                       Annual Report / December 31 2000


                         AIM VARIABLE INSURANCE FUNDS

                        AIM V.I. Aggressive Growth Fund
                            AIM V.I. Balanced Fund
                            AIM V.I. Blue Chip Fund
                      AIM V.I. Capital Appreciation Fund
                       AIM V.I. Capital Development Fund
                     AIM V.I. Dent Demographic Trends Fund
                       AIM V.I. Diversified Income Fund
                        AIM V.I. Global Utilities Fund
                      AIM V.I. Government Securities Fund
                             AIM V.I. Growth Fund
                        AIM V.I. Growth and Income Fund
                           AIM V.I. High Yield Fund
                      AIM V.I. International Equity Fund
                          AIM V.I. Money Market Fund
                AIM V.I. Telecommunications and Technology Fund
                              AIM V.I. Value Fund

Shares of the funds are currently offered only to insurance company separate accounts.

                                  [AIM LOGO]
                           --Registered Trademark--

TABLE OF CONTENTS

AIM Variable Insurance Funds, Inc.
  AIM V.I. Aggressive Growth Fund...........................................   1
  AIM V.I. Balanced Fund....................................................  13
  AIM V.I. Blue Chip Fund...................................................  31
  AIM V.I. Capital Appreciation Fund........................................  42
  AIM V.I. Capital Development Fund.........................................  55
  AIM V.I. Dent Demographic Trends Fund.....................................  68
  AIM V.I. Diversified Income Fund..........................................  80
  AIM V.I. Global Utilities Fund............................................  95
  AIM V.I. Government Securities Fund....................................... 107
  AIM V.I. Growth Fund...................................................... 118
  AIM V.I. Growth and Income Fund........................................... 130
  AIM V.I. High Yield Fund.................................................. 142
  AIM V.I. International Equity Fund........................................ 155
  AIM V.I. Money Market Fund................................................ 168
  AIM V.I. Telecommunications and Technology Fund........................... 177
  AIM V.I. Value Fund....................................................... 188


ANNUAL REPORT / MANAGERS' OVERVIEW

AIM V.I. AGGRESSIVE GROWTH FUND

FUND POSTS GAINS DESPITE MARKET WOES

IN 2000, THE STOCK MARKET EXPERIENCED ONE OF     But even the end of the election          the market in 1999, sustained losses in
ITS WORST YEARS IN THE PAST TWO DECADES. HOW  controversy failed to produce a sustained    2000. Among the better-performing market
DID AIM V.I. AGGRESSIVE GROWTH FUND PERFORM?  market rally as investors continued to be    sectors were health care, financial
Although market conditions were extremely     concerned about corporate earnings growth.   services, energy and utilities.
difficult, particularly in the fourth         By early December, the Fed was indicating
quarter of the year, the fund recorded        that it might consider cutting interest      HOW DID THE FUND'S SECTOR WEIGHTINGS
positive returns. For the year ended          rates in the wake of slowing economic        CHANGE DURING THE FISCAL YEAR?
December 31, 2000, the fund's total           growth. However, the shift in the Fed's      As of December 31, 2000, technology
return was 2.60%. By comparison, the          bias was insufficient to counteract          stocks made up about 40% of the
Russell 2000 Index and the Russell 2500       concerns about declining corporate           portfolio, down from nearly 58% at
Index recorded returns of -3.02% and 4.27%,   earnings growth, and most key market         the outset of the year. While tech
respectively, over the same period.           indexes recorded losses for the year, with   stocks struggled in 2000, we
                                              the Nasdaq falling a stunning 39.29%.        to hold the stocks of tech
WHAT WERE THE MAJOR STOCK-MARKET TRENDS?         In a reversal of recent trends, value     companies that we believe have strong
A strong market rally during the initial      stocks significantly outperformed growth     earnings-growth prospects. We believe
months of 2000 gave way to a volatile,        stocks as many investors sought lower-       that the stocks of these companies will
downward-trending market for the remainder    priced equities. Mid-cap stocks outperformed fare well in the long run. Health-care
of the year. Early in 2000, technology        large- and small-cap stocks. Mid-cap stocks  stocks increased from about 6% to more
stocks led the market surge, as the           benefited from their attractive valuations   than 13% of the portfolio during the
tech-laden Nasdaq soared to record levels     and the solid earnings-growth prospects of   fiscal year. Investors favored health-
well into March. Toward the end of the        many medium-sized companies. By comparison,  care stocks because demand for medical
month, however, investors became concerned    many larger companies experienced            products and services tends to remain
that tech stocks might be overvalued,         deteriorating earnings growth, and           steady regardless of economic trends.
sparking a sharp sell-off in this sector.     investors had misgivings about the           The fund's weighting in energy stocks
Because investors were also concerned         earnings-growth prospects of small           increased from 3% to more than 9% of
that the Federal Reserve Board (the Fed)      companies. Tech stocks, which led            the portfolio. Energy stocks got a boost
might continue to raise interest rates                                                     from rising oil and natural-gas prices.
to contain inflation, the sell-off
ultimately spread to other market        PORTFOLIO COMPOSITION
sectors.
   In May, the Fed raised the key        As of 12/31/00, based on total net assets
federal funds rate from 6.0% to 6.5%,
and left that rate unchanged for the     TOP 10 EQUITY HOLDINGS                   TOP 10 INDUSTRIES
remainder of the year. After rallying    ---------------------------------------  ------------------------------------------------
in late May and June, markets plunged     1. Alpha Industries, Inc.        2.44%   1. Oil & Gas (Drilling & Equipment)       8.00%
in the third and fourth quarters of      ---------------------------------------  ------------------------------------------------
2000 amid concerns about rising oil       2. QLogic Corp.                  2.12    2. Computers (Software & Services)        7.83
prices, unrest in the Middle East        ---------------------------------------  ------------------------------------------------
and disappointing corporate earnings      3. Jack Henry & Associates, Inc. 2.05    3. Electronics (Semiconductors)           5.11
growth for many companies.               ---------------------------------------  ------------------------------------------------
Uncertainty about the outcome of the      4. National Instruments Corp     1.87    4. Communications Equipment               4.92
presidential election, which wasn't      ---------------------------------------  ------------------------------------------------
resolved until December 12,               5. Emulex Corp.                  1.76    5. Health Care (Specialized Services)     4.87
contributed to the steep                 ---------------------------------------  ------------------------------------------------
fourth-quarter market decline.            6. Power-One, Inc.               1.73    6. Health Care (Hospital Management)      4.27
                                         ---------------------------------------  ------------------------------------------------
                                          7. Anaren Microwave, Inc.        1.68    7. Electronics (Instrumentation)          4.00
                                         ---------------------------------------  ------------------------------------------------
                                          8. Province Healthcare Co.       1.56    8. Retail (Specialty-Apparel)             3.97
                                         ---------------------------------------  ------------------------------------------------
                                          9. Shaw Group Inc. (The)         1.54    9. Telecommunications (Cellular/Wireless) 3.60
                                         ---------------------------------------  ------------------------------------------------
                                         10. National-Oilwell, Inc.        1.49   10. Services (Commercial & Consumer)       3.32

                                        The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                        AIM V.I. AGGRESSIVE GROWTH FUND


ANNUAL REPORT/MANAGERS' OVERVIEW

RESULTS OF A $10,000 INVESTMENT                                                           FUND PERFORMANCE
5/1/98-12/31/00
                                                                                          AVERAGE ANNUAL TOTAL RETURNS
in thousands
                                         [GRAPH APPEARS HERE]                             As of 12/31/00
                                                                                          ------------------------------
                        AIM V.I. AGGRESSIVE       RUSSELL             RUSSELL             Inception (5/1/98)      15.54%
                            GROWTH FUND         2500 INDEX          2000 INDEX            ------------------------------
                        -------------------     ----------          ----------            1 Year                   2.60
05/01/98                      10,000              10,000              10,000              ------------------------------
05/31/98                       9,450               9,536               9,461
06/30/98                       9,700               9,547               9,481              MARKET VOLATILITY CAN SIGNIFICANTLY
07/31/98                       9,141               8,891               8,714              IMPACT SHORT-TERM PERFORMANCE. RESULTS
08/31/98                       7,601               7,214               7,022              OF AN INVESTMENT MADE TODAY MAY DIFFER
09/30/98                       8,091               7,726               7,571              SUBSTANTIALLY FROM THE HISTORICAL
10/31/98                       8,380               8,149               7,880              PERFORMANCE SHOWN.
11/30/98                       9,070               8,552               8,293
12/31/98                       9,905               9,071               8,806              The performance figures shown here,
01/31/99                       9,996               9,055               8,923              which represent AIM V.I. Aggressive
02/28/99                       9,121               8,460               8,200              Growth Fund, are not intended to reflect
03/31/99                       9,443               8,641               8,328              actual annuity values, and they do not
04/30/99                       9,774               9,414               9,075              reflect charges at the separate-account
05/31/99                       9,875               9,560               9,207              level which (if applied) would lower
06/30/99                      10,700              10,058               9,624              them. AIM V.I. Aggressive Growth Fund's
07/31/99                      10,830               9,860               9,360              performance figures are historical, and
08/31/99                      10,729               9,552               9,013              they reflect the reinvestment of
09/30/99                      11,061               9,409               9,015              distributions and changes in net asset
10/31/99                      11,543               9,615               9,052              value. The fund's investment return and
11/30/99                      12,529              10,158               9,592              principal value will fluctuate, so an
12/31/99                      14,329              11,261              10,678              investor's shares, when redeemed, may be
01/31/00                      14,129              11,002              10,506              worth more or less than their original
02/29/00                      18,674              12,590              12,241              cost. Had fund expenses not been
03/31/00                      18,190              12,398              11,434              absorbed, returns would have been lower.
04/30/00                      17,054              11,731              10,746                 Investing in micro, small and mid-
05/31/00                      15,415              11,168              10,120              sized companies may involve risks not
06/30/00                      17,244              11,902              11,002              associated with investing in more
07/31/00                      16,370              11,599              10,648              established companies. Also, micro and
08/31/00                      18,673              12,597              11,461              small companies may have business risk,
09/30/00                      17,577              12,188              11,124              significant stock-price fluctuations and
10/31/00                      16,732              11,853              10,627              illiquidity.
11/30/00                      13,645              10,810               9,536                 The National Association of
12/31/00                     $14,703             $11,741             $10,355              Securities Dealers Automated Quotation
-----------------                                                                         System Composite Index (the Nasdaq) is a
Source: Lipper, Inc.                                                                      market-value-weighted index comprising
Past performance cannot guarantee comparable future results.                              all domestic and non-U.S.-based common
                                                                                          stocks listed on the Nasdaq system.
                                                                                             The unmanaged Russell 2000 Index
WHAT WERE SOME OF THE FUND'S TOP              communications and defense                  represents the performance of the stocks
HOLDINGS?                                     electronics.                                of small-capitalization companies.
 . Alpha Industries provides integrated      . Province Healthcare operates 16                The unmanaged Russell 2500 Index
  circuits and semiconductors for             acute-care hospitals mainly in              measures the performance of the 2,500
  wire-less-communications                    rural areas in nine states.                 smallest companies in the Russell 3000
  applications.                             . Shaw Group is a leading maker of            Index, which measures the performance of
 . QLogic designs and supplies semicon-        pre-fab piping systems, mainly              the 3,000 largest U.S. companies based
  ductor and board-level input/output         for the power, chemical and                 on total market capitalization.
  products.                                   petrochemical, refinery and                    Since the last reporting period, AIM
 . Jack Henry & Associates provides            gas-processing industries.                  V.I. Aggressive Growth Fund has elected
  integrated hardware and software          . National-Oilwell provides oil and           to use the Russell 2500 Index as its
  systems that automate transaction           natural-gas drilling equipment for          benchmark instead of the Russell 2000.
  and data-processing activities for          both onshore and offshore rigs.             The new index more closely resembles the
  banks and similar institutions.                                                         securities in which the fund invests.
 . National Instruments makes hardware       WHAT WERE CONDITIONS LIKE AS THE              The fund will no longer measure its
  and software that converts standard       FISCAL YEAR CLOSED ON DECEMBER 31?            performance against the Russell 2000,
  personal computers into test and          The situation was mixed. Late in 2000,        the index published in previous
  measurement systems.                      markets were roiled by a string of            shareholder reports. Because this is the
 . Emulex designs high-speed fiber           corporate warnings about earnings and         first reporting period since we have
  channel products, printer servers         revenue expectations. Many believe            adopted the new index, SEC guidelines
  and network access servers.               earnings may continue to disappoint for       require us to compare the fund's
 . Power-One makes products that             the next six to eight months, as capital      performance to that of both the old and
  include AC/DC converters and              expenditures and consumer spending may        the new index.
  voltage power switchers for use           slow or decline.                                 An investment cannot be made in an
  in communications, automatic testing,        On the other hand, toward the close of     index. Unless otherwise indicated, index
  medical and other electronic              the fiscal year, the Fed indicated that       results include reinvested dividends.
  equipment.                                its bias had changed from warding off
 . Anaren Microwave makes microwave-         inflation to warding off recession,           -----------------------------------------
  signal processing devices for             signaling the possibility of rate cuts
  wireless communications, satellite        aimed at stimulating the economy.                Though the economy had slowed from
                                            Historically, declining interest rates        its previous strong pace, unemployment
                                            bode well for stocks.                         remained at its lowest level in decades
                                                                                          and inflation continued to be quite low.
                                                                                          Prices of many stocks had been brought
                                                                                          to much more reasonable levels by the
                                                                                          steep downturn in equity markets during
                                                                                          the last quarter of 2000, a potential
                                                                                          buying opportunity.

2                         AIM V.I. AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                           MARKET
                                               SHARES      VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS - 93.36%

AIR FREIGHT - 0.35%

Expeditors International of Washington, Inc.      6,800 $    365,075
====================================================================

BANKS (REGIONAL) - 1.42%

Bank United Corp. - Class A                       7,200      490,950
--------------------------------------------------------------------
Southwest Bancorp. of Texas, Inc.(a)             22,700      974,681
====================================================================
                                                           1,465,631
====================================================================

BIOTECHNOLOGY - 0.72%

Applera Corp. - Celera Genomics Group(a)          3,200      115,000
--------------------------------------------------------------------
Aurora Biosciences Corp.(a)                       4,500      141,469
--------------------------------------------------------------------
Techne Corp.(a)                                  13,600      490,450
====================================================================
                                                             746,919
====================================================================

BROADCASTING (TELEVISION, RADIO & CABLE) - 0.41%

Hispanic Broadcasting Corp.(a)                   16,400      418,200
====================================================================

CHEMICALS (SPECIALTY) - 0.90%

OM Group, Inc.                                   17,000      928,625
====================================================================

COMMUNICATIONS EQUIPMENT - 4.92%

Comverse Technology, Inc.(a)                     11,400    1,238,325
--------------------------------------------------------------------
Digital Lightwave, Inc.(a)                        5,400      171,112
--------------------------------------------------------------------
Dycom Industries, Inc.(a)                        12,500      449,219
--------------------------------------------------------------------
Finisar Corp.(a)                                 11,100      321,900
--------------------------------------------------------------------
MasTec, Inc.(a)                                  10,263      205,260
--------------------------------------------------------------------
Polycom, Inc.(a)                                 45,400    1,461,312
--------------------------------------------------------------------
Proxim, Inc.(a)                                  17,000      731,000
--------------------------------------------------------------------
REMEC, Inc.(a)                                   22,150      213,194
--------------------------------------------------------------------
Tollgrade Communications, Inc.(a)                 3,200      116,800
--------------------------------------------------------------------
UTStarcom, Inc.(a)                               11,100      172,050
====================================================================
                                                           5,080,172
====================================================================

COMPUTERS (HARDWARE) - 1.93%

Concurrent Computer Corp.(a)                     11,400       61,275
--------------------------------------------------------------------
National Instruments Corp.(a)                    39,750    1,930,359
====================================================================
                                                           1,991,634
====================================================================

COMPUTERS (NETWORKING) - 2.59%

Avocent Corp.(a)                                 11,050      298,350
--------------------------------------------------------------------
Emulex Corp.(a)                                  22,700    1,814,581
--------------------------------------------------------------------
SonicWALL, Inc.(a)                               34,100      554,125
====================================================================
                                                           2,667,056
====================================================================

COMPUTERS (PERIPHERALS) - 3.21%

Actel Corp.(a)                                   22,700      549,056
--------------------------------------------------------------------
QLogic Corp.(a)                                  28,400    2,186,800
--------------------------------------------------------------------
SanDisk Corp.(a)                                 11,100      308,025
--------------------------------------------------------------------
Silicon Storage Technology, Inc.(a)              22,300      263,419
====================================================================
                                                           3,307,300
====================================================================

                                                           MARKET
                                               SHARES      VALUE
COMPUTERS (SOFTWARE & SERVICES) - 7.83%

Aspen Technology, Inc.(a)                        22,700 $    754,775
--------------------------------------------------------------------
Business Objects S.A. - ADR (France)(a)           6,600      373,725
--------------------------------------------------------------------
Eclipsys Corp.(a)                                16,600      406,700
--------------------------------------------------------------------
Henry (Jack) & Associates, Inc.                  34,100    2,118,462
--------------------------------------------------------------------
Inforte Corp.(a)                                 16,600      228,250
--------------------------------------------------------------------
Macrovision Corp.(a)                             11,400      843,778
--------------------------------------------------------------------
Mercury Interactive Corp.(a)                      4,400      397,100
--------------------------------------------------------------------
Micromuse Inc.(a)                                 4,600      277,653
--------------------------------------------------------------------
NetIQ Corp.(a)                                    4,541      396,770
--------------------------------------------------------------------
Peregrine Systems, Inc.(a)                        8,600      169,850
--------------------------------------------------------------------
Rational Software Corp.(a)                        8,800      342,650
--------------------------------------------------------------------
SeaChange International, Inc.(a)                  5,500      111,719
--------------------------------------------------------------------
Secure Computing Corp.(a)                        21,500      212,312
--------------------------------------------------------------------
SERENA Software, Inc.(a)                         11,400      390,272
--------------------------------------------------------------------
Ulticom, Inc.(a)                                  6,800      231,625
--------------------------------------------------------------------
Verity, Inc.(a)                                  16,600      399,437
--------------------------------------------------------------------
WebTrends Corp.(a)                               11,400      329,887
--------------------------------------------------------------------
Zengine, Inc.(a)                                 13,780       94,737
====================================================================
                                                           8,079,702
====================================================================

DISTRIBUTORS (FOOD & HEALTH) - 0.64%

McKesson HBOC, Inc.                              11,400      409,146
--------------------------------------------------------------------
Patterson Dental Co.(a)                           7,500      254,062
====================================================================
                                                             663,208
====================================================================

ELECTRICAL EQUIPMENT - 2.82%

Black Box Corp.(a)                               12,500      603,906
--------------------------------------------------------------------
Cree, Inc.(a)                                     6,800      241,612
--------------------------------------------------------------------
Molex, Inc. - Class A                            11,950      303,978
--------------------------------------------------------------------
Plexus Corp.(a)                                  22,700      689,867
--------------------------------------------------------------------
Sanmina Corp.(a)                                  9,100      697,287
--------------------------------------------------------------------
Viasystems Group, Inc.(a)                        45,400      377,387
====================================================================
                                                           2,914,037
====================================================================

ELECTRONICS (COMPONENT DISTRIBUTORS) - 2.34%

Power-One, Inc.(a)                               45,400    1,784,787
--------------------------------------------------------------------
Sawtek Inc.(a)                                   13,600      628,150
====================================================================
                                                           2,412,937
====================================================================

ELECTRONICS (DEFENSE) - 2.32%

Aeroflex Inc.(a)                                 22,700      654,398
--------------------------------------------------------------------
Anaren Microwave, Inc.(a)                        25,800    1,733,438
====================================================================
                                                           2,387,836
====================================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND                      3

                                                              MARKET
                                                  SHARES      VALUE
ELECTRONICS (INSTRUMENTATION) - 4.00%

Alpha Industries, Inc.(a)                           68,100 $  2,519,700
-----------------------------------------------------------------------
PerkinElmer, Inc.                                    4,500      472,500
-----------------------------------------------------------------------
Tektronix, Inc.                                     33,700    1,135,269
=======================================================================
                                                              4,127,469
=======================================================================

ELECTRONICS (SEMICONDUCTORS) - 5.11%

Cirrus Logic, Inc.(a)                               11,100      208,125
-----------------------------------------------------------------------
Dallas Semiconductor Corp.                          17,000      435,625
-----------------------------------------------------------------------
GlobeSpan, Inc.(a)                                   3,200       88,000
-----------------------------------------------------------------------
Integrated Device Technology, Inc.(a)               28,400      940,750
-----------------------------------------------------------------------
Micrel, Inc.(a)                                     14,700      495,206
-----------------------------------------------------------------------
Microchip Technology Inc.(a)                        45,400      995,963
-----------------------------------------------------------------------
Pixelworks, Inc.(a)                                 11,400      255,075
-----------------------------------------------------------------------
Semtech Corp.(a)                                    11,400      251,513
-----------------------------------------------------------------------
SIPEX Corp.(a)                                      28,400      679,825
-----------------------------------------------------------------------
TranSwitch Corp.(a)                                 17,000      665,125
-----------------------------------------------------------------------
Zoran Corp.(a)                                      16,600      257,300
=======================================================================
                                                              5,272,507
=======================================================================

EQUIPMENT (SEMICONDUCTOR) - 0.36%

EMCORE Corp.(a)                                      7,900      371,300
=======================================================================

FINANCIAL (DIVERSIFIED) - 1.29%

SEI Investments Co.                                 11,900    1,332,800
=======================================================================

FOODS - 0.35%

Hain Celestial Group, Inc.(a)                       11,100      360,750
=======================================================================

FOOTWEAR - 0.37%

Vans, Inc.(a)                                       22,700      384,481
=======================================================================

HEALTH CARE (DRUGS - GENERIC & OTHER) - 0.59%

CIMA Labs Inc.(a)                                    4,400      286,275
-----------------------------------------------------------------------
Medicis Pharmaceutical Corp. - Class A(a)            5,400      319,275
=======================================================================
                                                                605,550
=======================================================================

HEALTH CARE (HOSPITAL MANAGEMENT) - 4.27%

Health Management Associates, Inc. - Class A(a)     56,800    1,178,600
-----------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                        22,700    1,137,838
-----------------------------------------------------------------------
Province Healthcare Co.(a)                          40,850    1,608,469
-----------------------------------------------------------------------
Triad Hospitals, Inc.(a)                            14,900      485,181
=======================================================================
                                                              4,410,088
=======================================================================

HEALTH CARE (MANAGED CARE) - 1.82%

Express Scripts, Inc. - Class A(a)                   6,500      664,625
-----------------------------------------------------------------------
First Health Group Corp.(a)                         26,100    1,215,281
=======================================================================
                                                              1,879,906
=======================================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 0.89%

Biosite Diagnostics Inc.(a)                         11,400      460,988
-----------------------------------------------------------------------
Novoste Corp.(a)                                     5,500      151,250
-----------------------------------------------------------------------
Zoll Medical Corp.(a)                                8,800      308,550
=======================================================================
                                                                920,788
=======================================================================

                                                           MARKET
                                               SHARES      VALUE
HEALTH CARE (SPECIALIZED SERVICES) - 4.87%

HEALTHSOUTH Corp.(a)                             68,100 $  1,110,881
--------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)           7,900    1,390,400
--------------------------------------------------------------------
Lincare Holdings, Inc.(a)                        17,000      970,063
--------------------------------------------------------------------
Quest Diagnostics Inc.(a)                         6,800      965,600
--------------------------------------------------------------------
RehabCare Group, Inc.(a)                         11,400      585,675
====================================================================
                                                           5,022,619
====================================================================

INSURANCE (PROPERTY - CASUALTY) - 0.59%

HCC Insurance Holdings, Inc.                     22,700      611,481
====================================================================

INVESTMENT MANAGEMENT - 0.98%

Affiliated Managers Group, Inc.(a)               10,200      559,725
--------------------------------------------------------------------
Eaton Vance Corp.                                14,000      451,500
====================================================================
                                                           1,011,225
====================================================================

MANUFACTURING (SPECIALIZED) - 0.51%

Insituform Technologies, Inc. - Class A(a)       13,300      530,338
====================================================================

METAL FABRICATORS - 1.54%

Shaw Group Inc. (The)(a)                         31,800    1,590,000
====================================================================

NATURAL GAS - 0.75%

Kinder Morgan, Inc.                              14,800      772,375
====================================================================

OFFICE EQUIPMENT & SUPPLIES - 0.16%

MCSi, Inc.(a)                                     7,500      160,313
====================================================================

OIL & GAS (DRILLING & EQUIPMENT) - 8.00%

Cal Dive International, Inc.(a)                  22,700      604,388
--------------------------------------------------------------------
Cooper Cameron Corp.(a)                          14,700      971,119
--------------------------------------------------------------------
Core Laboratories N.V. (Netherlands)(a)          19,900      543,519
--------------------------------------------------------------------
Dril-Quip, Inc.(a)                                6,600      225,638
--------------------------------------------------------------------
Hanover Compressor Co.(a)                        26,300    1,171,994
--------------------------------------------------------------------
Marine Drilling Cos., Inc.(a)                    28,400      759,700
--------------------------------------------------------------------
National-Oilwell, Inc.(a)                        39,700    1,535,894
--------------------------------------------------------------------
Patterson Energy, Inc.(a)                        34,100    1,270,225
--------------------------------------------------------------------
Pride International, Inc.(a)                     34,000      837,250
--------------------------------------------------------------------
Varco International, Inc.(a)                     15,400      334,950
====================================================================
                                                           8,254,677
====================================================================

OIL & GAS (EXPLORATION & PRODUCTION) - 0.72%

Newfield Exploration Co.(a)                      11,100      526,556
--------------------------------------------------------------------
Stone Energy Corp.(a)                             3,400      219,470
====================================================================
                                                             746,026
====================================================================

RESTAURANTS - 1.88%

CBRL Group, Inc.                                 25,700      467,419
--------------------------------------------------------------------
CEC Entertainment Inc.(a)                        18,150      619,369
--------------------------------------------------------------------
Jack in the Box Inc.(a)                           8,800      259,050
--------------------------------------------------------------------
Sonic Corp.(a)                                   25,500      594,469
====================================================================
                                                           1,940,307
====================================================================

4                       AIM V.I. AGGRESSIVE GROWTH FUND

                                                              MARKET
                                                  SHARES      VALUE
RETAIL (COMPUTERS & ELECTRONICS) - 0.67%

CDW Computer Centers, Inc.(a)                       19,900 $    554,713
-----------------------------------------------------------------------
Tweeter Home Entertainment Group, Inc.(a)           11,400      138,938
=======================================================================
                                                                693,651
=======================================================================

RETAIL (SPECIALTY) - 1.80%

Genesco, Inc.(a)                                    22,700      554,731
-----------------------------------------------------------------------
Linens 'n Things, Inc.(a)                           28,400      784,550
-----------------------------------------------------------------------
Venator Group, Inc.(a)                              33,200      514,600
=======================================================================
                                                              1,853,881
=======================================================================

RETAIL (SPECIALTY - APPAREL) - 3.97%

Abercrombie & Fitch Co. - Class A(a)                68,100    1,362,000
-----------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                      45,437    1,238,158
-----------------------------------------------------------------------
Pacific Sunwear of California(a)                    11,400      292,125
-----------------------------------------------------------------------
Talbots, Inc. (The)                                 20,400      930,750
-----------------------------------------------------------------------
Too Inc.(a)                                         22,100      276,250
=======================================================================
                                                              4,099,283
=======================================================================

SERVICES (ADVERTISING/MARKETING) - 1.85%

Forrester Research, Inc.(a)                         11,400      570,713
-----------------------------------------------------------------------
Professional Detailing, Inc.(a)                      7,900      835,548
-----------------------------------------------------------------------
TMP Worldwide, Inc.(a)                               9,100      500,500
=======================================================================
                                                              1,906,761
=======================================================================

SERVICES (COMMERCIAL & CONSUMER) - 3.32%

Apollo Group, Inc. - Class A(a)                     13,700      673,869
-----------------------------------------------------------------------
Copart, Inc.(a)                                     13,300      285,950
-----------------------------------------------------------------------
Corporate Executive Board Co. (The)(a)              14,800      588,531
-----------------------------------------------------------------------
DeVry, Inc.(a)                                      14,500      547,375
-----------------------------------------------------------------------
DiamondCluster International, Inc. - Class A(a)     34,100    1,040,050
-----------------------------------------------------------------------
Iron Mountain Inc.(a)                                7,900      293,288
=======================================================================
                                                              3,429,063
=======================================================================

SERVICES (COMPUTER SYSTEMS) - 1.04%

SunGard Data Systems Inc.(a)                        22,700    1,069,738
=======================================================================

SERVICES (DATA PROCESSING) - 1.92%

Concord EFS, Inc.(a)                                27,850    1,223,659
-----------------------------------------------------------------------
Fiserv, Inc.(a)                                     15,900      754,256
=======================================================================
                                                              1,977,915
=======================================================================

SERVICES (EMPLOYMENT) - 2.09%

Hall, Kinion & Associates, Inc.(a)                  27,900      561,488
-----------------------------------------------------------------------
Heidrick & Struggles International, Inc.(a)         11,900      500,544
-----------------------------------------------------------------------
On Assignment, Inc.(a)                              11,400      324,900
-----------------------------------------------------------------------
Robert Half International Inc.(a)                   28,900      765,850
=======================================================================
                                                              2,152,782
=======================================================================


                                                                  MARKET
                                                      SHARES      VALUE
SERVICES (FACILITIES & ENVIRONMENTAL) - 1.23%

Tetra Tech, Inc.(a)                                     39,700 $  1,265,438
===========================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 3.60%

AirGate PCS, Inc.(a)                                    11,400      404,700
---------------------------------------------------------------------------
Powertel, Inc.(a)                                        4,400      272,525
---------------------------------------------------------------------------
Powerwave Technologies, Inc.(a)                         22,700    1,327,950
---------------------------------------------------------------------------
Research in Motion (Canada)(a)                          13,600    1,088,000
---------------------------------------------------------------------------
Rural Cellular Corp. - Class A(a)                        4,400      130,350
---------------------------------------------------------------------------
SBA Communications Corp.(a)                              6,800      279,225
---------------------------------------------------------------------------
Western Wireless Corp. - Class A(a)                      5,500      215,531
===========================================================================
                                                                  3,718,281
===========================================================================

TEXTILES (APPAREL) - 0.42%

Quicksilver, Inc.(a)                                    22,150      429,156
===========================================================================
  Total Common Stocks & Other Equity Interests (Cost
   $94,284,543)                                                  96,329,281
===========================================================================

MONEY MARKET FUNDS - 6.52%

STIC Liquid Assets Portfolio(b)                      3,365,479    3,365,479
===========================================================================
STIC Prime Portfolio(b)                              3,365,479    3,365,479
===========================================================================
  Total Money Market Funds
   (Cost $6,730,958)                                              6,730,958
===========================================================================
TOTAL INVESTMENTS - 99.88%
 (COST $101,015,501)                                            103,060,239
===========================================================================
OTHER ASSETS LESS LIABILITIES - 0.12%                               120,627
===========================================================================
NET ASSETS - 100.00%                                           $103,180,866
===========================================================================

Investment Abbreviations:
ADR -  American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                        AIM V.I. AGGRESSIVE GROWTH FUND                       5

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $101,015,501)  $103,060,239
==============================================================
Receivables for:
 Fund shares sold                                      331,585
--------------------------------------------------------------
 Dividends                                              43,997
--------------------------------------------------------------
Investment for deferred compensation plan               14,805
--------------------------------------------------------------
Other assets                                               715
==============================================================
  Total assets                                     103,451,341
==============================================================

LIABILITIES:

Payables for:
 Investments purchased                                  81,801
--------------------------------------------------------------
 Fund shares reacquired                                    714
--------------------------------------------------------------
 Deferred compensation plan                             14,805
--------------------------------------------------------------
Accrued advisory fees                                   86,324
--------------------------------------------------------------
Accrued administrative services fees                    64,651
--------------------------------------------------------------
Accrued operating expenses                              22,180
==============================================================
  Total liabilities                                    270,475
==============================================================
Net assets applicable to shares outstanding       $103,180,866
______________________________________________________________
==============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Outstanding                                          7,056,124
==============================================================
Net asset value                                   $      14.62
______________________________________________________________
==============================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends from affiliated money market funds                  $    257,584
---------------------------------------------------------------------------
Dividends                                                           25,308
---------------------------------------------------------------------------
Interest                                                             1,209
===========================================================================
  Total investment income                                          284,101
===========================================================================

EXPENSES:

Advisory fees                                                      403,570
---------------------------------------------------------------------------
Administrative services fees                                       113,363
---------------------------------------------------------------------------
Custodian fees                                                      70,146
---------------------------------------------------------------------------
Professional fees                                                   22,291
---------------------------------------------------------------------------
Trustees' fees                                                       6,645
---------------------------------------------------------------------------
Other                                                               18,915
===========================================================================
  Total expenses                                                   634,930
===========================================================================
Less: Fees waived                                                  (50,479)
---------------------------------------------------------------------------
  Expenses paid indirectly                                            (602)
---------------------------------------------------------------------------
  Net expenses                                                     583,849
===========================================================================
Net investment income (loss)                                      (299,748)
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net realized gain (loss) from investment securities             (6,658,190)
===========================================================================

Change in net unrealized appreciation (depreciation) of
 investment securities                                          (3,147,103)
---------------------------------------------------------------------------
Net gain (loss) from investment securities                      (9,805,293)
===========================================================================
Net increase (decrease) in net assets resulting from
 operations                                                   $(10,105,041)
___________________________________________________________________________
===========================================================================

See Notes to Financial Statements.

6                        AIM V.I. AGGRESSIVE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                      2000         1999
                                                  ------------  -----------
OPERATIONS:

 Net investment income (loss)                     $   (299,748) $   (34,296)
----------------------------------------------------------------------------
 Net realized gain (loss) from investment
  securities                                        (6,658,190)     (13,688)
----------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities           (3,147,103)   4,503,331
============================================================================
  Net increase (decrease) in net assets resulting
   from operations                                 (10,105,041)   4,455,347
============================================================================
Share transactions - net                            95,960,063    8,471,394
============================================================================
  Net increase in net assets                        85,855,022   12,926,741
============================================================================

NET ASSETS:

 Beginning of year                                  17,325,844    4,399,103
============================================================================
 End of year                                      $103,180,866  $17,325,844
____________________________________________________________________________
============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                    $108,218,541  $12,551,916
----------------------------------------------------------------------------
 Undistributed net investment income (loss)            (14,998)      (8,688)
----------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities                             (7,067,415)    (409,225)
----------------------------------------------------------------------------
 Unrealized appreciation of investment securities    2,044,738    5,191,841
============================================================================
                                                  $103,180,866  $17,325,844
____________________________________________________________________________
============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve long-term growth of capital.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

                        AIM V.I. AGGRESSIVE GROWTH FUND                       7

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On December 31, 2000, undistributed net investment income (loss) was increased by $293,438 and paid in capital decreased by $293,438 as a result of differing book/tax treatment of net operating loss. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $2,178,994 as of December 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, through the year 2008.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. During the year ended December 31, 2000, AIM waived fees of $50,479.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2000, the Fund paid AIM $113,363 of which AIM retained $50,000 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $4,343 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $602 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $602.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $121,894,199 and $31,105,968, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $12,551,404
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities  (12,306,104)
==========================================================================
Net unrealized appreciation of investment securities          $   245,300
__________________________________________________________________________
==========================================================================

Cost of investments for tax purposes is $102,814,939.

NOTE 7 - SHARE INFORMATION
Changes in shares outstanding during the years ended Decmber 31, 2000 and 1999 were as follows:

                     2000                    1999
            -----------------------  ----------------------
             SHARES       AMOUNT      SHARES      AMOUNT
            ---------  ------------  ---------  -----------
Sold        6,160,739  $101,301,215  1,128,485  $12,082,374
------------------------------------------------------------
Reacquired   (320,145)   (5,341,152)  (359,576)  (3,610,980)
============================================================
            5,840,594  $ 95,960,063    768,909  $ 8,471,394
____________________________________________________________
============================================================

8                       AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 8 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                   MAY 1, 1998
                                             YEAR ENDED         (DATE OPERATIONS
                                            DECEMBER 31,          COMMENCED) TO
                                        ---------------------      DECEMBER 31,
                                        2000(a)       1999(a)         1998
                                        --------      -------   ----------------
Net asset value, beginning of period    $  14.25      $  9.85        $10.00
--------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)              (0.10)       (0.04)         0.04
--------------------------------------------------------------------------------
 Net gains (losses) on securities (both
  realized and unrealized)                  0.47         4.44         (0.14)
================================================================================
  Total from investment operations          0.37         4.40         (0.10)
================================================================================
Less distributions from net investment
 income                                       --           --         (0.05)
================================================================================
Net asset value, end of period          $  14.62      $ 14.25        $ 9.85
________________________________________________________________________________
================================================================================
Total return(b)                             2.60%       44.67%        (0.94)%
________________________________________________________________________________
================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s
 omitted)                               $103,181      $17,326        $4,399
________________________________________________________________________________
================================================================================
Ratio of expenses to average net
 assets:
 With fee waivers                           1.16%(c)     1.19%         1.16%(d)
================================================================================
 Without fee waivers                        1.26%(c)     2.42%         4.62%(d)
================================================================================
Ratio of net investment income (loss)
 to average net assets                     (0.59)%(c)   (0.41)%        0.96%(d)
________________________________________________________________________________
================================================================================
Portfolio turnover rate                       65%          89%           30%
________________________________________________________________________________
================================================================================

(a) Calculated using average shares outstanding.
(b) Total return is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $50,446,304.
(d) Annualized.

                        AIM V.I. AGGRESSIVE GROWTH FUND                      9

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Aggressive Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Aggressive Growth Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with accounting principles generally accepted in the United States of America.


                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

                        AIM V.I. AGGRESSIVE GROWTH FUND                      10

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Aggressive Growth Fund (the "Fund"), a portfolio of AIM Variable Insurance Funds, Inc. (the "Company"), reorganized as AIM Variable Insurance Funds, a Delaware business trust (the "Trust"), was held on April 10, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the Company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund so that it is non-fundamental.

(6) To ratify the selection of Tait, Weller & Baker as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the voting on the above matters were as follows:

                                                                      WITHHELD/
     DIRECTORS/MATTER                                     VOTES FOR  ABSTENTIONS
     --------------------------------------------------- ----------- -----------
 (1)* Charles T. Bauer.................................  336,558,177  9,129,703
      Bruce L. Crockett................................  337,513,648  8,174,232
      Owen Daly II.....................................  336,754,219  8,933,661
      Edward K. Dunn, Jr...............................  337,481,093  8,206,787
      Jack M. Fields...................................  337,574,973  8,112,907
      Carl Frischling..................................  337,177,860  8,510,020
      Robert H. Graham.................................  337,319,248  8,368,632
      Prema Mathai-Davis...............................  337,262,043  8,425,837
      Lewis F. Pennock.................................  337,440,897  8,246,983
      Louis S. Sklar...................................  337,447,894  8,239,986

                                                            VOTES    WITHHELD/
      MATTER                                   VOTES FOR   AGAINST  ABSTENTIONS
      --------------------------------------  ----------- --------- -----------
 (2)*   Approval of an Agreement and Plan
        of Reorganization which provides
        for the reorganization of
        AIM Variable Insurance Funds, Inc.
        as a Delaware business trust.......   318,213,444 8,412,798 19,061,638
 (3)    Approval of a new Master Investment
        Advisory Agreement with A I M
        Advisors, Inc......................     1,047,996    50,339    196,496
 (4)(a) Approval of changing the
        Fundamental Restriction on Issuer
        Diversification....................       987,014    48,249    259,568
 (4)(b) Approval of changing the
        Fundamental Restriction on
        Borrowing Money and Issuing Senior
        Securities.........................     1,039,481    47,109    208,241
 (4)(c) Approval of changing the
        Fundamental Restriction on
        Underwriting Securities............     1,115,904    48,520    130,407
 (4)(d) Approval of changing the
        Fundamental Restriction on Industry
        Concentration......................     1,122,325    28,685    143,821
 (4)(e) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Real Estate..     1,110,959    39,815    144,057
 (4)(f) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Commodities .     1,093,453    29,422    171,956
 (4)(g) Approval of changing the
        Fundamental Restriction on Making
        Loans..............................     1,109,990    29,970    154,871
 (4)(h) Approval of the Elimination of
        Fundamental Restriction on
        Investing for the Purpose of
        Control............................     1,129,624    31,922    133,285
 (5)    Approval of Changing the Investment
        Objective so that it is Non-
        Fundamental........................     1,038,484    47,897    208,450
 (6)    Ratification of the selection of
        Tait, Weller & Baker as Independent
        Accountants of the Fund............     1,156,951    22,095    115,785

--------
* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds, Inc.

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

                        AIM V.I. AGGRESSIVE GROWTH FUND                      11

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include approving the investment advisor's trustees fee; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

 Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

 Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                               OFFICERS                            OFFICE OF THE FUND

Robert H. Graham                                Robert H. Graham                    11 Greenway Plaza
Chairman, President and                         Chairman and President              Suite 100
Chief Executive Officer                                                             Houston, TX 77046
A I M Management Group Inc.                     Carol F. Relihan
                                                Senior Vice President and           INVESTMENT ADVISOR
Bruce L. Crockett                               Secretary
Director                                                                            A I M Advisors, Inc.
ACE Limited;                                    Gary T. Crum                        11 Greenway Plaza
Formerly Director, President, and               Senior Vice President               Suite 100
Chief Executive Officer                                                             Houston, TX 77046
COMSAT Corporation                              Dana R. Sutton
                                                Vice President and                  TRANSFER AGENT AND CUSTODIAN
Owen Daly II                                    Treasurer
Formerly Director                                                                   State Street Bank and Trust Company
Cortland Trust Inc.                             Robert G. Alley                     225 Franklin Street
                                                Vice President                      Boston, MA 02110
Albert R. Dowden
Chairman of the Board of Directors,             Stuart W. Coco                      COUNSEL TO THE FUNDS
The Cortland Trust and                          Vice President
DHJ Media, Inc.; and Director,                                                      Foley & Lardner
Magellan Insurance Company                      Melville B. Cox                     3000 K N.W., Suite 500
                                                Vice President                      Washington, D.C. 20007
Edward K. Dunn, Jr.
Formerly Chairman, Mercantile                   Karen Dunn Kelley                   COUNSEL TO THE TRUSTEES
Mortgage Corp.;                                 Vice President
Formerly Vice Chairman, President                                                   Kramer, Levin, Naftalis & Frankel LLP
and Chief Operating Officer                     Edgar M. Larsen                     919 Third Avenue
Mercantile-Safe Deposit & Trust Co.;            Vice President                      New York, NY 10022
and President, Mercantile Bankshares
                                                Mary J. Benson                      DISTRIBUTOR
Jack Fields                                     Assistant Vice President and
Chief Executive Officer,                        Assistant Treasurer                 A I M Distributors, Inc.
Twenty First Century, Inc.;                                                         11 Greenway Plaza
Formerly Member of the U.S.                     Sheri Morris                        Suite 100
House of Representatives                        Assistant Vice President and        Houston, TX 77046
                                                Assistant Treasurer
Carl Frischling                                                                     AUDITORS
Partner                                         Jim A. Coppedge
Kramer, Levin, Naftalis & Frankel LLP           Assistant Secretary                 Tait, Weller & Baker
                                                                                    8 Penn Center Plaza
Prema Mathai-Davis                              Renee A. Friedli                    Suite 800
Formerly Chief Executive Officer,               Assistant Secretary                 Philadelphia, PA 19103
YWCA of the U.S.A.
                                                P. Michelle Grace
Lewis F. Pennock                                Assistant Secretary
Partner, Pennock & Cooper (law firm)
                                                Nancy L. Martin
Louis S. Sklar                                  Assistant Secretary
Executive Vice President, Development
and Operations,                                 Ofelia M. Mayo
Hines Interests                                 Assistant Secretary
Limited Partnership
                                                Lisa A. Moss
                                                Assistant Secretary

                                                Kathleen J. Pflueger
                                                Assistant Secretary

12                      AIM V.I. AGGRESSIVE GROWTH FUND

ANNUAL REPORT / MANAGERS' OVERVIEW

AIM V.I. BALANCED FUND

FUND WEATHERS STORMY MARKET

THE HEADLINES HAVE PAINTED A RATHER         corrections in the technology sector.         and businesses, constricting their
ALARMING PICTURE THIS YEAR. WHAT RESULTS       Meanwhile, the Federal Reserve Board       buying power. All year the euro's
DID THE FUND PRODUCE?                       (the Fed) continued raising interest          weakness made U.S. goods more expensive
Though certainly affected by the year's     rates to contain inflation by slowing         overseas and depressed earnings for many
astonishing volatility, AIM V.I.            torrid economic growth. Rising rates cut      U.S. multinational corporations. Markets
Balanced Fund fared better than the         into bond portfolio returns, since the        remained unsettled during the month-long
stock market, as represented by the S&P     value of existing bonds declines as new       uncertainty over the U.S. presidential
500. The fund posted a return of -4.20%     bonds are issued at higher interest           election. In the fall, a startling
for the fiscal year ended December 31,      rates. After raising rates again in May--     proportion of major corporations issued
2000, while the S&P 500 returned -9.10%.    the sixth increase since the preceding        warnings that their earnings would not
A balanced fund's bond component tends      June--the Fed ceased its monetary             meet analysts' expectations.
to moderate its results both when           tightening policy for the remainder of           These interacting concerns culminated
markets rise and when they decline.         the year. Markets rallied in late May         in a steep market decline in November.
However, compared to other balanced         and June amid mounting evidence that          Markets rebounded at indications that
funds, AIM V.I. Balanced Fund contains      economic growth was slowing, reducing         the Fed might cut interest rates soon,
more growth stocks, which tend to           the probability of additional Fed rate        then sagged again when no rate cut
perform better in rising than in falling    hikes.                                        materialized at the Fed's December 19
markets. The Lipper Balanced Fund Index        Market values of bonds were skewed by      meeting.
returned 2.39% during the same period.      the Treasury Department's program of
                                            buying back 30-year Treasury bonds to         GROWTH OF TOTAL NET ASSETS
WHAT MAJOR TRENDS SHAPED THE MARKET?        reduce the federal debt. The perceived
During the first two months of the year,    scarcity of long-term Treasuries drove        12/31/99      $48.3 MILLION
the market remained very strong. The Dow    their prices up, causing their yields to      12/31/00      $85.7 MILLION
set a record in January, and the tech-      drop below those of shorter-term
laden Nasdaq continued to soar to record    instruments, a condition called an
levels well into March. Then investors      inverted yield curve.
became concerned that tech stocks might        In late summer and early fall,
be overvalued, and virtually the entire     several factors converged to undermine
stock market was shaken by severe price     corporate earnings. Skyrocketing oil
                                            prices raised costs for both consumers

PORTFOLIO COMPOSITION
As of 12/31/00, based on total net assets

TOP 10 COMMON STOCK HOLDINGS                       TOP 10 FIXED-INCOME HOLDINGS
--------------------------------------------       --------------------------------------------------------------------------
 1. Citigroup Inc.                      0.95%                                                                         % NET
--------------------------------------------                                             COUPON        MATURITY     ASSETS UP
 2. EMC Corp.                           0.94       --------------------------------------------------------------------------
--------------------------------------------        1. U.S. Treasury Notes           5.75%-6.88%    5/31/02-8/15/10    9.39%
 3. Verizon Communications Inc.         0.92       -------------------------------------------------------------------------
--------------------------------------------        2. Comverse Technology, Inc.         4.50%           7/1/05        0.89
 4. American International Group, Inc.  0.89       -------------------------------------------------------------------------
--------------------------------------------        3. VERITAS Software Corp.            1.86%           8/13/06       0.56
 5. Univision Communications, Inc.      0.84       -------------------------------------------------------------------------
    - Class A                                       4. Deutsche Bank Luxembourg          6.83%          12/28/07       0.54
--------------------------------------------       -------------------------------------------------------------------------
 6. Cisco Systems, Inc.                 0.83        5. Continental Cablevision, Inc.     9.50%           8/1/13        0.51
--------------------------------------------       -------------------------------------------------------------------------
 7. Omnicom Group, Inc.                 0.82        6. Citicorp Lease -- Class A2        8.04%          12/15/19       0.42
--------------------------------------------       -------------------------------------------------------------------------
 8. SBC Communications Inc.             0.79        7. Candescent Technologies Corp.     8.00%           5/1/03        0.38
--------------------------------------------       -------------------------------------------------------------------------
 9. J.P. Morgan Chase & Co.             0.78        8. Northern Border Partners, L.P.    8.88%           6/15/10       0.38
--------------------------------------------           -- Series A
10. Marsh & McLennan Cos., Inc.         0.78       -------------------------------------------------------------------------
                                                    9. Honeywell International Inc.      7.50%           3/1/10        0.38
                                                   -------------------------------------------------------------------------
                                                   10. NBD Bank N.A. Michigan            8.25%          11/1/24        0.38

TOP 10 INDUSTRIES
----------------------------------------------------
 1. Telephone                                   6.40%
----------------------------------------------------
 2. Broadcasting (Television, Radio and Cable)  5.79
----------------------------------------------------
 3. Financial (Diversified)                     5.54
----------------------------------------------------
 4. Natural Gas                                 4.38
----------------------------------------------------
 5. Computers (Software & Services)             3.79
----------------------------------------------------
 6. Investment Banking/Brokerage                3.50
----------------------------------------------------
 7. Electric Companies                          3.07
----------------------------------------------------
 8. Banks (Major Regional)                      2.60
----------------------------------------------------
 9. Oil & Gas (Exploration & Production)        2.51
----------------------------------------------------
10. Communications Equipment                    2.44

The fund's  holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                      AIM V.I. BALANCED FUND                                  13

RESULTS OF A $10,000 INVESTMENT                                                           AVERAGE ANNUAL TOTAL RETURNS
5/1/98--12/31/00
(in thousands)                                                                            As of 12/31/00
                                   [GRAPH APPEARS HERE]                                   -------------------------------
                                                                                          Inception (5/1/98)       10.07%
                         AIM VI      LIPPER BALANCED     S&P 500                          -------------------------------
                     BALANCED FUND      FUND INDEX        INDEX                           1 year                   -4.20
                    ---------------  ---------------    ---------                         -------------------------------
05/02/02               $10,000          $10,000          $10,000
05/31/98                 9,910            9,828            9,899                          The performance figures shown here,
06/30/98                10,150           10,227           10,081                          which represent AIM V.I. Balanced Fund,
07/31/98                10,110           10,119            9,963                          are not intended to reflect actual
08/31/98                 9,681            8,656            9,104                          annuity values, and they do not reflect
09/30/98                10,031            9,211            9,498                          changes at the separate-account level
10/31/98                10,381            9,959            9,853                          which (if applied) would lower them. The
11/30/98                10,751           10,563           10,214                          fund's performance figures are
12/31/98                11,303           11,171           10,590                          historical, and they reflect the
01/31/99                11,617           11,638           10,760                          reinvestment of distributions and
02/28/99                11,221           11,276           10,502                          changes in net asset value. The fund's
03/31/99                11,678           11,727           10,761                          investment return and principal value
04/30/99                11,830           12,181           11,114                          will fluctuate, so an investor's shares
05/31/99                11,606           11,894           10,943                          (when redeemed) may be worth more or
06/30/99                11,942           12,551           11,245                          less than their original cost.
07/31/99                11,759           12,161           11,035                             The unmanaged Dow Jones Industrial
08/31/99                11,647           12,100           10,919                          Average (the Dow) is a price-weighted
09/30/99                11,658           11,769           10,779                          average of 30 actively traded blue-chip
10/31/99                12,195           12,514           11,091                          stocks.
11/30/99                12,632           12,768           11,211                             The unmanaged Lipper Balanced Fund
12/31/99                13,484           13,518           11,543                          Index represents an average of the 30
01/31/00                13,329           12,840           11,253                          largest balanced funds tracked by
02/29/00                14,022           12,597           11,226                          Lipper, Inc., an independent mutual fund
03/31/00                14,250           13,829           11,888                          performance monitor. It is calculated
04/30/00                13,453           13,413           11,670                          daily, with adjustments for
05/31/00                12,926           13,138           11,560                          distributions as of the ex-dividend
06/30/00                13,732           13,461           11,745                          dates.
07/31/00                13,639           13,251           11,714                             The National Association of
08/31/00                14,445           14,074           12,236                          Securities Dealers Automated Quotation
09/30/00                13,948           13,331           11,979                          System Composite Index (the Nasdaq) is a
10/31/00                13,700           13,275           11,968                          market-value-weighted index comprising
11/30/00                12,604           12,229           11,534                          all domestic and non-U.S.-based common
12/31/00               $12,918          $12,289          $11,821                          stocks listed on the Nasdaq system.
-----------------                                                                            The unmanaged Standard & Poor's 500
Source: Lipper, Inc.                                                                      Index (S&P 500) is an index of common
Past performance cannot guarantee comparable future results.                              stocks frequently used as a general
                                                                                          measure of U.S. stock market
MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN          performance.
INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE               An investment cannot be made in an
SHOWN.                                                                                    index. Unless otherwise indicated, index
                                                                                          results include reinvested dividends.
WHAT STEPS DID THE FUND TAKE TO             interest-rate swings.
DEAL WITH THESE EVENTS?                                                                   --------------------------------------
The fund maintained its disciplined         WHAT WERE SOME HOLDINGS THAT
approach to investing. Capitalizing on      BENEFITTED THE FUND?                          months, as capital expenditures and
the market downturn as a buying             . Citigroup provides banking, insurance       consumer spending may decline. But
opportunity, the fund used its continued      and investment services to consumer         toward the close of the year, the Fed
strong cash inflows during the second         and corporate customers worldwide.          indicated that its bias had changed from
half to acquire additional growth stocks    . American International Group (AIG)          warding off inflation to warding off
at attractive prices. Broad                   has general and life insurance              recession, signaling the possibility of
diversification across industries and         operations in the United States             rate cuts to stimulate the economy.
market-capitalization ranges helped           and abroad.                                 Historically, declining interest rates
maintain stability. Among adjustments       . EMC makes hardware and software for         bode well for both stocks and bonds.
was an increase in energy holdings,           information storage and protection.            The economy continued to grow, though
especially in the natural-gas industry.     . Communications company Verizon was          more slowly. Unemployment and inflation
Holdings in financial services were also      formed by the merger of Bell                remained quite low. Prices of many
increased. In this area, beneficial           Atlantic and GTE.                           stocks had been brought to much more
results are anticipated from potentially    . Omnicom offers advertising, marketing       reasonable levels by the steep downturn
declining interest rates.                     and public-relations services.              in equity markets during the last
   For its fixed-income portfolio, the                                                    quarter of 2000, a potential buying
fund selects higher-quality bonds (with     WHAT WERE CONDITIONS LIKE AS THE FISCAL       opportunity.
an average quality rating of A) with        YEAR CLOSED ON DECEMBER 31?                      Given the uncertainty surrounding
intermediate maturities to reduce           The situation was mixed. Many believe         short-term economic trends, we can
volatility. The fund also holds down        corporate earnings may continue to            expect market volatility to continue and
the average duration of its bond            disappoint for the next six to eight          thus regard this as an environment in
portfolio to reduce its sensitivity to                                                    which investors would be well advised to
                                                                                          maintain a long-term investment
                                                                                          perspective.



14                         AIM V.I. BALANCED FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE

U.S. DOLLAR DENOMINATED BONDS & NOTES - 30.80%

AIRLINES - 0.35%

Delta Air Lines, Inc.,
 Unsec. Notes, 7.90%, 12/15/09                           $  200,000 $   192,328
-------------------------------------------------------------------------------
 Deb., 10.38%, 12/15/22                                     100,000     104,829
===============================================================================
                                                                        297,157
===============================================================================

AUTOMOBILES - 0.27%

DaimlerChrysler N.A. Holding Corp., Gtd.
 Notes, 8.00%, 06/15/10                                     100,000     101,091
-------------------------------------------------------------------------------
 Unsec. Notes, 7.40%, 01/20/05                              130,000     130,953
===============================================================================
                                                                        232,044
===============================================================================

BANKS (MAJOR REGIONAL) - 2.20%

BankBoston N.A., Unsec. Sub. Notes, 7.00%, 09/15/07         250,000     250,782
-------------------------------------------------------------------------------
BB&T Corp., RAPS Sub. Notes, 6.38%, 06/30/05                235,000     227,637
-------------------------------------------------------------------------------
Crestar Financial Corp., Sub. Notes, 8.75%, 11/15/04         60,000      64,290
-------------------------------------------------------------------------------
Deutsche Bank Luxembourg (Luxembourg), Yankee Bonds,
 6.83%, 12/28/07 (Acquired 07/11/00; Cost $458,225)(a)      500,000     463,107
-------------------------------------------------------------------------------
HSBC Capital Funding L.P., Gtd. Bonds, 10.18%, 12/29/49
 (Acquired 08/24/00;
 Cost $111,662)(a)                                          100,000     115,311
-------------------------------------------------------------------------------
Midland Bank PLC (United Kingdom), Unsec. Sub. Yankee
 Notes,
 7.65%, 05/01/25                                             20,000      20,712
-------------------------------------------------------------------------------
Bank of America Corp., Sub. Notes,
 9.38%, 09/15/09                                             50,000      57,056
-------------------------------------------------------------------------------
 10.20%, 07/15/15                                           150,000     179,725
-------------------------------------------------------------------------------
Regions Financial Corp., Putable Sub. Notes, 7.75%,
 09/15/24                                                   200,000     207,436
-------------------------------------------------------------------------------
Republic New York Corp., Sub.
 Deb., 9.50%, 04/15/14                                       70,000      81,730
-------------------------------------------------------------------------------
 Notes, 9.70%, 02/01/09                                      65,000      74,119
-------------------------------------------------------------------------------
Skandinaviska Enskilda Banken (Sweden), Sub. Yankee
 Notes, 6.88%, 02/15/09                                     150,000     142,617
===============================================================================
                                                                      1,884,522
===============================================================================

BANKS (MONEY CENTER) - 0.98%

BSCH Issuances Ltd. (Cayman Islands), Gtd. Sub. Yankee
 Bonds,
 7.63%, 09/14/10                                            250,000     254,070
-------------------------------------------------------------------------------
First Union Corp., Putable Unsec. Sub. Deb.,
 6.55%, 10/15/35                                            185,000     180,830
-------------------------------------------------------------------------------
 7.50%, 04/15/35                                            200,000     202,706
-------------------------------------------------------------------------------
MBNA America Bank N.A., Sr. Notes, 7.75%, 09/15/05          150,000     152,011
-------------------------------------------------------------------------------
Sanwa Finance Aruba AEC (Aruba), Gtd. Unsec. Sub.
 Notes, 8.35%, 07/15/09                                      50,000      52,289
===============================================================================
                                                                        841,906
===============================================================================

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE

BANKS (REGIONAL) - 1.61%

Bank of Tokyo-Mitsubishi Ltd. (The) (Japan), Sr. Sub.
 Yankee Notes, 8.40%, 04/15/10                           $   30,000 $    32,019
-------------------------------------------------------------------------------
Bank United - Series A, Medium Term Notes, 8.00%,
 03/15/09                                                    75,000      75,568
-------------------------------------------------------------------------------
Banponce Trust I - Series A, Gtd. Notes, 8.33%,
 02/01/27                                                   100,000      88,957
-------------------------------------------------------------------------------
Mercantile Bancorp. Inc., Jr. Unsec. Sub. Notes, 7.30%,
 06/15/07                                                   300,000     306,336
-------------------------------------------------------------------------------
NBD Bank N.A. Michigan, Putable Unsec. Sub. Deb.,
 8.25%, 11/01/24                                            300,000     323,094
-------------------------------------------------------------------------------
Riggs Capital Trust II - Series C, Gtd. Sec. Bonds,
 8.88%, 03/15/27                                            110,000      70,166
-------------------------------------------------------------------------------
Union Planters Bank N.A., Unsec. Sub. Notes, 6.50%,
 03/15/08                                                   150,000     137,553
-------------------------------------------------------------------------------
Union Planters Capital Trust, Gtd. Bonds, 8.20%,
 12/15/26                                                   100,000      85,783
-------------------------------------------------------------------------------
US Bancorp, Sub. Deb., 7.50%, 06/01/26                      250,000     256,185
===============================================================================
                                                                      1,375,661
===============================================================================

BROADCASTING (TELEVISION, RADIO & CABLE) - 3.45%

AT&T Corp., Gtd. Bonds, 9.65%, 03/31/27                     195,000     210,641
-------------------------------------------------------------------------------
AT&T Corp.-Liberty Media Corp., Sr. Unsec.
 Bonds, 7.88%, 07/15/09                                      50,000      49,254
-------------------------------------------------------------------------------
 Deb., 8.25%, 02/01/30                                      160,000     146,706
-------------------------------------------------------------------------------
British Sky Broadcasting Group PLC (United Kingdom),
 Sr. Unsec. Gtd. Yankee Notes,
 8.20%, 07/15/09                                            190,000     180,285
-------------------------------------------------------------------------------
Clear Channel Communications, Inc., Unsec. Deb., 7.25%,
 10/15/27                                                   200,000     180,166
-------------------------------------------------------------------------------
Comcast Cable Communications, Unsec. Unsub. Notes,
 8.50%, 05/01/27                                            200,000     218,564
-------------------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Deb., 9.50%,
 08/01/13                                                   400,000     439,244
-------------------------------------------------------------------------------
Cox Enterprises, Inc., Notes, 8.00%, 02/15/07 (Acquired
 02/16/00-03/23/00; Cost $199,505)(a)                       200,000     205,936
-------------------------------------------------------------------------------
CSC Holdings Inc., Sr. Unsec.
 Notes, 7.88%, 12/15/07                                     275,000     278,006
-------------------------------------------------------------------------------
 Deb., 7.88%, 02/15/18                                      200,000     188,888
-------------------------------------------------------------------------------
 Series B, Notes, 8.13%, 07/15/09                           150,000     154,098
-------------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec.
 Sub. Notes, 8.25%, 02/15/08                                150,000     156,331
-------------------------------------------------------------------------------
 Notes, 8.38%, 11/01/05                                     100,000     107,252
-------------------------------------------------------------------------------
TCA Cable TV, Inc., Sr. Unsec. Deb., 6.53%, 02/01/28        150,000     144,961
-------------------------------------------------------------------------------
TCI Communications, Inc., Sr. Deb., 9.80%, 02/01/12         250,000     292,482
===============================================================================
                                                                      2,952,814
===============================================================================

                             AIM V.I. BALANCED FUND                          15

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE

CHEMICALS - 0.11%

Airgas, Inc., Medium Term Notes, 7.14%, 03/08/04         $  100,000 $    91,989
===============================================================================

COMMUNICATIONS EQUIPMENT - 1.09%

Comverse Technology, Inc., Conv. Unsec. Sub. Deb.,
 4.50%, 07/01/05                                            155,000     763,669
-------------------------------------------------------------------------------
Corning Inc., Sr. Conv. Unsec. Deb., 2.07%, 11/08/15(b)     238,000     169,872
===============================================================================
                                                                        933,541
===============================================================================

COMPUTERS (HARDWARE) - 0.38%

Candescent Technologies Corp., Sr. Conv. Unsec. Gtd.
 Sub. Deb. 8.00%, 05/01/03 (Acquired 11/06/98-08/31/00;
 Cost $335,650)(a)(c)                                       448,000     327,040
===============================================================================

COMPUTERS (SOFTWARE & SERVICES) - 0.56%

VERITAS Software Corp., Conv. Unsec. Disc. Notes,
 1.86%, 08/13/06(d)                                         208,000     483,870
===============================================================================

CONSUMER FINANCE - 1.49%

American General Finance Corp., Sr. Putable Notes,
 8.45%, 10/15/09                                            180,000     195,849
-------------------------------------------------------------------------------
Capital One Financial Corp., Unsec. Notes, 7.25%,
 05/01/06                                                   165,000     154,059
-------------------------------------------------------------------------------
CitiFinancial Credit Co., Putable Notes, 7.88%,
 02/01/25                                                   200,000     210,550
-------------------------------------------------------------------------------
General Motors Acceptance Corp.,
 Notes, 6.85%, 06/17/04                                     270,000     272,503
-------------------------------------------------------------------------------
 Putable Notes, 9.00%, 10/15/02                             100,000     104,325
-------------------------------------------------------------------------------
Household Finance Corp.,
 Sr. Unsec. Notes, 6.88%, 03/01/07                          100,000      98,537
-------------------------------------------------------------------------------
 Unsec. Notes, 8.00%, 07/15/10                              150,000     158,643
-------------------------------------------------------------------------------
MBNA Capital - Series A, Gtd. Bonds, 8.28%, 12/01/26        100,000      83,307
===============================================================================
                                                                      1,277,773
===============================================================================

ELECTRIC COMPANIES - 2.76%

CILCORP, Inc., Sr. Unsec. Bonds, 9.38%, 10/15/29            150,000     166,596
-------------------------------------------------------------------------------
Cleveland Electric Illuminating Co. (The),
 First Mortgage Bonds, 6.86%, 10/01/08                      100,000      98,757
-------------------------------------------------------------------------------
 Series D, Sr. Sec. Notes, 7.88%, 11/01/17                  200,000     203,070
-------------------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Notes, 8.13%, 05/15/02         200,000     199,128
-------------------------------------------------------------------------------
El Paso Electric Co.
 Series D, Sec. First Mortgage Bonds, 8.90%, 02/01/06       150,000     161,854
-------------------------------------------------------------------------------
 Series E, Sec. First Mortgage Bonds, 9.40%, 05/01/11       200,000     217,286
-------------------------------------------------------------------------------
Empire District Electric Co. (The), Sr. Notes, 7.70%,
 11/15/04                                                   150,000     155,857
-------------------------------------------------------------------------------
Niagara Mohawk Power Corp. - Series H, Sr. Unsec. Disc.
 Notes, 8.50%, 07/01/10(d)                                  200,000     173,096
-------------------------------------------------------------------------------
Public Service Company of New Mexico - Series A, Sr.
 Unsec. Notes, 7.10%, 08/01/05                              130,000     125,960
-------------------------------------------------------------------------------

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE

ELECTRIC COMPANIES - (CONTINUED)

Southern Energy, Inc., Sr. Notes, 7.90%, 07/15/09
 (Acquired 07/21/99; Cost $274,898)(a)                   $  275,000 $   275,817
-------------------------------------------------------------------------------
Texas-New Mexico Power Co., Sr. Sec. Notes, 6.25%,
 01/15/09                                                   250,000     230,440
-------------------------------------------------------------------------------
Unicom Corp. - Series 94, First Mortgage Notes, 7.50%,
 07/01/13                                                   200,000     208,538
-------------------------------------------------------------------------------
UtiliCorp United Inc., Sr. Unsec. Putable Notes, 6.70%,
 10/15/06                                                   150,000     149,166
===============================================================================
                                                                      2,365,565
===============================================================================

ELECTRICAL EQUIPMENT - 0.30%

General Electric Capital Corp. - Series A, Medium Term
 Notes, 6.70%, 10/01/02                                     250,000     253,325
===============================================================================

ELECTRONICS (COMPONENT DISTRIBUTORS) - 0.10%

Israel Electric Corp. Ltd. (Israel), Yankee Deb.,
 7.75%, 12/15/27 (Acquired 06/09/00;
 Cost $87,798)(a)                                           100,000      88,985
===============================================================================

ENTERTAINMENT - 0.77%

Time Warner Inc.,
 Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24                      220,000     220,007
-------------------------------------------------------------------------------
 Unsec. Deb.,
  8.05%, 01/15/16                                           120,000     125,743
-------------------------------------------------------------------------------
  9.13%, 01/15/13                                           120,000     139,232
-------------------------------------------------------------------------------
  9.15%, 02/01/23                                           150,000     174,286
===============================================================================
                                                                        659,268
===============================================================================

FINANCIAL (DIVERSIFIED) - 3.00%

AIG SunAmerica Global Financing I, Sr. Unsec. Unsub.
 Notes, 7.40%, 05/05/03 (Acquired 10/17/00; Cost
 $254,103)(a)                                               250,000     257,355
-------------------------------------------------------------------------------
AIG SunAmerica Global Financing II, Sr. Sec. Notes,
 7.60%, 06/15/05 (Acquired 06/08/00;
 Cost $250,000)(a)                                          250,000     264,137
-------------------------------------------------------------------------------
Associates Corp. of North America, Sr. Deb., 6.95%,
 11/01/18                                                    50,000      47,296
-------------------------------------------------------------------------------
Beaver Valley II Funding Corp., Sec. Lease Obligations
 Deb., 9.00%, 06/01/17                                      200,000     219,706
-------------------------------------------------------------------------------
CIT Group, Inc. (The), Sr. Medium Term Notes, 5.91%,
 11/23/05                                                   200,000     189,364
-------------------------------------------------------------------------------
Citicorp Lease - Class A2, Series 1999-1, Pass Through
 Ctfs., 8.04%, 12/15/19 (Acquired 06/01/00-09/19/00;
 Cost $349,188)(a)                                          350,000     356,314
-------------------------------------------------------------------------------
Citigroup Inc.,
 Deb., 6.63%, 01/15/28                                      150,000     133,851
-------------------------------------------------------------------------------
 Unsec. Sub. Notes, 7.25%, 10/01/10                         135,000     139,802
-------------------------------------------------------------------------------
Dow Capital B.V. (Netherlands), Gtd. Yankee Deb.,
 9.20%, 06/01/10                                            150,000     171,931
-------------------------------------------------------------------------------
Ford Holdings, Inc., Unsec. Unsub. Gtd. Deb., 9.30%,
 03/01/30                                                   120,000     136,566
-------------------------------------------------------------------------------
Heller Financial, Inc., Sr. Unsec. Notes, 8.00%,
 06/15/05                                                   150,000     155,418
-------------------------------------------------------------------------------

16                             AIM V.I. BALANCED FUND

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE

FINANCIAL (DIVERSIFIED) - (CONTINUED)

Pinnacle Partners, Sr. Notes, 8.83%, 08/15/04 (Acquired
 08/02/00; Cost $300,000)(a)                             $  300,000 $   310,449
-------------------------------------------------------------------------------
Source One Mortgage Services Corp., Deb., 9.00%,
 06/01/12                                                    80,000      92,002
-------------------------------------------------------------------------------
Sun Canada Financial Co., Gtd. Sub. Notes, 6.63%,
 12/15/07 (Acquired 03/15/00; Cost $91,980)(a)              100,000      99,688
===============================================================================
                                                                      2,573,879
===============================================================================

FOODS - 0.30%

ConAgra, Inc., Sr. Unsec. Putable Notes, 7.13%,
 10/01/26                                                   250,000     256,593
===============================================================================

HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.13%

Procter & Gamble Co. (The), Putable Deb., 8.00%,
 09/01/24                                                   100,000     114,275
===============================================================================

INSURANCE (LIFE/HEALTH) - 0.15%

Torchmark Corp., Notes, 7.88%, 05/15/23                     145,000     132,663
===============================================================================

INSURANCE (PROPERTY - CASUALTY) - 0.40%

GE Global Insurance Holdings Corp., Unsec. Notes,
 7.75%, 06/15/30                                            125,000     133,049
-------------------------------------------------------------------------------
Terra Nova Insurance PLC (United Kingdom), Sr. Unsec.
 Gtd. Yankee Notes,
 7.00%, 05/15/08                                            150,000     145,419
-------------------------------------------------------------------------------
 7.20%, 08/15/07                                             70,000      68,762
===============================================================================
                                                                        347,230
===============================================================================

INVESTMENT BANKING/BROKERAGE - 0.98%

Bear Stearns Cos., Inc.,
 Sr. Unsec. Notes, 7.63%, 12/07/09                          100,000     101,622
-------------------------------------------------------------------------------
 Notes, 7.80%, 08/15/07                                     150,000     154,542
-------------------------------------------------------------------------------
Lehman Brothers Holdings Inc.,
 Bonds, 7.88%, 08/15/10                                     100,000     103,321
-------------------------------------------------------------------------------
 Unsec. Notes, 8.50%, 08/01/15                              200,000     212,120
-------------------------------------------------------------------------------
 Putable Sr. Notes, 8.80%, 03/01/15                         160,000     173,602
-------------------------------------------------------------------------------
Lehman Brothers Inc., Sr. Sub. Notes,
 7.38%, 01/15/07                                             45,000      45,356
-------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Unsec. Notes, 6.88%,
 11/15/18                                                    50,000      46,883
===============================================================================
                                                                        837,446
===============================================================================

MANUFACTURING (DIVERSIFIED) - 0.38%

Honeywell International Inc., Unsec. Unsub. Notes,
 7.50%, 03/01/10                                            300,000     325,038
===============================================================================

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE


NATURAL GAS - 2.32%

CMS Panhandle Holding Co., Sr. Notes, 6.13%, 03/15/04    $  200,000 $   195,374
-------------------------------------------------------------------------------
Coastal Corp. (The), Sr. Putable Unsec. Deb., 6.70%,
 02/15/27                                                   150,000     148,986
-------------------------------------------------------------------------------
Ferrellgas Partners L.P., - Series B, Sr. Sec. Gtd.
 Notes, 9.38%, 06/15/06                                      50,000      46,750
-------------------------------------------------------------------------------
Kinder Morgan Energy Partners, L.P., Sr. Unsec. Notes,
 6.30%, 02/01/09                                            200,000     191,928
-------------------------------------------------------------------------------
Kinder Morgan, Inc., Unsec. Deb., 7.35%, 08/01/26           200,000     207,198
-------------------------------------------------------------------------------
KN Capital Trust I - Series B, Unsec. Gtd. Bonds,
 8.56%, 04/15/27                                            150,000     140,606
-------------------------------------------------------------------------------
National Fuel Gas Co. - Series D, Medium Term Notes,
 6.30%, 05/27/08                                            100,000      95,527
-------------------------------------------------------------------------------
Northern Border Partners, L.P. - Series A, Sr. Gtd.
 Unsec. Unsub. Notes, 8.88%, 06/15/10                       300,000     326,355
-------------------------------------------------------------------------------
Nova Gas Transmission Ltd. (Canada), Yankee Deb.,
 8.50%, 12/15/12                                            150,000     167,970
-------------------------------------------------------------------------------
Sonat Inc., Sr. Unsec. Notes, 7.63%, 07/15/11               160,000     167,496
-------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., Unsec. Deb., 7.50%,
 04/01/17                                                   200,000     197,886
-------------------------------------------------------------------------------
Williams Cos., Inc. (The), Notes, 7.63%, 07/15/19           100,000     100,188
===============================================================================
                                                                      1,986,264
===============================================================================

OIL & GAS (DRILLING & EQUIPMENT) - 0.41%

NRG Energy, Inc., Sr. Unsec. Notes, 7.50%, 06/01/09         200,000     199,110
-------------------------------------------------------------------------------
Petroleum Geo-Services A.S.A. (Norway),
 Sr. Unsec. Yankee Notes, 7.13%, 03/30/28                    60,000      48,508
-------------------------------------------------------------------------------
 Yankee Notes, 7.50%, 03/31/07                              100,000     100,351
===============================================================================
                                                                        347,969
===============================================================================

OIL & GAS (EXPLORATION & PRODUCTION) - 0.67%

Anadarko Petroleum Corp., Unsec. Deb., 7.73%, 09/15/96      150,000     156,660
-------------------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Unsec. Notes, 6.88%,
 12/01/07                                                   170,000     168,244
-------------------------------------------------------------------------------
ONEOK, Inc., Unsec. Notes, 7.75%, 08/15/06                  100,000     104,039
-------------------------------------------------------------------------------
Union Pacific Resources Group Inc., Unsec. Deb., 7.50%,
 10/15/26                                                   140,000     142,694
===============================================================================
                                                                        571,637
===============================================================================

OIL & GAS (REFINING & MARKETING) - 0.15%

Petroleos Mexicanos (Mexico) - Series P, Putable Unsec.
 Unsub. Yankee Notes, 9.50%, 09/15/27                       125,000     131,673
===============================================================================

                             AIM V.I. BALANCED FUND                          17

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE


OIL (DOMESTIC INTEGRATED) - 0.45%

Amerada Hess Corp., Bonds, 7.88%, 10/01/29               $  200,000 $   219,564
-------------------------------------------------------------------------------
Occidental Petroleum Corp., Sr. Unsec. Notes, 8.45%,
 02/15/29                                                   150,000     165,753
===============================================================================
                                                                        385,317
===============================================================================

OIL (INTERNATIONAL INTEGRATED) - 0.22%

YPF Sociedad Anonima (Argentina), Yankee
 Bonds, 9.13%, 02/24/09                                      70,000      71,824
-------------------------------------------------------------------------------
 Notes, 8.00%, 02/15/04                                     120,000     119,006
===============================================================================
                                                                        190,830
===============================================================================

POWER PRODUCERS (INDEPENDENT) - 0.34%

AES Corp. (The), Sr. Unsec. Sub. Notes, 10.25%,
 07/15/06                                                   100,000     103,750
-------------------------------------------------------------------------------
CE Generation LLC, Sr. Sec. Sub. Deb., 7.42%, 12/15/18      194,800     187,368
===============================================================================
                                                                        291,118
===============================================================================

PUBLISHING (NEWSPAPERS) - 0.49%

News America Holdings, Inc.,
 Putable Notes, 8.45%, 08/01/34                             200,000     207,690
-------------------------------------------------------------------------------
 Sr. Gtd. Deb., 9.25%, 02/01/13                             200,000     214,072
===============================================================================
                                                                        421,762
===============================================================================

RAILROADS - 0.24%

Norfolk Southern Corp., Notes, 7.05%, 05/01/37              200,000     203,400
===============================================================================

REAL ESTATE INVESTMENT TRUSTS - 0.18%

ERP Operating L.P., Unsec. Notes, 7.13%, 10/15/17            70,000      62,073
-------------------------------------------------------------------------------
Spieker Properties, Inc., Unsec. Unsub. Deb., 7.35%,
 12/01/17                                                   100,000      93,232
===============================================================================
                                                                        155,305
===============================================================================

SAVINGS & LOAN COMPANIES - 0.41%

Dime Capital Trust I - Series A, Gtd. Bonds, 9.33%,
 05/06/27                                                   140,000     120,637
-------------------------------------------------------------------------------
St. Paul Bancorp, Inc., Sr. Unsec. Unsub. Notes, 7.13%,
 02/15/04                                                    75,000      74,636
-------------------------------------------------------------------------------
Washington Mutual Capital I, Sec. Gtd. Sub. Bonds,
 8.38%, 06/01/27                                             55,000      50,892
-------------------------------------------------------------------------------
Washington Mutual, Inc., Jr. Unsec. Sub. Notes, 8.25%,
 04/01/10                                                   100,000     105,428
===============================================================================
                                                                        351,593
===============================================================================

                                                        PRINCIPAL    MARKET
                                                          AMOUNT      VALUE

SOVEREIGN DEBT - 0.96%

British Columbia (Province of) (Canada), Unsec. Unsub.
 Yankee Notes, 5.38%, 10/29/08                          $   50,000 $    47,915
------------------------------------------------------------------------------
Hydro-Quebec - Series B (Canada), Gtd. Medium Term
 Yankee Notes, 8.62%, 12/15/11                             200,000     234,696
------------------------------------------------------------------------------
Manitoba (Province of) - Series AZ (Canada), Putable
 Yankee Deb., 7.75%, 07/17/16                              200,000     222,434
------------------------------------------------------------------------------
Newfoundland (Province of) (Canada), Yankee Deb.,
 9.00%, 06/01/19                                           100,000     118,043
------------------------------------------------------------------------------
Quebec (Province of) (Canada),
 Series A, Medium Term Putable Yankee Notes, 6.29%,
  03/06/26(d)                                              100,000     101,332
------------------------------------------------------------------------------
 Unsec. Yankee Deb., 6.50%, 01/17/06                       100,000     102,518
==============================================================================
                                                                       826,938
==============================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.18%

Vodafone AirTouch PLC (United Kingdom), Unsec. Unsub.
 Yankee Notes, 7.75%, 02/15/10
 (Acquired 02/07/00; Cost $149,072)(a)                     150,000     155,085
==============================================================================

TELECOMMUNICATIONS (LONG DISTANCE) - 0.70%

MCI Communications Corp., Sr. Unsec. Putable Deb.,
 7.13%, 06/15/27                                           200,000     202,500
------------------------------------------------------------------------------
Sprint Corp., Putable Deb., 9.00%, 10/15/19                200,000     209,936
------------------------------------------------------------------------------
WorldCom, Inc., Notes, 8.00%, 05/15/06                     180,000     183,487
==============================================================================
                                                                       595,923
==============================================================================

TELEPHONE - 0.85%

AT&T Canada Inc. (Canada), Sr. Unsec.
 Sub. Yankee Notes, 7.63%, 03/15/05                        200,000     199,538
------------------------------------------------------------------------------
 Yankee Notes, 7.65%, 09/15/06                             100,000      99,423
------------------------------------------------------------------------------
Deutsche Telekom International Finance B.V.
 (Netherlands), Unsec. Unsub. Yankee Bonds, 8.00%,
 06/15/10                                                  130,000     132,717
------------------------------------------------------------------------------
GTE Corp., Unsec. Deb., 6.84%, 04/15/18                    100,000      92,957
------------------------------------------------------------------------------
Koninklijke (Royal) KPN N.V. (Netherlands), Sr. Unsec.
 Unsub. Yankee Notes, 7.50%, 10/01/05 (Acquired
 09/27/00; Cost $49,968)(a)                                 50,000      48,510
------------------------------------------------------------------------------
Qwest Capital Funding Inc., Unsec. Gtd. Notes, 7.90%,
 08/15/10 (Acquired 08/24/00; Cost $150,483)(a)            150,000     155,331
==============================================================================
                                                                       728,476
==============================================================================

18                           AIM V.I. BALANCED FUND

                                                     PRINCIPAL    MARKET
                                                       AMOUNT      VALUE

WASTE MANAGEMENT - 0.47%

Browning-Ferris Industries, Inc.,
 Unsec. Deb., 7.40%, 09/15/35                        $  200,000 $   145,000
---------------------------------------------------------------------------
Waste Management, Inc.,
 Putable Unsec. Notes 7.10%, 08/01/26                   250,000     247,820
---------------------------------------------------------------------------
 Sr. Unsec. Notes, 7.13%, 12/15/17                       10,000       8,942
===========================================================================
                                                                    401,762
===========================================================================
  Total U.S. Dollar Denominated Bonds & Notes (Cost
   $25,570,062)                                                  26,397,636
===========================================================================

COMMON STOCKS & OTHER EQUITY INTERESTS - 47.31%

AEROSPACE/DEFENSE - 1.12%

General Dynamics Corp.                                    7,500     585,000
---------------------------------------------------------------------------
Northrop Grumman Corp.                                    4,500     373,500
===========================================================================
                                                                    958,500
===========================================================================

BANKS (MAJOR REGIONAL) - 0.40%

Bank of New York Co., Inc. (The)                          6,200     342,162
===========================================================================

BANKS (MONEY CENTER) - 0.78%

J.P. Morgan Chase & Co.                                  14,700     667,931
===========================================================================

BIOTECHNOLOGY - 0.76%

Genzyme Corp.(e)                                          7,200     647,550
===========================================================================

BROADCASTING (TELEVISION, RADIO & CABLE) - 2.29%

Clear Channel Communications, Inc.(e)                     6,300     305,156
---------------------------------------------------------------------------
Entravision Communications Corp. - Class A(e)             7,900     145,162
---------------------------------------------------------------------------
General Motors Corp. - Class H(e)                        10,200     234,600
---------------------------------------------------------------------------
Hispanic Broadcasting Corp.(e)                           10,700     272,850
---------------------------------------------------------------------------
Infinity Broadcasting Corp. - Class A(e)                 10,350     289,153
---------------------------------------------------------------------------
Univision Communications Inc. - Class A(e)               17,500     716,406
===========================================================================
                                                                  1,963,327
===========================================================================

COMMUNICATIONS EQUIPMENT - 1.35%

Corning Inc.                                              4,800     253,500
---------------------------------------------------------------------------
JDS Uniphase Corp.(e)                                     2,400     100,050
---------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                                   7,400     321,900
---------------------------------------------------------------------------
Nortel Networks Corp. (Canada)                            9,600     307,800
---------------------------------------------------------------------------
Redback Networks Inc.(e)                                  4,300     176,300
===========================================================================
                                                                  1,159,550
===========================================================================

COMPUTERS (HARDWARE) - 0.77%

Sun Microsystems, Inc.(e)                                17,400     485,025
---------------------------------------------------------------------------
Sycamore Networks, Inc.(e)                                4,700     175,075
===========================================================================
                                                                    660,100
===========================================================================

COMPUTERS (NETWORKING) - 1.51%

Cisco Systems, Inc.(e)                                   18,600     711,450
---------------------------------------------------------------------------
Juniper Networks, Inc.(e)                                 3,200     403,400
---------------------------------------------------------------------------
VeriSign, Inc.(e)                                         2,400     178,050
===========================================================================
                                                                  1,292,900
===========================================================================

                                                                 MARKET
                                                      SHARES      VALUE

COMPUTERS (PERIPHERALS) - 1.37%

Brocade Communications Systems, Inc.(e)                  4,000 $   367,250
--------------------------------------------------------------------------
EMC Corp.(e)                                            12,100     804,650
==========================================================================
                                                                 1,171,900
==========================================================================

COMPUTERS (SOFTWARE & SERVICES) - 3.23%

America Online, Inc.(e)                                  9,500     330,600
--------------------------------------------------------------------------
Ariba, Inc.(e)                                           5,000     268,750
--------------------------------------------------------------------------
BEA Systems, Inc.(e)                                     5,900     397,144
--------------------------------------------------------------------------
Check Point Software Technologies Ltd. (Israel)(e)       3,700     494,181
--------------------------------------------------------------------------
Internet Security Systems, Inc.(e)                       4,700     368,656
--------------------------------------------------------------------------
i2 Technologies, Inc.(e)                                 5,800     315,375
--------------------------------------------------------------------------
Oracle Corp.(e)                                         14,400     418,500
--------------------------------------------------------------------------
VERITAS Software Corp.(e)                                2,000     175,000
==========================================================================
                                                                 2,768,206
==========================================================================

ELECTRIC COMPANIES - 0.31%

Southern Co. (The)                                       8,000     266,000
==========================================================================

ELECTRICAL EQUIPMENT - 0.73%

General Electric Co.                                    13,000     623,187
==========================================================================

ELECTRONICS (DEFENSE) - 0.51%

Raytheon Co. - Class B                                  14,200     441,087
==========================================================================

ELECTRONICS (SEMICONDUCTORS) - 2.03%

Analog Devices, Inc.(e)                                 10,000     511,875
--------------------------------------------------------------------------
Intel Corp.                                             10,900     329,725
--------------------------------------------------------------------------
Microchip Technology Inc.(e)                             5,175     113,527
--------------------------------------------------------------------------
SDL, Inc.(e)                                             2,700     400,106
--------------------------------------------------------------------------
Vitesse Semiconductor Corp.(e)                           6,900     381,656
==========================================================================
                                                                 1,736,889
==========================================================================

ENGINEERING & CONSTRUCTION - 0.43%

Quanta Services, Inc.(e)                                11,500     370,156
==========================================================================

ENTERTAINMENT - 0.59%

Time Warner Inc.                                         3,000     156,720
--------------------------------------------------------------------------
Viacom Inc. -  Class B(e)                                7,418     346,791
==========================================================================
                                                                   503,511
==========================================================================

EQUIPMENT (SEMICONDUCTOR) - 0.23%

Applied Materials, Inc.(e)                               5,100     194,756
==========================================================================

FINANCIAL (DIVERSIFIED) - 2.54%

American Express Co.                                     8,300     455,981
--------------------------------------------------------------------------
Citigroup Inc.                                          16,000     817,000
--------------------------------------------------------------------------
Fannie Mae                                               2,700     234,225
--------------------------------------------------------------------------
Freddie Mac                                              4,000     275,500
--------------------------------------------------------------------------
MGIC Investment Corp.                                    5,800     391,138
==========================================================================
                                                                 2,173,844
==========================================================================

                             AIM V.I. BALANCED FUND                      19

                                                            MARKET
                                                 SHARES      VALUE

HEALTH CARE (DIVERSIFIED) - 1.09%

Abbott Laboratories                                 8,800 $   426,250
---------------------------------------------------------------------
American Home Products Corp.                        8,000     508,400
=====================================================================
                                                              934,650
=====================================================================

HEALTH CARE (DRUGS - GENERIC & OTHER) - 0.24%

Medicis Pharmaceutical Corp. - Class A(e)           3,500     206,938
=====================================================================

HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) - 2.14%

Allergan, Inc.                                      4,000     390,813
---------------------------------------------------------------------
Merck & Co., Inc.                                   6,000     561,750
---------------------------------------------------------------------
Pfizer Inc.                                        11,200     515,200
---------------------------------------------------------------------
Pharmacia Corp.                                     6,000     366,000
=====================================================================
                                                            1,833,763
=====================================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 1.29%

Baxter International, Inc.                          6,000     529,875
---------------------------------------------------------------------
Medtronic, Inc.                                     9,600     579,600
=====================================================================
                                                            1,109,475
=====================================================================

INSURANCE (MULTI-LINE) - 0.88%

American International Group, Inc.                  7,700     758,931
=====================================================================

INSURANCE BROKERS - 0.78%

Marsh & McLennan Cos., Inc.                         5,700     666,900
=====================================================================

INVESTMENT BANKING/BROKERAGE - 2.52%

Goldman Sachs Group, Inc. (The)                     5,800     620,238
---------------------------------------------------------------------
Merrill Lynch & Co., Inc.                           7,700     525,044
---------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                    7,600     602,300
---------------------------------------------------------------------
Schwab (Charles) Corp. (The)                       14,500     411,438
=====================================================================
                                                            2,159,020
=====================================================================

INVESTMENT MANAGEMENT - 0.44%

Stilwell Financial, Inc.                            9,600     378,600
=====================================================================

MANUFACTURING (DIVERSIFIED) - 0.36%

Tyco International Ltd. (Bermuda)                   5,600     310,800
=====================================================================

NATURAL GAS - 2.06%

Dynegy Inc. - Class A                              10,400     583,050
---------------------------------------------------------------------
Enron Corp.                                         6,800     565,250
---------------------------------------------------------------------
Williams Cos., Inc. (The)                          15,400     615,038
=====================================================================
                                                            1,763,338
=====================================================================

                                                           MARKET
                                                SHARES      VALUE

OIL & GAS (EXPLORATION & PRODUCTION) - 1.28%

Apache Corp.                                       9,400 $   658,588
--------------------------------------------------------------------
Kerr-McGee Corp.                                   6,500     435,094
====================================================================
                                                           1,093,682
====================================================================

OIL (INTERNATIONAL INTEGRATED) - 1.20%

Exxon Mobil Corp.                                  5,300     460,769
--------------------------------------------------------------------
TotalFinaElf S.A. (France)                         3,800     565,233
====================================================================
                                                           1,026,002
====================================================================

POWER PRODUCERS (INDEPENDENT) - 0.53%

AES Corp. (The)(e)                                 8,200     454,075
====================================================================

RETAIL (BUILDING SUPPLIES) - 0.29%

Home Depot, Inc. (The)                             5,400     246,713
====================================================================

RETAIL (FOOD CHAINS) - 0.76%

Safeway Inc.(e)                                   10,400     650,000
====================================================================

RETAIL (GENERAL MERCHANDISE) - 0.71%

Target Corp.                                      19,000     612,750
====================================================================

RETAIL (SPECIALTY) - 0.66%

Bed Bath & Beyond Inc.(e)                         18,600     416,175
--------------------------------------------------------------------
Linens 'n Things, Inc.(e)                          5,400     149,175
====================================================================
                                                             565,350
====================================================================

SERVICES (ADVERTISING/MARKETING) - 1.25%

Lamar Advertising Co.(e)                           9,600     370,500
--------------------------------------------------------------------
Omnicom Group Inc.                                 8,500     704,438
====================================================================
                                                           1,074,938
====================================================================

SERVICES (COMPUTER SYSTEMS) - 0.16%

Critical Path, Inc.(e)                             4,600     141,450
====================================================================

SERVICES (DATA PROCESSING) - 0.32%

DST Systems, Inc.(e)                               4,100     274,700
====================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 1.76%

Amdocs Ltd. (United Kingdom)(e)                    9,000     596,250
--------------------------------------------------------------------
Level 3 Communications, Inc.(e)                    5,060     166,031
--------------------------------------------------------------------
NTT DoCoMo, Inc. (Japan)                              17     292,898
--------------------------------------------------------------------
Openwave Systems Inc.(e)                           5,700     273,244
--------------------------------------------------------------------
Western Wireless Corp. - Class A(e)                4,500     176,344
====================================================================
                                                           1,504,767
====================================================================

20                           AIM V.I. BALANCED FUND

                                                                       MARKET
                                                            SHARES      VALUE

TELECOMMUNICATIONS (LONG DISTANCE) - 0.12%

Global Crossing Ltd. (Bermuda)(e)                              7,054 $   100,960
================================================================================

TELEPHONE - 5.52%

BellSouth Corp.                                                9,500     388,906
--------------------------------------------------------------------------------
Broadwing Inc.(e)                                             11,614     264,944
--------------------------------------------------------------------------------
Korea Telecom Corp. - ADR (South Korea)                        3,184      98,704
--------------------------------------------------------------------------------
McLeodUSA, Inc. - Class A(e)                                  26,400     372,900
--------------------------------------------------------------------------------
Qwest Communications International Inc.(e)                    13,000     533,000
--------------------------------------------------------------------------------
SBC Communications Inc.                                       14,100     673,275
--------------------------------------------------------------------------------
Telecom Italia S.p.A. (Italy)                                 52,200     313,718
--------------------------------------------------------------------------------
Telefonica S.A. (Spain)(e)                                    25,835     426,982
--------------------------------------------------------------------------------
Time Warner Telecom Inc. - Class A(e)                          6,900     437,719
--------------------------------------------------------------------------------
Verizon Communications Inc.                                   15,700     786,963
--------------------------------------------------------------------------------
Vodafone Group PLC (United Kingdom)                          118,330     434,385
================================================================================
                                                                       4,731,496
================================================================================
  Total Common Stocks & Other Equity Interests (Cost
   $38,415,687)                                                       40,540,854
================================================================================

DOMESTIC PREFERRED STOCKS - 1.23%

OIL & GAS (EXPLORATION & PRODUCTION) - 0.56%

Kerr-McGee Corp. - $1.83 Pfd. DECS                             8,700     479,587
================================================================================

POWER PRODUCERS (INDEPENDENT) - 0.67%

AES Trust III - $3.38 Conv. Pfd.                               1,400     120,400
--------------------------------------------------------------------------------
Calpine Capital Trust III - $2.50 Conv. Pfd.
 (Acquired 08/03/00; Cost $375,000)(a)                         7,500     452,813
================================================================================
                                                                         573,213
================================================================================
  Total Domestic Preferred Stocks
   (Cost $839,574)                                                     1,052,800
================================================================================

                                                          PRINCIPAL
                                                          AMOUNT(f)


NON-U.S. DOLLAR DENOMINATED
 BONDS & NOTES - 0.37%

CANADA - 0.07%

Clearnet Communications Inc. (Telecommunications -
 Cellular/Wireless), Sr. Unsec. Disc. Notes,
 10.75%, 02/15/09(b)                                 CAD      50,000      26,748
--------------------------------------------------------------------------------
Export Development Corp. (Sovereign Debt), Sr.
 Unsec. Unsub. Bonds, 6.50%, 12/21/04                NZD      75,000      32,687
================================================================================
                                                                          59,435
================================================================================

NETHERLANDS - 0.04%

Mannesmann Finance B.V. (Machinery - Diversified),
 Gtd. Unsec. Unsub. Euro Notes,
 4.75%, 05/27/09                                     EUR      10,000       8,535
--------------------------------------------------------------------------------
Tecnost International Finance N.V. (Telephone)-
 Series E, Gtd. Medium Term Euro Notes,
 6.13%, 07/30/09                                     EUR      30,000      26,904
================================================================================
                                                                          35,439
================================================================================

                                                        PRINCIPAL    MARKET
                                                        AMOUNT(f)     VALUE

NEW ZEALAND - 0.08%

International Bank for Reconstruction & Development -
  Class E (Banks - Money Center), Unsec. Medium Term
 Notes, 5.50%, 04/15/04                            NZD     150,000 $    63,931
==============================================================================

UNITED KINGDOM - 0.05%

British Sky Broadcasting Group PLC (Broadcasting -
  Television, Radio & Cable), Sr. Gtd. Unsec.
 Unsub. Bonds, 7.75%, 07/09/09                     GBP      30,000      42,104
==============================================================================

UNITED STATES OF AMERICA - 0.13%

John Hancock Global Funding Ltd. (Insurance -
  Life/Health) - Series 99-H, Sr. Sec. Sub.
 Medium Term Notes, 6.75%, 02/15/06                AUD     200,000     113,209
==============================================================================
  Total Non-U.S. Dollar Denominated
   Bonds & Notes (Cost $337,904)                                       314,118
==============================================================================

U.S. GOVERNMENT AGENCY SECURITIES - 0.89%

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - 0.68%

Medium Term Notes
 6.18%, 03/15/01                                           300,000     299,976
------------------------------------------------------------------------------
Pass through certificates
 6.50%, 11/01/28                                           283,568     280,554
==============================================================================
                                                                       580,530
==============================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") - 0.21%

Pass through certificates
 6.50%, 03/15/29                                           187,383     185,391
==============================================================================
  Total U.S. Government Agency Securities
   (Cost $774,729)                                                     765,921
==============================================================================

U.S. TREASURY SECURITIES - 9.62%

U.S. TREASURY BONDS - 0.23%

 6.13%, 11/15/27(g)                                        180,000     193,784
==============================================================================

U.S. TREASURY NOTES - 9.39%

 6.63%, 05/31/02                                           950,000     966,473
------------------------------------------------------------------------------
 5.88%, 11/15/04                                         1,000,000   1,026,390
------------------------------------------------------------------------------
 6.75%, 05/15/05(g)                                      1,400,000   1,491,350
------------------------------------------------------------------------------
 6.50%, 08/15/05 to 02/15/10(g)                          3,000,000   3,219,450
------------------------------------------------------------------------------
 6.88%, 05/15/06(g)                                      1,000,000   1,081,940
------------------------------------------------------------------------------
 5.75%, 08/15/10(g)                                        250,000     262,070
==============================================================================
                                                                     8,047,673
==============================================================================
  Total U.S. Treasury Securities
   (Cost $7,887,060)                                                 8,241,457
==============================================================================

                             AIM V.I. BALANCED FUND                         21

                                                           MARKET
                                                SHARES      VALUE

MONEY MARKET FUNDS - 9.17%

STIC Liquid Assets Portfolio(h)                3,930,278 $ 3,930,278
--------------------------------------------------------------------
STIC Prime Portfolio(h)                        3,930,278   3,930,278
====================================================================
  Total Money Market Funds (Cost $7,860,556)               7,860,556
====================================================================
TOTAL INVESTMENTS - 99.39%
 (Cost $81,685,572)                                       85,173,342
====================================================================
OTHER ASSETS LESS LIABILITIES - 0.61%                        519,938
====================================================================
NET ASSETS - 100.00%                                     $85,693,280
====================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
AUD    - Australian Dollar
CAD    - Canadian Dollars
Conv.  - Convertible
Ctfs.  - Certificates
Deb.   - Debentures
DECS   - Dividend Enhanced Convertible Stock
Disc.  - Discounted
EUR    - Euro
GBP    - British Pound Sterling
Gtd.   - Guaranteed
NZD    - New Zealand Dollar
Pfd.   - Preferred
RAPS   - Redeemable and Putable Security
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 12/31/00 was $3,575,878, which represents 4.17% of the Fund's net assets.
(b) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e) Non-income producing security.
(f) Foreign denominated security. Par value is denominated in currency indicated.
(g) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(h) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

22                           AIM V.I. BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $81,685,572)  $85,173,342
------------------------------------------------------------
Foreign currencies, at value (cost $2,432)             1,079
------------------------------------------------------------
Receivables for:
 Investments sold                                    157,711
------------------------------------------------------------
 Fund shares sold                                    344,843
------------------------------------------------------------
 Dividends and interest                              683,719
------------------------------------------------------------
Investment for deferred compensation plan             14,920
============================================================
  Total assets                                    86,375,614
============================================================

LIABILITIES:

Payables for:
 Investments purchased                               359,664
------------------------------------------------------------
 Fund shares reacquired                                  125
------------------------------------------------------------
 Foreign currency contracts outstanding                3,347
------------------------------------------------------------
 Deferred compensation plan                           14,920
------------------------------------------------------------
 Variation margin                                    133,650
------------------------------------------------------------
Accrued advisory fees                                 53,107
------------------------------------------------------------
Accrued administrative services fees                  79,359
------------------------------------------------------------
Accrued operating expenses                            38,162
============================================================
  Total liabilities                                  682,334
============================================================
Net assets applicable to shares outstanding      $85,693,280
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Outstanding                                        6,879,628
============================================================
Net asset value                                  $     12.46
____________________________________________________________
============================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Interest                                                         $ 2,139,278
-----------------------------------------------------------------------------
Dividends (net of foreign withholding tax of $1,248)                 179,034
-----------------------------------------------------------------------------
Dividends from affiliated money market funds                         389,749
=============================================================================
  Total investment income                                          2,708,061
=============================================================================

EXPENSES:

Advisory fees                                                        520,878
-----------------------------------------------------------------------------
Administrative services fees                                         133,727
-----------------------------------------------------------------------------
Custodian fees                                                        47,944
-----------------------------------------------------------------------------
Trustees' fees                                                         6,698
-----------------------------------------------------------------------------
Other                                                                 53,811
=============================================================================
  Total expenses                                                     763,058
=============================================================================
Less: Expenses paid indirectly                                          (470)
-----------------------------------------------------------------------------
  Net expenses                                                       762,588
=============================================================================
Net investment income                                              1,945,473
=============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES,
 FOREIGN CURRENCIES, FOREIGN CURRENCY CONTRACTS, FUTURES
 CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
 Investment securities                                            (1,983,636)
-----------------------------------------------------------------------------
 Foreign currencies                                                  (40,011)
-----------------------------------------------------------------------------
 Foreign currency contracts                                           32,945
-----------------------------------------------------------------------------
 Futures contracts                                                (1,208,277)
-----------------------------------------------------------------------------
 Option contracts written                                             48,282
=============================================================================
                                                                  (3,150,697)
=============================================================================
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                            (2,677,414)
-----------------------------------------------------------------------------
 Foreign currencies                                                    2,879
-----------------------------------------------------------------------------
 Foreign currency contracts                                          (11,669)
-----------------------------------------------------------------------------
 Futures contracts                                                  (328,271)
-----------------------------------------------------------------------------
 Option contracts written                                             (3,921)
=============================================================================
                                                                  (3,018,396)
=============================================================================
Net gain (loss) on investment securities, foreign currencies, foreign currency contracts, futures contracts and option
 contracts                                                        (6,169,093)
=============================================================================
Net increase (decrease) in net assets resulting from operations  $(4,223,620)
_____________________________________________________________________________
=============================================================================

See Notes to Financial Statements.

                             AIM V.I. BALANCED FUND                         23

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                      2000         1999
                                                   -----------  -----------
OPERATIONS:

 Net investment income                             $ 1,945,473  $   746,439
----------------------------------------------------------------------------
 Net realized gain (loss) from investment
  securities,
  foreign currencies, foreign currency contracts,
  futures contracts and option contracts            (3,150,697)       8,710
----------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities,
  foreign currencies, foreign currency contracts,
  futures contracts and option contracts            (3,018,396)   5,577,116
============================================================================
  Net increase (decrease) in net assets resulting
   from operations                                  (4,223,620)   6,332,265
============================================================================
Distributions to shareholders from net investment
 income                                               (132,329)    (600,086)
============================================================================
Distributions to shareholders from net realized
 gains                                                 (22,166)    (230,004)
============================================================================
Share transactions - net                            41,764,325   32,461,559
============================================================================
  Net increase in net assets                        37,386,210   37,963,734
============================================================================

NET ASSETS:

 Beginning of year                                  48,307,070   10,343,336
============================================================================
 End of year                                       $85,693,280  $48,307,070
____________________________________________________________________________
============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                     $83,762,305  $41,997,980
----------------------------------------------------------------------------
 Undistributed net investment income                 1,791,617      122,628
----------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities,
  foreign currencies, foreign currency contracts,
  futures contracts and option contracts            (3,120,050)     (91,342)
----------------------------------------------------------------------------
 Unrealized appreciation of investment securities,
  foreign currencies, foreign currency contracts,
  futures contracts and option contracts             3,259,408    6,277,804
============================================================================
                                                   $85,693,280  $48,307,070
____________________________________________________________________________
============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Balanced Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve as high a total return to investors as possible, consistent with preservation of capital.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations,

24                            AIM V.I. BALANCED FUND
    the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On December 31, 2000, undistributed net investment income was decreased by $144,155 and undistributed net realized gains increased by $144,155 as a result of differing book/tax treatment of foreign currency transactions. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $2,283,751 as of December 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
     Outstanding foreign currency contracts at December 31, 2000 were as follows:


                       CONTRACT TO               UNREALIZED
SETTLEMENT           ----------------           APPRECIATION
   DATE     CURRENCY DELIVER RECEIVE   VALUE   (DEPRECIATION)
----------  -------- ------- -------- -------- --------------
03/09/01      AUD    150,000 $ 81,757 $ 83,491    $(1,734)
-------------------------------------------------------------
03/30/01      AUD     40,000   21,972   22,267       (295)
-------------------------------------------------------------
03/30/01      NZD    200,000   87,140   88,458     (1,318)
=============================================================
                             $190,869 $194,216    $(3,347)
_____________________________________________________________
=============================================================

G. Futures Contracts - The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
H. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option

                            AIM V.I. BALANCED FUND                         25
    period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
I. Put Options - The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
J. Bond Premiums - It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2000, the Fund paid AIM $133,727 of which AIM retained $50,000 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $4,375 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $470 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $470.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - CALL OPTION CONTRACTS
Transactions in call options written during the year ended December 31, 2000 are summarized as follows:

                      CALL OPTION
                       CONTRACTS
                   ------------------
                   NUMBER OF PREMIUMS
                   CONTRACTS RECEIVED
                   --------- --------
Beginning of year      47    $20,258
-------------------------------------
Written               141     59,542
-------------------------------------
Closed               (151)   (59,937)
-------------------------------------
Exercised             (17)    (8,694)
-------------------------------------
Expired               (20)   (11,169)
=====================================
End of year            --         --
_____________________________________
=====================================

NOTE 7 - FUTURES CONTRACTS
On December 31, 2000, $733,500 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                     UNREALIZED
                   NO. OF     MONTH/     MARKET     APPRECIATION
    CONTRACT      CONTRACTS COMMITMENT    VALUE    (DEPRECIATION)
----------------  --------- ---------- ----------- --------------
S&P 500 Index         21    Mar-01/Buy $ 7,008,750   $(107,366)
-----------------------------------------------------------------
Nasdaq 100 Index       3    Mar-01/Buy     712,350    (116,571)
=================================================================
                                       $ 7,721,100   $(223,937)
_________________________________________________________________
=================================================================

26                          AIM V.I. BALANCED FUND

NOTE 8 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $69,999,068 and $30,852,446, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $7,511,398
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities  (4,030,893)
=========================================================================
Net unrealized appreciation of investment securities          $3,480,505
_________________________________________________________________________
=========================================================================

Cost of investments for tax purposes is $81,692,837.


NOTE 9 - SHARE INFORMATION
Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                   2000                    1999
                           ----------------------  ----------------------
                            SHARES      AMOUNT      SHARES      AMOUNT
                           ---------  -----------  ---------  -----------
Sold                       3,449,849  $45,353,531  2,956,052  $34,512,915
--------------------------------------------------------------------------
Issued as reinvestment of
 dividends                    12,061      154,495     66,460      830,090
--------------------------------------------------------------------------
Reacquired                  (285,543)  (3,743,701)  (247,878)  (2,881,446)
==========================================================================
                           3,176,367  $41,764,325  2,774,634  $32,461,559
__________________________________________________________________________
==========================================================================

NOTE 10 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                  MAY 1, 1998
                                                                (DATE OPERATIONS
                                             YEAR ENDED            COMMENCED)
                                            DECEMBER 31,            THROUGH
                                           -------------------    DECEMBER 31,
                                           2000(a)     1999(a)        1998
                                           -------     -------  ----------------
Net asset value, beginning of period       $ 13.04     $ 11.14      $ 10.00
--------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                        0.37        0.31         0.12
--------------------------------------------------------------------------------
 Net gains (losses) on securities (both
  realized and unrealized)                   (0.93)       1.83         1.18
================================================================================
  Total from investment operations           (0.56)       2.14         1.30
================================================================================
Less distributions:
 Dividends from net investment income        (0.02)      (0.17)       (0.14)
================================================================================
 Distributions from net realized gains          --       (0.07)       (0.02)
================================================================================
  Total distributions                        (0.02)      (0.24)       (0.16)
================================================================================
Net asset value, end of period             $ 12.46     $ 13.04      $ 11.14
________________________________________________________________________________
================================================================================
Total return(b)                             (4.28)%      19.31%       13.02%
________________________________________________________________________________
================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s omitted)   $85,693     $48,307      $10,343
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
 With fee waivers                             1.10%(c)    1.21%        1.18%(d)
================================================================================
 Without fee waivers                          1.10%(c)    1.31%        2.83%(d)
================================================================================
Ratio of net investment income to average
 net assets                                   2.80%(c)    2.66%        3.71%(d)
________________________________________________________________________________
================================================================================
Portfolio turnover rate                         49%         57%           9%
________________________________________________________________________________
================================================================================

(a) Calculated using average shares outstanding.
(b) Total return is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $69,450,457.
(d) Annualized.

                            AIM V.I. BALANCED FUND                          27

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Balanced Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Balanced Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with accounting principles generally accepted in the United States of America.


                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

28                           AIM V.I. BALANCED FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Balanced Fund (the "Fund"), a portfolio of AIM Variable Insurance Funds, Inc. (the "Company"), reorganized as AIM Variable Insurance Funds, a Delaware business trust (the "Trust"), was held on April 10, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the Company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund so that it is non-fundamental.

(6) To ratify the selection of Tait, Weller & Baker as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the voting on the above matters were as follows:

                                                                      WITHHELD/
       DIRECTORS/MATTER                                   VOTES FOR  ABSTENTIONS
       ------------------------------------------------- ----------- -----------
 (1)* Charles T. Bauer.................................  336,558,177  9,129,703
      Bruce L. Crockett................................  337,513,648  8,174,232
      Owen Daly II.....................................  336,754,219  8,933,661
      Edward K. Dunn, Jr...............................  337,481,093  8,206,787
      Jack M. Fields...................................  337,574,973  8,112,907
      Carl Frischling..................................  337,177,860  8,510,020
      Robert H. Graham.................................  337,319,248  8,368,632
      Prema Mathai-Davis...............................  337,262,043  8,425,837
      Lewis F. Pennock.................................  337,440,897  8,246,983
      Louis S. Sklar...................................  337,447,894  8,239,986

                                                            VOTES    WITHHELD/
       MATTER                                  VOTES FOR   AGAINST  ABSTENTIONS
       -------------------------------------  ----------- --------- -----------
 (2)*   Approval of an Agreement and Plan
        of Reorganization which provides
        for the reorganization of
        AIM Variable Insurance Funds, Inc.
        as a Delaware business trust.......   318,213,444 8,412,798 19,061,638
 (3)    Approval of a new Master Investment
        Advisory Agreement with A I M
        Advisors, Inc......................     3,540,401    90,035    290,586
 (4)(a) Approval of changing the
        Fundamental Restriction on Issuer
        Diversification....................     3,447,753   143,079    330,190
 (4)(b) Approval of changing the
        Fundamental Restriction on
        Borrowing Money and Issuing Senior
        Securities.........................     3,449,424   145,828    325,770
 (4)(c) Approval of changing the
        Fundamental Restriction on
        Underwriting Securities............     3,471,747   107,007    342,268
 (4)(d) Approval of changing the
        Fundamental Restriction on Industry
        Concentration......................     3,492,745   100,491    327,786
 (4)(e) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Real Estate .     3,425,867   169,613    325,542
 (4)(f) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Commodities..     3,397,078   191,881    332,063
 (4)(g) Approval of changing the
        Fundamental Restriction on Making
        Loans..............................     3,445,042   139,394    336,586
 (4)(h) Approval of the Elimination of
        Fundamental Restriction on
        Investing for the Purpose of
        Control............................     3,421,294   179,133    320,595
 (5)    Approval of Changing the Investment
        Objective so that it is Non-
        Fundamental........................     3,342,268   179,156    399,598
 (6)    Ratification of the selection of
        Tait, Weller & Baker as Independent
        Accountants of the Fund............     3,551,821    57,911    311,290

--------
* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds, Inc.

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

                            AIM V.I. BALANCED FUND                           29

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include approving the investment advisor's trustees fee; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

 Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

 Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                               OFFICERS                            OFFICE OF THE FUND

Robert H. Graham                                Robert H. Graham                    11 Greenway Plaza
Chairman, President and                         Chairman and President              Suite 100
Chief Executive Officer                                                             Houston, TX 77046
A I M Management Group Inc.                     Carol F. Relihan
                                                Senior Vice President and           INVESTMENT ADVISOR
Bruce L. Crockett                               Secretary
Director                                                                            A I M Advisors, Inc.
ACE Limited;                                    Gary T. Crum                        11 Greenway Plaza
Formerly Director, President, and               Senior Vice President               Suite 100
Chief Executive Officer                                                             Houston, TX 77046
COMSAT Corporation                              Dana R. Sutton
                                                Vice President and                  TRANSFER AGENT AND CUSTODIAN
Owen Daly II                                    Treasurer
Formerly Director                                                                   State Street Bank and Trust Company
Cortland Trust Inc.                             Robert G. Alley                     225 Franklin Street
                                                Vice President                      Boston, MA 02110
Albert R. Dowden
Chairman of the Board of Directors,             Stuart W. Coco                      COUNSEL TO THE FUNDS
The Cortland Trust and                          Vice President
DHJ Media, Inc.; and Director,                                                      Foley & Lardner
Magellan Insurance Company                      Melville B. Cox                     3000 K N.W., Suite 500
                                                Vice President                      Washington, D.C. 20007
Edward K. Dunn, Jr.
Formerly Chairman, Mercantile                   Karen Dunn Kelley                   COUNSEL TO THE TRUSTEES
Mortgage Corp.;                                 Vice President
Formerly Vice Chairman, President                                                   Kramer, Levin, Naftalis & Frankel LLP
and Chief Operating Officer                     Edgar M. Larsen                     919 Third Avenue
Mercantile-Safe Deposit & Trust Co.;            Vice President                      New York, NY 10022
and President, Mercantile Bankshares
                                                Mary J. Benson                      DISTRIBUTOR
Jack Fields                                     Assistant Vice President and
Chief Executive Officer,                        Assistant Treasurer                 A I M Distributors, Inc.
Twenty First Century, Inc.;                                                         11 Greenway Plaza
Formerly Member of the U.S.                     Sheri Morris                        Suite 100
House of Representatives                        Assistant Vice President and        Houston, TX 77046
                                                Assistant Treasurer
Carl Frischling                                                                     AUDITORS
Partner                                         Jim A. Coppedge
Kramer, Levin, Naftalis & Frankel LLP           Assistant Secretary                 Tait, Weller & Baker
                                                                                    8 Penn Center Plaza
Prema Mathai-Davis                              Renee A. Friedli                    Suite 800
Formerly Chief Executive Officer,               Assistant Secretary                 Philadelphia, PA 19103
YWCA of the U.S.A.
                                                P. Michelle Grace
Lewis F. Pennock                                Assistant Secretary
Partner, Pennock & Cooper (law firm)
                                                Nancy L. Martin
Louis S. Sklar                                  Assistant Secretary
Executive Vice President, Development
and Operations,                                 Ofelia M. Mayo
Hines Interests                                 Assistant Secretary
Limited Partnership
                                                Lisa A. Moss
                                                Assistant Secretary

                                                Kathleen J. Pflueger
                                                Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2000, 14.18% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $21,804 for the Fund's tax year ended December 31, 2000, of which 100% is 20% rate gain.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 14.63% was derived from U.S. Treasury
Obligations.

30                           AIM V.I. BALANCED FUND



ANNUAL REPORT / MANAGERS' OVERVIEW

AIM V.I. BLUE CHIP FUND

AIM V.I. BLUE CHIP FUND PERFORMS
IN LINE WITH INDEXES

HOW DID AIM V.I. BLUE CHIP FUND             HOW DID THE MARKETS PERFORM IN 2000?                    investor skittishness during
PERFORM DURING THE FISCAL YEAR?             In a word, "badly." For the first time                  much of the year. Finally,
For the fiscal year ended December 31,      since 1990, major stock-market indexes                  uncertainty about the outcome
2000, AIM V.I. Blue Chip Fund performed     such as the S&P 500 declined as a number                of the 2000 presidential
in line with its benchmark indexes. The     of forces conspired against equity                      election contributed to a
fund returned -8.18%, while the Russell     investors. A series of six short-term                   general market malaise at a
1000 returned -7.79% and the S&P 500        interest-rate increases by the Federal                  time when historically markets
returned -9.10%.                            Reserve Board (the Fed) from June 1999                  have rallied. During the
   While the fund had positive returns      to May 2000 was only one reason for                     fourth quarter in particular,
through the first three quarters of the     volatile and negative stock-market                      markets declined sharply as a
year, it was not immune to the massive      performance. The Fed's rate hikes were                  number of companies in a
sell-off in technology stocks and other     intended to slow economic growth and to                 variety of industries
market difficulties during the fourth       forestall inflation, and they succeeded                 announced disappointing
quarter. From January 1 through             in doing so--perhaps more quickly and                   earnings or warned that future
September 30, the fund returned 3.00%.      more significantly than intended. This                  earnings might not meet
But the markets' reaction to the sharp      string of interest-rate hikes increased                 expectations.
and sudden economic slowdown that became    companies' borrowing costs and
apparent in the fourth quarter erased       negatively affected the markets                         GIVEN MARKET VOLATILITY, HOW
those gains.                                throughout 2000.                                        DID YOU MANAGE THE FUND?
   Despite difficulties that adversely         A number of other factors pressured                  In keeping with our time-tested
affected the markets during the year,       stocks. A weak euro made American goods                 investment style, the fund
the fund's net assets grew sharply in       more expensive overseas and depressed                   benefited from its exposure to
its first full fiscal year. Total net       earnings for many U.S.-based                            both growth and value stocks
assets stood at $29.8 million on            multinational corporations. Higher                      and from its required
December 31, 2000.                          energy prices reduced corporate                         representation across all
                                            earnings and consumer spending. Violence                sectors. We reduced the number
                                            in the Middle East contributed to                       of holdings slightly during
                                                                                                    the second half of the year.
                                                                                                    The fund held 74 stocks at the
PORTFOLIO COMPOSITION                                                                               close of the fiscal year, a
As of 12/31/00, based on total net assets                                                           number that allowed it to be
                                                                                                    well-diversified but also
TOP 10 EQUITY HOLDINGS                        TOP 10 INDUSTRIES                                     allowed us to concentrate on
 --------------------------------------------  ---------------------------------------------------  those stocks in which we were
 1. General Electric Co.               4.92%   1. Health Care (Drugs-Major Pharmaceuticals) 11.07%  most confident.
--------------------------------------------  ----------------------------------------------------     We select stocks for the
 2. Pfizer Inc.                        3.72    2. Financial (Diversified)                    7.55   portfolio company by company,
--------------------------------------------  ----------------------------------------------------  based on the market leadership
 3. Tyco International Ltd. (Bermuda)  3.11    3. Electrical Equipment                       6.16   and growth potential of each.
--------------------------------------------  ----------------------------------------------------  Among the industry-leading
 4. Cisco Systems, Inc.                2.91    4. Computers (Software & Services)            5.58   companies included in the fund
--------------------------------------------  ----------------------------------------------------  at the close of the fiscal
 5. Exxon Mobil Corp.                  2.83    5. Communications Equipment                   4.58   year were large pharmaceutical
--------------------------------------------  ----------------------------------------------------  companies (including Merck,
 6. Citigroup Inc.                     2.81    6. Manufacturing (Diversified)                4.14   Pfizer and Pharmacia),
--------------------------------------------  ----------------------------------------------------  diversified financial
 7. American International Group, Inc. 2.65    7. Retail (General Merchandise)               3.43   companies (including
--------------------------------------------  ----------------------------------------------------  Citigroup), electrical-
 8. EMC Corp.                          2.39    8. Oil (International Integrated)             3.30   equipment manufacturers
--------------------------------------------  ----------------------------------------------------  (including General Electric)
 9. Pharmacia Corp.                    2.11    9. Computers (Networking)                     3.17   and natural-gas companies
--------------------------------------------  ----------------------------------------------------  (including Enron and Dynegy)
10. Oracle Corp.                       1.92   10. Investment Banking/Brokerage               3.11   which performed strongly
--------------------------------------------  ----------------------------------------------------  during 2000.

The fund's holdings are subject to change, and there is no assurance that the fund will             WHAT SECTORS IN PARTICULAR
continue to hold any particular security.                                                           HELPED AND HURT FUND
                                                                                                    PERFORMANCE?
                                                                                                    Throughout the fiscal year,
                                                                                                    the fund remained overweighted
                                                                                                    in technology stocks. We
                                                                                                    continue to believe that the
                                                                                                    stocks of strong, well-
                                                                                                    established

                       AIM V.I. BLUE CHIP FUND                                31


ANNUAL REPORT/MANAGERS' OVERVIEW

RESULTS OF A $10,000 INVESTMENT                                                           AVERAGE ANNUAL TOTAL RETURNS
12/29/99-12/31/00
(in thousands)                                                                            As of 12/31/00
                                                                                          ---------------------------------
              [GRAPH APPEARS HERE]                                                        Inception (12/29/99)       -8.14%
                                                                                          ---------------------------------
                                AIM VI BLUE             RUSSELL                           1 year                     -8.18
                                 CHIP FUND            1000 INDEX                          ---------------------------------
                                -----------           ----------
12/29/99                          10,000                10,000                            The performance figures shown here,
12/99                             10,000                10,000                            are not intended to reflect actual
01/00                              9,700                 9,591                            annuity values, and they do not reflect
02/00                              9,920                 9,565                            charges at the separate-account level
03/00                             10,760                10,436                            which (if applied) would lower them. AIM
04/00                             10,330                10,089                            V.I. Blue Chip Fund's performance
05/00                             10,020                 9,828                            figures are historical, and they reflect
06/00                             10,460                10,078                            the reinvestment of distributions and
07/00                             10,370                 9,911                            changes in net asset value. The fund's
08/00                             10,990                10,644                            investment return and principal value
09/00                             10,300                10,150                            will fluctuate, so an investor's shares,
10/00                             10,050                10,029                            when redeemed, may be worth more or less
11/00                              9,149                 9,112                            than their original cost.
12/00                            $ 9,182               $ 9,222                               The unmanaged Russell 1000 Index (the
----------------                                                                          Russell 1000) represents the performance
Source: Lipper, Inc.                                                                      of the stocks of large-capitalization
Past performance cannot guarantee comparable future results.                              companies. The unmanaged Standard &
                                                                                          Poor's Composite Index of 500 Stocks
MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN          (the S&P 500) represents the performance
INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE            of the U.S. stock market. Data for the
SHOWN.                                                                                    indexes are for the period 12/31/99 -
                                                                                          12/31/00.
technology companies have long-term            software. While storage hardware              An investment cannot be made in an
appreciation potential. While tech             accounts for about 80% of its sales,       index. Unless otherwise indicated, index
stocks overall performed poorly for the        EMC continues to boost its presence        results include reinvested dividends.
second half of the fiscal year, many of        in software and related services.
our holdings added value to the fund.       .  American International Group--one          -----------------------------------------
That's because the fund has avoided many       of the world's largest insurance
overpriced, profitless technology stocks       companies. AIG is a leading provider       earnings might continue to disappoint
that were hardest hit during the year's        of property/casualty, life and             for the next six to eight months.
tech correction.                               specialty insurance and is a growing          On the other hand, toward the close
   Health-care stocks generally, and           presence in financial services and         of the fiscal year, the Fed indicated
major pharmaceutical stocks in                 asset management.                          that its bias had changed from warding
particular, contributed positively to       .  Citigroup--formed by the merger of         off inflation to warding off recession--
fund performance, as did the fund's            one of the world's largest banks           signaling the possibility of rate cuts
utility and capital-goods stocks.              (Citicorp) and one of the world's          aimed at stimulating the economy.
Shareholders further benefited from the        largest insurers (Travelers Group).        Historically, declining interest rates
fund's underweighted position in               The world's largest financial-services     bode well for stocks. Though the economy
communication-services, basic-materials        company, Citigroup offers credit card,     had slowed from its previous strong
and consumer-staples stocks.                   banking, insurance and investment          pace, unemployment remained at its
                                               services in some 100 countries.            lowest level in decades and inflation
WHAT WERE SOME OF THE FUND'S                                                              continued to be quite low. Prices of
TOP HOLDINGS?                               WHAT WERE CONDITIONS LIKE AS THE FISCAL       many stocks declined to much more
The fund's major holdings at the close      YEAR CLOSED ON DECEMBER 31?                   reasonable levels as a result of the
of the fiscal year included:                At the end of the year, the economic          steep downturn in equity markets during
 .  General Electric--a diversified          picture was mixed. Late in 2000, markets      the fourth quarter of 2000, presenting a
   company that produces everything from    were roiled by a string of corporate          potential buying opportunity.
   locomotives and household appliances     warnings about earnings and revenue              Given the uncertainty surrounding
   imaging equipment. Half its sales come   and consumer spending showed signs of         volatility is likely to continue. Thus,
   from its financial arm, GE Capital       slowing, many investors believed              we consider this an environment in which
   Services.                                                                              investors would be well advised to
 .  EMC--the leading maker of mainframe                                                    maintain a long-term investment
   computer disk-memory hardware and                                                      perspective.

32                           AIM V.I. BLUE CHIP FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                            MARKET
                                                SHARES      VALUE
COMMON STOCKS & OTHER EQUITY INERESTS - 89.31%

AIRLINES - 0.24%

Delta Air Lines, Inc.                              1,400 $     70,262
=====================================================================

BANKS (MAJOR REGIONAL) - 0.90%

Fifth Third Bancorp                                4,500      268,875
=====================================================================

BANKS (MONEY CENTER) - 1.31%

J.P. Morgan Chase & Co.                            8,600      390,762
=====================================================================

BEVERAGES (NON-ALCOHOLIC) - 0.43%

Coca-Cola Co. (The)                                2,100      127,969
=====================================================================

BIOTECHNOLOGY - 1.89%

Amgen Inc.(a)                                      8,800      562,650
=====================================================================

BROADCASTING (TELEVISION, RADIO & CABLE) - 0.56%

AT&T Corp. - Liberty Media Corp. - Class A(a)     12,300      166,819
=====================================================================

CHEMICALS - 0.85%

Air Products & Chemicals, Inc.                     3,600      147,600
---------------------------------------------------------------------
Du Pont (E. I.) de Nemours & Co.                   2,200      106,287
=====================================================================
                                                              253,887
=====================================================================

COMMUNICATIONS EQUIPMENT - 4.58%

Comverse Technology, Inc.(a)                       2,000      217,250
---------------------------------------------------------------------
JDS Uniphase Corp.(a)                              6,600      275,137
---------------------------------------------------------------------
Nokia Oyj - ADR (Finland)                          6,900      300,150
---------------------------------------------------------------------
Nortel Networks Corp. (Canada)                    17,800      570,712
=====================================================================
                                                            1,363,249
=====================================================================

COMPUTERS (HARDWARE) - 2.07%

International Business Machines Corp.              1,700      144,500
---------------------------------------------------------------------
Sun Microsystems, Inc.(a)                         16,900      471,087
=====================================================================
                                                              615,587
=====================================================================

COMPUTERS (NETWORKING) - 3.17%

Cisco Systems, Inc.(a)                            22,700      868,275
---------------------------------------------------------------------
Juniper Networks, Inc.(a)                            600       75,637
=====================================================================
                                                              943,912
=====================================================================

COMPUTERS (PERIPHERALS) - 2.39%

EMC Corp.(a)                                      10,700      711,550
=====================================================================

COMPUTERS (SOFTWARE & SERVICES) - 5.58%

America Online, Inc.(a)                            5,300      184,440
---------------------------------------------------------------------
Microsoft Corp.(a)                                 8,600      373,025
---------------------------------------------------------------------
Oracle Corp.(a)                                   19,700      572,531
---------------------------------------------------------------------
VERITAS Software Corp.(a)                          6,100      533,750
=====================================================================
                                                            1,663,746
=====================================================================

DISTRIBUTORS (FOOD & HEALTH) - 0.89%

Sysco Corp.                                        8,800      264,000
=====================================================================

ELECTRIC COMPANIES - 0.60%

Duke Energy Corp.                                  2,100      179,025
=====================================================================

                                                        MARKET
                                            SHARES      VALUE
ELECTRICAL EQUIPMENT - 6.16%

General Electric Co.                          30,600 $  1,466,887
-----------------------------------------------------------------
Sanmina Corp.(a)                               4,800      367,800
=================================================================
                                                        1,834,687
=================================================================

ELECTRONICS (SEMICONDUCTORS) - 1.77%

Intel Corp.                                    4,800      145,200
-----------------------------------------------------------------
PMC-Sierra, Inc.(a)                              700       55,037
-----------------------------------------------------------------
Texas Instruments Inc.                         2,500      118,437
-----------------------------------------------------------------
Xilinx, Inc.(a)                                4,500      207,562
=================================================================
                                                          526,236
=================================================================

ENTERTAINMENT - 1.75%

Time Warner Inc.                               5,500      287,320
-----------------------------------------------------------------
Viacom Inc. -  Class B(a)                      5,000      233,750
=================================================================
                                                          521,070
=================================================================

EQUIPMENT (SEMICONDUCTOR) - 0.44%

Applied Materials, Inc.(a)                     3,400      129,837
=================================================================

FINANCIAL (DIVERSIFIED) - 7.55%

American Express Co.                           8,800      483,450
-----------------------------------------------------------------
Citigroup Inc.                                16,400      837,425
-----------------------------------------------------------------
Fannie Mae                                     4,900      425,075
-----------------------------------------------------------------
Freddie Mac                                    4,400      303,050
-----------------------------------------------------------------
State Street Corp.                             1,600      198,736
=================================================================
                                                        2,247,736
=================================================================

HEALTH CARE (DIVERSIFIED) - 1.31%

American Home Products Corp.                   3,000      190,650
-----------------------------------------------------------------
Johnson & Johnson                              1,900      199,619
=================================================================
                                                          390,269
=================================================================

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS) - 11.07%

Allergan, Inc.                                 5,600      542,150
-----------------------------------------------------------------
Merck & Co., Inc.                              6,100      571,113
-----------------------------------------------------------------
Pfizer Inc.                                   24,100    1,108,600
-----------------------------------------------------------------
Pharmacia Corp.                               10,300      628,300
-----------------------------------------------------------------
Schering-Plough Corp.                          7,900      448,325
=================================================================
                                                        3,298,488
=================================================================

HEALTH CARE (MANAGED CARE) - 0.60%

UnitedHealth Group Inc.                        2,900      177,988
=================================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 2.37%

Applera Corp. - Applied Biosystems Group       1,800      169,313
-----------------------------------------------------------------
Medtronic, Inc.                                8,900      537,338
=================================================================
                                                          706,651
=================================================================

HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.82%

Colgate-Palmolive Co.                          3,800      245,290
=================================================================

                            AIM V.I. BLUE CHIP FUND                     33

                                                                MARKET
                                                    SHARES      VALUE
INSURANCE (MULTI-LINE) - 2.65%

American International Group, Inc.                     8,000 $    788,500
=========================================================================

INVESTMENT BANKING/BROKERAGE - 3.11%

Merrill Lynch & Co., Inc.                              5,200      354,575
-------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                       7,200      570,600
=========================================================================
                                                                  925,175
=========================================================================

MANUFACTURING (DIVERSIFIED) - 4.14%

Tyco International Ltd. (Bermuda)                     16,700      926,850
-------------------------------------------------------------------------
United Technologies Corp.                              3,900      306,638
=========================================================================
                                                                1,233,488
=========================================================================

NATURAL GAS - 2.27%

Dynegy Inc. - Class A                                  2,600      145,763
-------------------------------------------------------------------------
El Paso Energy Corp.                                   2,900      207,713
-------------------------------------------------------------------------
Enron Corp.                                            3,900      324,188
=========================================================================
                                                                  677,664
=========================================================================

OIL & GAS (DRILLING & EQUIPMENT) - 1.26%

Halliburton Co.                                        4,000      145,000
-------------------------------------------------------------------------
Schlumberger Ltd.                                      2,900      231,819
=========================================================================
                                                                  376,819
=========================================================================

OIL (INTERNATIONAL INTEGRATED) - 3.30%

Exxon Mobil Corp.                                      9,700      843,294
-------------------------------------------------------------------------
Royal Dutch Petroleum Co. - ADR - New York Shares
 (Netherlands)                                         2,300      139,294
=========================================================================
                                                                  982,588
=========================================================================

PAPER & FOREST PRODUCTS - 0.28%

Bowater Inc.                                           1,500       84,563
=========================================================================

POWER PRODUCERS (INDEPENDENT) - 0.62%

Calpine Corp.(a)                                       4,100      184,756
=========================================================================

RAILROADS - 0.27%

Canadian National Railway Co. (Canada)                 2,700       80,156
=========================================================================

RETAIL (BUILDING SUPPLIES) - 1.72%

Home Depot, Inc. (The)                                11,200      511,700
=========================================================================

RETAIL (FOOD CHAINS) - 1.40%

Safeway Inc.(a)                                        6,700      418,750
=========================================================================

RETAIL (GENERAL MERCHANDISE) - 3.43%

Costco Wholesale Corp.(a)                              5,000      199,688
-------------------------------------------------------------------------
Target Corp.                                           8,900      287,025
-------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                 10,100      536,563
=========================================================================
                                                                1,023,276
=========================================================================

SERVICES (ADVERTISING/MARKETING) - 0.70%

Interpublic Group of Companies, Inc. (The)             4,900      208,556
=========================================================================

SERVICES (DATA PROCESSING) - 1.70%

First Data Corp.                                       5,900      310,856
-------------------------------------------------------------------------
Fiserv, Inc.(a)                                        4,100      194,494
=========================================================================
                                                                  505,350
=========================================================================

                                                            MARKET
                                                 SHARES      VALUE
TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 1.02%

Vodafone AirTouch PLC - ADR (United Kingdom)        8,500 $   304,406
======================================================================

TELEPHONE - 2.14%

BellSouth Corp.                                     3,300     135,094
----------------------------------------------------------------------
SBC Communications Inc.                            10,500     501,375
======================================================================
                                                              636,469
======================================================================
Total Common Stocks & Other Equity Interests
 (Cost $28,461,303)                                        26,602,761
======================================================================
                                                PRINCIPAL
                                                 AMOUNT
U.S. TREASURY SECURITIES - 0.50%
U.S. TREASURY BILLS - 0.50%

6.16%, 03/01/01(b)(c)                           $  50,000      49,498
----------------------------------------------------------------------
5.77%, 03/22/01(b)(c)                             100,000      98,790
======================================================================
Total U.S. Treasury Securities (Cost $148,288)                148,288
======================================================================
                                                 SHARES
MONEY MARKET FUNDS - 12.57%
STIC Liquid Assets Portfolio(d)                 1,872,910   1,872,910
----------------------------------------------------------------------
STIC Prime Portfolio(d)                         1,872,910   1,872,910
======================================================================
Total Money Market Funds (Cost $3,745,820)                  3,745,820
======================================================================
TOTAL INVESTMENTS - 102.38%
 (COST $32,355,411)                                        30,496,869
======================================================================
LIABILITIES LESS OTHER ASSETS - (2.38%)                      (710,171)
======================================================================
NET ASSETS - 100.00%                                      $29,786,698
______________________________________________________________________
======================================================================

Investment Abbreviations:

ADR - American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(c) Interest rate represents the rate of discount paid or received at the time of purchase by the Fund.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

34                          AIM V.I. BLUE CHIP FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $32,355,411)  $30,496,869
============================================================
Receivables for:
 Fund shares sold                                    358,169
------------------------------------------------------------
 Dividends                                            31,982
------------------------------------------------------------
Investment for deferred compensation plan              5,361
============================================================
  Total assets                                    30,892,381
============================================================

LIABILITIES:

Payables for:
 Investments purchased                             1,020,881
------------------------------------------------------------
 Deferred compensation plan                            5,361
------------------------------------------------------------
 Variation margin                                     20,930
------------------------------------------------------------
Accrued advisory fees                                 39,617
------------------------------------------------------------
Accrued administrative services fees                   4,235
------------------------------------------------------------
Accrued operating expenses                            14,659
============================================================
  Total liabilities                                1,105,683
============================================================
Net assets applicable to shares outstanding      $29,786,698
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Outstanding                                        3,244,239
============================================================
Net asset value                                  $      9.18
____________________________________________________________
============================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $303)               $    59,252
-----------------------------------------------------------------------------
Dividends from affiliated money market funds                          86,820
-----------------------------------------------------------------------------
Interest                                                               3,798
=============================================================================
  Total investment income                                            149,870
=============================================================================

EXPENSES:

Advisory fees                                                         82,552
-----------------------------------------------------------------------------
Administrative services fees                                          50,000
-----------------------------------------------------------------------------
Custodian fees                                                        42,434
-----------------------------------------------------------------------------
Printing                                                              25,954
-----------------------------------------------------------------------------
Professional fees                                                     25,203
-----------------------------------------------------------------------------
Trustees' fees                                                         6,507
-----------------------------------------------------------------------------
Other                                                                  1,669
=============================================================================
  Total expenses                                                     234,319
=============================================================================
Less:Fees waived and expenses reimbursed                             (90,254)
-----------------------------------------------------------------------------
  Expenses paid indirectly                                            (1,644)
-----------------------------------------------------------------------------
  Net expenses                                                       142,421
=============================================================================
Net investment income                                                  7,449
=============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES
 AND FUTURES CONTRACTS:

Net realized gain (loss) from:
 Investment securities                                              (817,692)
-----------------------------------------------------------------------------
 Futures contracts                                                  (114,171)
=============================================================================
                                                                    (931,863)
=============================================================================

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) OF:

 Investment securities                                            (1,858,547)
-----------------------------------------------------------------------------
 Futures contracts                                                   (45,013)
=============================================================================
                                                                  (1,903,560)
=============================================================================
Net gain (loss) from investment securities and futures
 contracts                                                        (2,835,423)
=============================================================================
Net increase (decrease) in net assets resulting from operations  $(2,827,974)
_____________________________________________________________________________
=============================================================================

See Notes to Financial Statements.

                            AIM V.I. BLUE CHIP FUND                         35

STATEMENT OF CHANGES IN NET ASSETS

For the year ended December 31, 2000 and the period December 29, 1999 (date operations commenced) to December 31, 1999

                                                          2000         1999
                                                       -----------  ----------
OPERATIONS:

 Net investment income                                 $     7,449  $      168
-------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities
  and futures contracts                                   (931,863)         --
-------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation)
  of investment securities and futures contracts        (1,903,560)       (574)
===============================================================================
  Net increase (decrease) in net assets resulting from
   operations                                           (2,827,974)       (406)
===============================================================================
Distributions to shareholders from net investment
 income                                                     (5,295)         --
-------------------------------------------------------------------------------
Share transactions - net                                31,620,363   1,000,010
===============================================================================
  Net increase in net assets                            28,787,094     999,604
===============================================================================

NET ASSETS:

 Beginning of year                                         999,604          --
===============================================================================
 End of year                                           $29,786,698  $  999,604
_______________________________________________________________________________
===============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                         $32,620,351  $  999,988
-------------------------------------------------------------------------------
 Undistributed net investment income                         2,344         190
-------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities and futures contracts             (931,863)         --
-------------------------------------------------------------------------------
 Unrealized appreciation (depreciation) of investment
  securities and futures contracts                      (1,904,134)       (574)
===============================================================================
                                                       $29,786,698  $  999,604
_______________________________________________________________________________
===============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Blue Chip Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve long-term growth of capital, with a secondary objective of current income.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

36                            AIM V.I. BLUE CHIP FUND

    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $427,121 as of December 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Futures Contracts - The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred.
   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. During the year ended December 31, 2000, AIM waived fees of $82,552 and reimbursed expenses of $7,702.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2000, AIM was paid $50,000 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $4,306 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $1,644 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $1,644.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

                            AIM V.I. BLUE CHIP FUND                         37

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $30,807,407 and $1,528,447, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $ 1,429,999
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (3,366,242)
==========================================================================
Net unrealized appreciation (depreciation) of investment
 securities                                                   $(1,936,243)
__________________________________________________________________________
==========================================================================

Cost of investments for tax purposes is $32,433,112.

NOTE 7 - FUTURES CONTRACTS
On December 31, 2000, $96,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                               UNREALIZED
               NO. OF     MONTH/     MARKET    APPRECIATION
CONTRACT      CONTRACTS COMMITMENT   VALUE    (DEPRECIATION)
--------      --------- ---------- ---------- -------------
S&P 500 Mini      23    Mar-01/Buy $1,535,250   $(45,591)
============================================================

NOTE 8 - SHARE INFORMATION
Changes in shares outstanding during the year ended December 31, 2000 and the period December 29, 1999 (date operations commenced) through December 31, 1999 were as follows:

                                             2000                   1999
                                     ----------------------  ------------------
                                      SHARES      AMOUNT     SHARES    AMOUNT
                                     ---------  -----------  ------- ----------
Sold                                 3,269,461  $32,869,874  100,001 $1,000,010
-------------------------------------------------------------------------------
Issued as reinvestment of dividends        556        5,295       --         --
-------------------------------------------------------------------------------
Reacquired                            (125,779)  (1,254,806)      --         --
===============================================================================
                                     3,144,238  $31,620,363  100,001 $1,000,010
_______________________________________________________________________________
===============================================================================

NOTE 9 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                   DECEMBER 29,
                                                                    1999 (DATE
                                                                    OPERATIONS
                                                     YEAR ENDED    COMMENCED) TO
                                                    DECEMBER 31,   DECEMBER 31,
                                                      2000(a)          1999
                                                    ------------   -------------
Net asset value, beginning of period                  $ 10.00         $10.00
--------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                   0.02             --
--------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized
  and unrealized)                                       (0.84)            --
================================================================================
  Total from investment operations                      (0.82)            --
================================================================================
Less distributions paid from net investment income       0.00             --
================================================================================
Net asset value, end of period                        $  9.18         $10.00
________________________________________________________________________________
================================================================================
Total return                                            (8.18)%           --
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $29,787         $1,000
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
 With fee waivers                                        1.31%(b)       1.30%(c)
--------------------------------------------------------------------------------
 Without fee waivers                                     2.13%(b)      12.49%(c)
________________________________________________________________________________
================================================================================
Ratio of net investment income to average net
 assets                                                  0.07%(b)       3.07%(c)
________________________________________________________________________________
================================================================================
Portfolio turnover rate                                    15%            --
________________________________________________________________________________
================================================================================

(a) Calculated using average shares outstanding.
(b) Ratios are based on average daily net assets of $11,006,982.
(c) Annualized.

38                          AIM V.I. BLUE CHIP FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Blue Chip Fund, a series of shares of beneficial interests of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period December 29, 1999 (date operations commenced) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Blue Chip Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period December 29, 1999 (date operations commenced) through December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.


                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

                            AIM V.I. BLUE CHIP FUND                         39

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Blue Chip Fund (the "Fund"), a portfolio of AIM Variable Insurance Funds, Inc. (the "Company"), reorganized as AIM Variable Insurance Funds, a Delaware business trust (the "Trust"), was held on April 10, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the Company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund so that it is non-fundamental.

(6) To ratify the selection of Tait, Weller & Baker as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the voting on the above matters were as follows:

                                                                      WITHHELD/
       DIRECTORS/MATTER                                   VOTES FOR  ABSTENTIONS
       ------------------------------------------------- ----------- -----------
 (1)* Charles T. Bauer.................................  336,558,177  9,129,703
      Bruce L. Crockett................................  337,513,648  8,174,232
      Owen Daly II.....................................  336,754,219  8,933,661
      Edward K. Dunn, Jr...............................  337,481,093  8,206,787
      Jack M. Fields...................................  337,574,973  8,112,907
      Carl Frischling..................................  337,177,860  8,510,020
      Robert H. Graham.................................  337,319,248  8,368,632
      Prema Mathai-Davis...............................  337,262,043  8,425,837
      Lewis F. Pennock.................................  337,440,897  8,246,983
      Louis S. Sklar...................................  337,447,894  8,239,986

                                                            VOTES    WITHHELD/
       MATTER                                  VOTES FOR   AGAINST  ABSTENTIONS
       -------------------------------------  ----------- --------- -----------
 (2)*   Approval of an Agreement and Plan
        of Reorganization which provides
        for the reorganization of
        AIM Variable Insurance Funds, Inc.
        as a Delaware business trust.......   318,213,444 8,412,798 19,061,638
 (3)    Approval of a new Master Investment
        Advisory Agreement with A I M
        Advisors, Inc......................       118,492       N/A      3,529
 (4)(a) Approval of changing the
        Fundamental Restriction on Issuer
        Diversification....................       122,021       N/A        N/A
 (4)(b) Approval of changing the
        Fundamental Restriction on
        Borrowing Money and Issuing Senior
        Securities.........................       122,021       N/A        N/A
 (4)(c) Approval of changing the
        Fundamental Restriction on
        Underwriting Securities............       118,492       N/A      3,529
 (4)(d) Approval of changing the
        Fundamental Restriction on Industry
        Concentration......................       122,021       N/A        N/A
 (4)(e) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Real Estate .       122,021       N/A        N/A
 (4)(f) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Commodities..       122,021       N/A        N/A
 (4)(g) Approval of changing the
        Fundamental Restriction on Making
        Loans..............................       122,021       N/A        N/A
 (4)(h) Approval of the Elimination of
        Fundamental Restriction on
        Investing for the Purpose of
        Control............................       122,021       N/A        N/A
 (5)    Approval of Changing the Investment
        Objective so that it is Non-
        Fundamental........................       122,021       N/A        N/A
 (6)    Ratification of the selection of
        Tait, Weller & Baker as Independent
        Accountants of the Fund............       122,021       N/A        N/A

--------
* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds, Inc.

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

40                          AIM V.I. BLUE CHIP FUND

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include approving the investment advisor's trustees fee; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

 Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

 Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                               OFFICERS                            OFFICE OF THE FUND

Robert H. Graham                                Robert H. Graham                    11 Greenway Plaza
Chairman, President and                         Chairman and President              Suite 100
Chief Executive Officer                                                             Houston, TX 77046
A I M Management Group Inc.                     Carol F. Relihan
                                                Senior Vice President and           INVESTMENT ADVISOR
Bruce L. Crockett                               Secretary
Director                                                                            A I M Advisors, Inc.
ACE Limited;                                    Gary T. Crum                        11 Greenway Plaza
Formerly Director, President, and               Senior Vice President               Suite 100
Chief Executive Officer                                                             Houston, TX 77046
COMSAT Corporation                              Dana R. Sutton
                                                Vice President and                  TRANSFER AGENT AND CUSTODIAN
Owen Daly II                                    Treasurer
Formerly Director                                                                   State Street Bank and Trust Company
Cortland Trust Inc.                             Robert G. Alley                     225 Franklin Street
                                                Vice President                      Boston, MA 02110
Albert R. Dowden
Chairman of the Board of Directors,             Stuart W. Coco                      COUNSEL TO THE FUNDS
The Cortland Trust and                          Vice President
DHJ Media, Inc.; and Director,                                                      Foley & Lardner
Magellan Insurance Company                      Melville B. Cox                     3000 K N.W., Suite 500
                                                Vice President                      Washington, D.C. 20007
Edward K. Dunn, Jr.
Formerly Chairman, Mercantile                   Karen Dunn Kelley                   COUNSEL TO THE TRUSTEES
Mortgage Corp.;                                 Vice President
Formerly Vice Chairman, President                                                   Kramer, Levin, Naftalis & Frankel LLP
and Chief Operating Officer                     Edgar M. Larsen                     919 Third Avenue
Mercantile-Safe Deposit & Trust Co.;            Vice President                      New York, NY 10022
and President, Mercantile Bankshares
                                                Mary J. Benson                      DISTRIBUTOR
Jack Fields                                     Assistant Vice President and
Chief Executive Officer,                        Assistant Treasurer                 A I M Distributors, Inc.
Twenty First Century, Inc.;                                                         11 Greenway Plaza
Formerly Member of the U.S.                     Sheri Morris                        Suite 100
House of Representatives                        Assistant Vice President and        Houston, TX 77046
                                                Assistant Treasurer
Carl Frischling                                                                     AUDITORS
Partner                                         Jim A. Coppedge
Kramer, Levin, Naftalis & Frankel LLP           Assistant Secretary                 Tait, Weller & Baker
                                                                                    8 Penn Center Plaza
Prema Mathai-Davis                              Renee A. Friedli                    Suite 800
Formerly Chief Executive Officer,               Assistant Secretary                 Philadelphia, PA 19103
YWCA of the U.S.A.
                                                P. Michelle Grace
Lewis F. Pennock                                Assistant Secretary
Partner, Pennock & Cooper (law firm)
                                                Nancy L. Martin
Louis S. Sklar                                  Assistant Secretary
Executive Vice President, Development
and Operations,                                 Ofelia M. Mayo
Hines Interests                                 Assistant Secretary
Limited Partnership
                                                Lisa A. Moss
                                                Assistant Secretary

                                                Kathleen J. Pflueger
                                                Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2000, 98.45% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 1.55% was derived from U.S. Treasury
Obligations.

                            AIM V.I. BLUE CHIP FUND                         41

                      ANNUAL REPORT / MANAGERS' OVERVIEW

AIM V.I. CAPITAL APPRECIATION FUND

FUND ENDURES CHALLENGING MARKET

IN 2000, THE STOCK MARKET EXPERIENCED   December 12, contributed to the steep         comparison, many larger companies
ONE OF ITS WORST YEARS IN THE PAST TWO  fourth-quarter market decline.                experienced deteriorating earnings growth,
DECADES. HOW DID AIM V.I. CAPITAL          But even the end of the election           and investors had misgivings about the
APPRECIATION FUND PERFORM?              controversy failed to produce a sustained     earnings-growth prospects of small
A difficult market environment,         market rally as investors continued to be     companies. Tech stocks, which led the market
particularly in the fourth quarter of   concerned about corporate earnings growth.    in 1999, sustained losses in 2000. Among the
the year, and a shift in investor       By early December, the Fed was indicating     better-performing market sectors were health
preference from growth to value stocks  that it might consider cutting interest       care, financial services, energy and
hurt the fund's performance. For the    rates in the wake of slowing economic         utilities.
fiscal year ended December 31, 2000,    growth. However, the shift in the Fed's bias
the fund's total return was -10.91%.    was insufficient to counteract concerns       HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE
Over the same period, the Lipper Multi- about declining corporate earnings growth,    OVER THE FISCAL YEAR?
Cap Growth Fund Index returned          and most key market indexes recorded losses   As of December 31, 2000, technology stocks
-12.05%, reflecting the weakness of     for the year, with the Nasdaq falling a       made up 35% of the portfolio, down from
the market in general and growth stocks stunning 39.29%.                              nearly 50% at the outset of the year. While
in particular.                             In a reversal of recent trends, value      tech stocks struggled in 2000, we continued
                                        stocks significantly outperformed growth      to hold the stocks of tech companies which
WHAT WERE THE MAJOR STOCK-MARKET        stocks as many investors sought lower-priced  we believe have strong earnings-growth
TRENDS?                                 equities. Mid-cap stocks outperformed large-  prospects. We believe that the stocks of
A strong market rally during the        and small-cap stocks. Mid-cap stocks          these companies will fare well in the long
initial months of 2000 gave way to a    benefited from their attractive valuations    run. Financial-services stocks made up more
volatile, downward-trending market for  and the solid earnings-growth prospects of    than 18% of the portfolio at the close of
the remainder of the year. Early in     many medium-sized companies. By               the fiscal
2000, technology stocks led the market
surge, as the tech-laden Nasdaq soared   PORTFOLIO COMPOSITION
to record levels well into March.
Toward the end of the month, however,    As of 12/31/00, based on total net assets
investors became concerned that tech
stocks might be overvalued, sparking a   TOP 10 INDUSTRIES                            TOP 10 HOLDINGS
sharp sell-off in this sector. Because   -------------------------------------------  -------------------------------------------
investors were also concerned that the    1. Computers (Software & Services)  11.28%   1. Check Point Software              2.63%
Federal Reserve Board (the Fed) might    -------------------------------------------       Technologies Ltd.--ADR (Israel)
continue to raise interest rates to       2. Communications Equipment          6.40   -------------------------------------------
contain inflation, the sell-off          -------------------------------------------   2. VERITAS Software Corp.            2.41
ultimately spread to other market         3. Oil & Gas (Drilling & Equipment)  6.01   -------------------------------------------
sectors.                                 -------------------------------------------   3. Comverse Technology, Inc          2.41
   In May, the Fed raised the key         4. Financial (Diversified)           5.60   -------------------------------------------
federal funds rate from 6.0% to 6.5%,    -------------------------------------------   4. J.P. Morgan Chase & Co., Inc.     2.04
and left that rate unchanged for the      5. Investment Banking/Brokerage      5.57   -------------------------------------------
remainder of the year. After rallying    -------------------------------------------   5. Corning Inc.                      2.03
in late May and June, markets plunged     6. Electronics (Semiconductors)      5.13   -------------------------------------------
in the third and fourth quarters of      -------------------------------------------   6. Goldman Sachs Group, Inc. (The)   2.01
2000 amid concerns about rising oil       7. Broadcasting                      3.63   -------------------------------------------
prices, unrest in the Middle East and        (Television, Radio & Cable)               7. Morgan Stanley Dean Witter & Co.  1.74
disappointing corporate earnings         -------------------------------------------  -------------------------------------------
growth for many companies. Uncertainty    8. Health Care                       3.30    8. Cisco Systems, Inc.               1.58
about the outcome of the presidential        (Medical Products & Supplies)            -------------------------------------------
election, which wasn't resolved until    -------------------------------------------   9. Fiserv, Inc.                      1.57
                                          9. Consumer Finance                  3.25   -------------------------------------------
                                         -------------------------------------------  10. Applera Corp.--Applied            1.55
                                         10. Computers (Networking)            3.05         Biosystems Group
                                         -------------------------------------------  -------------------------------------------

                                         The fund's holdings are subject to change, and there is no assurance that the fund will comtinue to hold any particular security.

42                    AIM V.I. CAPITAL APPRECIATION FUND


ANNUAL REPORT/MANAGERS' OVERVIEW

RESULTS OF A $10,000 INVESTMENT                                                    FUND PERFORMANCE
5/5/93-12/31/00
(in thousands)                                                                     AVERAGE ANNUAL TOTAL RETURNS

                [GRAPH APPEARS HERE]                                               As of 12/31/00
                                                                                   --------------------------
                             AIM V.I. CAPITAL                       RUSSELL        Inception (5/5/93)  17.37%
                            APPRECIATION FUND      S&P 500       MIDCAP INDEX      --------------------------
                            -----------------      -------       ------------      5 Years             15.45
05/05/93                         10,000             10,000          10,000         --------------------------
06/30/93                         10,000             10,297          10,434         1 Year             -10.91
09/30/93                         11,370             10,562          10,992
12/31/93                         11,950             10,808          11,134         MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-
03/31/94                         11,820             10,399          10,805         TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE
06/30/94                         11,099             10,442          10,573         TODAY MAY DIFFER SUBSTANTIALLY FROM THE
09/30/94                         12,239             10,952          11,174         HISTORICAL PERFORMANCE SHOWN.
12/31/94                         12,249             10,949          10,903
03/31/95                         13,343             12,014          12,038         The performance figures shown here, which
06/30/95                         15,101             13,159          13,046         represent AIM V.I. Capital Appreciation Fund,
09/30/95                         17,259             14,204          14,202         are not intended to reflect actual annuity
12/31/95                         16,621             15,057          14,658         values, and they do not reflect charges at the
03/31/96                         17,647             15,865          15,541         separate-account level which (if applied) would
06/30/96                         18,601             16,575          15,979         lower them. AIM V.I. Capital Appreciation Fund's
09/30/96                         19,346             17,085          16,479         performance figures are historical, and they
12/31/96                         19,547             18,509          17,443         reflect the reinvestment of distributions and
03/31/97                         18,362             19,006          17,300         changes in net asset value. The fund's
06/30/97                         21,180             22,321          19,648         investment return and principal value will
09/30/97                         24,190             23,990          22,257         fluctuate, so an investor's shares, when
12/31/97                         22,192             24,680          22,504         redeemed, may be worth more or less than their
03/31/98                         24,609             28,120          24,937         original cost.
06/30/98                         25,039             29,051          24,563            Investing in micro, small and mid-sized
09/30/98                         21,346             26,166          20,920         companies may involve risks not associated with
12/31/98                         26,480             31,734          24,775         investing in more established companies. Also,
03/31/99                         26,386             33,313          24,658         micro and small companies may have business
06/30/99                         29,006             35,654          27,335         risk, significant stock-price fluctuations and
09/30/99                         28,206             33,431          24,984         illiquidity.
12/31/99                         38,300             38,401          29,291            The unmanaged Lipper Multi-Cap Growth Fund
03/31/00                         43,619             39,284          32,247         Index represents an average of the performance
06/30/00                         41,456             38,238          30,792         of the 30 largest multi-cap growth funds tracked
09/30/00                         43,834             37,868          32,887         by Lipper, Inc., an independent mutual fund
12/31/00                        $34,090            $34,908         $31,709         performance monitor.
-----------------                                                                     The National Association of Securities
Source: Lipper, Inc.                                                               Dealers Automated Quotation System Composite
Past performance cannot guarantee comparable future results.                       Index (the Nasdaq) is a market-value-weighted
                                                                                   index comprising all domestic and non-U.S.-based
year, compared to about 7% at its       . Goldman Sachs, with more than 40         common stocks listed on the Nasdaq system.
beginning. Stocks in this sector          offices worldwide, is a major invest-       The unmanaged Russell Midcap Index represents
benefited from a wave of merger           ment-banking firm.                       the performance of the stocks of mid-
activity among financial-services       . Morgan Stanley Dean Witter, the sec-     capitalization companies.
firms and the cessation of Fed rate       ond-largest retail broker in the            The unmanaged Standard & Poor's Composite
hikes. Health-care stocks increased       United States, has 560 branches in       Index of 500 Stocks (the S&P 500) is an index of
from 7% to 9% of the portfolio during     25 countries.                            common stocks frequently used as a general
the fiscal year. Investors favored      . Cisco Systems is a leading provider      measure of U.S. stock market performance.
health-care stocks because demand for     of products that link networks and          An investment cannot be made in an index.
medical products and services tends to    power the Internet.                      Unless otherwise indicated, index results
remain steady regardless of economic    . Fiserv provides data processing,         include reinvested dividends, and they do not
trends.                                   busi-ness support and other services     reflect sales charges or fund expenses.
                                          for banks, credit unions and similar     ----------------------------------------------
WHAT WERE THE FUND'S TOP HOLDINGS?        institutions.
 . Check Point Software Technologies,
  the fund's top holding, supplies      WHAT WERE CONDITIONS LIKE AS THE
  software that protects corporate      FISCAL YEAR CLOSED ON DECEMBER 31?
  networks from unauthorized access.    The situation was mixed. Late in 2000,
 . VERITAS is the world's leading        markets were roiled by a string of
  maker of storage-management           corporate warnings about earnings and
  software, which protects networks     revenue expectations. Many believe
  against data loss from crashes and    earnings may continue to disappoint
  errors, expedites data recovery       for the next six to eight months, as
  and manages corporate storage.        capital expenditures and consumer          strong pace, unemployment remained at its lowest
 . Comverse Technology is the leading    spending may slow or decline.              level in decades and inflation continued to be
  maker of voice-mail messaging            On the other hand, toward the close     quite low. Prices of many stocks had been
  systems.                              of the fiscal year, the Fed indicated      brought to much more reasonable levels by the
 . J.P. Morgan offers commercial, con-   that its bias had changed from warding     steep downturn in equity markets during the last
  sumer and investment-banking          off inflation to warding off               quarter of 2000, a potential buying opportunity.
  services to clients around the        recession, signaling the possibility          Given the level of uncertainty surrounding
  world.                                of rate cuts aimed at stimulating the      short-term economic trends, we can expect market
 . Corning is the inventor and one of    economy. Historically, declining           volatility to continue and thus regard this as
  the world's top manufacturers of      interest rates bode well for stocks.       an environment in which investors would be well
  fiber-optic cable.                    Though the economy had slowed from its     advised to maintain a long-term investment
                                        previous                                   perspective.

                      AIM V.I. CAPITAL APPRECIATION FUND                      43

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                                  MARKET
                                                    SHARES        VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS - 89.31%

BANKS (MAJOR REGIONAL) - 0.71%

Northern Trust Corp.                                  133,100 $   10,855,969
============================================================================

BANKS (MONEY CENTER) - 0.75%

J.P. Morgan Chase & Co.                               253,200     11,504,775
============================================================================

BROADCASTING (TELEVISION, RADIO & CABLE) - 3.63%

Comcast Corp. - Class A(a)                            342,000     14,278,500
----------------------------------------------------------------------------
General Motors Corp. - Class H(a)                     760,300     17,486,900
----------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                        487,200     12,423,600
----------------------------------------------------------------------------
Univision Communications Inc. - Class A(a)            282,500     11,564,844
============================================================================
                                                                  55,753,844
============================================================================

COMMUNICATIONS EQUIPMENT - 6.40%

ADC Telecommunications, Inc.(a)                       848,900     15,386,312
----------------------------------------------------------------------------
Alcatel - ADR (France)                                168,000      9,397,500
----------------------------------------------------------------------------
Comverse Technology, Inc.(a)                          339,700     36,899,912
----------------------------------------------------------------------------
Corning Inc.                                          590,200     31,169,937
----------------------------------------------------------------------------
JDS Uniphase Corp.(a)                                 126,000      5,252,625
============================================================================
                                                                  98,106,286
============================================================================

COMPUTERS (HARDWARE) - 1.86%

Palm, Inc.(a)                                         423,000     11,976,187
----------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                             592,200     16,507,575
============================================================================
                                                                  28,483,762
============================================================================

COMPUTERS (NETWORKING) - 3.05%

Cisco Systems, Inc.(a)                                634,600     24,273,450
----------------------------------------------------------------------------
Juniper Networks, Inc.(a)                             127,900     16,123,394
----------------------------------------------------------------------------
VeriSign, Inc.(a)                                      85,700      6,357,869
============================================================================
                                                                  46,754,713
============================================================================

COMPUTERS (PERIPHERALS) - 2.55%

Brocade Communications Systems, Inc.(a)               243,600     22,365,525
----------------------------------------------------------------------------
EMC Corp.(a)                                          252,000     16,758,000
============================================================================
                                                                  39,123,525
============================================================================

                                                              MARKET
                                                SHARES        VALUE
COMPUTERS (SOFTWARE & SERVICES) - 11.28%

Ariba, Inc.(a)                                    254,200 $   13,663,250
------------------------------------------------------------------------
BEA Systems, Inc.(a)                              211,700     14,250,056
------------------------------------------------------------------------
Business Objects S.A. - ADR (France)(a)            23,900      1,353,337
------------------------------------------------------------------------
Check Point Software Technologies Ltd. - ADR
 (Israel)(a)                                      302,300     40,375,944
------------------------------------------------------------------------
i2 Technologies, Inc.(a)                          235,200     12,789,000
------------------------------------------------------------------------
Intuit Inc.(a)                                    332,000     13,093,250
------------------------------------------------------------------------
Microsoft Corp.(a)                                465,200     20,178,050
------------------------------------------------------------------------
Siebel Systems, Inc.(a)                           171,400     11,590,925
------------------------------------------------------------------------
Unisys Corp.(a)                                   609,400      8,912,475
------------------------------------------------------------------------
VERITAS Software Corp.(a)                         421,900     36,916,250
========================================================================
                                                             173,122,537
========================================================================

CONSUMER FINANCE - 3.25%

Capital One Financial Corp.                       259,500     17,078,344
------------------------------------------------------------------------
Countrywide Credit Industries, Inc.                35,600      1,788,900
------------------------------------------------------------------------
MBNA Corp.                                        353,500     13,057,406
------------------------------------------------------------------------
Providian Financial Corp.                         311,000     17,882,500
========================================================================
                                                              49,807,150
========================================================================

DISTRIBUTORS (FOOD & HEALTH) - 0.26%

Cardinal Health, Inc.                              39,400      3,925,225
========================================================================

ELECTRICAL EQUIPMENT - 0.69%

American Power Conversion Corp.(a)                344,400      4,261,950
------------------------------------------------------------------------
Sanmina Corp.(a)                                   82,800      6,344,550
========================================================================
                                                              10,606,500
========================================================================

ELECTRONICS (INSTRUMENTATION) - 1.04%

Agilent Technologies, Inc.(a)                     134,400      7,358,400
------------------------------------------------------------------------
Waters Corp.(a)                                   102,800      8,583,800
========================================================================
                                                              15,942,200
========================================================================

ELECTRONICS (SEMICONDUCTORS) - 5.13%

Altera Corp.(a)                                   378,000      9,946,125
------------------------------------------------------------------------
Analog Devices, Inc.(a)                           431,700     22,097,644
------------------------------------------------------------------------
Celestica Inc. - ADR (Canada)(a)                  332,700     18,048,975
------------------------------------------------------------------------
Linear Technology Corp.                           168,000      7,770,000
------------------------------------------------------------------------
Maxim Integrated Products, Inc.(a)                171,900      8,218,969
------------------------------------------------------------------------
Microchip Technology Inc.(a)                      354,150      7,769,166
------------------------------------------------------------------------
PMC-Sierra, Inc.(a)                                62,100      4,882,612
========================================================================
                                                              78,733,491
========================================================================

44                     AIM V.I. CAPITAL APPRECIATION FUND

                                                                 MARKET
                                                   SHARES        VALUE
ENTERTAINMENT - 0.44%

Time Warner Inc.                                     128,000 $    6,686,720
===========================================================================

EQUIPMENT (SEMICONDUCTOR) - 0.42%

KLA-Tencor Corp.(a)                                  191,000      6,434,312
===========================================================================

FINANCIAL (DIVERSIFIED) - 5.60%

American Express Co.                                 400,000     21,975,000
---------------------------------------------------------------------------
Citigroup Inc.                                       300,000     15,318,750
---------------------------------------------------------------------------
Freddie Mac                                           83,100      5,723,512
---------------------------------------------------------------------------
J.P. Morgan & Co., Inc.                              189,000     31,279,500
---------------------------------------------------------------------------
State Street Corp.                                    93,700     11,638,477
===========================================================================
                                                                 85,935,239
===========================================================================

FOOTWEAR - 0.60%

NIKE, Inc. - Class B                                 166,100      9,270,456
===========================================================================

HEALTH CARE (DRUGS - GENERIC & OTHER) - 1.76%

Elan Corp. PLC - ADR (Ireland)(a)                    126,000      5,898,375
---------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                          84,000     11,161,500
---------------------------------------------------------------------------
Medicis Pharmaceutical Corp. - Class A(a)            168,000      9,933,000
===========================================================================
                                                                 26,992,875
===========================================================================

HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) - 1.52%

Pfizer Inc.                                          505,900     23,271,400
===========================================================================

HEALTH CARE (HOSPITAL MANAGEMENT) - 2.14%

HCA - Healthcare Co. (The)                           255,200     11,231,352
---------------------------------------------------------------------------
Health Management Associates, Inc. - Class A(a)      684,200     14,197,150
---------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                            168,000      7,465,500
===========================================================================
                                                                 32,894,002
===========================================================================

HEALTH CARE (MANAGED CARE) - 0.63%

Wellpoint Health Networks Inc.(a)                     84,000      9,681,000
===========================================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 3.30%

Applera Corp. - Applied Biosystems Group             252,000     23,703,750
---------------------------------------------------------------------------
Biomet, Inc.                                         294,050     11,670,109
---------------------------------------------------------------------------
Medtronic, Inc.                                      252,000     15,214,500
===========================================================================
                                                                 50,588,359
===========================================================================

INSURANCE (LIFE/HEALTH) - 0.80%

AFLAC, Inc.                                          170,300     12,293,531
===========================================================================

INSURANCE (MULTI-LINE) - 0.96%

American International Group, Inc.                   150,000     14,784,375
===========================================================================

                                                          MARKET
                                            SHARES        VALUE
INVESTMENT BANKING/BROKERAGE - 5.57%

Goldman Sachs Group, Inc. (The)               287,800 $   30,776,612
--------------------------------------------------------------------
Merrill Lynch & Co., Inc.                     184,800     12,601,050
--------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.              336,000     26,628,000
--------------------------------------------------------------------
Schwab (Charles) Corp. (The)                  546,100     15,495,588
====================================================================
                                                          85,501,250
====================================================================

INVESTMENT MANAGEMENT - 0.65%

Stilwell Financial, Inc.                      252,000      9,938,250
====================================================================

LEISURE TIME (PRODUCTS) - 1.22%

Harley-Davidson, Inc.                         470,400     18,698,400
====================================================================

MANUFACTURING (DIVERSIFIED) - 0.74%

Danaher Corp.                                 166,500     11,384,438
====================================================================

NATURAL GAS - 0.65%

Enron Corp.                                   119,600      9,941,750
====================================================================

OIL & GAS (DRILLING & EQUIPMENT) - 6.01%

BJ Services Co.(a)                             83,800      5,771,725
--------------------------------------------------------------------
Cooper Cameron Corp.(a)                       187,900     12,413,144
--------------------------------------------------------------------
ENSCO International Inc.                      294,000     10,014,375
--------------------------------------------------------------------
Grant Prideco, Inc.(a)                        317,900      6,973,931
--------------------------------------------------------------------
Nabors Industries, Inc.(a)                    357,700     21,157,955
--------------------------------------------------------------------
R&B Falcon Corp.(a)                           224,700      5,154,056
--------------------------------------------------------------------
Rowan Cos., Inc.(a)                           309,400      8,353,800
--------------------------------------------------------------------
Smith International, Inc.(a)                  187,700     13,995,381
--------------------------------------------------------------------
Weatherford International, Inc.(a)            178,000      8,410,500
====================================================================
                                                          92,244,867
====================================================================

OIL & GAS (EXPLORATION & PRODUCTION) - 0.90%

Anadarko Petroleum Corp.                      107,000      7,605,560
--------------------------------------------------------------------
Kerr-McGee Corp.                               93,700      6,272,044
====================================================================
                                                          13,877,604
====================================================================

RESTAURANTS - 0.46%

Brinker International, Inc.(a)                168,000      7,098,000
====================================================================

RETAIL (BUILDING SUPPLIES) - 0.58%

Lowe's Cos., Inc.                             201,100      8,948,950
====================================================================

RETAIL (COMPUTERS & ELECTRONICS) - 0.95%

CDW Computer Centers, Inc.(a)                 145,900      4,066,963
--------------------------------------------------------------------
RadioShack Corp.                              244,900     10,484,781
====================================================================
                                                          14,551,744
====================================================================

RETAIL (DEPARTMENT STORES) - 1.35%

Kohl's Corp.(a)                               339,400     20,703,400
====================================================================

RETAIL (DISCOUNTERS) - 0.29%

Family Dollar Stores, Inc.                    204,300      4,379,681
====================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND              45

                                                          MARKET
                                            SHARES        VALUE
RETAIL (FOOD CHAINS) - 0.86%

Safeway Inc.(a)                               210,000 $   13,125,000
====================================================================

RETAIL (SPECIALTY) - 1.44%

Bed Bath & Beyond Inc.(a)                     836,300     18,712,213
--------------------------------------------------------------------
Tiffany & Co.                                 104,800      3,314,300
====================================================================
                                                          22,026,513
====================================================================

RETAIL (SPECIALTY - APPAREL) - 2.00%

Intimate Brands, Inc.                         228,400      3,426,000
--------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                210,400      5,733,400
--------------------------------------------------------------------
Talbots, Inc. (The)                           212,400      9,690,750
--------------------------------------------------------------------
TJX Companies, Inc. (The)                     423,800     11,760,450
====================================================================
                                                          30,610,600
====================================================================

SERVICES (ADVERTISING/MARKETING) - 2.09%

Lamar Advertising Co.(a)                      378,000     14,588,438
--------------------------------------------------------------------
Omnicom Group Inc.                            211,400     17,519,775
====================================================================
                                                          32,108,213
====================================================================

SERVICES (COMPUTER SYSTEMS) - 1.58%

Electronic Data Systems Corp.                 189,000     10,914,750
--------------------------------------------------------------------
SunGard Data Systems Inc.(a)                  282,800     13,326,950
====================================================================
                                                          24,241,700
====================================================================

SERVICES (DATA PROCESSING) - 2.42%

Ceridian Corp.(a)                              84,000      1,674,750
--------------------------------------------------------------------
DST Systems, Inc.(a)                           52,400      3,510,800
--------------------------------------------------------------------
Fiserv, Inc.(a)                               506,875     24,044,883
--------------------------------------------------------------------
Paychex, Inc.                                 163,718      7,960,788
====================================================================
                                                          37,191,221
====================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.78%

Crown Castle International Corp.(a)           297,000      8,037,563
--------------------------------------------------------------------
Openwave Systems Inc.(a)                       82,600      3,959,638
====================================================================
                                                          11,997,201
====================================================================
  Total Common Stocks & Other Equity Interests
   (Cost $1,154,966,950)                               1,370,121,028
====================================================================


                                                    PRINCIPAL      MARKET
                                                     AMOUNT        VALUE
CONVERTIBLE BONDS  - 0.47%

ELECTRONICS (SEMICONDUCTORS) - 0.47%

Celestica Inc. (Canada), Conv. LYON Yankee Bonds,
 3.75%, 08/01/20(b) (Cost $8,203,984)              $16,628,000 $    7,233,180
=============================================================================
                                                     SHARES
MONEY MARKET FUNDS - 7.94%
STIC Liquid Assets Portfolio(c)                     60,930,923     60,930,923
-----------------------------------------------------------------------------
STIC Prime Portfolio(c)                             60,930,923     60,930,923
=============================================================================
  Total Money Market Funds
   (Cost $121,861,846)                                            121,861,846
=============================================================================
TOTAL INVESTMENTS - 97.72%
 (Cost $1,285,032,780)                                          1,499,216,054
=============================================================================
OTHER ASSETS LESS LIABILITIES - 2.28%                              34,992,647
=============================================================================
NET ASSETS - 100.00%                                           $1,534,208,701
_____________________________________________________________________________
=============================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Conv.- Convertible
LYON - Liquid Yield Option Notes

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

46                    AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $1,285,032,780)  $1,499,216,054
------------------------------------------------------------------
Receivables for:
 Investments sold                                          386,008
------------------------------------------------------------------
 Fund shares sold                                       41,917,087
------------------------------------------------------------------
 Dividends and interest                                  1,109,430
------------------------------------------------------------------
Investment for deferred compensation plan                   45,553
------------------------------------------------------------------
Other assets                                                67,317
==================================================================
  Total assets                                       1,542,741,449
==================================================================

LIABILITIES:

Payables for:
 Investments purchased                                   4,856,250
------------------------------------------------------------------
 Fund shares reacquired                                  1,289,871
------------------------------------------------------------------
 Deferred compensation plan                                 45,553
------------------------------------------------------------------
Accrued advisory fees                                      754,758
------------------------------------------------------------------
Accrued administrative services fees                     1,529,766
------------------------------------------------------------------
Accrued operating expenses                                  56,550
==================================================================
  Total liabilities                                      8,532,748
==================================================================
Net assets applicable to shares outstanding         $1,534,208,701
__________________________________________________________________
==================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Outstanding                                             49,747,880
==================================================================
Net asset value                                     $        30.84
__________________________________________________________________
==================================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends from affiliated money market funds                    $   6,972,707
------------------------------------------------------------------------------
Dividends (net of foreign withholding tax of $20,275)               2,410,257
------------------------------------------------------------------------------
Interest                                                              204,903
==============================================================================
  Total investment income                                           9,587,867
==============================================================================

EXPENSES:

Advisory fees                                                       8,988,195
------------------------------------------------------------------------------
Administrative services fees                                        2,727,893
------------------------------------------------------------------------------
Custodian fees                                                        142,637
------------------------------------------------------------------------------
Trustees' fees                                                         12,636
------------------------------------------------------------------------------
Other                                                                 301,505
==============================================================================
  Total expenses                                                   12,172,866
==============================================================================
Less: Expenses paid indirectly                                        (11,229)
==============================================================================
  Net expenses                                                     12,161,637
==============================================================================
Net investment income (loss)                                       (2,573,770)
==============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES
 AND OPTION CONTRACTS:

Net realized gain from:
 Investment securities                                             52,594,064
------------------------------------------------------------------------------
 Option contracts written                                           5,877,884
==============================================================================
                                                                   58,471,948
==============================================================================
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                           (277,015,143)
------------------------------------------------------------------------------
 Foreign currencies                                                       (28)
------------------------------------------------------------------------------
 Option contracts written                                             443,738
==============================================================================
                                                                (276,571,433)
==============================================================================
Net gain (loss) from investment securities and option
 contracts                                                       (218,099,485)
==============================================================================
Net increase (decrease) in net assets resulting from
 operations                                                     $(220,673,255)
______________________________________________________________________________
==============================================================================

See Notes to Financial Statements.

                       AIM V.I. CAPITAL APPRECIATION FUND                   47

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                   2000            1999
                                              --------------  --------------
OPERATIONS:

 Net investment income (loss)                 $   (2,573,770) $     (442,132)
-----------------------------------------------------------------------------
 Net realized gain from investment securities
  and option contracts                            58,471,948      41,929,457
-----------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities,
  foreign currencies and option contracts       (276,571,433)    297,348,409
=============================================================================
  Net increase (decrease) in net assets
   resulting from operations                    (220,673,255)    338,835,734
=============================================================================
 Distributions to shareholders from net
  investment income                                       --        (738,724)
-----------------------------------------------------------------------------
 Distributions to shareholders from net
  realized gains                                 (41,744,897)    (23,048,204)
-----------------------------------------------------------------------------
 Share transactions - net                        665,409,393     168,920,651
=============================================================================
  Net increase in net assets                     402,991,241     483,969,457
=============================================================================

NET ASSETS:

 Beginning of year                             1,131,217,460     647,248,003
=============================================================================
 End of year                                  $1,534,208,701  $1,131,217,460
_____________________________________________________________________________
=============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                $1,262,896,014  $  599,987,913
-----------------------------------------------------------------------------
 Undistributed net investment income (loss)          (64,088)        (47,777)
-----------------------------------------------------------------------------
 Undistributed net realized gain from
  investment securities and option contracts      57,193,570      40,522,686
-----------------------------------------------------------------------------
 Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                      214,183,205     490,754,638
=============================================================================
                                              $1,534,208,701  $1,131,217,460
_____________________________________________________________________________
=============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Appreciation Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is growth of capital.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts

48                      AIM V.I. CAPITAL APPRECIATION FUND
   generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
    On December 31, 2000, undistributed net investment income was increased by $2,557,459, undistributed net realized gains decreased by $56,167 and paid in capital decreased by $2,501,292 as a result of net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
F. Put Options - The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund.
 For the year ended December 31, 2000, the Fund paid AIM $2,727,893 of which AIM retained $130,011 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $6,707 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $11,229 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $11,229.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

                      AIM V.I. CAPITAL APPRECIATION FUND                     49

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $1,859,956,914 and $1,325,688,897, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $305,922,349
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (98,025,381)
===========================================================================
Net unrealized appreciation of investment securities          $207,896,968
___________________________________________________________________________
===========================================================================

Cost of investments for tax purposes is $1,291,319,086.

NOTE 7 - CALL OPTION CONTRACTS
Transactions in call options written during the year ended December 31, 2000 are summarized as follows:

                   CALL OPTION CONTRACTS
                   ---------------------
                   NUMBER OF  PREMIUMS
                   CONTRACTS  RECEIVED
                   --------- -----------
Beginning of year       145  $    59,230
-----------------------------------------
Written              26,228   11,522,799
-----------------------------------------
Closed              (22,331)  (9,866,043)
-----------------------------------------
Exercised            (3,947)  (1,697,787)
-----------------------------------------
Expired                 (95)     (18,199)
=========================================
End of year              --  $        --
_________________________________________
=========================================

NOTE 8 - SHARE INFORMATION
Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                  2000                       1999
                        -------------------------  -------------------------
                          SHARES       AMOUNT        SHARES       AMOUNT
                        ----------  -------------  ----------  -------------
Sold                    20,934,800  $ 781,849,779  10,987,866  $ 295,821,855
-----------------------------------------------------------------------------
Issued as reinvestment
 of dividends            1,298,442     41,744,897     746,374     23,786,928
-----------------------------------------------------------------------------
Issued in connection
 with acquisitions*             --             --   1,111,610     29,381,435
-----------------------------------------------------------------------------
Reacquired              (4,279,024)  (158,185,283) (6,741,717)  (180,069,567)
=============================================================================
                        17,954,218  $ 665,409,393   6,104,133  $ 168,920,651
_____________________________________________________________________________
=============================================================================

* As of the close of business on October 15, 1999, the Fund acquired all the net assets GT Global Variable America Fund ("Variable America Fund") pursuant to a plan of reorganization approved by Variable America Fund's shareholders on August 25, 1999. The acquisition was accomplished by a tax-free exchange of 1,111,610 shares of the Fund for 1,874,912 shares of Variable America Fund as of the close of business on October 15, 1999. Variable America Fund's net assets at that date were $29,381,435, including $3,238,580 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $757,029,224.

50                    AIM V.I. CAPITAL APPRECIATION FUND

NOTE 9 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                     YEAR ENDED DECEMBER 31,
                         ---------------------------------------------------------
                            2000            1999        1998      1997      1996
                         ----------      ----------   --------  --------  --------
Net asset value,
 beginning of period     $    35.58      $    25.20   $  21.75  $  19.43  $  16.55
-----------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income
  (loss)                      (0.05)          (0.02)      0.02      0.03      0.02
-----------------------------------------------------------------------------------
 Net gains (losses) on
  securities (both
  realized and
  unrealized)                 (3.79)          11.17       4.12      2.58      2.89
===================================================================================
  Total from investment
   operations                 (3.84)          11.15       4.14      2.61      2.91
===================================================================================
Less distributions:
 Dividends from net
  investment income              --           (0.02)     (0.04)    (0.02)    (0.03)
-----------------------------------------------------------------------------------
 Distributions from net
  realized gains              (0.90)          (0.75)     (0.65)    (0.27)       --
===================================================================================
  Total distributions         (0.90)          (0.77)     (0.69)    (0.29)    (0.03)
===================================================================================
Net asset value, end of
 period                  $    30.84      $    35.58   $  25.20  $  21.75  $  19.43
___________________________________________________________________________________
===================================================================================
Total return                 (10.91)%         44.61%     19.30%    13.51%    17.58%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)   $1,534,209      $1,131,217   $647,248  $522,642  $370,063
___________________________________________________________________________________
===================================================================================
Ratio of expenses to
 average net assets            0.82%(a)        0.73%      0.67%     0.68%     0.73%
___________________________________________________________________________________
===================================================================================
Ratio of net investment
 income (loss) to
 average net assets           (0.17)%(a)      (0.06)%     0.11%     0.18%     0.18%
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate          98%             65%        83%       65%       59%
___________________________________________________________________________________
===================================================================================

(a) Ratios are based on average daily net assets of $1,477,199,248.

                       AIM V.I. CAPITAL APPRECIATION FUND                    51

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Capital Appreciation Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Capital Appreciation Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

52                     AIM V.I. CAPITAL APPRECIATION FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V. I. Capital Appreciation Fund (the "Fund"), a portfolio of AIM Variable Insurance Funds, Inc. (the "Company"), reorganized as AIM Variable Insurance Funds, a Delaware business trust (the "Trust"), was held on April 10, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the Company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund and making it non-fundamental.

(6) To ratify the selection of Tait, Weller & Baker as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the voting on the above matters were as follows:

                                                                      WITHHELD/
     DIRECTORS/MATTER                                     VOTES FOR  ABSTENTIONS
     --------------------------------------------------- ----------- -----------
 (1)* Charles T. Bauer.................................  336,558,177  9,129,703
      Bruce L. Crockett................................  337,513,648  8,174,232
      Owen Daly II.....................................  336,754,219  8,933,661
      Edward K. Dunn, Jr...............................  337,481,093  8,206,787
      Jack M. Fields...................................  337,574,973  8,112,907
      Carl Frischling..................................  337,177,860  8,510,020
      Robert H. Graham.................................  337,319,248  8,368,632
      Prema Mathai-Davis...............................  337,262,043  8,425,837
      Lewis F. Pennock.................................  337,440,897  8,246,983
      Louis S. Sklar...................................  337,447,894  8,239,986

                                                            VOTES    WITHHELD/
      MATTER                                   VOTES FOR   AGAINST  ABSTENTIONS
      --------------------------------------  ----------- --------- -----------
 (2)*   Approval of an Agreement and Plan
        of Reorganization which provides
        for the reorganization of
        AIM Variable Insurance Funds, Inc.
        as a Delaware business trust.......   318,213,444 8,412,798 19,061,638
 (3)    Approval of a new Master Investment
        Advisory Agreement with A I M
        Advisors, Inc......................    29,415,853   938,350  2,096,262
 (4)(a) Approval of changing the
        Fundamental Restriction on Issuer
        Diversification....................    28,614,744 1,413,249  2,422,472
 (4)(b) Approval of changing the
        Fundamental Restriction on
        Borrowing Money and Issuing Senior
        Securities.........................    28,223,383 1,648,628  2,578,454
 (4)(c) Approval of changing the
        Fundamental Restriction on
        Underwriting Securities............    28,844,720 1,272,527  2,333,218
 (4)(d) Approval of changing the
        Fundamental Restriction on Industry
        Concentration......................    28,834,951 1,292,286  2,323,228
 (4)(e) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Real Estate .    28,698,955 1,482,688  2,268,822
 (4)(f) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Commodities..    28,505,921 1,689,391  2,255,153
 (4)(g) Approval of changing the
        Fundamental Restriction on Making
        Loans..............................    28,370,569 1,739,600  2,340,296
 (4)(h) Approval of the Elimination of
        Fundamental Restriction on
        Investing for the Purpose of
        Control............................    28,259,990 1,535,516  2,654,959
 (5)    Approval of Changing the Investment
        Objective and Making it Non-
        Fundamental........................    28,050,345 1,720,172  2,679,948
 (6)    Ratification of the selection of
        Tait, Weller & Baker as Independent
        Accountants of the Fund............    30,050,872   471,598  1,927,995

--------
* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds, Inc.

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

                      AIM V.I. CAPITAL APPRECIATION FUND                     53

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include approving the investment advisor's trustees fee; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

 Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

 Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                               OFFICERS                            OFFICE OF THE FUND

Robert H. Graham                                Robert H. Graham                    11 Greenway Plaza
Chairman, President and                         Chairman and President              Suite 100
Chief Executive Officer                                                             Houston, TX 77046
A I M Management Group Inc.                     Carol F. Relihan
                                                Senior Vice President and           INVESTMENT ADVISOR
Bruce L. Crockett                               Secretary
Director                                                                            A I M Advisors, Inc.
ACE Limited;                                    Gary T. Crum                        11 Greenway Plaza
Formerly Director, President, and               Senior Vice President               Suite 100
Chief Executive Officer                                                             Houston, TX 77046
COMSAT Corporation                              Dana R. Sutton
                                                Vice President and                  TRANSFER AGENT AND CUSTODIAN
Owen Daly II                                    Treasurer
Formerly Director                                                                   State Street Bank and Trust Company
Cortland Trust Inc.                             Robert G. Alley                     225 Franklin Street
                                                Vice President                      Boston, MA 02110
Albert R. Dowden
Chairman of the Board of Directors,             Stuart W. Coco                      COUNSEL TO THE FUNDS
The Cortland Trust and                          Vice President
DHJ Media, Inc.; and Director,                                                      Foley & Lardner
Magellan Insurance Company                      Melville B. Cox                     3000 K N.W., Suite 500
                                                Vice President                      Washington, D.C. 20007
Edward K. Dunn, Jr.
Formerly Chairman, Mercantile                   Karen Dunn Kelley                   COUNSEL TO THE TRUSTEES
Mortgage Corp.;                                 Vice President
Formerly Vice Chairman, President                                                   Kramer, Levin, Naftalis & Frankel LLP
and Chief Operating Officer                     Edgar M. Larsen                     919 Third Avenue
Mercantile-Safe Deposit & Trust Co.;            Vice President                      New York, NY 10022
and President, Mercantile Bankshares
                                                Mary J. Benson                      DISTRIBUTOR
Jack Fields                                     Assistant Vice President and
Chief Executive Officer,                        Assistant Treasurer                 A I M Distributors, Inc.
Twenty First Century, Inc.;                                                         11 Greenway Plaza
Formerly Member of the U.S.                     Sheri Morris                        Suite 100
House of Representatives                        Assistant Vice President and        Houston, TX 77046
                                                Assistant Treasurer
Carl Frischling                                                                     AUDITORS
Partner                                         Jim A. Coppedge
Kramer, Levin, Naftalis & Frankel LLP           Assistant Secretary                 Tait, Weller & Baker
                                                                                    8 Penn Center Plaza
Prema Mathai-Davis                              Renee A. Friedli                    Suite 800
Formerly Chief Executive Officer,               Assistant Secretary                 Philadelphia, PA 19103
YWCA of the U.S.A.
                                                P. Michelle Grace
Lewis F. Pennock                                Assistant Secretary
Partner, Pennock & Cooper (law firm)
                                                Nancy L. Martin
Louis S. Sklar                                  Assistant Secretary
Executive Vice President, Development
and Operations,                                 Ofelia M. Mayo
Hines Interests                                 Assistant Secretary
Limited Partnership
                                                Lisa A. Moss
                                                Assistant Secretary

                                                Kathleen J. Pflueger
                                                Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2000, 25.97% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $31,496,424 for the Fund's tax year ended December 31, 2000 of which 100% is 20% rate gain.

54                     AIM V.I. CAPITAL APPRECIATION FUND

                      ANNUAL REPORT / MANAGERS' OVERVIEW

AIM V.I. CAPITAL DEVELOPMENT FUND

MID-CAP STOCK SURGE GIVES A BOOST
TO FUND

THE STOCK MARKET ENDURED ONE OF ITS WORST   be overvalued, sparking a sharp sell-off           sustained market rally as investors
YEARS IN TWO DECADES IN 2000. HOW DID AIM   in this sector. Because investors were             continued to be concerned about
V.I. CAPITAL DEVELOPMENT FUND PERFORM?      also concerned that the Federal Reserve            corporate earnings growth. By early
Careful stock selection and significant     Board (the Fed) might continue to raise            December, the Fed was indicating
exposure to the mid-cap market enabled      interest rates to contain inflation, the           that it might consider cutting
the fund to post solid gains in a year      sell-off ultimately spread to other                interest rates in the wake of
when many indexes were down. For the        market sectors.                                    slowing economic growth. However,
fiscal year ended December 31, 2000, the       In May, the Fed raised the key                  the shift in the Fed's bias was
fund's total return was 9.25%. By           federal funds rate from 6.0% to 6.5%,              insufficient to counteract concerns
comparison, the Russell 2500 Index, the     and left that rate unchanged for the               about declining corporate earnings
Russell Midcap Index and the Lipper Mid-    remainder of the year. After rallying in           growth, and most key market indexes
Cap Core Fund Index posted returns of       late May and June, markets plunged in              recorded losses for the year, with
4.27%, 8.25% and 6.26%, respectively,       the third and fourth quarters of 2000              the Nasdaq falling a stunning
over the same period.                       amid concerns about rising oil prices,             39.29%.
                                            unrest in the Middle East and                         In a reversal of recent trends,
WHAT WERE THE MAJOR STOCK-MARKET            disappointing corporate earnings growth            value stocks significantly
TRENDS?                                     for many companies. Uncertainty about              outperformed growth stocks as many
A strong market rally during the initial    the outcome of the presidential                    investors sought lower-priced
months of 2000 gave way to a volatile,      election, which wasn't resolved until              equities. Mid-cap stocks
downward-trending market for the            December 12, contributed to the steep              outperformed large- and small-cap
remainder of the year. Early in 2000,       fourth-quarter market decline.                     stocks. Mid-cap stocks benefited
technology stocks led the market surge         But even the end of the election                from their attractive valuations
as the tech-laden Nasdaq soared to          controversy failed to produce a                    and the solid earnings-growth
record levels well into March. Toward                                                          prospects of many medium-sized
the end of the month, however, investors                                                       companies. By comparison, many
became concerned that tech stocks might                                                        larger companies experienced
                                                                                               deteriorating earnings growth, and
                                                                                               investors had misgivings about the
PORTFOLIO COMPOSITION                                                                          earnings-growth prospects of small
                                                                                               companies.
As of 12/31/00, based on total net assets
                                                                                               HOW DID THE FUND'S SECTOR WEIGHTINGS
TOP 10 EQUITY HOLDINGS                         TOP 10 INDUSTRIES                               CHANGE OVER THE FISCAL YEAR?
---------------------------------------------  ---------------------------------------------   As of December 31, 2000,
 1. S&P Mid Cap 400 Depository Receipts 4.69%   1. Computers (Software & Services)     7.90%   technology stocks made up almost
--------------------------------------------  ---------------------------------------------    20% of the portfolio, down from
 2. Kinder-Morgan, Inc.                 1.64    2. Oil & Gas (Drilling & Equipment)    6.14    nearly 32% at the outset of the
---------------------------------------------  ---------------------------------------------   year. During the first half of the
 3. SunGard Data Systems, Inc.          1.50    3. Investments                         5.42    year, we sold tech-company stocks
---------------------------------------------  ---------------------------------------------   that we believed were overvalued.
 4. Lincare Holdings Inc.               1.43    4. Electronics (Instrumentation)       4.13    Within the technology sector, we
---------------------------------------------  ---------------------------------------------   increased the fund's exposure to
 5. Harrah's Entertainment, Inc.        1.24    5. Financial (Diversified)             3.95    companies that provide data
---------------------------------------------  ---------------------------------------------   services. Financial-services stocks
 6. Tektronix, Inc.                     1.22    6. Electrical Equipment                3.65    made up nearly 16% of the portfolio
---------------------------------------------  ---------------------------------------------   at the close of the fiscal year,
 7. King Pharmaceuticals, Inc.          1.18    7. Health Care (Drugs-Generic & Other) 3.27    compared to about 7% at its
---------------------------------------------  ---------------------------------------------   beginning. Stocks in this sector
 8. EOG Resources, Inc.                 1.18    8. Consumer Finance                    3.14    benefited from a wave of merger
---------------------------------------------  ---------------------------------------------   activity among financial-services
 9. APW Ltd.                            1.16    9. Electric Companies                  2.93    firms and the cessation of Fed rate
---------------------------------------------  ---------------------------------------------   hikes.
10. Golden State Bancorp, Inc.          1.15   10. Natural Gas                         2.78      Health-care stocks performed
---------------------------------------------  ---------------------------------------------   well for the fund and increased
                                                                                               from less than 5% to more than 11%
The fund's holdings are subject to change, and there is no assurance that the fund will        of the portfolio during the fiscal
continue to hold any particular security.                                                      year. Investors favored health-

                       AIM V.I. CAPITAL DEVELOPMENT FUND                     55


ANNUAL REPORT/MANAGERS' OVERVIEW

RESULTS OF A $10,000 INVESTMENT                                                           AVERAGE ANNUAL TOTAL RETURNS
5/1/98-12/31/00
                                             [GRAPH APPEARS HERE]                         As of 12/31/00
in thousands                                                                              -----------------------------
                         AIM VI CAPITAL       RUSSELL 2000    RUSSELL MIDCAP              Inception (5/1/98)     10.48%
                        DEVELOPMENT FUND          INDEX           INDEX                   -----------------------------
                        ----------------      ------------    --------------              1 Year                  9.25
05/01/98                    $10,000             $10,000          $10,000                  -----------------------------
05/31/98                      9,430               9,461            9,691
06/30/98                      9,530               9,481            9,826                  The performance figures shown here,
07/31/98                      8,840               8,713            9,357                  which represent AIM V.I. Capital
08/31/98                      7,120               7,021            7,860                  Development Fund, are not intended to
09/30/98                      7,760               7,571            8,368                  reflect actual annuity values, and they
10/31/98                      7,970               7,879            8,939                  do not reflect charges at the separate-
11/30/98                      8,480               8,292            9,362                  account level which (if applied) would
12/31/98                      9,249               8,806            9,911                  lower them. AIM V.I. Capital Development
01/31/99                      9,139               8,923            9,894                  Fund's performance figures are
02/28/99                      8,346               8,200            9,564                  historical, and they reflect the
03/31/99                      8,547               8,328            9,864                  reinvestment of distributions and
04/30/99                      8,788               9,074           10,593                  changes in net asset value. The fund's
05/31/99                      8,888               9,207           10,562                  investment return and principal value
06/30/99                      9,431               9,623           10,935                  will fluctuate, so an investor's shares,
07/31/99                      9,360               9,359           10,634                  when redeemed, may be worth more or less
08/31/99                      8,958               9,013           10,359                  than their original cost. Had fund
09/30/99                      9,209               9,015            9,994                  expenses not been absorbed, returns
10/31/99                      9,580               9,051           10,468                  would have been lower.
11/30/99                     10,534               9,591           10,769                     The fund participates in the initial
12/31/99                     11,941              10,677           11,717                  public offering (IPO) market, and a
01/31/00                     11,740              10,505           11,329                  significant portion of its return is
02/29/00                     14,432              12,239           12,200                  attributable to its investment in IPOs,
03/31/00                     14,402              11,433           12,899                  which have a magnified impact due to the
04/30/00                     13,317              10,744           12,289                  fund's relatively small asset base.
05/31/00                     12,544              10,118           11,963                  There is no guarantee that as the fund's
06/30/00                     13,336              11,000           12,318                  assets grow, it will continue to
07/31/00                     12,955              10,646           12,180                  experience substantially similar
08/31/00                     14,371              11,458           13,346                  performance by investing in IPOs.
09/30/00                     13,799              11,121           13,156                     Investing in micro, small and mid-
10/31/00                     13,487              10,625           12,953                  sized companies may involve risks not
11/30/00                     11,981               9,534           11,787                  associated with investing in more
12/31/00                    $13,045             $10,353          $12,684                  established companies. Also, micro and
-------------------                                                                       small companies may have business risk,
Source: Lipper, Inc.                                                                      significant stock-price fluctuations and
Past performance cannot guarantee comparable future results.                              illiquidity.
                                                                                             The unmanaged Lipper Mid-Cap Core
MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN          Fund Index represents an average of the
INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE            performance of the 30 largest mid-
SHOWN.                                                                                    capitalization core funds tracked by
                                                                                          Lipper, Inc., an independent mutual fund
care stocks because they were considered    .  Lincare Holdings is one of the leading     performance monitor.
attractively priced and less volatile          U.S. suppliers of oxygen and other            The National Association of
than other types of stocks. Energy             respiratory therapy services for           Securities Dealers Automated Quotation
stocks were also strong performers and         in-home patients.                          System Composite Index (the Nasdaq) is a
increased from about 6% to nearly 9% of     .  Harrah's Entertainment owns and/or         market-value-weighted index comprising
the fund's holdings. The focus was on          operates 21 casinos across the United      all domestic and non-U.S.-based common
exploration and production companies and       States.                                    stocks listed on the Nasdaq system.
energy-services firms. Energy companies     .  Tektronix is one of the leading makers        The unmanaged Russell 2000 Index
got a boost from rising oil and natural-       of testing and measurement equipment.      represents the performance of the stocks
gas prices.                                 .  King Pharmaceuticals makes                 of small-capitalization companies.
   Mid-cap stocks made up 75% of the           cardiovascular, women's health and            The unmanaged Russell 2500 Index
portfolio at the close of the fiscal           anti-infection products as well            measures the performance of the 2,500
year, compared to 40% at its outset,           as vaccines.                               smallest companies in the Russell 3000
while small-cap stocks decreased from       .  APW makes enclosures that house,           Index, which measures the performance of
44% to 19% of the holdings. The fund's         organize and protect electronic            the 3,000 largest U.S. companies based
positioning as a mid- and small-cap fund       systems.                                   on total market capitalization.
allows it to hold on to the strong-                                                          The unmanaged Russell Midcap Index
performing stocks of smaller companies      WHAT WERE CONDITIONS LIKE AS THE FISCAL       represents the performance of the stocks
as their market capitalization              YEAR CLOSED ON DECEMBER 31?                   of domestic mid-capitalization
increases.                                  The situation was mixed. Late in 2000,        companies.
                                            markets were roiled by a string of               An investment cannot be made in an
WHAT WERE SOME OF THE FUND'S TOP            corporate warnings about earnings and         index. Unless otherwise indicated, index
HOLDINGS AS OF DECEMBER 31?                 revenue expectations. Many believe            results include reinvested dividends.
 .  Kinder Morgan operates more than         earnings may continue to disappoint for
   30,000 miles of pipelines for natural    the next six to eight months, as capital      ------------------------------------------
   gas and other products.                  expenditures and consumer spending may
 .  SunGard Data Systems processes           slow or decline.                              aimed at stimulating the economy.
   transactions and performs other             On the other hand, toward the close        Historically, declining interest rates
   services for investment companies.       of the fiscal year, the Fed indicated         bode well for stocks. Though the economy
                                            that its bias had changed from warding        had slowed from its previous strong
                                            off inflation to warding off recession,       pace, unemployment remained at its
                                            signaling the possibility of rate cuts        lowest level in decades and inflation
                                                                                          continued to be quite low. Prices of
                                                                                          many stocks had been brought to much
                                                                                          more reasonable levels by the steep
                                                                                          downturn in equity markets during the
                                                                                          last quarter of 2000, a potential buying
                                                                                          opportunity.
                                                                                             Given the level of uncertainty
                                                                                          surrounding short-term economic trends,
                                                                                          we can expect market volatility to
                                                                                          continue and thus regard this as an
                                                                                          environment in which investors would be
                                                                                          well advised to maintain a long-term
                                                                                          investment perspective.

56                       AIM V.I. CAPITAL DEVELOPMENT FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                             MARKET
                                                  SHARES      VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS - 94.19%

AEROSPACE/DEFENSE - 0.51%

Goodrich (B.F.) Co.                                 10,600 $   385,575
======================================================================

AGRICULTURAL PRODUCTS - 0.99%

Monsanto Co.                                        27,500     744,219
======================================================================

BANKS (REGIONAL) - 2.49%

Golden State Bancorp Inc.                           27,500     864,531
----------------------------------------------------------------------
UCBH Holdings, Inc.                                  4,800     223,800
----------------------------------------------------------------------
Zions Bancorp.                                      12,400     774,225
======================================================================
                                                             1,862,556
======================================================================

BEVERAGES (ALCOHOLIC) - 0.54%

Constellation Brands, Inc. - Class A(a)              6,900     405,375
======================================================================

BROADCASTING (TELEVISION, RADIO & CABLE) - 2.05%

Adelphia Communications Corp. - Class A(a)          10,000     516,250
----------------------------------------------------------------------
Charter Communications, Inc. - Class A(a)           19,900     451,481
----------------------------------------------------------------------
Cox Radio, Inc. - Class A(a)                        17,400     392,587
----------------------------------------------------------------------
Entercom Communications Corp.(a)                     5,000     172,187
======================================================================
                                                             1,532,505
======================================================================

COMMUNICATIONS EQUIPMENT - 0.94%

Digital Lightwave, Inc.(a)                          12,300     389,756
----------------------------------------------------------------------
Dycom Industries, Inc.(a)                            8,700     312,656
======================================================================
                                                               702,412
======================================================================

COMPUTERS (PERIPHERALS) - 0.72%

QLogic Corp.(a)                                      7,000     539,000
======================================================================

COMPUTERS (SOFTWARE & SERVICES) - 7.90%

Affiliated Computer Services, Inc. - Class A(a)     12,500     758,594
----------------------------------------------------------------------
Cadence Design Systems, Inc.(a)                     28,800     792,000
----------------------------------------------------------------------
IntraNet Solutions, Inc.(a)                          8,200     418,200
----------------------------------------------------------------------
Intuit Inc.(a)                                      15,300     603,394
----------------------------------------------------------------------
Nucentrix Broadband Networks, Inc.(a)                5,000      56,250
----------------------------------------------------------------------
Peregrine Systems, Inc.(a)                          41,200     813,700
----------------------------------------------------------------------
Rational Software Corp.(a)                           9,200     358,225
----------------------------------------------------------------------
Retek Inc.(a)                                       11,800     287,625
----------------------------------------------------------------------
Secure Computing Corp.(a)                           25,400     250,825
----------------------------------------------------------------------
SERENA Software, Inc.(a)                            11,700     400,542
----------------------------------------------------------------------
Sybase, Inc.(a)                                     35,900     711,269
----------------------------------------------------------------------
Titan Corp. (The)(a)                                28,600     464,750
======================================================================
                                                             5,915,374
======================================================================

                                                                MARKET
                                                     SHARES      VALUE
CONSUMER FINANCE - 3.14%

American Capital Strategies, Ltd.                      29,800 $   750,587
-------------------------------------------------------------------------
AmeriCredit Corp.(a)                                   27,700     754,825
-------------------------------------------------------------------------
Capital One Financial Corp.                            12,800     842,400
=========================================================================
                                                                2,347,812
=========================================================================

ELECTRIC COMPANIES - 2.93%

CMS Energy Corp.                                       27,200     861,900
-------------------------------------------------------------------------
Constellation Energy Group                             19,000     856,187
-------------------------------------------------------------------------
NRG Energy, Inc.(a)                                    17,100     475,594
=========================================================================
                                                                2,193,681
=========================================================================

ELECTRICAL EQUIPMENT - 3.65%

APW Ltd.(a)                                            25,800     870,750
-------------------------------------------------------------------------
C-MAC Industries Inc. (Canada)(a)                      16,300     723,312
-------------------------------------------------------------------------
Sensormatic Electronics Corp.(a)                       35,200     706,200
-------------------------------------------------------------------------
Viasystems Group, Inc.(a)                              52,300     434,744
=========================================================================
                                                                2,735,006
=========================================================================

ELECTRONICS (COMPONENT DISTRIBUTORS) - 0.55%

Avnet, Inc.                                            19,200     412,800
=========================================================================

ELECTRONICS (DEFENSE) - 0.75%

Aeroflex Inc.(a)                                       19,500     562,148
=========================================================================

ELECTRONICS (INSTRUMENTATION) - 4.13%

Alpha Industries, Inc.(a)                              12,800     473,600
-------------------------------------------------------------------------
Garmin Ltd.(a)                                         27,800     549,050
-------------------------------------------------------------------------
Methode Electronics, Inc. - Class A                    22,400     513,800
-------------------------------------------------------------------------
Tektronix, Inc.                                        27,200     916,300
-------------------------------------------------------------------------
Varian Inc.(a)                                         18,800     636,850
=========================================================================
                                                                3,089,600
=========================================================================

ELECTRONICS (SEMICONDUCTORS) - 1.83%

Celestica Inc. (Canada)(a)                             11,500     623,875
-------------------------------------------------------------------------
Micrel, Inc.(a)                                        12,200     410,987
-------------------------------------------------------------------------
Microchip Technology Inc.(a)                           15,400     337,837
=========================================================================
                                                                1,372,699
=========================================================================

ENGINEERING & CONSTRUCTION - 0.30%

Quanta Services, Inc.(a)                                7,100     228,531
=========================================================================

EQUIPMENT (SEMICONDUCTOR) - 0.72%

Novellus Systems, Inc.(a)                              11,800     424,062
-------------------------------------------------------------------------
Varian Semiconductor Equipment Associates, Inc.(a)      4,800     114,000
=========================================================================
                                                                  538,062
=========================================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND                57

                                                             MARKET
                                                  SHARES      VALUE
FINANCIAL (DIVERSIFIED) - 3.95%

Allied Capital Corp.                                23,600 $   492,650
----------------------------------------------------------------------
Ambac Financial Group, Inc.                         14,350     836,784
----------------------------------------------------------------------
SEI Investments Co.                                  7,100     795,200
----------------------------------------------------------------------
USA Education Inc.                                  12,200     829,600
======================================================================
                                                             2,954,234
======================================================================

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 1.24%

Harrah's Entertainment, Inc.(a)                     35,200     928,400
======================================================================

HEALTH CARE (DRUGS - GENERIC & OTHER) - 3.27%

Alpharma Inc. - Class A                             17,800     780,975
----------------------------------------------------------------------
Biovail Corp. (Canada)(a)                           20,100     780,684
----------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                       17,162     887,061
======================================================================
                                                             2,448,720
======================================================================

HEALTH CARE (HOSPITAL MANAGEMENT) - 2.76%

Community Health Systems(a)                         22,100     773,500
----------------------------------------------------------------------
Health Management Associates, Inc. - Class A(a)     27,600     572,700
----------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                        14,400     721,800
======================================================================
                                                             2,068,000
======================================================================

HEALTH CARE (MANAGED CARE) - 1.92%

First Health Group Corp.(a)                         16,900     786,906
----------------------------------------------------------------------
Oxford Health Plans, Inc.(a)                         7,200     284,400
----------------------------------------------------------------------
Trigon Healthcare, Inc.(a)                           4,700     365,719
======================================================================
                                                             1,437,025
======================================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 0.97%

Edwards Lifesciences Corp.(a)                       32,700     580,425
----------------------------------------------------------------------
PolyMedica Corp.(a)                                  4,300     143,512
======================================================================
                                                               723,937
======================================================================

HEALTH CARE (SPECIALIZED SERVICES) - 2.53%

Laboratory Corp. of America Holdings(a)              4,700     827,200
----------------------------------------------------------------------
Lincare Holdings, Inc.(a)                           18,700   1,067,069
======================================================================
                                                             1,894,269
======================================================================

INSURANCE (LIFE/HEALTH) - 1.49%

Annuity and Life Re (Holdings), Ltd. (Bermuda)      11,900     380,056
----------------------------------------------------------------------
Clarica Life Insurance Co. (Canada)                 12,900     360,746
----------------------------------------------------------------------
Nationwide Financial Services, Inc. - Class A        7,900     375,250
======================================================================
                                                             1,116,052
======================================================================

INSURANCE (PROPERTY - CASUALTY) - 2.67%

Ace, Ltd. (Bermuda)                                 17,600     746,900
----------------------------------------------------------------------
Radian Group Inc.                                    6,093     457,356
----------------------------------------------------------------------
XL Capital Ltd. - Class A (Bermuda)                  9,100     795,113
======================================================================
                                                             1,999,369
======================================================================

INVESTMENT MANAGEMENT - 1.48%

Affiliated Managers Group, Inc.(a)                  11,400     625,575
----------------------------------------------------------------------
Stilwell Financial, Inc.                            12,200     481,138
======================================================================
                                                             1,106,713
======================================================================

                                                             MARKET
                                                  SHARES      VALUE

INVESTMENTS - 5.42%

Nasdaq 100 Shares(a)                                 9,400 $   548,725
----------------------------------------------------------------------
S&P Mid-Cap 400 Depository Receipts                 37,200   3,510,750
======================================================================
                                                             4,059,475
======================================================================

MANUFACTURING (SPECIALIZED) - 0.91%

Mettler-Toledo International Inc.(a)                12,600     685,125
======================================================================

NATURAL GAS - 2.78%

El Paso Energy Corp.                                11,900     852,338
----------------------------------------------------------------------
Kinder Morgan, Inc.                                 23,500   1,226,406
======================================================================
                                                             2,078,744
======================================================================

OIL & GAS (DRILLING & EQUIPMENT) - 6.14%

Baker Hughes Inc.                                   13,600     565,250
----------------------------------------------------------------------
BJ Services Co.(a)                                  12,200     840,275
----------------------------------------------------------------------
Cooper Cameron Corp.(a)                              9,500     627,594
----------------------------------------------------------------------
Global Marine, Inc.(a)                              24,500     695,188
----------------------------------------------------------------------
Grant Prideco, Inc.(a)                              21,700     476,044
----------------------------------------------------------------------
Key Energy Services, Inc.(a)                        77,000     803,688
----------------------------------------------------------------------
Pride International, Inc.(a)                        23,800     586,075
======================================================================
                                                             4,594,114
======================================================================

OIL & GAS (EXPLORATION & PRODUCTION) - 2.17%

EOG Resources, Inc.                                 16,100     880,469
----------------------------------------------------------------------
Ocean Energy, Inc.                                  11,200     194,600
----------------------------------------------------------------------
Spinnaker Exploration Co.(a)                        13,000     552,500
======================================================================
                                                             1,627,569
======================================================================

OIL & GAS (REFINING & MARKETING) - 1.13%

Valero Energy Corp.                                 22,700     844,156
======================================================================

PAPER & FOREST PRODUCTS - 1.01%

Georgia-Pacific Group                               24,300     756,338
======================================================================

RAILROADS - 1.00%

GATX Corp.                                          15,000     748,125
======================================================================

REAL ESTATE INVESTMENT TRUSTS - 0.61%

Apartment Investment & Management Co. - Class A      9,200     459,425
======================================================================

RESTAURANTS - 0.73%

CEC Entertainment Inc.(a)                           15,925     543,441
======================================================================

RETAIL (DISCOUNTERS) - 0.63%

Dollar Tree Stores, Inc.(a)                         19,200     470,400
======================================================================

RETAIL (FOOD CHAINS) - 0.83%

BJ's Wholesale Club, Inc.(a)                        16,200     621,675
======================================================================

RETAIL (SPECIALTY) - 0.92%

Rent-A-Center, Inc.(a)                               7,000     241,500
----------------------------------------------------------------------
Venator Group, Inc.(a)                              29,000     449,500
======================================================================
                                                               691,000
======================================================================

58                     AIM V.I. CAPITAL DEVELOPMENT FUND

                                                            MARKET
                                                 SHARES      VALUE
RETAIL (SPECIALTY - APPAREL) - 1.08%

Abercrombie & Fitch Co. - Class A(a)               31,600 $   632,000
---------------------------------------------------------------------
Too Inc.(a)                                        14,200     177,500
=====================================================================
                                                              809,500
=====================================================================

SAVINGS & LOAN COMPANIES - 0.05%

Local Financial Corp.(a)                            2,800      36,750
=====================================================================

SERVICES (ADVERTISING/MARKETING) - 0.94%

Lamar Advertising Co.(a)                           18,250     704,336
=====================================================================

SERVICES (COMMERCIAL & CONSUMER) - 2.59%

Copart, Inc.(a)                                    21,100     453,650
---------------------------------------------------------------------
Edison Schools Inc.(a)                             10,000     315,000
---------------------------------------------------------------------
Iron Mountain Inc.(a)                              13,450     499,331
---------------------------------------------------------------------
TeleTech Holdings, Inc.(a)                         36,600     672,525
=====================================================================
                                                            1,940,506
=====================================================================

SERVICES (COMPUTER SYSTEMS) - 2.11%

Insight Enterprises, Inc.(a)                       25,612     459,415
---------------------------------------------------------------------
SunGard Data Systems Inc.(a)                       23,800   1,121,575
=====================================================================
                                                            1,580,990
=====================================================================

SERVICES (DATA PROCESSING) - 2.69%

BISYS Group, Inc. (The)(a)                         10,000     521,250
---------------------------------------------------------------------
Ceridian Corp.(a)                                  24,100     480,494
---------------------------------------------------------------------
Concord EFS, Inc.(a)                               16,000     703,000
---------------------------------------------------------------------
Learning Tree International, Inc.(a)                6,200     306,900
=====================================================================
                                                            2,011,644
=====================================================================

SERVICES (EMPLOYMENT) - 1.07%

Heidrick & Struggles International, Inc.(a)        11,100     466,894
---------------------------------------------------------------------
Korn/Ferry International(a)                        15,700     333,625
=====================================================================
                                                              800,519
=====================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 1.93%

Arch Wireless, Inc.(a)                             32,800      20,500
---------------------------------------------------------------------
Nextel Partners, Inc. - Class A(a)                 20,600     346,338
---------------------------------------------------------------------
o2wireless Solutions, Inc.(a)                      12,900     120,131
---------------------------------------------------------------------
Powerwave Technologies, Inc.(a)                    11,400     666,900
---------------------------------------------------------------------
Rural Cellular Corp. - Class A(a)                   5,700     168,863
---------------------------------------------------------------------
Western Multiplex Corp. - Class A(a)               18,200     125,125
=====================================================================
                                                            1,447,857
=====================================================================

TELEPHONE - 1.03%

Broadwing Inc.(a)                                  33,768     770,333
=====================================================================
Total Common Stocks & Other Equity Interests
 (Cost $62,877,133)                                        70,526,096
=====================================================================

                                                         MARKET
                                              SHARES      VALUE
WARRANTS - 0.00%

TELECOMMUNICATIONS (LONG DISTANCE) - 0.00%

RateXchange Corp. - Wts., expiring 03/21/03
 (Cost $3,253)                                   1,033 $         0
===================================================================

MONEY MARKET FUNDS - 6.67%

STIC Liquid Assets Portfolio(b)              2,497,367   2,497,367
-------------------------------------------------------------------
STIC Prime Portfolio(b)                      2,497,367   2,497,367
===================================================================
Total Money Market Funds (Cost $4,994,734)               4,994,734
===================================================================
TOTAL INVESTMENTS--100.86%
 (COST $67,875,120)                                     75,520,830
===================================================================
LIABILITIES LESS OTHER ASSETS - (0.86%)                   (646,772)
===================================================================
NET ASSETS - 100.00%                                   $74,874,058
===================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

INVESTMENT ABBREVIATIONS:

Wts. - Warrants

See Notes to Financial Statements.

                       AIM V.I. CAPITAL DEVELOPMENT FUND                     59

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $67,875,120)  $75,520,830
------------------------------------------------------------
Receivables for:
 Investments sold                                    850,350
------------------------------------------------------------
 Fund shares sold                                     89,571
------------------------------------------------------------
 Dividends and interest                               73,684
------------------------------------------------------------
Investment for deferred compensation plan             14,780
------------------------------------------------------------
Other assets                                             610
============================================================
  Total assets                                    76,549,825
============================================================

LIABILITIES:

Payables for:
 Investments purchased                             1,462,643
------------------------------------------------------------
 Fund shares reacquired                               74,139
------------------------------------------------------------
 Deferred compensation plan                           14,780
------------------------------------------------------------
Accrued advisory fees                                 51,835
------------------------------------------------------------
Accrued administrative services fees                  54,064
------------------------------------------------------------
Accrued operating expenses                            18,306
============================================================
  Total liabilities                                1,675,767
============================================================
Net assets applicable to shares outstanding      $74,874,058
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

 Outstanding                                       5,762,341
============================================================
 Net asset value                                 $     12.99
____________________________________________________________
============================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $515)               $  182,977
----------------------------------------------------------------------------
Dividends from affiliated money market funds                        261,697
----------------------------------------------------------------------------
Interest                                                              1,480
============================================================================
  Total investment income                                           446,154
============================================================================

EXPENSES:

Advisory fees                                                       298,327
----------------------------------------------------------------------------
Administrative services fees                                        144,741
----------------------------------------------------------------------------
Custodian fees                                                       53,281
----------------------------------------------------------------------------
Professional fees                                                    29,469
----------------------------------------------------------------------------
Trustees' fees                                                        6,620
----------------------------------------------------------------------------
Other                                                                17,872
============================================================================
  Total expenses                                                    550,310
============================================================================
Less:Fees waived                                                    (76,606)
----------------------------------------------------------------------------
  Expenses paid indirectly                                           (1,089)
----------------------------------------------------------------------------
  Net expenses                                                      472,615
----------------------------------------------------------------------------
Net investment income (loss)                                        (26,461)
============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES AND OPTION CONTRACTS

Net realized gain (loss) from:
 Investment securities                                           (5,417,443)
----------------------------------------------------------------------------
 Foreign currencies                                                     444
----------------------------------------------------------------------------
 Option contracts written                                            28,987
============================================================================
                                                                 (5,388,012)
============================================================================
Change in net unrealized appreciation of:
 Investment securities                                            5,336,054
============================================================================
Net gain (loss) from investment securities, foreign currencies
 and option contracts                                               (51,958)
============================================================================
Net increase (decrease) in net assets resulting from operations  $  (78,419)
____________________________________________________________________________
============================================================================

See Notes to Financial Statements.

60                     AIM V.I. CAPITAL DEVELOPMENT FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                        2000         1999
                                                     -----------  -----------
OPERATIONS:

 Net investment income (loss)                        $   (26,461) $   (15,062)
------------------------------------------------------------------------------
 Net realized gain (loss) from investment
  securities, foreign currencies and option
  contracts                                           (5,388,012)       8,448
------------------------------------------------------------------------------
 Change in net unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                            5,336,054    2,014,708
==============================================================================
  Net increase (decrease) in net assets resulting
   from operations                                       (78,419)   2,008,094
==============================================================================
Share transactions - net                              63,917,546    5,854,369
==============================================================================
  Net increase in net assets                          63,839,127    7,862,463
==============================================================================

NET ASSETS:

 Beginning of year                                    11,034,931    3,172,468
==============================================================================
 End of year                                         $74,874,058  $11,034,931
______________________________________________________________________________
==============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                       $72,877,180  $ 8,979,016
------------------------------------------------------------------------------
 Undistributed net investment income (loss)              (14,925)      (8,290)
------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities, foreign currencies and
  option contracts                                    (5,633,907)    (245,451)
------------------------------------------------------------------------------
 Unrealized appreciation of investment securities,
  foreign currencies and option contracts              7,645,710    2,309,656
==============================================================================
                                                     $74,874,058  $11,034,931
______________________________________________________________________________
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Capital Development Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is long-term growth of capital.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

                       AIM V.I. CAPITAL DEVELOPMENT FUND                     61

    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
    On December 31, 2000, undistributed net investment income was increased by $19,826, undistributed net realized gains decreased by $444, and paid-in capital decreased by $19,382 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $2,948,335 as of December 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, through the year 2008.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put Options - The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. During the year ended December 31, 2000, AIM waived fees of $76,606.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended

62                     AIM V.I. CAPITAL DEVELOPMENT FUND

December 31, 2000, the Fund paid AIM $144,741 of which AIM retained $50,000 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $4,336 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $1,089 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $1,089.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $101,083,966 and $39,906,933, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $11,773,744
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (4,996,924)
==========================================================================
Net unrealized appreciation of investment securities          $ 6,776,820
__________________________________________________________________________
==========================================================================

Cost of investments for tax purposes is $68,744,010.

NOTE 7 - CALL OPTION CONTRACTS
Transactions in call options written during the year ended December 31, 2000 are summarized as follows:

                       CALL OPTION
                        CONTRACTS
                   -------------------
                   NUMBER OF PREMIUMS
                   CONTRACTS RECEIVED
                   --------- ---------
Beginning of year      --    $      --
---------------------------------------
Written               224      227,271
---------------------------------------
Closed               (170)    (178,002)
---------------------------------------
Expired               (54)     (49,269)
=======================================
End of year            --    $      --
_______________________________________
=======================================

NOTE 8 - SHARE INFORMATION
Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                    2000                    1999
            ----------------------  ---------------------
             SHARES      AMOUNT      SHARES     AMOUNT
            ---------  -----------  --------  -----------
Sold        5,063,336  $67,018,133   746,789  $ 7,361,857
----------------------------------------------------------
Reacquired   (229,233)  (3,100,587) (163,001)  (1,507,488)
==========================================================
            4,834,103  $63,917,546   583,788  $ 5,854,369
__________________________________________________________
==========================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND                  63

NOTE 9 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                           YEAR ENDED DECEMBER 31,              MAY 1, 1998
                           -----------------------      (DATE OPERATIONS COMMENCED)
                           2000(a)          1999(a)       TO DECEMBER 31, 1998(a)
                         -----------      -----------   ---------------------------
Net asset value,
 beginning of period     $     11.89      $      9.21             $10.00
-----------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income
  (loss)                       (0.01)           (0.03)              0.03
-----------------------------------------------------------------------------------
 Net gains (losses) on
  securities (both
  realized and
  unrealized)                   1.11             2.71              (0.78)
===================================================================================
  Total from investment
   operations                   1.10             2.68              (0.75)
===================================================================================
Less distributions from
 net investment income            --               --              (0.04)
===================================================================================
Net asset value, end of
 period                  $     12.99           $11.89             $ 9.21
___________________________________________________________________________________
===================================================================================
Total return(b)                 9.25%           29.10%             (7.51)%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)   $    74,874      $    11,035             $3,172
___________________________________________________________________________________
===================================================================================
Ratio of expenses to
 average net assets:
 With fee waivers               1.19%(c)         1.23%              1.21%(d)
-----------------------------------------------------------------------------------
 Without fee waivers            1.38%(c)         3.42%              5.80%(d)
___________________________________________________________________________________
===================================================================================
Ratio of net investment
 income (loss) to
 average net assets            (0.07)%(c)       (0.32)%             0.62%(d)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate          110%             132%                45%
___________________________________________________________________________________
===================================================================================

(a) Calculated using average shares outstanding.
(b) Totals returns are not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $39,776,995.
(d) Annualized.

64                     AIM V.I. CAPITAL DEVELOPMENT FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Capital Development Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Capital Development Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with accounting principles generally accepted in the United States of America.


                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

                       AIM V.I. CAPITAL DEVELOPMENT FUND                    65

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Capital Development Fund (the "Fund"), a portfolio of AIM Variable Insurance Funds, Inc. (the "Company"), reorganized as AIM Variable Insurance Funds, a Delaware business trust (the "Trust"), was held on April 10, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the Company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund so that it is non-fundamental.

(6) To ratify the selection of Tait, Weller & Baker as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the voting on the above matters were as follows:

                                                                      WITHHELD/
       DIRECTORS/MATTER                                   VOTES FOR  ABSTENTIONS
       ------------------------------------------------- ----------- -----------
 (1)* Charles T. Bauer.................................  336,558,177  9,129,703
      Bruce L. Crockett................................  337,513,648  8,174,232
      Owen Daly II.....................................  336,754,219  8,933,661
      Edward K. Dunn, Jr...............................  337,481,093  8,206,787
      Jack M. Fields...................................  337,574,973  8,112,907
      Carl Frischling..................................  337,177,860  8,510,020
      Robert H. Graham.................................  337,319,248  8,368,632
      Prema Mathai-Davis...............................  337,262,043  8,425,837
      Lewis F. Pennock.................................  337,440,897  8,246,983
      Louis S. Sklar...................................  337,447,894  8,239,986

                                                            VOTES    WITHHELD/
       MATTER                                  VOTES FOR   AGAINST  ABSTENTIONS
       -------------------------------------  ----------- --------- -----------
 (2)*   Approval of an Agreement and Plan
        of Reorganization which provides
        for the reorganization of
        AIM Variable Insurance Funds, Inc.
        as a Delaware business trust.......   318,213,444 8,412,798 19,061,638
 (3)    Approval of a new Master Investment
        Advisory Agreement with A I M
        Advisors, Inc......................       943,049    24,865     68,572
 (4)(a) Approval of changing the
        Fundamental Restriction on Issuer
        Diversification....................       907,821    42,651     86,014
 (4)(b) Approval of changing the
        Fundamental Restriction on
        Borrowing Money and Issuing Senior
        Securities.........................       908,193    48,855     79,438
 (4)(c) Approval of changing the
        Fundamental Restriction on
        Underwriting Securities............       929,932    40,462     66,092
 (4)(d) Approval of changing the
        Fundamental Restriction on Industry
        Concentration......................       928,605    41,851     66,030
 (4)(e) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Real Estate..       928,968    43,574     63,944
 (4)(f) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Commodities .       921,699    50,983     63,804
 (4)(g) Approval of changing the
        Fundamental Restriction on Making
        Loans..............................       922,396    51,857     62,233
 (4)(h) Approval of the Elimination of
        Fundamental Restriction on
        Investing for the Purpose of
        Control............................       925,258    47,521     63,707
 (5)    Approval of Changing the Investment
        Objective so that it is Non-
        Fundamental........................       905,893    61,449     69,144
 (6)    Ratification of the selection of
        Tait, Weller & Baker as Independent
        Accountants of the Fund............     1,016,294     1,563     18,629

--------
* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds, Inc.

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

66                     AIM V.I. CAPITAL DEVELOPMENT FUND

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include approving the investment advisor's trustees fee; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

 Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

 Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                               OFFICERS                            OFFICE OF THE FUND

Robert H. Graham                                Robert H. Graham                    11 Greenway Plaza
Chairman, President and                         Chairman and President              Suite 100
Chief Executive Officer                                                             Houston, TX 77046
A I M Management Group Inc.                     Carol F. Relihan
                                                Senior Vice President and           INVESTMENT ADVISOR
Bruce L. Crockett                               Secretary
Director                                                                            A I M Advisors, Inc.
ACE Limited;                                    Gary T. Crum                        11 Greenway Plaza
Formerly Director, President, and               Senior Vice President               Suite 100
Chief Executive Officer                                                             Houston, TX 77046
COMSAT Corporation                              Dana R. Sutton
                                                Vice President and                  TRANSFER AGENT AND CUSTODIAN
Owen Daly II                                    Treasurer
Formerly Director                                                                   State Street Bank and Trust Company
Cortland Trust Inc.                             Robert G. Alley                     225 Franklin Street
                                                Vice President                      Boston, MA 02110
Albert R. Dowden
Chairman of the Board of Directors,             Stuart W. Coco                      COUNSEL TO THE FUNDS
The Cortland Trust and                          Vice President
DHJ Media, Inc.; and Director,                                                      Foley & Lardner
Magellan Insurance Company                      Melville B. Cox                     3000 K N.W., Suite 500
                                                Vice President                      Washington, D.C. 20007
Edward K. Dunn, Jr.
Formerly Chairman, Mercantile                   Karen Dunn Kelley                   COUNSEL TO THE TRUSTEES
Mortgage Corp.;                                 Vice President
Formerly Vice Chairman, President                                                   Kramer, Levin, Naftalis & Frankel LLP
and Chief Operating Officer                     Edgar M. Larsen                     919 Third Avenue
Mercantile-Safe Deposit & Trust Co.;            Vice President                      New York, NY 10022
and President, Mercantile Bankshares
                                                Mary J. Benson                      DISTRIBUTOR
Jack Fields                                     Assistant Vice President and
Chief Executive Officer,                        Assistant Treasurer                 A I M Distributors, Inc.
Twenty First Century, Inc.;                                                         11 Greenway Plaza
Formerly Member of the U.S.                     Sheri Morris                        Suite 100
House of Representatives                        Assistant Vice President and        Houston, TX 77046
                                                Assistant Treasurer
Carl Frischling                                                                     AUDITORS
Partner                                         Jim A. Coppedge
Kramer, Levin, Naftalis & Frankel LLP           Assistant Secretary                 Tait, Weller & Baker
                                                                                    8 Penn Center Plaza
Prema Mathai-Davis                              Renee A. Friedli                    Suite 800
Formerly Chief Executive Officer,               Assistant Secretary                 Philadelphia, PA 19103
YWCA of the U.S.A.
                                                P. Michelle Grace
Lewis F. Pennock                                Assistant Secretary
Partner, Pennock & Cooper (law firm)
                                                Nancy L. Martin
Louis S. Sklar                                  Assistant Secretary
Executive Vice President, Development
and Operations,                                 Ofelia M. Mayo
Hines Interests                                 Assistant Secretary
Limited Partnership
                                                Lisa A. Moss
                                                Assistant Secretary

                                                Kathleen J. Pflueger
                                                Assistant Secretary

                       AIM V.I. CAPITAL DEVELOPMENT FUND                      67

                      ANNUAL REPORT / MANAGERS' OVERVIEW

AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

ERRATIC MARKET HINDERS FUND PERFORMANCE

HOW DID AIM V.I. DENT DEMOGRAPHIC           WHAT WAS THE MARKET ENVIRONMENT LIKE                    rising oil prices, unrest in
TRENDS FUND PERFORM DURING THE PAST YEAR?   DURING THE PAST 12 MONTHS?                              the Middle East and concern
For 2000, the U.S. stock market             Early in 2000, technology stocks led the                about corporate earnings
endured a very difficult year. While        surge as the Dow set a record in                        combined to produce another
numerous factors contributed, concerns      January, with the tech-laden Nasdaq                     steep market decline.
about interest rates and corporate          soaring to record levels well into                         Uncertainty about the
earnings growth were probably central to    March. However, investor concern about                  outcome of the presidential
the market sell-off. The fund was not       overvaluations sparked a sharp tech sell-               election also roiled markets.
immune to the arduous market                off late in that month. Investors were                  By the time the election
environment, and its performance            also concerned that the Federal Reserve                 controversy was resolved, the
suffered as a result.                       Board (the Fed) would keep raising                      Fed indicated that it might
   For the fiscal year ended December       interest rates to slow torrid economic                  cut interest rates in the wake
31, 2000, the fund posted a total return    growth and to contain inflation. The                    of slower economic growth
of -17.90%. Comparatively, the Russell      ensuing sell-off affected nearly every                  (gross domestic product growth
3000 Index had a return of -7.46% for       stock-market sector in April and caused                 declined from an annual rate
the reporting period. In a reversal of      extreme market volatility.                              of 5.6% in the second quarter
recent trends, value stocks (those             In May, the Fed raised the federal                   of 2000 to 2.2% in the third).
perceived to be undervalued relative to     funds rate (the rate banks charge one                   However, the Fed's bias shift
the broader market) outperformed growth     another for overnight loans) from 6.0%                  was insufficient to counteract
stocks (those perceived to have above-      to 6.5%. Even so, markets rallied in                    investors' concerns, and most
average growth potential) by a wide         late May and June amid mounting evidence                key market indexes recorded
margin in 2000. In fact, the growth         of slower economic growth, reducing the                 losses for the year.
portion of the Russell 3000 finished the    likelihood of additional Fed rate hikes.                   For the year, mid-cap
year with a return of-22.42%, while the     Indeed, the Fed left interest rates                     stocks were the market
value portion had a return of 8.04%.        unchanged for the remainder of 2000.                    leaders, as they benefited
                                            However, in late summer and early fall,                 from their attractive
                                                                                                    valuations relative to large-
PORTFOLIO COMPOSITION                                                                               cap stocks and their largely
As of 12/31/00, based on total net assets                                                           solid earnings-growth
                                                                                                    prospects. Tech stocks, which
TOP 10 EQUITY HOLDINGS                         TOP 10 INDUSTRIES                                    led the market in 1999, were
---------------------------------------------- ---------------------------------------------------  laggards in 2000. Among the
 1. Pfizer Inc.                          3.90%  1. Computers (Software & Services)           10.75% better-performing market
---------------------------------------------- ---------------------------------------------------  sectors were health care,
 2. VERITAS Software Corp.               3.71   2. Investment Banking/Brokerage               9.58  financials, energy and
---------------------------------------------- ---------------------------------------------------  utilities.
 3. J.P. Morgan Chase & Co.              3.41   3. Health Care (Drugs--Major Pharmaceuticals) 8.11
---------------------------------------------- ---------------------------------------------------  HOW DID YOU MANAGE THE FUND
 4. Morgan Stanley Dean Witter & Co.     3.26   4. Communications Equipment                   6.26  AGAINST THIS BACKDROP?
---------------------------------------------- ---------------------------------------------------  We continued to focus on
 5. American International Group, Inc.   2.86   5. Computers (Networking)                     5.59  market sectors that we expect
---------------------------------------------- ---------------------------------------------------  to benefit from such current
 6. Citigroup Inc.                       2.84   6. Electronics (Semiconductors)               5.59  and future demographic trends
---------------------------------------------- ---------------------------------------------------  as
 7. Pharmacia Corp.                      2.81   7. Computers (Peripherals)                    4.60  .  consumer spending
---------------------------------------------- ---------------------------------------------------  .  saving and investing
 8. Brocade Communications Systems, Inc. 2.67   8. Financial (Diversified)                    4.44  .  the use of new and more
---------------------------------------------- ---------------------------------------------------     numerous health-care products
 9. Comverse Technology, Inc.            2.63   9. Telecommunications (Cellular/Wireless)     3.81  .  the technological structure
---------------------------------------------- ---------------------------------------------------     that supports products and
10. Juniper Networks, Inc.               2.59  10. Biotechnology                              3.60     services
                                                                                                    Currently, the sectors that we
                                                                                                    think stand to benefit most
                                                                                                    from these trends are
                                                                                                    technology, financials and
                                                                                                    health care, because these are
                                                                                                    the areas on which we think
                                                                                                    the lifestyle habits of baby
                                                                                                    boomers--a major segment of
                                                                                                    the population--will have the
                                                                                                    most impact.

68                       AIM V.I. DENT DEMOGRAPHIC TRENDS FUND


ANNUAL REPORT/MANAGERS' OVERVIEW

RESULTS OF A $10,000 INVESTMENT                                                           FUND PERFORMANCE
12/29/99-12/31/00
                                                                                          AVERAGE ANNUAL TOTAL RETURNS
in thousands
                                  [GRAPH APPEARS HERE]                                    As of 12/31/00
                                                                                          ------------------------------
                           AIM V.I. DENT                                                  Inception (12/29/99)   -17.81%
                       DEMOGRAPHIC TRENDS FUND            RUSSELL 3000 INDEX              ------------------------------
12/99                          10,000                          10,000                     1 year                 -17.90
01/00                           9,800                           9,608                     ------------------------------
02/00                          11,120                           9,697
03/00                          11,110                          10,457                     MARKET VOLATILITY CAN SIGNIFICANTLY
04/00                          10,210                          10,089                     IMPACT SHORT-TERM PERFORMANCE. RESULTS
05/00                           9,400                           9,805                     OF AN INVESTMENT MADE TODAY MAY DIFFER
06/00                          10,410                          10,095                     SUBSTANTIALLY FROM THE HISTORICAL
07/00                          10,340                           9,917                     PERFORMANCE SHOWN.
08/00                          11,451                          10,652
09/00                          10,771                          10,170                     The performance figures in this report,
10/00                           9,900                          10,025                     which represent AIM V.I. Dent
11/00                           8,040                           9,101                     Demographic Trends Fund, are not
12/00                         $ 8,210                         $ 9,254                     intended to reflect actual annuity
-----------------------                                                                   values, and they do not reflect charges
Source: Lipper, Inc.                                                                      at the separate-account level which (if
Past performance cannot guarantee comparable future results.                              applied) would lower them. Fund
                                                                                          performance figures are historical and
HOW DID SECTOR SELECTION AFFECT             performed well on the strength of its         reflect reinvestment of distributions
THE FUND'S PERFORMANCE?                     well-known arthritis and panic                and changes in net asset value. The
The fund's financial and health-care        treatments, Celebrex and Xanax,               fund's investment return and principal
holdings proved to be beneficial because    respectively.                                 value will fluctuate, so an investor's
as tech stocks fell out of favor,              Technology stocks that we liked            shares (when redeemed) may be worth more
investors fled to such stocks, which are    included Juniper Networks. Juniper makes      or less than their original cost. Had
perceived as more earnings-stable than      high-speed Internet backbone routers          fees and expenses not been waived during
tech. The fund was well positioned to       used to direct data along phone-company       the reporting period, the fund's returns
take advantage of this shift, although      networks. The company reported third-         would have been lower.
our large tech weighting dragged down       quarter earnings that were nearly double         Harry S. Dent's stock-market scenario
gains made by our financial and health-     what analysts had forecast.                   for the coming decade, which is based on
care holdings.                                                                            historical data, represents his opinion.
   Even though tech stocks took a           WHAT WERE CONDITIONS LIKE AS THE              Unforeseen events such as rising
beating in 2000, we continued to find       FISCAL YEAR CLOSED ON DECEMBER 31?            inflation, declining productivity,
good growth prospects in this sector. We    The situation was mixed. Late in 2000,        irregular spending and savings patterns,
focused on tech stocks with solid           markets were roiled by a string of            and other social, political and economic
earnings-growth potential, selecting        corporate warnings about earnings and         uncertainty could affect corporate
those companies that provide the            revenue expectations. Many believe            earnings and the stock market,
infrastructure for growth in                earnings may continue to disappoint for       negatively altering Mr. Dent's view.
technological advancements and focusing     the next six to eight months, as capital         Investing in micro-, small and mid-
on those that provide exposure to           expenditures and consumer spending may        sized companies may involve risks not
portions of the tech sector affected by     slow or decline.                              associated with more established
consumer spending.                             On the other hand, toward the close        companies. Also, micro and small
                                            of the fiscal year, the Fed indicated         companies may have business risk,
WHAT WERE SOME HOLDINGS YOU FAVORED?        that its bias had changed from warding        significant stock-price fluctuations and
   Among our top financial holdings was     off inflation to warding off recession,       illiquidity.
American International Group (AIG). The     signaling the possibility of rate cuts           The fund participates in the initial
world's largest insurer by market value,    aimed at stimulating the economy.             public offering (IPO) market, and a
AIG reported especially good results in     Historically, declining interest rates        significant portion of its returns is
its financial-services and asset-           bode well for stocks. Though the economy      attributable to its investment in IPOs,
management businesses. In health care,      had slowed from its previous strong           which had a magnified impact when the
drug company and fund holding Pharmacia     pace, unemployment remained at its            fund's asset base was relatively small.
                                            lowest level in decades and inflation         There is no guarantee that with a larger
                                                                                          asset base, the fund will continue to
                                                                                          experience substantially similar
                                                                                          performance by investing in IPOs.
                                                                                             The unmanaged Dow Jones Industrial
                                                                                          Average (the Dow) is a price-weighted
                                                                                          average of 30 actively traded blue-chip
                                                                                          stocks.
                                                                                             The unmanaged National Association of
                                                                                          Securities Dealers Automated Quotation
                                                                                          System Composite Index (the Nasdaq) is a
                                                                                          market-value-weighted index comprising
                                                                                          all domestic and non-U.S.-based common
                                                                                          stocks listed on the Nasdaq system.
                                                                                             The unmanaged Russell 3000 Index
                                                                                          represents the performance of the broad
                                                                                          market. An investment cannot be made in
                                                                                          an index. Unless otherwise indicated,
                                                                                          index results include reinvested
                                                                                          dividends.

                                                                                          ---------------------------------------

                                                                                          continued to be quite low. Prices of
                                                                                          many stocks had been brought to much
                                                                                          more reasonable levels by the steep
                                                                                          downturn in equity markets during the
                                                                                          last quarter of 2000, a potential buying
                                                                                          opportunity.
                                                                                             Given the level of uncertainty
                                                                                          surrounding short-term economic trends,
                                                                                          we can expect market volatility to
                                                                                          continue and thus regard this as an
                                                                                          environment in which investors would be
                                                                                          well advised to maintain a long-term
                                                                                          investment perspective.

                   AIM V.I. DENT DEMOGRAPHIC TRENDS FUND                     69

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                           MARKET
                                                SHARES      VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS - 97.91%

BANKS (MONEY CENTER) - 3.41%

J.P. Morgan Chase & Co.                           31,000 $ 1,408,562
====================================================================

BANKS (REGIONAL) - 1.65%

Dah Sing Financial Group (Hong Kong)              75,000     404,823
--------------------------------------------------------------------
Silicon Valley Bancshares(a)                       8,000     276,500
====================================================================
                                                             681,323
====================================================================

BIOTECHNOLOGY - 3.60%

Amgen Inc.(a)                                      9,500     607,406
--------------------------------------------------------------------
BioChem Pharma, Inc. (Canada)(a)                   5,100     163,200
--------------------------------------------------------------------
Celgene Corp.(a)                                   5,000     162,500
--------------------------------------------------------------------
ImmunoGen, Inc.(a)                                 7,000     150,062
--------------------------------------------------------------------
Millennium Pharmaceuticals, Inc.(a)(b)             3,000     185,625
--------------------------------------------------------------------
Protein Design Labs, Inc.(a)                       2,500     217,187
====================================================================
                                                           1,485,980
====================================================================

BROADCASTING (TELEVISION, RADIO & CABLE) - 0.96%

AT&T Corp. - Liberty Media Corp. - Class A(a)     12,000     162,750
--------------------------------------------------------------------
Cox Communications, Inc. - Class A(a)              5,000     232,812
====================================================================
                                                             395,562
====================================================================

COMMUNICATIONS EQUIPMENT - 6.26%

Comverse Technology, Inc.(a)                      10,000   1,086,250
--------------------------------------------------------------------
Corning Inc.                                      11,000     580,937
--------------------------------------------------------------------
Nortel Networks Corp. (Canada)                    11,500     368,719
--------------------------------------------------------------------
Redback Networks Inc.(a)                           7,500     307,500
--------------------------------------------------------------------
UTStarcom, Inc.(a)                                15,500     240,250
====================================================================
                                                           2,583,656
====================================================================

COMPUTERS (HARDWARE) - 0.91%

Sun Microsystems, Inc.(a)                         13,500     376,312
====================================================================

COMPUTERS (NETWORKING) - 5.59%

Cisco Systems, Inc.(a)                            25,000     956,250
--------------------------------------------------------------------
Emulex Corp.(a)                                    3,500     279,781
--------------------------------------------------------------------
Juniper Networks, Inc.(a)                          8,500   1,071,531
====================================================================
                                                           2,307,562
====================================================================

COMPUTERS (PERIPHERALS) - 4.60%

Brocade Communications Systems, Inc.(a)           12,000   1,101,750
--------------------------------------------------------------------
EMC Corp.(a)                                      12,000     798,000
====================================================================
                                                           1,899,750
====================================================================

                                                                MARKET
                                                     SHARES      VALUE
COMPUTERS (SOFTWARE & SERVICES) - 10.75%

America Online, Inc.(a)                                 5,500 $   191,400
-------------------------------------------------------------------------
Ariba, Inc.(a)                                          5,500     295,625
-------------------------------------------------------------------------
BEA Systems, Inc.(a)                                    6,000     403,875
-------------------------------------------------------------------------
Check Point Software Technologies Ltd. (Israel)(a)      3,200     427,400
-------------------------------------------------------------------------
i2 Technologies, Inc.(a)                                7,000     380,625
-------------------------------------------------------------------------
NetIQ Corp.(a)                                          2,800     244,650
-------------------------------------------------------------------------
Oracle Corp.(a)                                        22,500     653,906
-------------------------------------------------------------------------
Siebel Systems, Inc.(a)                                 4,000     270,500
-------------------------------------------------------------------------
VERITAS Software Corp.(a)                              17,500   1,531,250
-------------------------------------------------------------------------
Vitria Technology, Inc.(a)                              5,000      38,750
=========================================================================
                                                                4,437,981
=========================================================================

ELECTRONICS (INSTRUMENTATION) - 2.12%

Waters Corp.(a)                                        10,500     876,750
=========================================================================

ELECTRONICS (SEMICONDUCTORS) - 5.59%

Analog Devices, Inc.(a)                                 7,000     358,313
-------------------------------------------------------------------------
Celestica Inc. (Canada)(a)                             15,000     813,750
-------------------------------------------------------------------------
SDL, Inc.(a)                                            4,800     711,300
-------------------------------------------------------------------------
TranSwitch Corp.(a)                                     3,000     117,375
-------------------------------------------------------------------------
Triquint Semiconductor, Inc.(a)                         7,000     305,813
=========================================================================
                                                                2,306,551
=========================================================================

ENTERTAINMENT - 2.02%

Time Warner Inc.                                       16,000     835,840
=========================================================================

EQUIPMENT (SEMICONDUCTOR) - 0.85%

Lam Research Corp.(a)                                  10,000     145,000
-------------------------------------------------------------------------
Teradyne, Inc.(a)                                       5,500     204,875
=========================================================================
                                                                  349,875
=========================================================================

FINANCIAL (DIVERSIFIED) - 4.44%

American Express Co.                                   12,000     659,250
-------------------------------------------------------------------------
Citigroup Inc.                                         23,000   1,174,438
=========================================================================
                                                                1,833,688
=========================================================================

HEALTH CARE (DRUGS - GENERIC & OTHER) - 2.90%

Andrx Group(a)                                          3,500     202,563
-------------------------------------------------------------------------
Genentech, Inc.(a)                                      9,000     733,500
-------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC - ADR
 (United Kingdom)(a)                                    5,700     262,556
=========================================================================
                                                                1,198,619
=========================================================================

70                   AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

                                                             MARKET
                                                  SHARES      VALUE
HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) - 8.11%

Allergan, Inc.                                       6,000 $   580,875
----------------------------------------------------------------------
Pfizer Inc.                                         35,000   1,610,000
----------------------------------------------------------------------
Pharmacia Corp.                                     19,000   1,159,000
======================================================================
                                                             3,349,875
======================================================================

HEALTH CARE (HOSPITAL MANAGEMENT) - 1.38%

Health Management Associates, Inc. - Class A(a)     27,500     570,625
======================================================================

HEALTH CARE (MANAGED CARE) - 2.89%

First Health Group Corp.(a)                         13,000     605,313
----------------------------------------------------------------------
UnitedHealth Group Inc.                              9,600     589,200
======================================================================
                                                             1,194,513
======================================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 3.31%

Applera Corp. - Applied Biosystems Group             9,000     846,563
----------------------------------------------------------------------
Medtronic, Inc.                                      5,000     301,875
----------------------------------------------------------------------
Novoste Corp.(a)                                     8,000     220,000
======================================================================
                                                             1,368,438
======================================================================

HEALTH CARE (SPECIALIZED SERVICES) - 1.19%

HEALTHSOUTH Corp.(a)                                30,000     489,375
======================================================================

INSURANCE (MULTI-LINE) - 2.86%

American International Group, Inc.                  12,000   1,182,750
======================================================================

INSURANCE BROKERS - 1.13%

Marsh & McLennan Cos., Inc.                          4,000     468,000
======================================================================

INVESTMENT BANKING/BROKERAGE - 9.58%

Goldman Sachs Group, Inc. (The)                      8,000     855,500
----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                           12,000     818,250
----------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                    17,000   1,347,250
----------------------------------------------------------------------
Schwab (Charles) Corp. (The)                        33,000     936,375
======================================================================
                                                             3,957,375
======================================================================

INVESTMENT MANAGEMENT - 1.05%

Stilwell Financial, Inc.                            11,000     433,813
======================================================================

INVESTMENTS - 1.41%

Nasdaq 100 Shares(a)                                10,000     583,750
======================================================================

LEISURE TIME (PRODUCTS) - 1.06%

Harley-Davidson, Inc.                               11,000     437,250
======================================================================

MANUFACTURING (DIVERSIFIED) - 1.61%

Tyco International Ltd. (Bermuda)                   12,000     666,000
======================================================================

NATURAL GAS - 0.60%

Enron Corp.                                          3,000     249,375
======================================================================

RETAIL (COMPUTERS & ELECTRONICS) - 0.14%

Tweeter Home Entertainment Group, Inc.(a)            4,600      56,063
======================================================================

                                                            MARKET
                                                 SHARES      VALUE

RETAIL (DEPARTMENT STORES) - 1.04%

Kohl's Corp.(a)                                     7,000 $   427,000
======================================================================

RETAIL (SPECIALTY - APPAREL) - 1.09%

Abercrombie & Fitch Co. - Class A(a)               22,500     450,000
======================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 3.81%

China Mobile Ltd. - ADR (Hong Kong)(a)              8,000     217,000
----------------------------------------------------------------------
Openwave Systems Inc.(a)                           10,000     479,375
----------------------------------------------------------------------
Powerwave Technologies, Inc.(a)                     9,500     555,750
----------------------------------------------------------------------
Research in Motion Ltd. (Canada)(a)                 4,000     322,200
======================================================================
                                                            1,574,325
======================================================================
Total Common Stocks & Other Equity Interests
 (Cost $43,668,844)                                        40,436,538
======================================================================

MONEY MARKET FUNDS - 5.80%

STIC Liquid Assets Portfolio(c)                 1,198,198   1,198,198
----------------------------------------------------------------------
STIC Prime Portfolio(c)                         1,198,198   1,198,198
======================================================================
Total Money Market Funds (Cost $2,396,396)                  2,396,396
======================================================================
TOTAL INVESTMENTS - 103.71%
 (Cost $46,065,240)                                        42,832,934
======================================================================
LIABILITIES LESS OTHER ASSETS - (3.71%)                    (1,533,346)
======================================================================
NET ASSETS - 100.00%                                      $41,299,588
======================================================================

INVESTMENT ABBREVIATIONS:
ADR -  American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND                   71

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $46,065,240)  $42,832,934
------------------------------------------------------------
Receivables for:
 Fund shares sold                                     99,371
------------------------------------------------------------
 Dividends                                            14,293
------------------------------------------------------------
Investment for deferred compensation plan              5,379
============================================================
  Total assets                                    42,951,977
============================================================

LIABILITIES:

Payables for:
 Investments purchased                             1,573,912
------------------------------------------------------------
 Fund shares reacquired                                1,622
------------------------------------------------------------
 Options written (premiums received $13,472)           7,125
------------------------------------------------------------
 Deferred compensation plan                            5,379
------------------------------------------------------------
Accrued advisory fees                                 32,152
------------------------------------------------------------
Accrued administrative services fees                  15,808
------------------------------------------------------------
Accrued operating expenses                            16,391
============================================================
  Total liabilities                                1,652,389
============================================================
Net assets applicable to shares outstanding      $41,299,588
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Outstanding                                        5,032,393
============================================================
Net asset value                                  $      8.21
____________________________________________________________
============================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends from affiliated money market funds                     $    97,165
-----------------------------------------------------------------------------
Dividends (net of foreign withholding tax of $329)                    47,235
-----------------------------------------------------------------------------
Interest                                                               1,755
=============================================================================
  Total investment income                                            146,155
=============================================================================

EXPENSES:

Advisory fees                                                        176,047
-----------------------------------------------------------------------------
Administrative services fees                                          62,153
-----------------------------------------------------------------------------
Custodian fees                                                        36,512
-----------------------------------------------------------------------------
Printing                                                              25,948
-----------------------------------------------------------------------------
Trustees' fees                                                         6,611
-----------------------------------------------------------------------------
Other                                                                 29,363
=============================================================================
  Total expenses                                                     336,634
=============================================================================
Less:Fees waived                                                     (47,600)
=============================================================================
  Expenses paid indirectly                                              (168)
=============================================================================
  Net expenses                                                       288,866
=============================================================================
Net investment income (loss)                                        (142,711)
=============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES, FUTURES CONTRACTS AND OPTION CONTRACTS

Net realized gain (loss) from:
 Investment securities                                            (6,292,636)
-----------------------------------------------------------------------------
 Foreign currencies                                                      (80)
-----------------------------------------------------------------------------
 Futures contracts                                                   (11,576)
=============================================================================
                                                                  (6,304,292)
=============================================================================
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                            (3,232,309)
-----------------------------------------------------------------------------
 Futures contracts                                                       578
-----------------------------------------------------------------------------
 Option contracts written                                              6,347
=============================================================================
                                                                  (3,225,384)
=============================================================================
Net gain (loss) from investment securities, foreign currencies,
 futures contracts and option contracts                           (9,529,676)
=============================================================================
Net increase (decrease) in net assets resulting from operations  $(9,672,387)
_____________________________________________________________________________
=============================================================================

See Notes to Financial Statements.

72                   AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

STATEMENT OF CHANGES IN NET ASSETS

For the year ended December 31, 2000 and the period December 29, 1999 (date operations commenced) to December 31, 1999

                                                          2000        1999
                                                       -----------  ---------
OPERATIONS:
 Net investment income (loss)                          $  (142,711) $     163
------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities,
  foreign currencies and futures contracts              (6,304,292)        --
------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation)
  of investment securities, foreign currencies,
  futures contracts and option contracts                (3,225,384)      (574)
==============================================================================
  Net increase (decrease) in net assets resulting from
   operations                                           (9,672,387)      (411)
==============================================================================
Distributions to shareholders from net investment
 income                                                       (477)        --
------------------------------------------------------------------------------
Share transactions - net                                49,972,853  1,000,010
==============================================================================
  Net increase in net assets                            40,299,989    999,599
==============================================================================

NET ASSETS:

 Beginning of year                                         999,599         --
==============================================================================
 End of year                                           $41,299,588  $ 999,599
______________________________________________________________________________
==============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                         $50,835,171  $ 999,988
------------------------------------------------------------------------------
 Undistributed net investment income (loss)                 (5,413)       185
------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities, foreign currencies and
  futures contracts                                     (6,304,212)        --
------------------------------------------------------------------------------
 Unrealized appreciation (depreciation) of investment
  securities, foreign currencies, futures contracts
  and option contracts                                  (3,225,958)      (574)
==============================================================================
                                                       $41,299,588  $ 999,599
______________________________________________________________________________
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is long-term growth of capital.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND                   73
   generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
    On December 31, 2000, undistributed net investment income was increased by $137,590 undistributed net realized gains were increased by $80 and paid in capital was decreased by $137,670 as a result of differing book/tax treatment of nondeductible organizational expenses, foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $3,120,883 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Futures Contracts - The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred.
   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

74                   AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. ("H.S. Dent") is the Fund's subadvisor. Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $2 billion. Under the terms of a subadvisory agreement between AIM and H.S. Dent, AIM pays H.S. Dent at the annual rate of 0.13% of the first $1 billion of the Fund's average daily net assets, plus 0.10% of the next $1 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets exceeding $2 billion. During the year ended December 31, 2000, AIM waived fees of $47,600.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2000, the Fund paid AIM $62,153 of which AIM retained $50,000 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $4,315 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $168 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $168.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $67,985,183 and $18,018,663, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $ 2,450,393
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (6,966,089)
==========================================================================
Net unrealized appreciation (depreciation) of investment
 securities                                                   $(4,515,696)
__________________________________________________________________________
==========================================================================

Cost of investments for tax purposes is $47,348,630.

NOTE 7 - CALL OPTION CONTRACTS
Transactions in call options written during the year ended December 31, 2000 are summarized as follows:

                      CALL OPTION
                       CONTRACTS
                   ------------------
                   NUMBER OF PREMIUMS
                   CONTRACTS RECEIVED
                   --------- --------
Beginning of year      --    $    --
-------------------------------------
Written                30     13,472
=====================================
End of year            30    $13,472
_____________________________________
=====================================

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND                   75

Open call option contracts written as of December 31, 2000 were as follows:

                                                           DECEMBER 31,
                        CONTRACT STRIKE NUMBER OF PREMIUMS     2000      UNREALIZED
ISSUE                    MONTH   PRICE  CONTRACTS RECEIVED MARKET VALUE APPRECIATION
-----                   -------- ------ --------- -------- ------------ ------------
Millennium
 Pharmaceuticals, Inc.   Jan-01   $75       30    $13,472     $7,125       $6,347
====================================================================================

NOTE 8 - SHARE INFORMATION
Changes in shares outstanding during the year ended December 31, 2000 and the period December 29, 1999 (date operations commenced) through December 31, 1999 were as follows:

                                             2000                   1999
                                     ----------------------  ------------------
                                      SHARES      AMOUNT     SHARES    AMOUNT
                                     ---------  -----------  ------- ----------
Sold                                 5,158,240  $52,212,162  100,001 $1,000,010
-------------------------------------------------------------------------------
Issued as reinvestment of dividends         54          477       --         --
-------------------------------------------------------------------------------
Reacquired                            (225,902)  (2,239,786)      --         --
===============================================================================
                                     4,932,392  $49,972,853  100,001 $1,000,010
_______________________________________________________________________________
===============================================================================

NOTE 9 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                 DECEMBER 29,
                                                                     1999
                                                               (DATE OPERATIONS
                                                YEAR ENDED      COMMENCED) TO
                                               DECEMBER 31,      DECEMBER 31,
                                                 2000(a)             1999
                                               ------------    ----------------
Net asset value, beginning of period             $ 10.00            $10.00
-------------------------------------------------------------------------------
Income from investment operations:
 Net investment loss                               (0.07)               --
-------------------------------------------------------------------------------
 Net gains (losses) on securities (both
  realized and unrealized)                         (1.72)               --
===============================================================================
  Total from investment operations                 (1.79)               --
===============================================================================
Less distributions from net investment income       0.00                --
===============================================================================
Net asset value, end of period                   $  8.21            $10.00
_______________________________________________________________________________
===============================================================================
Total return(b)                                   (17.90)%              --
_______________________________________________________________________________
===============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $41,300            $1,000
_______________________________________________________________________________
===============================================================================
Ratio of expenses to average net assets:
 With fee waivers                                   1.40%(c)          1.40%(d)
===============================================================================
 Without fee waivers                                1.63%(c)         12.58%(d)
_______________________________________________________________________________
===============================================================================
Ratio of net investment income (loss) to
 average net assets                                (0.69)%(c)         2.96%(d)
_______________________________________________________________________________
===============================================================================
Portfolio turnover rate                               92%               --
_______________________________________________________________________________
===============================================================================

(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $20,711,350.
(d) Annualized.

76                   AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Dent Demographic Trends Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period December 29, 1999 (date operations commenced) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Dent Demographic Trends Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period December 29, 1999 (date operations commenced) through December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.


                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND                   77

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Dent Demographic Trends Fund (the "Fund"), a portfolio of AIM Variable Insurance Funds, Inc. (the "Company"), reorganized as AIM Variable Insurance Funds, a Delaware business trust (the "Trust"), was held on April 10, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the Company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To ratify the selection of Tait, Weller & Baker as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the voting on the above matters were as follows:

                                                                      WITHHELD/
       DIRECTORS/MATTER                                   VOTES FOR  ABSTENTIONS
       ----------------                                  ----------- -----------
 (1)* Charles T. Bauer.................................  336,558,177  9,129,703
      Bruce L. Crockett................................  337,513,648  8,174,232
      Owen Daly II.....................................  336,754,219  8,933,661
      Edward K. Dunn, Jr...............................  337,481,093  8,206,787
      Jack M. Fields...................................  337,574,973  8,112,907
      Carl Frischling..................................  337,177,860  8,510,020
      Robert H. Graham.................................  337,319,248  8,368,632
      Prema Mathai-Davis...............................  337,262,043  8,425,837
      Lewis F. Pennock.................................  337,440,897  8,246,983
      Louis S. Sklar...................................  337,447,894  8,239,986

                                                            VOTES    WITHHELD/
 MATTER                                        VOTES FOR   AGAINST  ABSTENTIONS
 ------                                       ----------- --------- -----------
 (2)*   Approval of an Agreement and Plan
        of Reorganization which provides
        for the reorganization of
        AIM Variable Insurance Funds, Inc.
        as a Delaware business trust.......   318,213,444 8,412,798 19,061,638
 (3)    Approval of a new Master Investment
        Advisory Agreement with A I M
        Advisors, Inc......................       165,185       N/A     35,737
 (4)(a) Approval of changing the
        Fundamental Restriction on Issuer
        Diversification....................       185,158       N/A     15,764
 (4)(b) Approval of changing the
        Fundamental Restriction on
        Borrowing Money and Issuing Senior
        Securities.........................       173,033       N/A     27,889
 (4)(c) Approval of changing the
        Fundamental Restriction on
        Underwriting Securities............       173,033       N/A     27,889
 (4)(d) Approval of changing the
        Fundamental Restriction on Industry
        Concentration......................       173,033       N/A     27,889
 (4)(e) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Real Estate .       173,033       N/A     27,889
 (4)(f) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Commodities..       173,033       N/A     27,889
 (4)(g) Approval of changing the
        Fundamental Restriction on Making
        Loans..............................       173,033       N/A     27,889
 (4)(h) Approval of the Elimination of
        Fundamental Restriction on
        Investing for the Purpose of
        Control............................       173,033       N/A     27,889
 (5)    Ratification of the selection of
        Tait, Weller & Baker as Independent
        Accountants of the Fund............       173,033       N/A     27,889

--------
* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds, Inc.

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

78                   AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include approving the investment advisor's trustees fee; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

 Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

 Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                               OFFICERS                            OFFICE OF THE FUND

Robert H. Graham                                Robert H. Graham                    11 Greenway Plaza
Chairman, President and                         Chairman and President              Suite 100
Chief Executive Officer                                                             Houston, TX 77046
A I M Management Group Inc.                     Carol F. Relihan
                                                Senior Vice President and           INVESTMENT ADVISOR
Bruce L. Crockett                               Secretary
Director                                                                            A I M Advisors, Inc.
ACE Limited;                                    Gary T. Crum                        11 Greenway Plaza
Formerly Director, President, and               Senior Vice President               Suite 100
Chief Executive Officer                                                             Houston, TX 77046
COMSAT Corporation                              Dana R. Sutton
                                                Vice President and                  SUB-ADVISOR
Owen Daly II                                    Treasurer
Formerly Director                                                                   H.S. Dent Advisors, Inc.
Cortland Trust Inc.                             Robert G. Alley                     6515 Gwin Road
                                                Vice President                      Osborne, CA 94611
Albert R. Dowden
Chairman of the Board of Directors,             Stuart W. Coco                      TRANSFER AGENT AND CUSTODIAN
The Cortland Trust and                          Vice President
DHJ Media, Inc.; and Director,                                                      State Street Bank and Trust Company
Magellan Insurance Company                      Melville B. Cox                     225 Franklin Street
                                                Vice President                      Boston, MA 02110
Edward K. Dunn, Jr.
Formerly Chairman, Mercantile                   Karen Dunn Kelley                   COUNSEL TO THE FUNDS
Mortgage Corp.;                                 Vice President
Formerly Vice Chairman, President                                                   Foley & Lardner
and Chief Operating Officer                     Edgar M. Larsen                     3000 K N.W., Suite 500
Mercantile-Safe Deposit & Trust Co.;            Vice President                      Washington, D.C. 20007
and President, Mercantile Bankshares
                                                Mary J. Benson                      COUNSEL TO THE TRUSTEES
Jack Fields                                     Assistant Vice President and
Chief Executive Officer,                        Assistant Treasurer                 Kramer, Levin, Naftalis & Frankel LLP
Twenty First Century, Inc.;                                                         919 Third Avenue
Formerly Member of the U.S.                     Sheri Morris                        New York, NY 10022
House of Representatives                        Assistant Vice President and
                                                Assistant Treasurer                 DISTRIBUTOR
Carl Frischling
Partner                                         Jim A. Coppedge                     A I M Distributors, Inc.
Kramer, Levin, Naftalis & Frankel LLP           Assistant Secretary                 11 Greenway Plaza
                                                                                    Suite 100
Prema Mathai-Davis                              Renee A. Friedli                    Houston, TX 77046
Formerly Chief Executive Officer,               Assistant Secretary
YWCA of the U.S.A.                                                                  AUDITORS
                                                P. Michelle Grace
Lewis F. Pennock                                Assistant Secretary                 Tait, Weller & Baker
Partner, Pennock & Cooper (law firm)                                                8 Penn Center Plaza
                                                Nancy L. Martin                     Suite 800
Louis S. Sklar                                  Assistant Secretary                 Philadelphia, PA 19103
Executive Vice President, Development
and Operations,                                 Ofelia M. Mayo
Hines Interests                                 Assistant Secretary
Limited Partnership
                                                Lisa A. Moss
                                                Assistant Secretary

                                                Kathleen J. Pflueger
                                                Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2000, 0% is eligible for the dividends received deduction for corporations.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND                   79


ANNUAL REPORT / MANAGERS' OVERVIEW

AIM V.I. DIVERSIFIED INCOME FUND

STOCK-MARKET VOLATILITY SENDS INVESTORS
IN SEARCH OF SAFE HAVEN

HOW DID AIM V.I. DIVERSIFIED INCOME                        INVESTMENT-GRADE CREDIT  |     lower, but at a slower pace. In the
FUND PERFORM DURING THE FISCAL YEAR?                     YIELDS GENERALLY FOLLOWED  |     latter part of the year, the slowing
Wild stock-market swings and declining               TREASURY YIELDS LOWER, BUT AT  |     economy hurt corporate earnings,
corporate profitability sent investors                              A SLOWER PACE.  |     fostering a flight to quality. In this
in search of less volatile investments.             ________________________________|     environment, even investment-grade
"Quality" was the operative word in bond                                                  corporate bond spreads (the difference
markets--generally, the higher the          WHAT WERE THE MAJOR TRENDS IN THE DOMESTIC    between yields on investment-grade bonds
quality, the better the performance. For    INVESTMENT-GRADE BOND MARKET?                 and comparable-maturity Treasuries)
the fiscal year ended December 31, 2000,    Longer-maturity Treasuries were the star      increased. No sector seemed immune to
the fund posted a return of 0.69%. By       performers of the bond market this year,      spread widening, but industries like
contrast, most major equity market          outperforming virtually all other asset       aerospace/defense and oil and gas (which
indexes posted negative returns for the     classes on a total-return basis. The          tended to outperform during the year)
year.                                       government market was aided by the            had certain similarities, including
                                            Treasury's buyback of its own                 above-average credit quality (generally
HOW DID INTEREST-RATE TRENDS INFLUENCE      securities. This event helped turn the        A or better), lack of credit-related
FIXED-INCOME SECURITIES?                    Treasury market upside down, or in bond       problems and strong liquidity.
In the first two quarters of the            parlance, invert the Treasury yield
year, a tight labor market, signs of        curve. With an inverted curve, short-         WHAT WERE THE TRENDS IN THE
rising inflation and persistently robust    term Treasuries actually yield more than      HIGH-YIELD MARKET?
growth led the Federal Reserve Board        longer-term ones. The series of rate          Like those of their investment-grade
(the Fed) to raise the fed funds rate       hikes through May combined with the           corporate brethren, high-yield corporate
three times to 6.5%. During the second      government buyback program kept the           bond spreads increased dramatically over
half of the year, the Fed saw sufficient    yield curve inverted much of the year.        the fiscal year. For most of the year,
signs that the economy was slowing and         Investment-grade credit yields             the high-yield market suffered from a
left rates unchanged. By December,          generally followed Treasury yields            cash flow problem--cash was flowing out,
however, the Fed changed its bias from                                                    not in. More outflows than inflows
tightening to easing, which paved the                                                     simply means you have more sellers than
way for the possibility of interest rate-                                                 buyers, and ultimately that drives
cuts in the future.                                                                       security prices down.


PORTFOLIO COMPOSITION
As of 12/31/00, based on total net assets

TOP FIVE BOND HOLDINGS                                                     HOLDINGS BY TYPE

                                                            % NET                               [PIE CHART]
                                     COUPON    MATURITY     ASSETS
-------------------------------------------------------------------        HIGH-YIELD BONDS 20.65%-------
1. Niagara Mohawk Power Corp.         8.50%     07/2010      2.07%
-------------------------------------------------------------------
2. Waste Management, Inc.             7.10      08/2026      1.54                                                     INVESTMENT-
-------------------------------------------------------------------        FOREIGN BONDS 11.35%----------             GRADE BONDS
3. Lenfest Communications, Inc.       8.38      11/2005      1.28                                                     65.19%
-------------------------------------------------------------------
4. News America Holdings, Inc.        9.25      02/2013      1.28
-------------------------------------------------------------------        OTHER 2.81%-------------------
5. CSC Holdings Inc.                  7.88      12/2007      1.27
------------------------------------------------------------------

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

80                        AIM V.I. DIVERSIFIED INCOME FUND


ANNUAL REPORT/MANAGERS' OVERVIEW

RESULTS OF A $10,000 INVESTMENT                                                           AVERAGE ANNUAL TOTAL RETURNS
5/5/93-12/31/00
                                                                                          As of 12/31/00
(in thousands)                      [GRAPH APPEARS HERE]                                  ------------------------------
                                                                                          Inception (5/5/93)       5.23%
                         AIM VI DIVERSIFIED        LEHMAN AGGREGATE                       ------------------------------
                            INCOME FUND               BOND INDEX                          5 Years                  4.28
                         ------------------         ---------------                       ------------------------------
05/05/93                      $10,000                  $10,000                            1 Year                   0.69
06/30/93                       10,160                   10,194                            ------------------------------
09/30/93                       10,510                   10,460
12/31/93                       10,605                   10,466                            The performance figures shown here,
03/31/94                       10,271                   10,165                            which represent AIM V.I. Diversified
06/30/94                       10,124                   10,060                            Income Fund, are not intended to reflect
09/30/94                       10,177                   10,122                            actual annuity values, and they do not
12/31/94                       10,068                   10,160                            reflect charges at the separate-account
03/31/95                       10,603                   10,673                            level which (if applied) would lower
06/30/95                       11,191                   11,323                            them. AIM V.I. Diversified Income Fund's
09/30/95                       11,564                   11,546                            performance figures are historical, and
12/31/95                       11,984                   12,037                            they reflect the reinvestment of
03/31/96                       11,983                   11,823                            distributions and changes in net asset
06/30/96                       12,235                   11,890                            value. The fund's investment return and
09/30/96                       12,582                   12,109                            principal value will fluctuate, so an
12/31/96                       13,205                   12,472                            investor's shares (when redeemed) may be
03/31/97                       12,989                   12,403                            worth more or less than their original
06/30/97                       13,577                   12,860                            cost.
09/30/97                       14,178                   13,288                               The unmanaged Lehman Aggregate Bond
12/31/97                       14,446                   13,679                            Index, generally considered
03/31/98                       14,931                   13,890                            representative of intermediate- and long-
06/30/98                       15,047                   14,215                            term government and investment-grade
09/30/98                       14,881                   14,816                            corporate debt securities, is compiled
12/31/98                       14,963                   14,865                            by Lehman Brothers, a well-known global
03/31/99                       14,977                   14,790                            investment bank. Data for the index is
06/30/99                       14,663                   14,660                            for 4/30/93- 12/31/00.
09/30/99                       14,634                   14,759                               Government securities (such as U.S.
12/31/99                       14,677                   14,741                            Treasury bills, notes and bonds) offer a
03/31/00                       14,793                   15,066                            high degree of safety, and they
06/30/00                       14,531                   15,327                            guarantee the timely payment of
09/30/00                       14,764                   15,790                            principal and interest if held to
12/31/00                      $14,776                  $16,455                            maturity. Fund shares are not insured,
-------------------                                                                       and their value will vary with market
Source: Lipper, Inc.                                                                      conditions.
Past performance cannot guarantee comparable future results.                                 An investment cannot be made in an
                                                                                          index. Unless otherwise indicated, index
MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN          results include reinvested dividends.
INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE
SHOWN.                                                                                    ----------------------------------------

  And yields on high-yield bonds were at    HOW DID FOREIGN BONDS FARE?                   performance was enhanced, however, by
some of their highest levels in years.      Foreign bonds produced mixed results for      some limited exposure to government
In December, yields were over 14%.          the year. For most of the year, hedging       markets and our high-quality investment
Spreads over comparable Treasuries were     continued to provide an edge in overseas      grade bond exposure.
also wide at well over 900 basis points.    markets as the strong dollar sent
  There was great disparity in high-        investors seeking U.S. paper. (At year-       WHAT WERE CONDITIONS LIKE AS THE FISCAL
yield bond sectors. Like the rest of the    end, however, unhedged foreign positions      YEAR CLOSED DECEMBER 31, 2000?
bond market, the higher the quality, the    benefited from a weakening dollar.) The       In December, the Fed changed its bias
better the return. BB-rated bonds, the      exception was emerging-markets debt,          from tightening to easing. This could
highest-rated high-yield bond category,     which produced double-digit returns,          pave the way for the possibility of
for instance, actually had positive         making it one of the strongest fixed-         interest-rate cuts in the future.
returns for the year, whereas B, CCC and    income market sectors for the year.              Cash began to flow back into credit
non-rated bonds produced negative                                                         markets, especially the high-yield
returns.                                    HOW DID YOU MANAGE THE FUND?                  market, in December.
   As the economy slowed and earnings       With continued evidence of a slowing
warnings proliferated, the high-yield       economy and anticipation of lower
bond market default rate rose. At first     interest rates, we increased the
glance this would seem negative, but        duration of the fund in the final
there is a positive aspect to this          quarter. For most of the year, we held
trend. Yields tend to peak before           the fund's duration at slightly more
default rates peak. That is, the market     than 5.5 years. By year-end, however,
prices in the increased default rate        the fund's duration was approximately
before it actually happens. So with         6.5 years.
December's strong rebound, it's possible       Fund performance was negatively
we are witnessing the start of a high-      impacted by our high-yield and non-
yield market recovery.                      dollar exposure. The high-yield market
                                            struggled most of the year, but did
                                            rebound some late in December. Fund

                         AIM V.I. DIVERSIFIED INCOME FUND                     81

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE
U.S. DOLLAR DENOMINATED BONDS & NOTES - 78.96%

AIR FREIGHT - 0.43%

Atlas Air, Inc., Sr. Unsec. Notes, 10.75%, 08/01/05      $  350,000 $   362,250
===============================================================================

AIRLINES - 2.58%

Air 2 US - Series C, Equipment Trust Ctfs., 10.13%,
 10/01/20 (Acquired 10/28/99; Cost $550,000)(a)             550,000     587,741
-------------------------------------------------------------------------------
Delta Air Lines, Inc.,
 Unsec. Notes, 7.90%, 12/15/09                              500,000     480,820
-------------------------------------------------------------------------------
 Deb., 10.38%, 12/15/22                                     600,000     628,974
-------------------------------------------------------------------------------
Dunlop Standard Aerospace Holdings PLC (United
 Kingdom), Sr. Unsec. Sub. Yankee Notes,
 11.88%, 05/15/09                                           460,000     461,150
===============================================================================
                                                                      2,158,685
===============================================================================

AUTOMOBILES - 1.47%

DaimlerChrysler N.A. Holding Corp.,
 Gtd. Unsec. Notes, 7.40%, 01/20/05                         870,000     876,377
-------------------------------------------------------------------------------
 Gtd. Notes, 8.00%, 06/15/10                                350,000     353,818
===============================================================================
                                                                      1,230,195
===============================================================================

BANKS (MAJOR REGIONAL) - 3.27%

BB&T Corp., RAPS Sub. Notes, 6.38%, 06/30/05                400,000     387,468
-------------------------------------------------------------------------------
Crestar Financial Corp., Sub. Notes, 8.75%, 11/15/04         90,000      96,435
-------------------------------------------------------------------------------
Midland Bank PLC (United Kingdom), Unsec. Sub. Yankee
 Notes, 7.65%, 05/01/25                                     245,000     253,717
-------------------------------------------------------------------------------
NCNB Corp., Sub. Notes, 9.38%, 09/15/09                     500,000     570,560
-------------------------------------------------------------------------------
Regions Financial Corp., Putable Sub. Notes,
 7.75%, 09/15/24                                            500,000     518,590
-------------------------------------------------------------------------------
Republic New York Corp.,
 Sub. Deb., 9.50%, 04/15/14                                 350,000     408,649
-------------------------------------------------------------------------------
 Sub. Notes, 9.70%, 02/01/09                                440,000     501,732
===============================================================================
                                                                      2,737,151
===============================================================================

BANKS (MONEY CENTER) - 1.51%

BSCH Issuances Ltd. (Cayman Islands), Gtd. Sub. Yankee
 Bonds, 7.63%, 09/14/10                                     350,000     355,698
-------------------------------------------------------------------------------
First Union Corp., Putable Unsec. Deb.,
 6.55%, 10/15/35                                            100,000      97,746
-------------------------------------------------------------------------------
 7.50%, 04/15/35                                            800,000     810,824
===============================================================================
                                                                      1,264,268
===============================================================================

BANKS (REGIONAL) - 2.23%

Banponce Trust I - Series A, Gtd. Notes,
 8.33%, 02/01/27                                            250,000     222,392
-------------------------------------------------------------------------------
Mercantile Bancorp. Inc., Jr. Unsec. Sub. Notes, 7.30%,
 06/15/07                                                   500,000     510,560
-------------------------------------------------------------------------------
NBD Bank N.A. Michigan, Putable Unsec. Sub. Deb.,
 8.25%, 11/01/24                                            435,000     468,486
-------------------------------------------------------------------------------
Riggs Capital Trust II - Series C, Gtd. Sec. Bonds,
 8.88%, 03/15/27                                            500,000     318,935
-------------------------------------------------------------------------------
Union Planters Bank N.A., Unsec. Sub. Notes,
 6.50%, 03/15/08                                            190,000     174,234
-------------------------------------------------------------------------------
Union Planters Capital Trust, Gtd. Bonds, 8.20%,
 12/15/26                                                   200,000     171,566
===============================================================================
                                                                      1,866,173
===============================================================================

                                                        PRINCIPAL    MARKET
                                                          AMOUNT      VALUE
BROADCASTING (TELEVISION, RADIO & CABLE) - 9.75%

Adelphia Communications Corp., Sr. Unsec. Notes,
 10.88%, 10/01/10                                       $  350,000 $   336,000
------------------------------------------------------------------------------
AT&T Corp. - Liberty Media Corp.,
 Sr. Unsec. Bonds, 7.88%, 07/15/09                         190,000     187,165
------------------------------------------------------------------------------
 Sr. Unsec. Deb., 8.25%, 02/01/30                          525,000     481,378
------------------------------------------------------------------------------
British Sky Broadcasting Group PLC (United Kingdom),
 Sr. Unsec. Gtd. Yankee Notes,
 8.20%, 07/15/09                                           795,000     754,352
------------------------------------------------------------------------------
Clear Channel Communications, Inc., Unsec. Deb.,
 7.25%, 10/15/27                                           200,000     180,166
------------------------------------------------------------------------------
Comcast Cable Communications, Unsec. Unsub. Notes,
 8.50%, 05/01/27                                           500,000     546,410
------------------------------------------------------------------------------
Cox Enterprises, Inc., Notes, 8.00%, 02/15/07
 (Acquired 02/16/00; Cost $496,265)(a)                     500,000     514,840
------------------------------------------------------------------------------
CSC Holdings Inc.,
 Sr. Unsec. Deb., 7.63%, 07/15/18                          550,000     506,770
------------------------------------------------------------------------------
 Sr. Unsec. Notes, 7.88%, 12/15/07                       1,050,000   1,061,476
------------------------------------------------------------------------------
 Sr. Unsec. Deb., 7.88%, 02/15/18                          500,000     472,220
------------------------------------------------------------------------------
 Series B, Sr. Unsec. Notes, 8.13%, 07/15/09               350,000     359,562
------------------------------------------------------------------------------
Fox Family Worldwide, Inc., Sr. Unsec. Disc. Notes,
 10.25%, 11/01/07(b)                                       600,000     463,500
------------------------------------------------------------------------------
Knology Holdings, Inc., Sr. Unsub. Disc. Notes,
 11.88%, 10/15/07(b)                                     1,000,000     202,500
------------------------------------------------------------------------------
Lenfest Communications, Inc.,
 Sr. Unsec. Sub. Notes, 8.25%, 02/15/08                    800,000     833,768
------------------------------------------------------------------------------
 Sr. Unsec. Notes, 8.38%, 11/01/05                       1,000,000   1,072,520
------------------------------------------------------------------------------
United Pan-Europe Communications N.V. (Netherlands) -
  Series B, Sr. Unsec. Disc. Yankee Notes, 13.75%,
 02/01/10(b)                                               600,000     189,000
==============================================================================
                                                                     8,161,627
==============================================================================

COMPUTERS (NETWORKING) - 0.40%

Exodus Communications, Inc., Sr. Unsec. Notes, 11.25%,
 07/01/08                                                  375,000     331,875
==============================================================================

COMPUTERS (PERIPHERALS) - 0.25%

Equinix, Inc., Sr. Unsec. Notes, 13.00%, 12/01/07          300,000     210,750
==============================================================================

CONSUMER FINANCE - 2.00%

American General Finance Corp., Sr. Putable Notes,
 8.45%, 10/15/09                                           300,000     326,415
------------------------------------------------------------------------------
Capital One Financial Corp., Unsec. Notes,
 7.25%, 05/01/06                                           530,000     494,856
------------------------------------------------------------------------------
Household Finance Corp., Sr. Unsec. Notes,
 6.88%, 03/01/07                                           400,000     394,148
------------------------------------------------------------------------------
MBNA Capital - Series A, Gtd. Bonds,
 8.28%, 12/01/26                                           550,000     458,188
==============================================================================
                                                                     1,673,607
==============================================================================

82                      AIM V.I. DIVERSIFIED INCOME FUND

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE
ELECTRIC COMPANIES - 6.16%

CILCORP, Inc., Sr. Unsec. Bonds, 9.38%, 10/15/29         $  450,000 $   499,788
-------------------------------------------------------------------------------
Cleveland Electric Illuminating Co. (The),
 First Mortgage Bonds, 6.86%, 10/01/08                      270,000     266,644
-------------------------------------------------------------------------------
 Series D, Sr. Sec. Notes, 7.88%, 11/01/17                  500,000     507,675
-------------------------------------------------------------------------------
El Paso Electric Co.,
 Series D, Sec. First Mortgage Bonds,
 8.90%, 02/01/06                                            400,000     431,612
-------------------------------------------------------------------------------
 Series E, Sec. First Mortgage Bonds,
 9.40%, 05/01/11                                            150,000     162,964
-------------------------------------------------------------------------------
Niagara Mohawk Power Corp. - Series H, Sr. Unsec. Disc.
 Notes, 8.50%, 07/01/10(b)                                2,000,000   1,730,960
-------------------------------------------------------------------------------
Public Service Company of New Mexico - Series A,
 Sr. Unsec. Notes, 7.10%, 08/01/05                          140,000     135,649
-------------------------------------------------------------------------------
Southern Energy, Inc., Sr. Notes, 7.90%, 07/15/09
 (Acquired 12/03/99; Cost $980,670)(a)                    1,000,000   1,002,970
-------------------------------------------------------------------------------
Texas-New Mexico Power Co., Sr. Sec. Notes,
 6.25%, 01/15/09                                            450,000     414,792
===============================================================================
                                                                      5,153,054
===============================================================================

ELECTRICAL EQUIPMENT - 0.63%

Emerson Electric Co., Unsec. Notes, 7.13%, 08/15/10         500,000     529,555
===============================================================================

ELECTRONICS (COMPONENT DISTRIBUTORS) - 0.61%

Israel Electric Corp. Ltd. (Israel),
 Sr. Sec. Medium Term Yankee Notes, 7.75%, 03/01/09
 (Acquired 04/13/00; Cost $320,720)(a)                      330,000     328,172
-------------------------------------------------------------------------------
 Yankee Deb., 7.75%, 12/15/27 (Acquired
 06/09/00; Cost $175,596)(a)                                200,000     177,970
===============================================================================
                                                                        506,142
===============================================================================

ENGINEERING & CONSTRUCTION - 0.31%

Washington Group International, Inc., Sr. Unsec. Gtd.
 Notes, 11.00%, 07/01/10(c)                                 350,000     261,625
===============================================================================

ENTERTAINMENT - 2.05%

Callahan Nordrhein Westfalen (Germany), Sr. Unsec.
 Yankee Notes, 14.00%, 07/15/10 (Acquired
 06/29/00-08/11/00; Cost $278,750)(a)                       280,000     253,400
-------------------------------------------------------------------------------
Time Warner Inc.,
 Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24                      200,000     200,006
-------------------------------------------------------------------------------
 Unsec. Deb., 8.05%, 01/15/16                               100,000     104,786
-------------------------------------------------------------------------------
 Unsec. Deb., 9.13%, 01/15/13                               400,000     464,108
-------------------------------------------------------------------------------
 Unsec. Deb., 9.15%, 02/01/23                               600,000     697,146
===============================================================================
                                                                      1,719,446
===============================================================================

FINANCIAL (DIVERSIFIED) - 2.88%

AIG SunAmerica Global Financing I, Sr. Unsec. Unsub.
 Notes, 7.40%, 05/05/03 (Acquired 10/17/00; Cost
 $254,103)(a)                                               250,000     257,355
-------------------------------------------------------------------------------
AIG SunAmerica Global Financing II, Sr. Sec. Notes,
 7.60%, 06/15/05 (Acquired 06/08/00;
 Cost $350,000)(a)                                          350,000     369,792
-------------------------------------------------------------------------------

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE
FINANCIAL (DIVERSIFIED) - (CONTINUED)

Ford Holdings, Inc., Unsec. Unsub. Gtd. Deb.,
 9.30%, 03/01/30                                         $  180,000 $   204,849
-------------------------------------------------------------------------------
Heller Financial, Inc., Sr. Unsec. Notes,
 8.00%, 06/15/05                                            250,000     259,030
-------------------------------------------------------------------------------
Hutchison Delta Finance Ltd. - Series REGS (Cayman
 Islands), Conv. Gtd. Unsec. Euro Notes,
 7.00%, 11/08/02                                            500,000     598,750
-------------------------------------------------------------------------------
Pinnacle Partners, Sr. Notes, 8.83%, 08/15/04 (Acquired
 08/02/00; Cost $500,000)(a)                                500,000     517,415
-------------------------------------------------------------------------------
Source One Mortgage Services Corp., Deb.,
 9.00%, 06/01/12                                            180,000     207,005
===============================================================================
                                                                      2,414,196
===============================================================================

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 0.52%

Hollywood Casino Corp., Sr. Sec. Gtd. Notes,
 11.25%, 05/01/07                                           125,000     129,062
-------------------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec. Sub. Notes,
 8.88%, 09/15/08                                            300,000     304,500
===============================================================================
                                                                        433,562
===============================================================================

HEALTH CARE (DRUGS - GENERIC & OTHER) - 0.61%

Warner Chilcott, Inc., Sr. Unsec. Gtd. Sub. Notes,
 12.63%, 02/15/08(c)                                        500,000     512,500
===============================================================================

HOMEBUILDING - 0.30%

K. Hovanian Enterprises Inc., Sr. Unsec. Gtd. Notes,
 10.50%, 10/01/07(c)                                        270,000     249,750
===============================================================================

HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.48%

Procter & Gamble Co. (The), Putable Deb.,
 8.00%, 09/01/24                                            350,000     399,962
===============================================================================

INSURANCE (LIFE/HEALTH) - 0.30%

Americo Life, Inc., Sr. Sub. Notes, 9.25%, 06/01/05          75,000      70,875
-------------------------------------------------------------------------------
Torchmark Corp., Notes, 7.88%, 05/15/23                     200,000     182,984
===============================================================================
                                                                        253,859
===============================================================================

INSURANCE (PROPERTY - CASUALTY) - 0.57%

GE Global Insurance Holdings Corp., Unsec. Notes,
 7.75%, 06/15/30                                            450,000     478,975
===============================================================================

INVESTMENT BANKING/BROKERAGE - 2.06%

Lehman Brothers Holdings Inc.,
 Unsec. Notes, 8.50%, 08/01/15                              660,000     699,996
-------------------------------------------------------------------------------
 Putable Sr. Notes, 8.80%, 03/01/15                         230,000     249,552
-------------------------------------------------------------------------------
 Series E, Medium Term Disc. Notes,
 9.26%, 02/10/28(d)                                       1,300,000     114,920
-------------------------------------------------------------------------------
Lehman Brothers Inc., Sr. Sub. Notes,
 7.38%, 01/15/07                                            470,000     473,713
-------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Unsec. Notes,
 6.88%, 11/15/18                                            200,000     187,532
===============================================================================
                                                                      1,725,713
===============================================================================

LODGING - HOTELS - 0.60%

John Q. Hammons Hotels, Inc., Sec. First Mortgage
 Notes, 9.75%, 10/01/05                                     550,000     500,500
===============================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND                     83

                                                       PRINCIPAL    MARKET
                                                         AMOUNT      VALUE
MACHINERY (DIVERSIFIED) - 0.21%

Actuant Corp., Sr. Unsec. Gtd. Sub. Bonds,
 13.00%, 05/01/09                                      $  185,000 $   172,975
=============================================================================

MANUFACTURING (DIVERSIFIED) - 1.09%

Glenoit Corp., Sr. Unsec. Gtd. Sub. Notes,
 11.00%, 04/15/07(e)                                      340,000      42,500
-----------------------------------------------------------------------------
Honeywell International Inc., Unsec. Unsub. Notes,
 7.50%, 03/01/10                                          800,000     866,768
=============================================================================
                                                                      909,268
=============================================================================

MANUFACTURING (SPECIALIZED) - 0.62%

MMI Products, Inc. - Series B, Sr. Unsec. Sub. Notes,
 11.25%, 04/15/07                                         380,000     372,400
-----------------------------------------------------------------------------
Tekni-Plex, Inc. - Series B, Sr. Unsec. Gtd. Sub.
 Notes, 12.75%, 06/15/10                                  185,000     148,925
=============================================================================
                                                                      521,325
=============================================================================

METALS MINING - 0.56%

Centaur Mining and Exploration Ltd. (Australia), Sr.
 Gtd. Yankee Notes, 11.00%, 12/01/07                      550,000     101,750
-----------------------------------------------------------------------------
Rio Algom Ltd. (Canada), Unsec. Yankee Deb., 7.05%,
 11/01/05                                                 370,000     370,115
=============================================================================
                                                                      471,865
=============================================================================

NATURAL GAS - 4.54%

Coastal Corp. (The), Sr. Putable Unsec. Deb.,
 6.70%, 02/15/27                                          450,000     446,958
-----------------------------------------------------------------------------
Dynegy Inc., Sr. Unsec. Deb., 7.13%, 05/15/18             600,000     566,508
-----------------------------------------------------------------------------
Enron Corp. - Series A, Medium Term Notes,
 8.38%, 05/23/05                                          200,000     214,462
-----------------------------------------------------------------------------
KeySpan Corp., Sr. Unsec. Unsub. Notes,
 7.25%, 11/15/05                                          250,000     260,115
-----------------------------------------------------------------------------
KN Capital Trust I - Series B, Unsec. Gtd. Bonds,
 8.56%, 04/15/27                                          350,000     328,080
-----------------------------------------------------------------------------
Northern Border Partners, L.P. - Series A, Sr. Gtd.
 Unsec. Unsub. Notes, 8.88%, 06/15/10                     600,000     652,710
-----------------------------------------------------------------------------
Nova Gas Transmission Ltd. (Canada), Yankee Deb.,
 8.50%, 12/15/12                                          500,000     559,900
-----------------------------------------------------------------------------
Sonat Inc., Sr. Unsec. Notes, 7.63%, 07/15/11             500,000     523,425
-----------------------------------------------------------------------------
Williams Cos., Inc. (The), Notes, 7.63%, 07/15/19         250,000     250,470
=============================================================================
                                                                    3,802,628
=============================================================================

OIL & GAS (DRILLING & EQUIPMENT) - 2.26%

NRG Energy, Inc., Sr. Unsec. Notes, 7.50%, 06/01/09       500,000     497,775
-----------------------------------------------------------------------------
Petroleum Geo-Services A.S.A. (Norway),
 Sr. Unsec. Yankee Notes, 7.13%, 03/30/28                 200,000     161,692
-----------------------------------------------------------------------------
 Yankee Notes, 7.50%, 03/31/07                            550,000     551,931
-----------------------------------------------------------------------------
Pride International, Inc., Sr. Unsec. Notes,
 10.00%, 06/01/09                                         100,000     105,000
-----------------------------------------------------------------------------
R & B Falcon Corp. - Series B, Sr. Unsec. Notes,
 6.95%, 04/15/08                                          620,000     573,500
=============================================================================
                                                                    1,889,898
=============================================================================

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE
OIL & GAS (EXPLORATION & PRODUCTION) - 3.41%

Anadarko Petroleum Corp., Unsec. Deb.,
 7.73%, 09/15/96                                         $  200,000 $   208,880
-------------------------------------------------------------------------------
Louis Dreyfus Natural Gas Corp., Unsec. Notes, 6.88%,
 12/01/07                                                   500,000     494,835
-------------------------------------------------------------------------------
Noble Affiliates, Inc., Sr. Unsec. Notes,
 8.00%, 04/01/27                                            400,000     403,016
-------------------------------------------------------------------------------
ONEOK, Inc., Unsec. Notes, 7.75%, 08/15/06                  400,000     416,156
-------------------------------------------------------------------------------
Parker & Parsley Petroleum Co., Sr. Unsec. Notes,
 8.25%, 08/15/07                                            300,000     300,528
-------------------------------------------------------------------------------
Talisman Energy Inc. (Canada), Unsec. Unsub. Yankee
 Deb., 7.13%, 06/01/07                                      500,000     504,860
-------------------------------------------------------------------------------
Triton Energy Ltd. (Cayman Islands), Sr. Unsec. Yankee
 Notes, 8.88%, 10/01/07                                     165,000     167,475
-------------------------------------------------------------------------------
Union Pacific Resources Group Inc., Unsec. Deb., 7.50%,
 10/15/26                                                   350,000     356,734
===============================================================================
                                                                      2,852,484
===============================================================================

OIL & GAS (REFINING & MARKETING) - 0.73%

Petroleos Mexicanos (Mexico) - Series P, Putable Unsec.
 Unsub. Yankee Notes, 9.50%, 09/15/27                       400,000     421,352
-------------------------------------------------------------------------------
Texas Petrochemical Corp., Sr. Unsec. Sub. Notes,
 11.13%, 07/01/06                                           250,000     188,750
===============================================================================
                                                                        610,102
===============================================================================

OIL (DOMESTIC INTEGRATED) - 1.51%

Amerada Hess Corp., Bonds, 7.88%, 10/01/29                  450,000     494,019
-------------------------------------------------------------------------------
Occidental Petroleum Corp., Sr. Unsec. Notes,
 8.45%, 02/15/29                                            700,000     773,514
===============================================================================
                                                                      1,267,533
===============================================================================

OIL (INTERNATIONAL INTEGRATED) - 1.11%

YPF Sociedad Anonima (Argentina),
 Yankee Notes, 8.00%, 02/15/04                              365,000     361,978
-------------------------------------------------------------------------------
 Yankee Bonds, 9.13%, 02/24/09                              550,000     564,328
===============================================================================
                                                                        926,306
===============================================================================

PAPER & FOREST PRODUCTS - 0.74%

Domtar, Inc. (Canada), Unsec. Yankee Deb.,
 9.50%, 08/01/16                                            600,000     620,250
===============================================================================

PHOTOGRAPHY/IMAGING - 0.08%

Polaroid Corp., Sr. Unsec. Notes, 11.50%, 02/15/06          120,000      70,200
===============================================================================

POWER PRODUCERS (INDEPENDENT) - 0.50%

AES Corp. (The), Sr. Unsec. Notes, 9.50%, 06/01/09          400,000     416,000
===============================================================================

PUBLISHING (NEWSPAPERS) - 2.80%

News America Holdings, Inc.,
 Sr. Unsec. Gtd. Putable Bonds, 7.43%, 10/01/26             500,000     490,170
-------------------------------------------------------------------------------
 Putable Notes, 8.45%, 08/01/34                             700,000     726,915
-------------------------------------------------------------------------------
 Sr. Gtd. Deb., 9.25%, 02/01/13                           1,000,000   1,070,360
-------------------------------------------------------------------------------
Tribune Co., Unsec. Sub. PHONES, 2.00%, 05/15/29                700      60,288
===============================================================================
                                                                      2,347,733
===============================================================================

84                      AIM V.I. DIVERSIFIED INCOME FUND

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE
RAILROADS - 1.44%

CSX Corp., Sr. Unsec. Putable Deb., 7.25%, 05/01/27      $1,000,000 $ 1,021,300
-------------------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec. Gtd. Sub.
 Notes, 12.88%, 08/15/10                                    200,000     181,000
===============================================================================
                                                                      1,202,300
===============================================================================

REAL ESTATE INVESTMENT TRUSTS - 0.87%

ERP Operating L.P., Unsec. Notes, 7.13%, 10/15/17           400,000     354,704
-------------------------------------------------------------------------------
Spieker Properties, Inc., Unsec. Unsub. Deb.,
 7.35%, 12/01/17                                            400,000     372,928
===============================================================================
                                                                        727,632
===============================================================================

RETAIL (SPECIALTY) - 0.22%

Amazon.com, Inc., Conv. Unsec. Sub. Notes,
 4.75%, 02/01/09(c)                                         500,000     187,500
===============================================================================

RETAIL (SPECIALTY-APPAREL) - 0.53%

Big 5 Corp. - Series B, Sr. Unsec. Notes,
 10.88%, 11/15/07                                           500,000     445,000
===============================================================================

SAVINGS & LOAN COMPANIES - 2.20%

Dime Capital Trust I - Series A, Gtd. Bonds,
 9.33%, 05/06/27                                            300,000     258,507
-------------------------------------------------------------------------------
St. Paul Bancorp, Inc., Sr. Unsec. Unsub. Notes, 7.13%,
 02/15/04                                                   245,000     243,812
-------------------------------------------------------------------------------
Sovereign Bancorp, Inc., Medium Term Sub. Notes, 8.00%,
 03/15/03                                                   800,000     771,760
-------------------------------------------------------------------------------
Washington Mutual Capital I, Sec. Gtd. Sub. Bonds,
 8.38%, 06/01/27                                            190,000     175,807
-------------------------------------------------------------------------------
Washington Mutual, Inc., Jr. Unsec. Sub. Notes, 8.25%,
 04/01/10                                                   375,000     395,355
===============================================================================
                                                                      1,845,241
===============================================================================

SERVICES (COMMERCIAL & CONSUMER) - 0.39%

Avis Group Holdings, Inc., Sr. Unsec. Gtd. Sub. Notes,
 11.00%, 05/01/09                                           300,000     324,750
===============================================================================

SERVICES (EMPLOYMENT) - 0.40%

MSX International, Inc., Sr. Unsec. Gtd. Sub. Notes,
 11.38%, 01/15/08                                           380,000     336,300
===============================================================================

SOVEREIGN DEBT - 1.82%

Newfoundland (Province of) (Canada), Yankee Deb.,
 9.00%, 06/01/19                                            600,000     708,258
-------------------------------------------------------------------------------
Quebec (Province of) (Canada) - Series A, Medium Term
 Putable Yankee Notes, 7.37%,
 03/06/26(b)                                                800,000     810,656
===============================================================================
                                                                      1,518,914
===============================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.52%

Crown Castle International Corp., Sr. Unsec. Notes,
 10.75%, 08/01/11                                           300,000     312,750
-------------------------------------------------------------------------------
Nextel International, Inc., Sr. Notes, 12.75%,
 08/01/10(c)                                                150,000     123,750
===============================================================================
                                                                        436,500
===============================================================================

                                                        PRINCIPAL    MARKET
                                                          AMOUNT      VALUE
TELECOMMUNICATIONS (LONG DISTANCE) - 2.90%

360networks Inc. (Canada),
 Sr. Unsec. Sub. Yankee Notes, 12.00%, 08/01/09         $  170,000 $   130,050
------------------------------------------------------------------------------
 Sr. Yankee Notes, 12.50%, 12/15/05                        210,000     174,300
------------------------------------------------------------------------------
 Sr. Unsec. Yankee Notes, 13.00%, 05/01/08                 100,000      80,000
------------------------------------------------------------------------------
Call-Net Enterprises, Inc. (Canada), Sr. Unsec. Disc.
 Yankee Notes, 8.94%, 08/15/08(b)                          290,000      88,450
------------------------------------------------------------------------------
Destia Communications, Inc., Sr. Unsec. Notes, 13.50%,
 07/15/07                                                  750,000     266,250
------------------------------------------------------------------------------
MCI Communications Corp., Sr. Unsec. Putable Deb.,
 7.13%, 06/15/27                                           500,000     506,250
------------------------------------------------------------------------------
 11.25%, 01/15/09                                          750,000     213,750
------------------------------------------------------------------------------
 12.75%, 10/15/09                                          400,000     114,000
------------------------------------------------------------------------------
Sprint Corp., Putable Deb., 9.00%, 10/15/19                320,000     335,898
------------------------------------------------------------------------------
Tele1 Europe B.V. (Netherlands), Sr. Unsec. Yankee
 Notes, 13.00%, 05/15/09                                   400,000     362,000
------------------------------------------------------------------------------
Versatel Telecom International N.V. (Netherlands), Sr.
 Yankee Notes, 13.25%, 05/15/08                            250,000     158,750
==============================================================================
                                                                     2,429,698
==============================================================================

TELEPHONE - 2.79%

AT&T Canada Inc. (Canada), Sr. Unsec. Yankee Notes,
 7.65%, 09/15/06                                           330,000     328,096
------------------------------------------------------------------------------
Intermedia Communications Inc. - Series B, Sr. Disc.
 Notes, 11.25%, 07/15/07(b)                                350,000     211,750
------------------------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes, 13.00%, 08/15/10            275,000     193,875
------------------------------------------------------------------------------
NTL Inc. - Series B, Sr. Notes, 11.50%, 02/01/06(b)        230,000     201,250
------------------------------------------------------------------------------
Qwest Capital Funding Inc., Unsec. Gtd. Notes, 7.90%,
 08/15/10 (Acquired 08/24/00; Cost $451,449)(a)            450,000     465,993
------------------------------------------------------------------------------
Verizon Global Funding Corp. - Series REGS, Conv. Euro
 Bonds, 4.25%, 09/15/05                                    500,000     518,541
------------------------------------------------------------------------------
XO Communications, Inc., Sr. Unsec. Notes,
 10.75%, 11/15/08                                          500,000     415,000
==============================================================================
                                                                     2,334,505
==============================================================================

WASTE MANAGEMENT - 2.75%

Allied Waste North America Inc. - Series B, Sr. Unsec.
 Gtd. Sub. Notes, 10.00%, 08/01/09                         345,000     326,025
------------------------------------------------------------------------------
Browning-Ferris Industries, Inc.,
 Unsec. Deb., 7.40%, 09/15/35                              300,000     217,500
------------------------------------------------------------------------------
 Deb., 9.25%, 05/01/21                                     350,000     313,250
------------------------------------------------------------------------------
Waste Management, Inc.,
 Putable Unsec. Notes, 7.10%, 08/01/26                   1,300,000   1,288,664
------------------------------------------------------------------------------
 Sr. Unsec. Notes, 7.13%, 12/15/17                         175,000     156,482
==============================================================================
                                                                     2,301,921
==============================================================================
  Total U.S. Dollar Denominated Bonds & Notes
   (Cost $69,937,429)                                               66,104,248
==============================================================================

                        AIM V.I. DIVERSIFIED INCOME FUND                    85

                                                          PRINCIPAL  MARKET
                                                          AMOUNT(f)   VALUE
NON-U.S. DOLLAR DENOMINATED BONDS & NOTES - 10.18%

CANADA - 6.08%

AT&T Canada Inc. (Telephone), Sr. Unsec. Unsub. Notes,
 7.15%, 09/23/04                                     CAD    700,000 $ 460,887
-----------------------------------------------------------------------------
Bell Mobility Cellular Inc. (Telecommunications -
 Cellular/Wireless), Unsec. Deb.,
 6.55%, 06/02/08                                     CAD    750,000   491,232
-----------------------------------------------------------------------------
Canadian Pacific Ltd. (Manufacturing - Diversified),
 Unsec. Medium Term Notes, 5.85%, 03/30/09 (Acquired
 03/24/99; Cost $330,654)(a)                         CAD    500,000   311,213
-----------------------------------------------------------------------------
Clearnet Communications Inc. (Telecommunications -
 Cellular/Wireless)
 Sr. Unsec. Disc. Notes, 10.40%, 05/15/08(b)         CAD  1,600,000   879,941
-----------------------------------------------------------------------------
 Sr. Disc. Notes, 11.75%, 08/13/07(b)                CAD  1,500,000   887,441
-----------------------------------------------------------------------------
Export Development Corp. (Sovereign Debt),
 Sr. Unsec. Unsub. Bonds, 6.50%, 12/21/04            NZD    270,000   117,675
-----------------------------------------------------------------------------
Microcell Telecommunications Inc. (Telecommunications -
  Cellular/Wireless) - Series B, Sr. Unsec. Disc. Notes,
 11.13%, 10/15/07(b)                                 CAD  1,000,000   471,635
-----------------------------------------------------------------------------
Ontario (Province of) (Sovereign Debt), Unsec.
 Unsub. Notes, 6.25%, 12/03/08                       NZD    700,000   299,931
-----------------------------------------------------------------------------
Rogers Cablesystems Ltd. (Broadcasting-Television, Radio
 & Cable), Sr. Sec. Second Priority Deb.,
 9.65%, 01/15/14                                     CAD    600,000   410,973
-----------------------------------------------------------------------------
TransCanada PipeLines Ltd. (Natural Gas) - Series Q,
 Deb., 10.63%, 10/20/09                              CAD    500,000   423,735
-----------------------------------------------------------------------------
Westcoast Energy Inc. (Natural Gas) - Series V,
 Unsec. Deb., 6.45%, 12/18/06(c)                     CAD    500,000   338,077
=============================================================================
                                                                    5,092,740
=============================================================================

CAYMAN ISLANDS - 0.86%

Sutton Bridge Financing Ltd. (Electric Companies),
 Gtd. Notes, 8.63%, 06/30/22(c)                      GBP    450,000   721,742
=============================================================================

FRANCE - 0.47%

Vivendi Environnement (Services - Commercial &
 Consumer), Sr. Conv. Gtd. Bonds,
 1.50%, 01/01/05                                     EUR    150,000   392,543
=============================================================================

NETHERLANDS - 1.12%

Grapes Communications N.V. (Telecommunications -
  Cellular/Wireless), Sr. Notes, 13.50%, 05/15/10    EUR    600,000   270,446
-----------------------------------------------------------------------------
Tecnost International Finance N.V. (Telephone) -
 Series E, Gtd. Medium Term Euro Notes,
 6.13%, 07/30/09                                     EUR    270,000   242,136
-----------------------------------------------------------------------------
Tele1 Europe B.V. (Telecommunications - Long Distance),
 Sr. Euro Notes, 11.88%, 12/01/09                    EUR    500,000   423,671
=============================================================================
                                                                      936,253
=============================================================================

NEW ZEALAND - 0.51%

Inter-American Development Bank (Banks - Money Center),
 Unsec. Bonds, 5.75%, 04/15/04                       NZD  1,000,000   427,897
=============================================================================

NORWAY - 0.26%

Enitel ASA (Telecommunications - Long Distance),
 Sr. Unsec. Unsub. Euro Notes, 12.50%, 04/15/10      EUR    380,000   217,672
=============================================================================

                                                            PRINCIPAL  MARKET
                                                            AMOUNT(f)   VALUE
UNITED KINGDOM - 0.69%

British Sky Broadcasting Group PLC (Broadcasting -
  Television, Radio & Cable), Sr. Gtd. Unsec. Unsub.
 Bonds, 7.75%, 07/09/09                                GBP   270,000  $ 378,932
-------------------------------------------------------------------------------
Jazztel PLC (Telephone), Sr. Unsec. Notes,
 13.25%, 12/15/09                                      EUR   310,000    196,380
===============================================================================
                                                                        575,312
===============================================================================

UNITED STATES OF AMERICA - 0.19%

John Hancock Global Funding Ltd. (Insurance -
  Life/Health) - Series 99-H, Sr. Sec. Sub. Medium Term
 Notes, 6.75%, 02/15/06                                AUD   275,000    155,662
===============================================================================
Total Non-U.S. Dollar Denominated Bonds & Notes
 (Cost $9,788,770)                                                    8,519,821
===============================================================================
                                                             SHARES
STOCKS & OTHER EQUITY INTERESTS - 2.15%

BANKS (MAJOR REGIONAL) - 1.16%

Societe Generale - Class A (France)                            8,600    534,620
-------------------------------------------------------------------------------
Westpac Banking Corp., Ltd. (Australia)                       60,000    440,429
===============================================================================
                                                                        975,049
===============================================================================

BANKS (REGIONAL) - 0.76%

First Republic Capital Corp. - Series A - Pfd. (Acquired
 05/26/99; Cost $750,000)(a)                                     750    639,188
===============================================================================

BROADCASTING (TELEVISION, RADIO & CABLE) - 0.00%

Knology Inc. - Wts., expiring 10/22/07(c)(g)(h)                1,000      1,000
===============================================================================

COMMUNICATIONS EQUIPMENT - 0.00%

Loral Space & Communications Ltd.(h)                             351      1,119
===============================================================================

COMPUTERS (PERIPHERALS) - 0.04%

Equinix, Inc. - Wts., expiring 12/01/07(c)(g)(h)                 300     31,575
===============================================================================

ELECTRICAL EQUIPMENT - 0.00%

Electronic Retailing Systems International, Inc. - Wts.,
 expiring 02/01/04(g)(h)                                         590        590
===============================================================================

METAL FABRICATORS - 0.00%

Gulf States Steel, Inc. - Wts., expiring 04/15/03(g)(h)          230          2
===============================================================================

RAILROADS - 0.00%

Railamerica Transportation Corp. -  Wts., expiring
 08/15/10(c)(g)(h)                                               200      2,050
===============================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.11%

Grapes Communications N.V. (Netherlands) - Wts., expiring
 05/15/10(g)(h)                                                  600      2,958
-------------------------------------------------------------------------------
WebLink Wireless, Inc.(h)                                     25,125     86,367
===============================================================================
                                                                         89,325
===============================================================================

TELECOMMUNICATIONS (LONG DISTANCE) - 0.08%

Enitel ASA (Norway) - Wts., expiring 04/03/05(g)(h)              380      2,676
-------------------------------------------------------------------------------
Tele1 Europe B.V. - ADR (Netherlands)(h)                       7,045     32,583
-------------------------------------------------------------------------------
Versatel Telecom International N.V. - ADR (Netherlands)(h)     3,223     27,798
===============================================================================
                                                                         63,057
===============================================================================

86                      AIM V.I. DIVERSIFIED INCOME FUND

                                                                     MARKET
                                                          SHARES      VALUE
TELEPHONE - 0.00%

NTELOS Inc. - Wts., expiring 08/15/10(c)(g)(h)                 275 $     2,063
==============================================================================
  Total Stocks & Other Equity Interests
   (Cost $2,152,089)                                                 1,805,018
==============================================================================
                                                         PRINCIPAL
                                                          AMOUNT
ASSET-BACKED SECURITIES - 1.94%

AIRLINES - 0.82%

Airplanes Pass Through Trust - Series D, Gtd. Sub. Euro
 Notes, 10.88%, 03/15/19                                 $ 296,310     219,164
------------------------------------------------------------------------------
United Air Lines, Inc. - Series 95A2, Pass Through
 Ctfs., 9.56%, 10/19/18                                    425,000     468,133
==============================================================================
                                                                       687,297
==============================================================================

FINANCIAL (DIVERSIFIED) - 1.12%

Beaver Valley II Funding Corp., Sec. Lease
 Obligations Deb., 9.00%, 06/01/17                         250,000     274,633
------------------------------------------------------------------------------
Citicorp Lease - Class A2, Series 1999-1, Pass Through
 Ctfs., 8.04%, 12/15/19 (Acquired 06/01/00-07/14/00;
 Cost $646,875)(a)                                         650,000     661,726
==============================================================================
                                                                       936,359
==============================================================================
  Total Asset-Backed Securities (Cost $1,681,301)                    1,623,656
==============================================================================

U.S. GOVERNMENT AGENCY SECURITIES - 1.08%

FEDERAL HOME LOAN MORTGAGE CORP. ("FHLMC") - 0.03%

Medium Term Notes,
 8.50%, 03/01/10                                            21,028      21,699
==============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - 1.05%

Pass Through Ctfs.,
 7.50%, 04/01/29 to 10/01/29                               867,667     881,390
==============================================================================
  Total U.S. Government Agency Securities
   (Cost $888,383)                                                     903,089
==============================================================================

U.S. TREASURY SECURITIES - 0.77%

U.S. TREASURY BONDS - 0.77%

 6.13%, 11/15/27 (Cost $617,531)                           600,000     645,948
==============================================================================
                                                          SHARES
MONEY MARKET FUNDS - 3.10%

STIC Liquid Assets Portfolio(i)                          1,296,929   1,296,929
------------------------------------------------------------------------------
STIC Prime Portfolio(i)                                  1,296,929   1,296,929
==============================================================================
  Total Money Market Funds (Cost $2,593,858)                         2,593,858
==============================================================================
TOTAL INVESTMENTS - 98.18%
 (Cost $87,659,361)                                                 82,195,638
==============================================================================
OTHER ASSETS LESS LIABILITIES - 1.82%                                1,526,449
==============================================================================
NET ASSETS - 100.00%                                               $83,722,087
==============================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
AUD    - Australian Dollar
CAD    - Canadian Dollar
Conv.  - Convertible
Ctfs.  - Certificates
Deb.   - Debentures
Disc.  - Discounted
EUR    - Euro
GBP    - British Pound Sterling
Gtd.   - Guaranteed
Jr.    - Junior
NZD    - New Zealand Dollar
Pfd.   - Preferred
PHONES - Participation Hybrid Option Note Exchangeable Securities
RAPS   - Redeemable and Putable Securities
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 12/31/00 was $6,087,775, which represented 7.27% of the Fund's net assets.
(b) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.
(d) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(e) Defaulted security. Currently, the issuer is partially in default with respect to interest payments.
(f) Foreign denominated security. Par value is denominated in currency indicated.
(g) Acquired as part of a unit with or in exchange for other securities.
(h) Non-income producing security.
(i) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                       AIM V.I. DIVERSIFIED INCOME FUND                      87

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $87,659,361)  $82,195,638
------------------------------------------------------------
Foreign currencies, at value (cost $14,491)           14,632
------------------------------------------------------------
Receivables for:
 Investments sold                                    108,021
------------------------------------------------------------
 Fund shares sold                                     67,890
------------------------------------------------------------
 Dividends and interest                            1,717,330
------------------------------------------------------------
Investment for deferred compensation plan             36,997
------------------------------------------------------------
Other assets                                           2,242
============================================================
  Total assets                                    84,142,750
============================================================

LIABILITIES:

Payables for:
 Fund shares reacquired                               20,801
------------------------------------------------------------
 Foreign currency contracts closed                     1,961
------------------------------------------------------------
 Foreign currency contracts outstanding              170,562
------------------------------------------------------------
 Deferred compensation plan                           36,997
------------------------------------------------------------
Accrued advisory fees                                 40,775
------------------------------------------------------------
Accrued administrative services fees                 114,974
------------------------------------------------------------
Accrued operating expenses                            34,593
============================================================
  Total liabilities                                  420,663
============================================================
Net assets applicable to shares outstanding      $83,722,087
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Outstanding                                        8,826,663
============================================================
Net asset value                                  $      9.49
____________________________________________________________
============================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Interest                                                         $ 7,648,652
-----------------------------------------------------------------------------
Dividends (net of foreign withholding tax of $2,817)                 194,513
-----------------------------------------------------------------------------
Dividends from affiliated money market funds                         119,104
=============================================================================
  Total investment income                                          7,962,269
=============================================================================

EXPENSES:

Advisory fees                                                        546,264
-----------------------------------------------------------------------------
Administrative services fees                                         165,818
-----------------------------------------------------------------------------
Custodian fees                                                        35,181
-----------------------------------------------------------------------------
Trustees' fees                                                         7,390
-----------------------------------------------------------------------------
Other                                                                 67,913
=============================================================================
  Total expenses                                                     822,566
=============================================================================
Less:Expenses paid indirectly                                         (1,000)
=============================================================================
  Net expenses                                                       821,566
=============================================================================
Net investment income                                              7,140,703
=============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES AND FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
 Investment securities                                            (6,302,965)
-----------------------------------------------------------------------------
 Foreign currencies                                                  (59,437)
-----------------------------------------------------------------------------
 Foreign currency contracts                                          754,264
=============================================================================
                                                                  (5,608,138)
=============================================================================
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                              (706,551)
-----------------------------------------------------------------------------
 Foreign currencies                                                    7,162
-----------------------------------------------------------------------------
 Foreign currency contracts                                         (218,391)
=============================================================================
                                                                    (917,780)
=============================================================================
Net gain (loss) from investment securities, foreign currencies
 and foreign currency contracts                                   (6,525,918)
=============================================================================
Net increase in net assets resulting from operations             $   614,785
_____________________________________________________________________________
=============================================================================

See Notes to Financial Statements.

88                      AIM V.I. DIVERSIFIED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                       2000          1999
                                                   ------------  ------------
OPERATIONS:

 Net investment income                             $  7,140,703  $  6,675,286
------------------------------------------------------------------------------
 Net realized gain (loss) from investment
  securities, foreign currencies and foreign
  currency contracts                                 (5,608,138)   (4,741,644)
------------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities, foreign
  currencies and foreign currency contracts            (917,780)   (3,460,128)
==============================================================================
  Net increase (decrease) in net assets resulting
   from operations                                      614,785    (1,526,486)
==============================================================================
Distributions to shareholders from net investment
 income                                              (5,315,891)   (6,334,513)
------------------------------------------------------------------------------
Share transactions - net                            (11,085,385)   10,924,224
==============================================================================
  Net increase (decrease) in net assets             (15,786,491)    3,063,225
==============================================================================

NET ASSETS:

 Beginning of year                                   99,508,578    96,445,353
==============================================================================
 End of year                                       $ 83,722,087  $ 99,508,578
______________________________________________________________________________
==============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                     $ 94,877,967  $105,971,017
------------------------------------------------------------------------------
 Undistributed net investment income                  5,514,469     5,259,129
------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities, foreign currencies and
  foreign currency contracts                        (11,040,299)   (7,009,298)
------------------------------------------------------------------------------
 Unrealized appreciation (depreciation) of
  investment securities, foreign currencies and
  foreign currency contracts                         (5,630,050)   (4,712,270)
==============================================================================
                                                   $ 83,722,087  $ 99,508,578
______________________________________________________________________________
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Diversified Income Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to seek to achieve a high level of current income. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). These high yield bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are

                       AIM V.I. DIVERSIFIED INCOME FUND                     89
   not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
    On December 31, 2000, undistributed net investment income was decreased by $1,569,472, undistributed net realized gains increased by $1,577,137, and paid-in-capital decreased by $7,665 as a result of differences due to differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $9,988,395 as of December 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2008.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

 Outstanding foreign currency contracts at December 31, 2000 were as follows:

                         CONTRACT TO                  UNREALIZED
SETTLEMENT           --------------------             APPRECIATION
   DATE     CURRENCY  DELIVER   RECEIVE     VALUE    (DEPRECIATION)
----------  --------  -------  ---------- ---------- -------------
03/09/01      AUD      250,000 $  136,262 $  139,152   $  (2,890)
01/10/01      CAD    1,300,000    866,840    866,846          (6)
02/06/01      CAD    3,900,000  2,552,356  2,601,982     (49,626)
01/26/01      EUR    1,000,000    840,150    940,368    (100,218)
01/24/01      GBP      130,000    188,539    194,495      (5,956)
03/30/01      NZD    1,800,000    784,260    796,126     (11,866)
-------------------------------------------------------------------
                               $5,368,407 $5,538,969   $(170,562)
===================================================================

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $250 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2000, the Fund paid AIM $165,818 of which AIM retained $50,000 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $4,409 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $1,000 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $1,000.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

90                     AIM V.I. DIVERSIFIED INCOME FUND

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $65,147,566 and $73,856,510, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $   282,319
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (5,746,174)
==========================================================================
Net unrealized appreciation (depreciation) of investment
 securities                                                   $(5,463,855)
__________________________________________________________________________
==========================================================================

Cost of investments for tax purposes is $87,659,493.

NOTE 7 - SHARE INFORMATION
Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                     2000                      1999
                           -------------------------  ------------------------
                             SHARES        AMOUNT       SHARES       AMOUNT
                           -----------  ------------  ----------  ------------
Sold                         1,240,619  $ 12,355,336   2,074,968  $ 22,313,329
-------------------------------------------------------------------------------
Issued as reinvestment of
 dividends                     564,919     5,315,891     626,559     6,334,513
-------------------------------------------------------------------------------
Issued in connection with
 acquisitions*                      --            --   1,744,335    18,512,585
-------------------------------------------------------------------------------
Reacquired                  (2,871,198)  (28,756,612) (3,372,508)  (36,236,203)
===============================================================================
                            (1,065,660) $(11,085,385)  1,073,354  $ 10,924,224
_______________________________________________________________________________
===============================================================================

* As of the close of business on October 15, 1999, the Fund acquired all the net assets GT Global Variable Strategic Income Fund ("Variable Strategic Income Fund") and GT Global Variable Global Government Income Fund ("Variable Global Government Income Fund") pursuant to a plan of reorganization approved by Variable Strategic Income Fund's shareholders and Variable Global Government Income Fund's shareholders on August 25, 1999. The acquisitions were accomplished by a tax-free exchange of 1,744,335 shares of the Fund for 1,088,436 shares of Variable Strategic Income Fund and 587,315 shares of Variable Global Government Income Fund outstanding as of the close of business on October 15, 1999. Variable Strategic Income Fund's net assets at that date were $12,226,436, including ($992,073) of unrealized depreciation, and Variable Global Government Income Fund's net assets at that date were $6,286,149, including ($488,448) of unrealized depreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $85,340,921.

NOTE 8 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                         YEAR ENDED DECEMBER 31,
                                 -----------------------------------------------
                                 2000(a)      1999      1998     1997     1996
                                 -------     -------   -------  -------  -------
Net asset value, beginning of
 period                          $ 10.06     $ 10.94   $ 11.29  $ 10.33  $ 10.00
---------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income              0.76        0.64      0.75     0.73     0.73
---------------------------------------------------------------------------------
 Net gains (losses) on
  securities (both realized and
  unrealized)                      (0.69)      (0.85)    (0.35)    0.24     0.28
=================================================================================
  Total from investment
   operations                       0.07       (0.21)     0.40     0.97     1.01
=================================================================================
Less distributions:
 Dividends from net investment
  income                           (0.64)      (0.67)    (0.57)   (0.01)   (0.68)
---------------------------------------------------------------------------------
 Distributions from net
  realized gains                      --          --     (0.18)      --       --
=================================================================================
  Total distributions              (0.64)      (0.67)    (0.75)   (0.01)   (0.68)
=================================================================================
Net asset value, end of period   $  9.49     $ 10.06   $ 10.94  $ 11.29  $ 10.33
_________________________________________________________________________________
=================================================================================
Total return                        0.80%      (1.92)%    3.58%    9.39%   10.19%
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                        $83,722     $99,509   $96,445  $89,319  $63,624
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average
 net assets                         0.90%(b)    0.83%     0.77%    0.80%    0.86%
_________________________________________________________________________________
=================================================================================
Ratio of net investment income
 to average net assets              7.84%(b)    7.20%     6.99%    6.90%    7.09%
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate               74%         83%       50%      52%      76%
_________________________________________________________________________________
=================================================================================

(a) Calculated using average shares outstanding.
(b) Ratios are based on average daily net assets of $91,043,914.

                       AIM V.I. DIVERSIFIED INCOME FUND                     91

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Diversified Income Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Diversified Income Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

92                      AIM V.I. DIVERSIFIED INCOME FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Diversified Income Fund (the "Fund"), a portfolio of AIM Variable Insurance Funds, Inc. (the "Company"), reorganized as AIM Variable Insurance Funds, a Delaware business trust (the "Trust"), was held on April 10, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the Company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund so that it is non-fundamental.

(6) To ratify the selection of Tait, Weller & Baker as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the voting on the above matters were as follows:

                                                                      WITHHELD/
       DIRECTORS/MATTER                                   VOTES FOR  ABSTENTIONS
       ----------------                                  ----------- -----------
 (1)* Charles T. Bauer.................................  336,558,177  9,129,703
      Bruce L. Crockett................................  337,513,648  8,174,232
      Owen Daly II.....................................  336,754,219  8,933,661
      Edward K. Dunn, Jr...............................  337,481,093  8,206,787
      Jack M. Fields...................................  337,574,973  8,112,907
      Carl Frischling..................................  337,177,860  8,510,020
      Robert H. Graham.................................  337,319,248  8,368,632
      Prema Mathai-Davis...............................  337,262,043  8,425,837
      Lewis F. Pennock.................................  337,440,897  8,246,983
      Louis S. Sklar...................................  337,447,894  8,239,986

                                                            VOTES    WITHHELD/
       MATTER                                  VOTES FOR   AGAINST  ABSTENTIONS
       ------                                 ----------- --------- -----------
 (2)*   Approval of an Agreement and Plan
        of Reorganization which provides
        for the reorganization of
        AIM Variable Insurance Funds, Inc.
        as a Delaware business trust.......   318,213,444 8,412,798 19,061,638
 (3)    Approval of a new Master Investment
        Advisory Agreement with A I M
        Advisors, Inc......................     8,895,848   132,764    762,967
 (4)(a) Approval of changing the
        Fundamental Restriction on Issuer
        Diversification....................     8,495,698   335,403    960,478
 (4)(b) Approval of changing the
        Fundamental Restriction on
        Borrowing Money and Issuing Senior
        Securities.........................     8,503,717   269,930  1,017,932
 (4)(c) Approval of changing the
        Fundamental Restriction on
        Underwriting Securities............     8,550,013   197,710  1,043,856
 (4)(d) Approval of changing the
        Fundamental Restriction on Industry
        Concentration......................     8,479,124   306,255  1,006,200
 (4)(e) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Real Estate..     8,537,993   311,943    941,643
 (4)(f) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Commodities .     8,539,563   353,005    899,011
 (4)(g) Approval of changing the
        Fundamental Restriction on Making
        Loans..............................     8,567,188   312,050    912,341
 (4)(h) Approval of the Elimination of
        Fundamental Restriction on
        Investing for the Purpose of
        Control............................     8,411,249   282,957  1,097,373
 (5)    Approval of Changing the Investment
        Objective so that it is Non-
        Fundamental........................     8,335,284   328,754  1,127,541
 (6)    Ratification of the selection of
        Tait, Weller & Baker as Independent
        Accountants........................     9,073,451   119,584    598,544

--------
* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds, Inc.

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

                       AIM V.I. DIVERSIFIED INCOME FUND                      93

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include approving the investment advisor's trustees fee; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

 Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

 Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                               OFFICERS                            OFFICE OF THE FUND

Robert H. Graham                                Robert H. Graham                    11 Greenway Plaza
Chairman, President and                         Chairman and President              Suite 100
Chief Executive Officer                                                             Houston, TX 77046
A I M Management Group Inc.                     Carol F. Relihan
                                                Senior Vice President and           INVESTMENT ADVISOR
Bruce L. Crockett                               Secretary
Director                                                                            A I M Advisors, Inc.
ACE Limited;                                    Gary T. Crum                        11 Greenway Plaza
Formerly Director, President, and               Senior Vice President               Suite 100
Chief Executive Officer                                                             Houston, TX 77046
COMSAT Corporation                              Dana R. Sutton
                                                Vice President and                  TRANSFER AGENT AND CUSTODIAN
Owen Daly II                                    Treasurer
Formerly Director                                                                   State Street Bank and Trust Company
Cortland Trust Inc.                             Robert G. Alley                     225 Franklin Street
                                                Vice President                      Boston, MA 02110
Albert R. Dowden
Chairman of the Board of Directors,             Stuart W. Coco                      COUNSEL TO THE FUNDS
The Cortland Trust and                          Vice President
DHJ Media, Inc.; and Director,                                                      Foley & Lardner
Magellan Insurance Company                      Melville B. Cox                     3000 K N.W., Suite 500
                                                Vice President                      Washington, D.C. 20007
Edward K. Dunn, Jr.
Formerly Chairman, Mercantile                   Karen Dunn Kelley                   COUNSEL TO THE TRUSTEES
Mortgage Corp.;                                 Vice President
Formerly Vice Chairman, President                                                   Kramer, Levin, Naftalis & Frankel LLP
and Chief Operating Officer                     Edgar M. Larsen                     919 Third Avenue
Mercantile-Safe Deposit & Trust Co.;            Vice President                      New York, NY 10022
and President, Mercantile Bankshares
                                                Mary J. Benson                      DISTRIBUTOR
Jack Fields                                     Assistant Vice President and
Chief Executive Officer,                        Assistant Treasurer                 A I M Distributors, Inc.
Twenty First Century, Inc.;                                                         11 Greenway Plaza
Formerly Member of the U.S.                     Sheri Morris                        Suite 100
House of Representatives                        Assistant Vice President and        Houston, TX 77046
                                                Assistant Treasurer
Carl Frischling                                                                     AUDITORS
Partner                                         Jim A. Coppedge
Kramer, Levin, Naftalis & Frankel LLP           Assistant Secretary                 Tait, Weller & Baker
                                                                                    8 Penn Center Plaza
Prema Mathai-Davis                              Renee A. Friedli                    Suite 800
Formerly Chief Executive Officer,               Assistant Secretary                 Philadelphia, PA 19103
YWCA of the U.S.A.
                                                P. Michelle Grace
Lewis F. Pennock                                Assistant Secretary
Partner, Pennock & Cooper (law firm)
                                                Nancy L. Martin
Louis S. Sklar                                  Assistant Secretary
Executive Vice President, Development
and Operations,                                 Ofelia M. Mayo
Hines Interests                                 Assistant Secretary
Limited Partnership
                                                Lisa A. Moss
                                                Assistant Secretary

                                                Kathleen J. Pflueger
                                                Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2000, 1.28% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION
Of the ordinary dividends paid, 0.79% was derived from U.S. Treasury
Obligations.

94                      AIM V.I. DIVERSIFIED INCOME FUND


ANNUAL REPORT / MANAGERS' OVERVIEW

AIM V.I. GLOBAL UTILITIES FUND

UTILITIES OFFER WELCOME STABILITY IN
VOLATILE MARKET

THE HEADLINES HAVE BEEN FILLED THIS YEAR               ELECTRICS HAVE GAINED STRENGTH |     May--the sixth increase since the
WITH RECORD STOCK-MARKET HIGHS AND LOWS. HOW        DURING THE  YEAR, BENEFITING FROM |     preceding summer--the Fed ceased its
DID THE FUND PERFORM IN ALL THIS TURBULENCE?              INCREASED CONSOLIDATION AND |     monetary tightening policy for the
While not immune to the extremely unsettled                             DEREGULATION. |     remainder of the year. Markets rallied
market conditions, the fund outperformed its        __________________________________|     in late May and June amid mounting
benchmark index. The fund posted a return of                                                evidence that economic growth was
2.28% for the fiscal year ended December 31, WHAT MAJOR TRENDS SHAPED THE MARKET?           slowing, reducing the probability of
2000, while the broad market index, the S&P  During the first two months of the year, the   additional Fed rate hikes.
500 had a return of -9.10% for the year.     market remained very strong. The Dow set a        However, in late summer and early
   This result reflects gains the fund made  record in January, and the tech-laden Nasdaq   fall, several factors converged to
while the market was exuberant during the    continued to soar to record levels well into   undermine corporate earnings.
early months of 2000, as well as value       March. Then investors became concerned that    Skyrocketing oil prices raised costs
declines that occurred later in the year.    tech stocks might be overvalued, sparking a    for both consumers and businesses,
Virtually the entire market was affected by  dramatic sell-off in this sector that left     constricting their buying power. All
the sell-offs in the technology sector, the  the whole market badly shaken.                 year, the euro's weakness made U.S.
many corporate earnings disappointments         Exacerbating the situation was investors'   goods more expensive overseas and
announced during the fall and other market   anxiety that the Federal Reserve Board (the    depressed earnings for many U.S.
difficulties. At the end of the fiscal year, Fed) might continue raising interest rates     multinational corporations. Needing to
net assets in the fund totaled $49.5         to contain inflation by slowing torrid         gauge likely future business policy,
million.                                     economic growth. After raising interest        businesses kept treading water for a
                                             rates in                                       month awaiting the outcome of the U.S.
PORTFOLIO COMPOSITION                                                                       presidential election. Starting in the
                                                                                            third quarter, a large number of major
As of 12/31/00, based on total net assets                                                   corporations issued warnings that their
                                                                                            earnings would not meet analysts'
TOP 10 HOLDINGS                         TOP 10 INDUSTRIES                                   expectations.
--------------------------------------  --------------------------------------------------     These interacting concerns
 1. SBC Communications, Inc.     3.81%   1. Electric Companies                      36.38%  culminated in a steep market decline in
--------------------------------------  --------------------------------------------------  November. Markets rebounded at
 2. Dynegy Inc.-Class A          3.41    2. Telephone                               17.97   indications that the Fed might cut
--------------------------------------  --------------------------------------------------  interest rates soon, then sagged when
 3. Allegheny Energy, Inc.       3.06    3. Natural Gas                             16.88   no rate cut occurred at the Fed's
--------------------------------------  --------------------------------------------------  December 19 meeting. Though the market
 4. NiSource Inc.                2.98    4. Telecommunications (Cellular/Wireless)   3.78   shot up and down alarmingly during the
--------------------------------------  --------------------------------------------------  last days of the year, it was not all
 5. Pinnacle West Capital Corp.  2.91    5. Power Producers (Independent)            3.02   bad for the utility industry; stability-
--------------------------------------  --------------------------------------------------  seeking investors favored health-care,
 6. Williams Cos., Inc. (The)    2.85    6. Communications Equipment                 2.27   financial services, energy and utility-
--------------------------------------  --------------------------------------------------  company stocks.
 7. Exelon Corp.                 2.83    7. Water Utilities                          1.92
--------------------------------------  --------------------------------------------------  WHAT CHANGES HAS THE FUND MADE TO DEAL
 8. Verizon Communications Inc.  2.82    8. Manufacturing (Diversified)              1.65   WITH THE UNSETTLED CONDITIONS?
--------------------------------------  --------------------------------------------------  Among the changes has been an increase
 9. FPL Group, Inc.              2.80    9. Broadcasting (Television, Radio & Cable) 1.31   in the weighting of electric-company
--------------------------------------  --------------------------------------------------  holdings. Electrics have gained
10. Constellation Energy Group   2.73   10. Computers (Networking)                   1.15   strength during the year, benefiting
--------------------------------------  --------------------------------------------------  from increased consolidation and deregulation of the industry.
  The fund's holdings are subject to change, and there is no assurance that the fund will      At the same time, the fund has
continue to hold a particular security.                                                     significantly reduced its exposure to
                                                                                            the communication-services industry,
                                                                                            which is under pressure along with the
                                                                                            rest of the technology sector.

                        AIM V.I. GLOBAL UTILITIES FUND                        95



ANNUAL REPORT/MANAGERS' OVERVIEW

RESULTS OF A $10,000 INVESTMENT                                            AVERAGE ANNUAL TOTAL RETURNS
5/2/94 - 12/31/00
(in thousands)                                                             As of 12/31/00
                                      [GRAPH APPEARS HERE]                 ----------------------------
                                                                           Inception (5/2/94)    15.08%
                          AIM VI GLOBAL    S&P 500     LIPPER UTILITY      ----------------------------
                          UTILITIES FUND    INDEX       FUND INDEX         5 years               15.69
                          -------------------------------------------      ----------------------------
05/02/94                     $10,000       $10,000        $10,000          1 year                -2.28
06/30/94                       9,660         9,915          9,516          ----------------------------
09/30/94                       9,809        10,399          9,696
12/31/94                       9,708        10,397          9,593          The performance figures shown here, which represent AIM
03/31/95                      10,000        11,408         10,022          V.I. Global Utilities Fund, are not intended to reflect
06/30/95                      10,828        12,495         10,677          actual annuity values, and they do not reflect charges
09/30/95                      11,563        13,488         11,416          at the separate-account level, which (if applied) would
12/31/95                      12,302        14,299         12,194          lower them. The fund's performance figures are
03/31/96                      12,377        15,066         12,146          historical, and they reflect reinvestment of
06/30/96                      12,736        15,742         12,588          distributions and changes in net asset value. The
09/30/96                      12,652        16,228         12,304          fund's investment return and principal value will
12/31/96                      13,788        17,580         13,331          fluctuate, so an investor's shares (when redeemed) may
03/31/97                      13,666        18,052         13,201          be worth more or less than their original cost.
06/30/97                      14,908        21,201         14,374             International investing presents certain risks not
09/30/97                      15,754        22,789         15,098          associated with investing solely in the United States.
12/31/97                      16,772        23,443         16,759          These include risks relating to fluctuations in the
03/31/98                      18,562        26,711         18,421          value of the U.S. dollar relative to the value of other
06/30/98                      18,331        27,598         18,137          currencies, the custody arrangements made for the
09/30/98                      17,420        24,859         17,950          fund's foreign holdings, differences in accounting
12/31/98                      19,535        30,148         19,842          procedures, political risks and the lesser degree of
03/31/99                      19,108        31,649         19,103          public information required to be provided by non-U.S.
06/30/99                      20,908        33,876         21,186          companies.
09/30/99                      20,727        31,766         20,467             The fund participates in the initial public offering
12/31/99                      26,092        36,489         22,726          (IPO) market, and a significant portion of its returns
03/31/00                      30,351        37,324         24,339          are attributable to its investment in IPOs, which have
06/30/00                      27,396        36,333         23,098          a magnified impact due to the fund's relatively small
09/30/00                      27,855        35,981         25,407          asset base. There is no guarantee that as the fund's
12/31/00                     $25,498       $33,167        $24,674          assets grow, it will continue to experience
-----------------------------                                              substantially similar performance by investing in IPOs.
Source: Lipper, Inc.                                                          Investing in a single-sector mutual fund may involve
Past performance cannot guarantee comparable future results.               greater risk and potential reward than investing in a
                                                                           more diversified fund. The unmanaged Dow Jones
MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE.         Industrial Average (the Dow) is a price-weighted
RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE      average of 30 actively traded blue-chip stocks.
HISTORICAL PERFORMANCE SHOWN.                                                 The unmanaged Lipper Utility Fund Index represents
                                                                           an average of the 30 largest utility funds tracked by
Natural gas is also a top           . Allegheny Energy is an electric      Lipper, Inc., an independent mutual fund performance
investment area for the fund.         energy supplier with operating       monitor.
During the closing months of the      companies in Pennsylvania and           The National Association of Securities Dealers
year, this industry benefited from    the eastern United States. For       Automated Quotation System Composite Index (the Nasdaq)
the unusually cold weather in most    the nine months ended September      is a market-value-weighted index comprising all
of the United States.                 30, 2000, revenues rose 35%.         domestic and non-U.S.-based common stocks listed on the
                                    . The operating companies of           Nasdaq system.
WHAT ARE SOME HOLDINGS THAT           holding company NiSource                The unmanaged Standard & Poor's 500 Index (S&P 500)
BENEFITTED THE FUND?                  distribute electricity, natural      is an index of common stocks frequently used as a
Holdings reflect the new reality      gas and water in the Midwest and     general measure of U.S. stock market performance.
of what the world regards as          Northeast.                              An investment cannot be made in an index. Unless
utilities: telephones and other     . The Williams Companies has           otherwise indicated, index results include reinvested
communications services are as        expanded far beyond its              dividends.
indispensable as electricity,         traditional home base, the           ---------------------------------------------------------
water and gas. Here are some          transportation and sale of
examples:                             natural gas and petroleum               The economy continued to grow, though more slowly.
 . SBC Communications provides tele-   products, and now also operates      Unemployment and inflation remained quite low. Prices
  communications products and         a national fiber-optic network       of many stocks had been brought to much more reasonable
  services for voice, data,           that offers telecom providers        levels by the steep downturn in equity markets during
  networking and e-business in the    voice, data and video                the last quarter of 2000, a potential buying
  United States and 21 other          transmission services.               opportunity.
  countries.                                                                  Given the uncertainty surrounding short-term
 . Dynegy sells natural gas,         WHAT WERE CONDITIONS LIKE AS THE       economic trends, we can expect market volatility to
  electricity, coal and natural-    FISCAL YEAR CLOSED ON DECEMBER 31?     continue and thus regard this as an environment in
  gas liquids in North America and  The situation was mixed. Many          which investors would be well advised to maintain a
  Europe. For the nine months       believe corporate earnings may         long-term investment perspective.
  ended September 30, 2000,         continue to disappoint for the
  revenues rose 80%.                next six to eight months, as
                                    capital expenditures and consumer
                                    spending may decline. But toward
                                    the close of the year, the Fed
                                    indicated that its bias had
                                    changed from warding off inflation
                                    to warding off recession,
                                    signaling the possibility of rate
                                    cuts to stimulate the economy.
                                    Historically, declining interest
                                    rates bode well for stocks.

96                      AIM V.I. GLOBAL UTILITIES FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                        MARKET
                                             SHARES      VALUE
DOMESTIC COMMON STOCKS - 68.68%

BROADCASTING (TELEVISION, RADIO & CABLE) - 1.31%

General Motors Corp. - Class H(a)               6,000 $   138,000
-----------------------------------------------------------------
Univision Communications Inc. - Class A(a)     12,500     511,719
=================================================================
                                                          649,719
=================================================================

COMMUNICATIONS EQUIPMENT - 0.80%

Corning Inc.                                    2,400     126,750
-----------------------------------------------------------------
JDS Uniphase Corp.(a)                           1,600      66,700
-----------------------------------------------------------------
Redback Networks Inc.(a)                        4,900     200,900
=================================================================
                                                          394,350
=================================================================

COMPUTERS (HARDWARE) - 0.22%

Sycamore Networks, Inc.(a)                      2,900     108,025
=================================================================

COMPUTERS (NETWORKING) - 1.15%

Cisco Systems, Inc.(a)                          7,600     290,700
-----------------------------------------------------------------
Juniper Networks, Inc.(a)                       2,200     277,337
=================================================================
                                                          568,037
=================================================================

COMPUTERS (SOFTWARE & SERVICES) - 0.55%

Ariba, Inc.(a)                                  2,800     150,500
-----------------------------------------------------------------
Henry (Jack) & Associates, Inc.                 2,000     124,250
=================================================================
                                                          274,750
=================================================================

ELECTRIC COMPANIES - 30.76%

Allegheny Energy, Inc.                         31,500   1,517,906
-----------------------------------------------------------------
Constellation Energy Group                     30,000   1,351,875
-----------------------------------------------------------------
DTE Energy Co.                                 19,000     739,812
-----------------------------------------------------------------
Duke Energy Corp.                              15,700   1,338,425
-----------------------------------------------------------------
Edison International                           24,000     375,000
-----------------------------------------------------------------
Energy East Corp.                              52,700   1,037,531
-----------------------------------------------------------------
Exelon Corp.                                   20,000   1,404,200
-----------------------------------------------------------------
FPL Group, Inc.                                19,300   1,384,775
-----------------------------------------------------------------
Montana Power Co. (The)                        14,600     302,950
-----------------------------------------------------------------
Niagara Mohawk Holdings Inc.(a)                54,900     916,144
-----------------------------------------------------------------
NRG Energy, Inc.(a)                            31,500     876,094
-----------------------------------------------------------------
PG&E Corp.                                     19,000     380,000
-----------------------------------------------------------------
Pinnacle West Capital Corp.                    30,300   1,443,037
-----------------------------------------------------------------
Reliant Energy, Inc.                           18,200     788,287
-----------------------------------------------------------------
Southern Co. (The)                              6,700     222,775
-----------------------------------------------------------------
Southern Energy, Inc.(a)                       14,700     416,194
-----------------------------------------------------------------
Xcel Energy, Inc.                              25,500     741,094
=================================================================
                                                       15,236,099
=================================================================

                                                        MARKET
                                             SHARES      VALUE
ELECTRICAL EQUIPMENT - 0.61%

Active Power, Inc.(a)                           6,900 $   151,369
-----------------------------------------------------------------
Capstone Turbine Corp.(a)                       5,400     151,200
=================================================================
                                                          302,569
=================================================================

ELECTRONICS (SEMICONDUCTORS) - 1.01%

SDL, Inc.(a)                                    2,300     340,831
-----------------------------------------------------------------
Vitesse Semiconductor Corp.(a)                  2,900     160,406
=================================================================
                                                          501,237
=================================================================

ENGINEERING & CONSTRUCTION - 0.78%

Quanta Services, Inc.(a)                       12,000     386,250
=================================================================

NATURAL GAS - 12.66%

Dynegy Inc. - Class A                          30,100   1,687,481
-----------------------------------------------------------------
El Paso Energy Corp.                            8,000     573,000
-----------------------------------------------------------------
Enron Corp.                                    11,000     914,375
-----------------------------------------------------------------
KeySpan Corp.                                   5,000     211,875
-----------------------------------------------------------------
NiSource Inc.                                  48,000   1,476,000
-----------------------------------------------------------------
Williams Cos., Inc. (The)                      35,300   1,409,794
=================================================================
                                                        6,272,525
=================================================================

OIL & GAS (EXPLORATION & PRODUCTION) - 0.71%

Apache Corp.                                    5,000     350,312
=================================================================

POWER PRODUCERS (INDEPENDENT) - 1.41%

AES Corp. (The)(a)                             12,600     697,725
=================================================================

SERVICES (COMMERCIAL & CONSUMER) - 0.75%

Convergys Corp.(a)                              8,200     371,562
=================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 1.32%

Level 3 Communications, Inc.(a)                 5,000     164,063
-----------------------------------------------------------------
Openwave Systems Inc.(a)                        6,900     330,769
-----------------------------------------------------------------
Western Wireless Corp. - Class A(a)             4,100     160,669
=================================================================
                                                          655,501
=================================================================

TELEPHONE - 14.64%

BellSouth Corp.                                13,400     548,563
-----------------------------------------------------------------
Broadwing Inc.(a)                              39,924     910,766
-----------------------------------------------------------------
CenturyTel, Inc.                               16,500     589,875
-----------------------------------------------------------------
McLeodUSA, Inc. - Class A(a)                   42,600     601,725
-----------------------------------------------------------------
Qwest Communications International Inc.(a)     16,400     672,400
-----------------------------------------------------------------
SBC Communications Inc.                        39,497   1,885,982
-----------------------------------------------------------------
Time Warner Telecom Inc. - Class A(a)          10,200     647,063
-----------------------------------------------------------------
Verizon Communications Inc.                    27,886   1,397,786
=================================================================
                                                        7,254,160
=================================================================
  Total Domestic Common Stocks
   (Cost $25,126,004)                                  34,022,821
=================================================================

                         AIM V.I. GLOBAL UTILITIES FUND               97

                                                                      MARKET
                                                           SHARES      VALUE
FOREIGN STOCKS & OTHER EQUITY INTERESTS - 14.74%

BERMUDA - 0.10%

Global Crossing Ltd.
 (Telecommunications - Long Distance)(a)                      3,385 $    48,448
===============================================================================

BRAZIL - 0.68%

Companhia Paranaense de Energia - Copel - ADR (Electric
 Companies)                                                  40,000     337,500
===============================================================================

CANADA - 1.30%

Nortel Networks Corp. (Communications Equipment)              5,700     182,756
-------------------------------------------------------------------------------
TELUS Corp. (Telephone)                                       4,955     137,244
-------------------------------------------------------------------------------
TELUS Corp. - Class A (Telephone)                             1,651      43,198
-------------------------------------------------------------------------------
Westcoast Energy Inc. (Natural Gas)                          11,400     278,588
===============================================================================
                                                                        641,786
===============================================================================

FINLAND - 0.90%

Nokia Oyj - ADR (Communications Equipment)                   10,200     443,700
===============================================================================

FRANCE - 1.45%

Suez Lyonnaise des Eaux S.A.
 (Manufacturing - Diversified)                                2,700     493,142
-------------------------------------------------------------------------------
TotalFinaElf S.A. (Oil - International Integrated)            1,500     223,118
===============================================================================
                                                                        716,260
===============================================================================

GERMANY - 0.65%

E.On A.G. (Manufacturing - Diversified)(a)                    5,320     323,724
===============================================================================

ITALY - 1.88%

ACEA S.p.A. (Water Utilities)                                40,000     473,281
-------------------------------------------------------------------------------
AEM S.p.A. (Electric Companies)                              68,100     200,161
-------------------------------------------------------------------------------
Telecom Italia S.p.A. (Telephone)                            43,100     259,028
===============================================================================
                                                                        932,470
===============================================================================

JAPAN - 1.06%

Nippon Telegraph & Telephone Corp. (Telecommunications -
  Long Distance)                                                 12      86,374
-------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp. - ADR
 (Telecommunications - Long Distance)                         3,100     110,631
-------------------------------------------------------------------------------
NTT DoCoMo, Inc.
 (Telecommunications - Cellular/Wireless)                        19     327,357
===============================================================================
                                                                        524,362
===============================================================================

SOUTH KOREA - 0.49%

Korea Telecom Corp. -  ADR (Telephone)                        7,812     242,172
===============================================================================

SPAIN - 2.05%

Endesa S.A. (Electric Companies)                             23,600     402,233
-------------------------------------------------------------------------------
Telefonica S.A. (Telephone)(a)                               37,264     615,873
===============================================================================
                                                                      1,018,106
===============================================================================

                                                                     MARKET
                                                          SHARES      VALUE
UNITED KINGDOM - 4.18%

Amdocs Ltd.
 (Telecommunications -  Cellular/Wireless)(a)                4,000 $   265,000
------------------------------------------------------------------------------
COLT Telecom Group PLC (Telephone)(a)                       13,000     279,920
------------------------------------------------------------------------------
Kelda Group PLC (Water Utilities)                           56,874     330,820
------------------------------------------------------------------------------
National Grid Group PLC (Electric Companies)                13,113     119,314
------------------------------------------------------------------------------
ScottishPower PLC (Electric Companies)                      72,350     572,299
------------------------------------------------------------------------------
United Utilities PLC (Water Utilities)                      15,000     149,156
------------------------------------------------------------------------------
Vodafone Group PLC
 (Telecommunications -  Cellular/Wireless)                  96,996     356,069
==============================================================================
                                                                     2,072,578
==============================================================================
  Total Foreign Stocks & Other Equity Interests (Cost
   $7,129,213)                                                       7,301,106
==============================================================================

DOMESTIC CONVERTIBLE PREFERRED STOCKS - 3.45%

ELECTRIC COMPANIES - 0.40%

SEI Trust I - Series A, $3.13 Conv. Pfd.                     3,200     198,400
==============================================================================

NATURAL GAS - 1.44%

El Paso Energy Cap Trust I - $2.38 Conv. Pfd.                8,000     712,000
==============================================================================

POWER PRODUCERS (INDEPENDENT) - 1.40%

Calpine Capital Trust III - $2.50 Conv. Pfd. (Acquired
 08/03/00; Cost $575,000)(b)                                11,500     694,313
==============================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.21%

MediaOne Group, Inc. - $3.04 Conv. Pfd.                      3,000     106,875
==============================================================================
  Total Domestic Convertible Preferred Stocks
   (Cost $1,323,743)                                                 1,711,588
==============================================================================
                                                         PRINCIPAL
                                                          AMOUNT
U.S. DOLLAR DENOMINATED BONDS & NOTES - 4.09%

COMMUNICATIONS EQUIPMENT - 0.20%

Corning Inc., Sr. Conv. Unsec. Deb., 2.07%, 11/08/15(c)  $ 142,000     101,352
==============================================================================

COMPUTERS (HARDWARE) - 0.67%

Candescent Technologies Corp., Sr. Conv. Unsec.
 Gtd. Sub. Deb., 8.00%, 05/01/03 (Acquired 04/17/98-
 07/12/99; Cost $426,925)(b)(d)                            452,000     329,960
==============================================================================

ELECTRIC COMPANIES - 0.70%

Arizona Public Service Co., Deb., 8.00%, 12/30/15           75,000      76,791
------------------------------------------------------------------------------
Southern Energy, Inc., Sr. Notes, 7.90%, 07/15/09
 (Acquired 09/26/00; Cost $160,000)(b)                     270,000     270,802
==============================================================================
                                                                       347,593
==============================================================================

NATURAL GAS - 2.01%

Dynegy Inc., Sr. Unsec. Deb., 7.13%, 05/15/18              100,000      94,418
------------------------------------------------------------------------------
Enron Corp., Sr. Sub. Deb., 8.25%, 09/15/12                400,000     435,528
------------------------------------------------------------------------------
Limestone Electron Trust, Sr. Notes, 8.63%, 03/15/03
 (Acquired 03/15/00; Cost $450,000)(b)                     450,000     463,410
==============================================================================
                                                                       993,356
==============================================================================

98                       AIM V.I. GLOBAL UTILITIES FUND

                                                        PRINCIPAL   MARKET
                                                         AMOUNT      VALUE
POWER PRODUCERS (INDEPENDENT) - 0.21%

AES Corp. (The), Sr. Unsec. Sub. Notes, 10.25%,
 07/15/06                                               $ 100,000 $   103,750
==============================================================================

TELECOMMUNICATIONS (LONG DISTANCE) - 0.30%

AT&T Corp., Sr. Unsec. Notes, 7.75%, 03/01/07             150,000     149,718
==============================================================================
  Total U.S. Dollar Denominated Bonds & Notes (Cost
   $2,112,553)                                                      2,025,729
==============================================================================
                                                        PRINCIPAL
                                                        AMOUNT(e)
NON-U.S. DOLLAR DENOMINATED BONDS & NOTES - 1.91%

CANADA - 0.68%

Clearnet Communications Inc. (Telecommunications -
 Cellular/Wireless), Sr. Unsec. Disc. Notes, 10.75%,
 02/15/09(f)                                        CAD   300,000     160,489
------------------------------------------------------------------------------
Teleglobe Canada Inc. (Telephone), Unsec. Deb., 8.35%,
 06/20/03                                           CAD   100,000      68,921
------------------------------------------------------------------------------
TransCanada PipeLines Ltd. (Natural Gas) - Series Q,
 Deb., 10.63%, 10/20/09                             CAD   125,000     105,934
==============================================================================
                                                                      335,344
==============================================================================

UNITED KINGDOM - 1.23%

National Grid Co. PLC (Electric Companies), Conv.
 Bonds,
 4.25%, 02/17/08 (Acquired 02/05/98;
 Cost $397,800)(b)                                  GBP   240,000     536,495
------------------------------------------------------------------------------
 Series RG, 4.25%, 02/17/08                         GBP    32,000      73,569
==============================================================================
                                                                      610,064
==============================================================================
  Total Non-U.S. Dollar Denominated Bonds & Notes (Cost
   $774,039)                                                          945,408
==============================================================================
                                                         SHARES
MONEY MARKET FUNDS - 8.64%

STIC Liquid Assets Portfolio(g)                         2,139,922   2,139,922
------------------------------------------------------------------------------
STIC Prime Portfolio(g)                                 2,139,922   2,139,922
==============================================================================
  Total Money Market Funds (Cost $4,279,844)                        4,279,844
==============================================================================
TOTAL INVESTMENTS - 101.51%
 (Cost $40,745,396)                                                50,286,496
==============================================================================
LIABILITIES LESS OTHER ASSETS - (1.51%)                              (750,274)
==============================================================================
NET ASSETS - 100.00%                                              $49,536,222
______________________________________________________________________________
==============================================================================


Investment Abbreviations:
ADR    - American Depositary Receipt
CAD    - Canadian Dollars
Conv.  - Convertible
Deb.   - Debentures
Disc.  - Discounted
GBP    - British Pound Sterling
Gtd.   - Guaranteed
Pfd.   - Preferred
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 12/31/00 was $2,294,980, which represented 4.63% of the Fund's net assets.
(c) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) Foreign denominated security. Par value is denominated in currency indicated.
(f) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(g) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                        AIM V.I. GLOBAL UTILITIES FUND                      99

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $40,745,396)  $50,286,496
------------------------------------------------------------
Foreign currencies, at value (cost $317,807)         348,795
------------------------------------------------------------
Receivables for:
 Investments sold                                    248,519
------------------------------------------------------------
 Fund shares sold                                    200,937
------------------------------------------------------------
 Dividends and interest                              140,152
------------------------------------------------------------
Investment for deferred compensation plan             32,424
============================================================
  Total assets                                    51,257,323
============================================================

LIABILITIES:

Payables for:
 Investments purchased                             1,555,732
------------------------------------------------------------
 Fund shares reacquired                                1,328
------------------------------------------------------------
 Deferred compensation plan                           32,424
------------------------------------------------------------
Accrued advisory fees                                 25,867
------------------------------------------------------------
Accrued administrative services fees                  69,811
------------------------------------------------------------
Accrued operating expenses                            35,939
============================================================
  Total liabilities                                1,721,101
============================================================
Net assets applicable to shares outstanding      $49,536,222
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Outstanding                                        2,341,389
============================================================
Net asset value                                  $     21.16
____________________________________________________________
============================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $22,422)            $   607,173
-----------------------------------------------------------------------------
Dividends from affiliated money market funds                         266,926
-----------------------------------------------------------------------------
Interest                                                             227,725
=============================================================================
  Total investment income                                          1,101,824
=============================================================================

EXPENSES:

Advisory fees                                                        307,312
-----------------------------------------------------------------------------
Administrative services fees                                         111,856
-----------------------------------------------------------------------------
Custodian fees                                                        39,344
-----------------------------------------------------------------------------
Trustees' fees                                                         7,071
-----------------------------------------------------------------------------
Printing                                                              22,142
-----------------------------------------------------------------------------
Professional fees                                                     21,840
-----------------------------------------------------------------------------
Other                                                                  9,922
=============================================================================
  Total expenses                                                     519,487
=============================================================================
Less:Expenses paid indirectly                                           (201)
-----------------------------------------------------------------------------
  Net expenses                                                       519,286
=============================================================================
Net investment income                                                582,538
=============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
 Investment securities                                             3,407,527
-----------------------------------------------------------------------------
 Foreign currencies                                                  (26,867)
-----------------------------------------------------------------------------
 Option contracts written                                             22,074
=============================================================================
                                                                   3,402,734
=============================================================================
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                            (5,729,841)
-----------------------------------------------------------------------------
 Foreign currencies                                                   34,247
=============================================================================
                                                                 (5,695,594)
=============================================================================
Net gain (loss) from investment securities, foreign currencies
 and option contracts                                             (2,292,860)
=============================================================================
Net increase (decrease) in net assets resulting from operations  $(1,710,322)
_____________________________________________________________________________
=============================================================================

See Notes to Financial Statements.

100                      AIM V.I. GLOBAL UTILITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                      2000         1999
                                                   -----------  -----------
OPERATIONS:

 Net investment income                             $   582,538  $   534,482
----------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies and option contracts            3,402,734    1,996,896
----------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities and
  foreign currencies                                (5,695,594)   7,366,001
============================================================================
  Net increase (decrease) in net assets resulting
   from operations                                  (1,710,322)   9,897,379
============================================================================
Distributions to shareholders from net investment
 income                                               (500,978)    (618,958)
----------------------------------------------------------------------------
Distributions to shareholders from net realized
 gains                                              (1,969,536)          --
----------------------------------------------------------------------------
Share transactions - net                            13,944,792    2,360,217
============================================================================
  Net increase in net assets                         9,763,956   11,638,638
============================================================================

NET ASSETS:

 Beginning of year                                  39,772,266   28,133,628
============================================================================
 End of year                                       $49,536,222  $39,772,266
____________________________________________________________________________
============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                     $36,003,702  $22,058,910
----------------------------------------------------------------------------
 Undistributed net investment income                   496,709      478,129
----------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities, foreign currencies and option
  contracts                                          3,463,156    1,966,978
----------------------------------------------------------------------------
 Unrealized appreciation of investment securities
  and foreign currencies                             9,572,655   15,268,249
============================================================================
                                                   $49,536,222  $39,772,266
____________________________________________________________________________
============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Global Utilities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve a high total return.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such

                        AIM V.I. GLOBAL UTILITIES FUND                      101
   securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
    On December 31, 2000, undistributed net investment income was decreased by $62,980 and undistributed net realized gains increased by $62,980 as a result of book/tax differences due to foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2000, the Fund paid AIM $111,856 of which AIM retained $50,000 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $4,353 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $201 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $201.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

102                     AIM V.I. GLOBAL UTILITIES FUND

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $33,018,234 and $21,613,130, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $11,542,429
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (2,002,882)
==========================================================================
Net unrealized appreciation of investment securities          $ 9,539,547
__________________________________________________________________________
==========================================================================

Cost of investments for tax purposes is $40,746,949.

NOTE 7 - CALL OPTION CONTRACTS
Transactions in call options written during the year ended December 31, 2000 are summarized as follows:

                      CALL OPTION
                       CONTRACTS
                   ------------------
                   NUMBER OF PREMIUMS
                   CONTRACTS RECEIVED
                   --------- --------
Beginning of year      --    $     --
--------------------------------------
Written                98      24,205
--------------------------------------
Closed                (98)    (24,205)
======================================
End of year            --    $     --
______________________________________
======================================

NOTE 8 - SHARE INFORMATION
Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                   2000                   1999
                           ---------------------  ---------------------
                            SHARES     AMOUNT      SHARES     AMOUNT
                           --------  -----------  --------  -----------
Sold                        794,317  $18,939,179   482,016  $ 8,991,351
------------------------------------------------------------------------
Issued as reinvestment of
 dividends                  115,824    2,470,514    28,722      618,958
------------------------------------------------------------------------
Reacquired                 (313,018)  (7,464,901) (386,649)  (7,250,092)
========================================================================
                            597,123  $13,944,792   124,089  $ 2,360,217
________________________________________________________________________
========================================================================

NOTE 9 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                      YEAR ENDED DECEMBER 31,
                              ----------------------------------------------
                              2000(a)     1999(a)   1998     1997     1996
                              -------     -------  -------  -------  -------
Net asset value, beginning
 of period                    $ 22.80     $ 17.36  $ 15.26  $ 12.55  $ 11.64
--------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income           0.29        0.32     0.35     0.32     0.40
--------------------------------------------------------------------------------
 Net gains (losses) on
  securities (both realized
  and unrealized)               (0.80)       5.49     2.15     2.40     0.99
================================================================================
  Total from investment
   operations                   (0.51)       5.81     2.50     2.72     1.39
================================================================================
Less distributions:
 Dividends from net
  investment income             (0.23)      (0.37)   (0.28)      --    (0.41)
--------------------------------------------------------------------------------
 Distributions from net
  realized gains                (0.90)         --    (0.12)   (0.01)   (0.07)
================================================================================
  Total distributions           (1.13)      (0.37)   (0.40)   (0.01)   (0.48)
================================================================================
Net asset value, end of
 period                       $ 21.16     $ 22.80  $ 17.36  $ 15.26  $ 12.55
________________________________________________________________________________
================================================================================
Total return                    (2.28)%     33.56%   16.49%   21.63%   12.07%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)               $49,536     $39,772  $28,134  $22,079  $13,576
________________________________________________________________________________
================================================================================
Ratio of expenses to average
 net assets                      1.10%(b)    1.14%    1.11%    1.28%    1.40%(c)
________________________________________________________________________________
================================================================================
Ratio of net investment
 income to average net
 assets                          1.23%(b)    1.72%    2.46%    2.81%    3.56%
________________________________________________________________________________
================================================================================
Portfolio turnover rate            50%         45%      32%      28%      47%
________________________________________________________________________________
================================================================================

(a) Calculated using average shares outstanding.
(b) Ratios are based on average daily net assets of $47,278,796.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.55%.

                        AIM V.I. GLOBAL UTILITIES FUND                      103

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Global Utilities Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Global Utilities Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

104                      AIM V.I. GLOBAL UTILITIES FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Global Utilities Fund (the "Fund"), a portfolio of AIM Variable Insurance Funds, Inc. (the "Company"), reorganized as AIM Variable Insurance Funds, a Delaware business trust (the "Trust"), was held on April 10, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the Company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund and making it non-fundamental.

(6) To ratify the selection of Tait, Weller & Baker as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the voting on the above matters were as follows:

                                                                      WITHHELD/
       DIRECTORS/MATTER                                   VOTES FOR  ABSTENTIONS
       ------------------------------------------------- ----------- -----------
 (1)* Charles T. Bauer.................................  336,558,177  9,129,703
      Bruce L. Crockett................................  337,513,648  8,174,232
      Owen Daly II.....................................  336,754,219  8,933,661
      Edward K. Dunn, Jr...............................  337,481,093  8,206,787
      Jack M. Fields...................................  337,574,973  8,112,907
      Carl Frischling..................................  337,177,860  8,510,020
      Robert H. Graham.................................  337,319,248  8,368,632
      Prema Mathai-Davis...............................  337,262,043  8,425,837
      Lewis F. Pennock.................................  337,440,897  8,246,983
      Louis S. Sklar...................................  337,447,894  8,239,986

                                                            VOTES    WITHHELD/
       MATTER                                  VOTES FOR   AGAINST  ABSTENTIONS
       -------------------------------------  ----------- --------- -----------
 (2)*   Approval of an Agreement and Plan
        of Reorganization which provides
        for the reorganization of
        AIM Variable Insurance Funds, Inc.
        as a Delaware business trust.......   318,213,444 8,412,798 19,061,638
 (3)    Approval of a new Master Investment
        Advisory Agreement with A I M
        Advisors, Inc......................     1,616,257    41,748     91,074
 (4)(a) Approval of changing the
        Fundamental Restriction on
        Borrowing Money and Issuing Senior
        Securities.........................     1,585,348    45,865    117,866
 (4)(b) Approval of changing the
        Fundamental Restriction on
        Underwriting Securities............     1,552,617    69,264    127,198
 (4)(c) Approval of changing the
        Fundamental Restriction on Industry
        Concentration......................     1,569,812    56,824    122,443
 (4)(d) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Real Estate..     1,545,657    76,609    126,813
 (4)(e) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Commodities..     1,564,161    60,622    124,296
 (4)(f) Approval of changing the
        Fundamental Restriction on Making
        Loans..............................     1,569,005    65,613    114,461
 (4)(g) Approval of the Elimination of
        Fundamental Restriction on
        Investing for the Purpose of
        Control............................     1,522,904   105,546    120,629
 (5)    Approval of Changing the Investment
        Objective and Making it Non-
        Fundamental........................     1,487,750    71,285    190,044
 (6)    Ratification of the selection of
        Tait, Weller & Baker as Independent
        Accountants of the Fund............     1,655,959    26,128     66,992

--------
* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds, Inc.

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

                        AIM V.I. GLOBAL UTILITIES FUND                      105

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include approving the investment advisor's trustees fee; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

 Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

 Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                               OFFICERS                            OFFICE OF THE FUND

Robert H. Graham                                Robert H. Graham                    11 Greenway Plaza
Chairman, President and                         Chairman and President              Suite 100
Chief Executive Officer                                                             Houston, TX 77046
A I M Management Group Inc.                     Carol F. Relihan
                                                Senior Vice President and           INVESTMENT ADVISOR
Bruce L. Crockett                               Secretary
Director                                                                            A I M Advisors, Inc.
ACE Limited;                                    Gary T. Crum                        11 Greenway Plaza
Formerly Director, President, and               Senior Vice President               Suite 100
Chief Executive Officer                                                             Houston, TX 77046
COMSAT Corporation                              Dana R. Sutton
                                                Vice President and                  TRANSFER AGENT AND CUSTODIAN
Owen Daly II                                    Treasurer
Formerly Director                                                                   State Street Bank and Trust Company
Cortland Trust Inc.                             Robert G. Alley                     225 Franklin Street
                                                Vice President                      Boston, MA 02110
Albert R. Dowden
Chairman of the Board of Directors,             Stuart W. Coco                      COUNSEL TO THE FUNDS
The Cortland Trust and                          Vice President
DHJ Media, Inc.; and Director,                                                      Foley & Lardner
Magellan Insurance Company                      Melville B. Cox                     3000 K N.W., Suite 500
                                                Vice President                      Washington, D.C. 20007
Edward K. Dunn, Jr.
Formerly Chairman, Mercantile                   Karen Dunn Kelley                   COUNSEL TO THE TRUSTEES
Mortgage Corp.;                                 Vice President
Formerly Vice Chairman, President                                                   Kramer, Levin, Naftalis & Frankel LLP
and Chief Operating Officer                     Edgar M. Larsen                     919 Third Avenue
Mercantile-Safe Deposit & Trust Co.;            Vice President                      New York, NY 10022
and President, Mercantile Bankshares
                                                Mary J. Benson                      DISTRIBUTOR
Jack Fields                                     Assistant Vice President and
Chief Executive Officer,                        Assistant Treasurer                 A I M Distributors, Inc.
Twenty First Century, Inc.;                                                         11 Greenway Plaza
Formerly Member of the U.S.                     Sheri Morris                        Suite 100
House of Representatives                        Assistant Vice President and        Houston, TX 77046
                                                Assistant Treasurer
Carl Frischling                                                                     AUDITORS
Partner                                         Jim A. Coppedge
Kramer, Levin, Naftalis & Frankel LLP           Assistant Secretary                 Tait, Weller & Baker
                                                                                    8 Penn Center Plaza
Prema Mathai-Davis                              Renee A. Friedli                    Suite 800
Formerly Chief Executive Officer,               Assistant Secretary                 Philadelphia, PA 19103
YWCA of the U.S.A.
                                                P. Michelle Grace
Lewis F. Pennock                                Assistant Secretary
Partner, Pennock & Cooper (law firm)
                                                Nancy L. Martin
Louis S. Sklar                                  Assistant Secretary
Executive Vice President, Development
and Operations,                                 Ofelia M. Mayo
Hines Interests                                 Assistant Secretary
Limited Partnership
                                                Lisa A. Moss
                                                Assistant Secretary

                                                Kathleen J. Pflueger
                                                Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2000, 24.60% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $1,202,523 for the Fund's tax year ended December 31, 2000, of which 100% is 20% rate gain.

106                      AIM V.I. GLOBAL UTILITIES FUND

ANNUAL REPORT / MANAGERS' OVERVIEW

AIM V.I. GOVERNMENT SECURITIES FUND

GOVERNMENT BOND MARKET HAS BANNER YEAR

Y2K PROVED TO BE A CHALLENGING YEAR FOR      IN 2000, GOVERNMENT BONDS DID  |             performers, outperforming virtually all
EQUITIES, BUT GREAT FOR BONDS. HOW DID        WHAT THEY ARE DESIGNED TO DO  |             other asset classes on a total-return
AIM V.I. GOVERNMENT SECURITIES FUND                              AND MORE.  |             basis. As longer-maturity Treasury
PERFORM IN THESE CONDITIONS?                 _______________________________|             bond yields fell to some of their
Extreme stock-market volatility sent                                                      lowest levels in years, Treasury
investors scrambling for safer havens.      inflation and persistently robust growth      bond prices--which move in the
Savvy investors, however, with              led the Federal Reserve Board (the Fed)       opposite direction--moved
diversified portfolios that included        to raise the fed funds rate three times       significantly higher.
some government-bond exposure reaped        to 6.5%. During the second half of the           Beyond investor flight from a
excellent returns. For the fiscal year      year, the Fed saw sufficient signs that       volatile stock market, the government
ended December 31, 2000, AIM V.I.           the economy was slowing to a more             bond market was aided by a unique
Government Securities Fund posted an        sustainable pace and left rates unchanged.    situation. In January, the Treasury
impressive return of 10.12%. By contrast,   By December, however, the Fed changed         announced its intention to buy back $30
equity securities as represented by the     its bias from tightening to easing.           billion in Treasury securities. This
S&P 500 Index returned -9.10% for the                                                     (among other literally turned the
year--proof once again that a well-         HOW DID GOVERNMENT MARKETS FARE DURING        Treasury market upside down, or in
diversified portfolio is important.         THE PERIOD?                                   bond parlance, inverted the Treasury
                                            In 2000, government bonds did what they       yield curve. The yield curve--a graph of
HOW DID INTEREST-RATE TRENDS INFLUENCE      are designed to do and more. They             Treasury security yields from three
FIXED-INCOME SECURITIES DURING THE          provided a safe, steady (if not excellent)    months to 30 years--under normal
REPORTING PERIOD?                           return, while offsetting the negative         conditions slopes upward, with short-
In the first two quarters of the year,      effects of a declining stock market.          term yields lower than longer-term
a tight labor market, signs of rising       Longer-maturity Treasuries were the star      yields. With an inverted curve, however,
                                                                                          short-term Treasuries actually yield
                                                                                          more than longer-term ones. The series
PORTFOLIO COMPOSITION                                                                     of rate hikes through May combined with
As of 12/31/00, based on total investments                                                the government buyback program kept the
                                                                                          yield curve inverted much of the year.
                                                                                             Investor aversion to risk made
 U.S. AGENCY OBLIGATIONS 20% ________      ________ CASH EQUIVALENTS 18%                  "quality" the operative word in bond
                                                                                          markets. In general, the higher the
                                                                                          quality, the better the performance.
                                                                                          In this environment, mortgage-backed
                              [PIE CHART]                                                 securities and agency debt also performed
                                                                                          well. Credit yields generally followed
                                                                                          Treasury yields lower, but at a slower
                                                                                          pace. In the latter part of the year,
MORTGAGE OBLIGATIONS 39% _________         _______ U.S. TREASURY OBLIGATIONS 23%          the slowing economy hurt corporate
                                                                                          earnings, fostering a flight to quality.
                                                                                          In this environment, even investment-
The fund's holdings are subject to change, and there is no assurance that the fund        grade corporate bond yields widened,
will continue to hold any particular security.                                            meaning their yields were not falling
                                                                                          as rapidly as Treasuries. Spread-to-
                                                                                          Treasury

                    A I M  V. I. GOVERNMENT SECURITIES FUND                  107

ANNUAL REPORT / MANAGERS' OVERVIEW

widening became even more evident in the    AVERAGE ANNUAL TOTAL RETURNS
high-yield market. This yield spread is
an indication of how much additional        As of 12/31/00
risk investors perceive and the             ---------------------------
compensation they need in moving to a       Inception (5/5/93)    5.37%
riskier type of security.                   ---------------------------
                                            5 years               5.31
WHAT IS THE FUND'S STRATEGY AND PRESENT     ---------------------------
ASSET ALLOCATION?                           1 year               10.12
Our objective is to provide price           ---------------------------
stability and income through a
combination of Treasuries, government       RESULTS OF A $10,000 INVESTMENT
agency debentures, mortgage-backed          5/5/93--12/31/00
securities and cash equivalents. We try
to keep our allocations fairly stable,      in thousands
and we don't take long duration bets.
Our strategy is to keep the fund's                                                 [GRAPH APPEARS HERE]
duration between three and five years.
As of December 31, 2000, the fund's                                    AIM VI GOVERNMENT            LEHMAN INTERMEDIATE
average duration was 4.23 years.                                        SECURITIES FUND            GOVERNMENT BOND INDEX
   As the year began, the fund increased                               -----------------           ---------------------
its allocation in mortgage bonds. Once      05/05/93                        10,000                        10,000
falling Treasury yields were reflected      06/30/93                        10,150                        10,117
in the market, the yield spread widened     09/30/93                        10,363                        10,330
between Treasuries and mortgages. We        12/31/93                        10,355                        10,346
viewed this widening as an opportunity      03/31/94                        10,064                        10,155
to move assets into higher-yielding         06/30/94                         9,923                        10,098
issues that would also provide relative     09/30/94                         9,969                        10,176
stability. We also found some attractive    12/31/94                         9,970                        10,166
buying opportunities in the agency          03/31/95                        10,367                        10,588
sector in the second and third quarters.    06/30/95                        10,935                        11,083
As Treasuries were the star performers      09/30/95                        11,077                        11,255
this year, we increased our exposure        12/31/95                        11,520                        11,631
there in the fourth quarter.                03/31/96                        11,293                        11,552
                                            06/30/96                        11,317                        11,629
WHAT WERE CONDITIONS LIKE AS THE FISCAL     09/30/96                        11,498                        11,829
YEAR CLOSED ON DECEMBER 31, 2000?           12/31/96                        11,784                        12,103
In December, the Federal Reserve            03/31/97                        11,736                        12,100
changed its bias from tightening to         06/30/97                        12,094                        12,437
easing. This might pave the way for the     09/30/97                        12,428                        12,755
possibility of interest rate-cuts in the    12/31/97                        12,744                        13,038
future.                                     03/31/98                        12,923                        13,235
   Y2K was a good reminder of why           06/30/98                        13,210                        13,479
investors should diversify their            09/30/98                        13,734                        14,109
portfolios--a reminder, perhaps, that       12/31/98                        13,729                        14,144
after a nearly decade-long bull market,     03/31/99                        13,617                        14,105
equities do have down markets. And there    06/30/99                        13,446                        14,077
are asset classes that will perform well    09/30/99                        13,545                        14,219
when the stock market is going down.        12/31/99                        13,548                        14,213
                                            03/31/00                        13,789                        14,445
                                            06/30/00                        14,018                        14,708
                                            09/30/00                        14,376                        15,102
                                            12/31/00                       $14,921                       $15,701
                                            ------------------------
                                            Source: Lipper, Inc.
                                            Past performance cannot guarantee comparable future results.

                                            MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN
                                            INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE
                                            SHOWN.

                                            The performance figures shown here,         intermediate U.S. Treasury and U.S.
                                            which represent AIM V.I. Government         government agency securities, is
                                            Securities Fund, are not intended to        compiled by Lehman Brothers, a well-
                                            reflect actual annuity values, and they     known global investment bank. Data for
                                            do not reflect changes at the separate-     the index is for the period 4/30/93-
                                            account level which (if applied) would      12/31/00. The unmanaged Standard &
                                            lower them. AIM V.I. Government             Poor's Composite Index of 500 stocks
                                            Securities Fund's performance figures       (the S&P 500) represents the performance
                                            are historical, and they reflect the        of the U.S. stock market.
                                            reinvestment of distributions and              Government securities (such as U.S.
                                            changes in net asset value. The fund's      Treasury bills, notes and bonds) offer a
                                            investment return and principal value       high degree of safety, and they
                                            will fluctuate, so an investor's shares,    guarantee the timely payment of
                                            when redeemed, may be worth more or less    principal and interest if held to
                                            than their original cost.                   maturity. Fund shares are not insured,
                                               The unmanaged Lehman Intermediate        and their value will vary with market
                                            Government Bond Index, which is             conditions.
                                            generally considered representative of         An investment cannot be made in an
                                                                                        index. Unless otherwise indicated, index
                                                                                        results include reinvested dividends.
                                            --------------------------------------------------------------------------------------

108                      AIM V.I. GOVERNMENT SECURITIES FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE


U.S. GOVERNMENT AGENCY SECURITIES - 63.31%

CONSUMER FINANCE - 0.34%

Asian Development Bank (Multi-National), Yankee Deb.,
 8.00%, 04/30/01                                         $  200,000 $   201,020
-------------------------------------------------------------------------------
Financial Assistance Corp., Bonds, 9.38%, 07/21/03           75,000      81,655
===============================================================================
Total Consumer Finance (Cost $281,040)                                  282,675
===============================================================================

FEDERAL HOME LOAN BANK - 9.75%

Debentures,
 7.25%, 05/13/05                                          2,900,000   3,064,256
-------------------------------------------------------------------------------
 8.00%, 05/24/05                                          1,860,000   1,905,496
-------------------------------------------------------------------------------
 8.10%, 05/24/05                                          2,720,000   2,790,230
-------------------------------------------------------------------------------
Medium term notes,
 8.17%, 12/16/04                                            400,000     434,084
===============================================================================
                                                                      8,194,066
===============================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
 ("FHLMC") - 14.75%

Pass through certificates,
 6.00%, 11/01/08 to 09/01/13                                923,076     920,358
-------------------------------------------------------------------------------
 6.50%, 12/01/08 to 08/01/28                              3,646,930   3,624,198
-------------------------------------------------------------------------------
 7.00%, 11/01/10 to 01/01/26                                821,219     831,780
-------------------------------------------------------------------------------
 10.50%, 08/01/19                                            82,377      89,455
-------------------------------------------------------------------------------
 8.50%, 09/01/20 to 12/01/26                              1,635,142   1,699,115
-------------------------------------------------------------------------------
 8.00%, 11/01/29 to 02/01/30                              5,100,992   5,226,884
===============================================================================
                                                                     12,391,790
===============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - 27.31%

Debentures,
 7.55%, 04/22/02                                            400,000     409,144
-------------------------------------------------------------------------------
 7.13%, 02/15/05                                          2,700,000   2,836,161
-------------------------------------------------------------------------------
 7.25%, 01/15/10 TO 05/15/30                              2,400,000   2,679,262
-------------------------------------------------------------------------------
 6.63%, 11/15/10                                            800,000     839,176
-------------------------------------------------------------------------------
Medium term notes,
 6.69%, 08/07/01                                            500,000     502,110
-------------------------------------------------------------------------------
 7.38%, 03/28/05                                            300,000     317,367
-------------------------------------------------------------------------------
Pass through certificates,
 7.00%, 03/01/04 to 01/01/28(a)                          10,156,803  10,227,042
-------------------------------------------------------------------------------
 7.50%, 11/01/09 to 07/01/27                              1,414,903   1,444,539
-------------------------------------------------------------------------------
 6.50%, 10/01/10 to 09/01/27                              1,337,086   1,344,581
-------------------------------------------------------------------------------
 8.50%, 09/01/24 to 02/01/25                                819,872     851,126
-------------------------------------------------------------------------------
 8.00%, 02/01/30                                            914,560     936,564
-------------------------------------------------------------------------------
STRIPS,(b)
 7.37%, 10/09/19                                          1,800,000     551,862
===============================================================================
                                                                     22,938,934
===============================================================================

                                                     PRINCIPAL    MARKET
                                                       AMOUNT      VALUE


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") -
  9.33%

Pass through certificates,
 9.50%, 08/15/03 to 09/15/16                         $   33,043 $    34,733
---------------------------------------------------------------------------
 7.50%, 03/15/08 to 08/15/28                          1,718,421   1,753,985
---------------------------------------------------------------------------
 9.00%, 09/15/08 to 10/15/16                             71,746      74,889
---------------------------------------------------------------------------
 11.00%, 10/15/15                                        24,884      27,248
---------------------------------------------------------------------------
 10.50%, 09/15/17 to 11/15/19                            18,013      19,708
---------------------------------------------------------------------------
 10.00%, 06/15/19                                       491,513     525,147
---------------------------------------------------------------------------
 6.50%, 12/15/23                                        334,452     334,870
---------------------------------------------------------------------------
 8.00%, 07/15/24 to 07/15/26                          2,095,915   2,161,505
---------------------------------------------------------------------------
 7.00%, 04/15/28 to 06/15/28                          2,876,822   2,901,995
===============================================================================
                                                                  7,834,080
===============================================================================

PRIVATE EXPORT FUNDING COMPANY - 1.65%

Debentures,
 7.30%, 01/31/02                                        300,000     304,698
---------------------------------------------------------------------------
 7.65%, 05/15/06                                      1,000,000   1,085,450
===========================================================================
                                                                  1,390,148
===========================================================================

STUDENT LOAN MARKETING ASSOCIATION - 0.18%

Debentures,
 6.50%, 08/01/02                                        150,000     151,684
===========================================================================
Total U.S. Government Agency Securities
 (Cost $52,286,423)                                              53,183,377
===========================================================================

U.S. TREASURY SECURITIES - 24.43%

U.S. TREASURY NOTES - 16.12%

6.75%, 05/15/05(c)                                    3,000,000   3,195,750
---------------------------------------------------------------------------
7.88%, 11/15/07                                       1,150,000   1,199,691
---------------------------------------------------------------------------
6.50%, 02/15/10                                       5,000,000   5,472,850
---------------------------------------------------------------------------
5.75%, 08/15/10(c)                                    3,500,000   3,668,980
===========================================================================
                                                                 13,537,271
===========================================================================

U.S. TREASURY BONDS - 7.08%

9.25%, 02/15/16                                         550,000     759,632
---------------------------------------------------------------------------
7.63%, 02/15/25                                         550,000     696,360
---------------------------------------------------------------------------
6.88%, 08/15/25                                         500,000     584,665
---------------------------------------------------------------------------
6.25%, 05/15/30                                       3,500,000   3,907,960
===========================================================================
                                                                  5,948,617
===========================================================================

U.S. TREASURY STRIPS - 1.23%(B)

5.38%, 05/15/06                                         750,000     572,183
---------------------------------------------------------------------------
6.80%, 11/15/18                                       1,250,000     456,963
===========================================================================
                                                                  1,029,146
===========================================================================
Total U.S. Treasury Securities (Cost $19,874,861)                20,515,034
===========================================================================

                      AIM V.I. GOVERNMENT SECURITIES FUND                   109

                                                       MARKET
                                            SHARES      VALUE
MONEY MARKET FUNDS - 18.52%

STIT Government & Agency Portfolio
 (Cost $15,559,215)(d)                   15,559,215 $15,559,215
================================================================
TOTAL INVESTMENTS - 106.26%
 (Cost $87,720,499)                                  89,257,626
================================================================
LIABILITIES LESS OTHER ASSETS - (6.26%)              (5,255,552)
================================================================
NET ASSETS - 100.00%                                $84,002,074
================================================================

INVESTMENT ABBREVIATIONS:
Deb.   -Debenture
STRIPS -Separately Traded Registered Interest and Principal Security

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Security purchased on a forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section B.
(b) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) Principal amount has been deposited in escrow with broker as collateral for reverse repurchase agreements outstanding at 12/31/00.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

110                   AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $87,720,499)  $89,257,626
------------------------------------------------------------
Receivables for:
 Investments sold                                  4,108,958
------------------------------------------------------------
 Fund shares sold                                  5,322,030
------------------------------------------------------------
 Dividends and interest                              816,701
------------------------------------------------------------
 Principal paydowns                                    2,305
------------------------------------------------------------
Investment for deferred compensation plan             36,389
------------------------------------------------------------
Other assets                                           2,676
============================================================
  Total assets                                    99,546,685
============================================================

LIABILITIES:

Payables for:
 Investments purchased                             8,110,625
------------------------------------------------------------
 Fund shares reacquired                              306,012
------------------------------------------------------------
 Reverse repurchase agreements                     6,941,875
------------------------------------------------------------
 Interest expense                                      4,654
------------------------------------------------------------
 Deferred compensation plan                           36,389
------------------------------------------------------------
Accrued advisory fees                                 32,300
------------------------------------------------------------
Accrued administrative services fees                  92,837
------------------------------------------------------------
Accrued operating expenses                            19,919
============================================================
  Total liabilities                               15,544,611
============================================================
Net assets applicable to shares outstanding      $84,002,074
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Outstanding                                        7,524,229
============================================================
Net asset value                                  $     11.16
____________________________________________________________
============================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Interest                                                        $4,657,517
---------------------------------------------------------------------------
Dividends from affiliated money market funds                       363,161
===========================================================================
  Total investment income                                        5,020,678
===========================================================================

EXPENSES:

Advisory fees                                                      358,276
---------------------------------------------------------------------------
Administrative services fees                                       150,192
---------------------------------------------------------------------------
Custodian fees                                                      29,699
---------------------------------------------------------------------------
Trustees' fees                                                       6,747
---------------------------------------------------------------------------
Interest                                                            88,642
---------------------------------------------------------------------------
Other                                                               65,192
===========================================================================
  Total expenses                                                   698,748
===========================================================================
Less: Expenses paid indirectly                                        (122)
===========================================================================
  Net expenses                                                     698,626
===========================================================================
Net investment income                                            4,322,052
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES

Net realized gain (loss) from investment securities               (921,238)
---------------------------------------------------------------------------
Change in net unrealized appreciation of investment securities   3,668,816
---------------------------------------------------------------------------
Net gain from investment securities                              2,747,578
===========================================================================
Net increase in net assets resulting from operations            $7,069,630
___________________________________________________________________________
===========================================================================

See Notes to Financial Statements.

                      AIM V.I. GOVERNMENT SECURITIES FUND                   111

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                        2000         1999
                                                     -----------  -----------
OPERATIONS:

 Net investment income                               $ 4,322,052  $ 3,628,296
------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities    (921,238)  (1,304,878)
------------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities              3,668,816   (3,043,863)
------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting
   from operations                                     7,069,630     (720,445)
------------------------------------------------------------------------------
Distributions to shareholders from net investment
 income                                               (3,633,258)  (2,511,433)
------------------------------------------------------------------------------
Share transactions - net                               9,804,480   15,808,419
------------------------------------------------------------------------------
  Net increase in net assets                          13,240,852   12,576,541
------------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                                    70,761,222   58,184,681
==============================================================================
 End of year                                         $84,002,074  $70,761,222
______________________________________________________________________________
==============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                       $80,669,298  $70,864,760
------------------------------------------------------------------------------
 Undistributed net investment income                   4,287,354    3,602,402
------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities                               (2,491,705)  (1,574,251)
------------------------------------------------------------------------------
 Unrealized appreciation (depreciation) of
  investment securities                                1,537,127   (2,131,689)
==============================================================================
                                                     $84,002,074  $70,761,222
______________________________________________________________________________
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Government Securities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. B.Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal

112                   AIM V.I. GOVERNMENT SECURITIES FUND
   payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.
    Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
    Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
    On December 31, 2000, undistributed net investment income was decreased by $3,842, undistributed net realized gains were increased by $3,784 and paid in capital was increased by $58 as a result of differing book/tax treatment of principal paydown gains/(losses). Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
    The Fund has a capital loss carryforward of $2,472,134 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2008.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.45% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2000, the Fund paid AIM $150,192 of which AIM retained $50,000 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $4,383 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $122 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $122.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BORROWINGS
Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements.
 The maximum amount outstanding during the year ended December 31, 2000 was $6,941,875 while borrowings averaged $1,626,430 per day with a weighted average interest rate of 5.41%.
 The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $65,093,706 and $57,456,190, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $1,650,066
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (112,939)
=========================================================================
Net unrealized appreciation of investment securities          $1,537,127
_________________________________________________________________________
=========================================================================

Cost of investments for tax purposes is $87,720,499.

                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 7 - SHARE INFORMATION
Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                    2000                      1999
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold                        2,420,711  $ 26,835,386   3,277,124  $ 36,037,021
------------------------------------------------------------------------------
Issued as reinvestment of
 dividends                    327,911     3,633,258     235,153     2,511,433
------------------------------------------------------------------------------
Issued in connection with
 acquisitions*                     --            --     465,003     5,110,012
------------------------------------------------------------------------------
Reacquired                 (1,884,206)  (20,664,164) (2,523,037)  (27,850,047)
==============================================================================
                              864,416  $  9,804,480   1,454,243  $ 15,808,419
______________________________________________________________________________
==============================================================================

* As of the close of business on October 15, 1999, the Fund acquired all the net assets GT Global Variable U.S. Government Income Fund (Variable U.S. Government Income Fund) pursuant to a plan of reorganization approved by Variable U.S. Government Income Fund's shareholders on August 25, 1999. The acquisition was accomplished by a tax-free exchange of 465,003 shares of the Fund for 482,118 shares of Variable U.S. Government Income Fund outstanding as of the close of business on October, 15, 1999. Variable U.S. Government Income Fund's net assets at that date were $5,110,012, including ($270,877) of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $65,275,738.

NOTE 8 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                       YEAR ENDED DECEMBER 31,
                               -----------------------------------------------
                               2000(a)     1999(a)   1998(a)   1997     1996
                               -------     -------   -------  -------  -------
Net asset value, beginning of
 period                        $ 10.63     $ 11.18   $ 10.67  $  9.87  $ 10.17
-------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income            0.66        0.63      0.63     0.59     0.58
-------------------------------------------------------------------------------
 Net gains (losses) on
  securities (both realized
  and unrealized)                 0.41       (0.78)     0.20     0.22    (0.35)
===============================================================================
  Total from investment
   operations                     1.07       (0.15)     0.83     0.81     0.23
===============================================================================
Less dividends from net
 investment income               (0.54)      (0.40)    (0.32)   (0.01)   (0.53)
===============================================================================
Net asset value, end of
 period                        $ 11.16     $ 10.63   $ 11.18  $ 10.67  $  9.87
_______________________________________________________________________________
===============================================================================
Total return                     10.12%      (1.32)%    7.73%    8.16%    2.29%
_______________________________________________________________________________
===============================================================================
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)                $84,002     $70,761   $58,185  $33,800  $24,527
_______________________________________________________________________________
===============================================================================
Ratio of expenses to average
 net assets (including
 interest expense):               0.97%(b)    0.90%     0.76%    0.87%    0.91%
_______________________________________________________________________________
===============================================================================
Ratio of expenses to average
 net assets (excluding
 interest expense):               0.85%(b)    0.80%     0.76%    0.87%    0.91%
_______________________________________________________________________________
===============================================================================
Ratio of net investment
 income to average net assets     6.03%(b)    5.75%     5.70%    5.85%    5.80%
_______________________________________________________________________________
===============================================================================
Ratio of interest expense to
 average net assets               0.12%(b)    0.10%       --       --       --
_______________________________________________________________________________
===============================================================================
Portfolio turnover rate             87%         41%       78%      66%      32%
_______________________________________________________________________________
===============================================================================

(a) Calculated using average shares outstanding.
(b) Ratios are based on average daily net assets of $71,655,187.

114                   AIM V.I. GOVERNMENT SECURITIES FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Government Securities Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Government Securities Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

                      AIM V.I. GOVERNMENT SECURITIES FUND                   115

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Government Securities Fund (the "Fund"), a portfolio of AIM Variable Insurance Funds, Inc. (the "Company"), reorganized as AIM Variable Insurance Funds, a Delaware business trust (the "Trust"), was held on April 10, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the Company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund and making it non-fundamental.

(6) To ratify the selection of Tait, Weller & Baker as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the voting on the above matters were as follows:

                                                                      WITHHELD/
       DIRECTORS/MATTER                                   VOTES FOR  ABSTENTIONS
       ----------------                                  ----------- -----------
 (1)* Charles T. Bauer.................................  336,558,177  9,129,703
      Bruce L. Crockett................................  337,513,648  8,174,232
      Owen Daly II.....................................  336,754,219  8,933,661
      Edward K. Dunn, Jr...............................  337,481,093  8,206,787
      Jack M. Fields...................................  337,574,973  8,112,907
      Carl Frischling..................................  337,177,860  8,510,020
      Robert H. Graham.................................  337,319,248  8,368,632
      Prema Mathai-Davis...............................  337,262,043  8,425,837
      Lewis F. Pennock.................................  337,440,897  8,246,983
      Louis S. Sklar...................................  337,447,894  8,239,986

                                                            VOTES    WITHHELD/
       MATTER                                  VOTES FOR   AGAINST  ABSTENTIONS
       ------                                 ----------- --------- -----------
 (2)*   Approval of an Agreement and Plan
        of Reorganization which provides
        for the reorganization of
        AIM Variable Insurance Funds, Inc.
        as a Delaware business trust.......   318,213,444 8,412,798 19,061,638
 (3)    Approval of a new Master Investment
        Advisory Agreement with A I M
        Advisors, Inc......................     5,980,940   200,395    258,891
 (4)(a) Approval of changing the
        Fundamental Restriction on Issuer
        Diversification....................     5,755,363   263,463    421,400
 (4)(b) Approval of changing the
        Fundamental Restriction on
        Borrowing Money and Issuing Senior
        Securities.........................     5,674,032   299,553    466,641
 (4)(c) Approval of changing the
        Fundamental Restriction on
        Underwriting Securities............     5,782,563   282,728    374,935
 (4)(d) Approval of changing the
        Fundamental Restriction on Industry
        Concentration......................     5,783,441   259,288    397,497
 (4)(e) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Real Estate .     5,657,406   330,427    452,393
 (4)(f) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Commodities..     5,684,149   349,659    406,418
 (4)(g) Approval of changing the
        Fundamental Restriction on Making
        Loans..............................     5,676,732   382,266    381,228
 (4)(h) Approval of the Elimination of
        Fundamental Restriction on
        Investing for the Purpose of
        Control............................     5,670,887   354,128    415,211
 (5)    Approval of Changing the Investment
        Objective and Making it Non-
        Fundamental........................     5,598,889   387,476    453,861
 (6)    Ratification of the selection of
        Tait, Weller & Baker as Independent
        Accountants of the Fund............     5,987,478   134,780    317,968

--------
* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds, Inc.

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

116                   AIM V.I. GOVERNMENT SECURITIES FUND

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include approving the investment advisor's trustees fee; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.
 Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.
 Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                               OFFICERS                            OFFICE OF THE FUND

Robert H. Graham                                Robert H. Graham                    11 Greenway Plaza
Chairman, President and                         Chairman and President              Suite 100
Chief Executive Officer                                                             Houston, TX 77046
A I M Management Group Inc.                     Carol F. Relihan
                                                Senior Vice President and           INVESTMENT ADVISOR
Bruce L. Crockett                               Secretary
Director                                                                            A I M Advisors, Inc.
ACE Limited;                                    Gary T. Crum                        11 Greenway Plaza
Formerly Director, President, and               Senior Vice President               Suite 100
Chief Executive Officer                                                             Houston, TX 77046
COMSAT Corporation                              Dana R. Sutton
                                                Vice President and                  TRANSFER AGENT AND CUSTODIAN
Owen Daly II                                    Treasurer
Formerly Director                                                                   State Street Bank and Trust Company
Cortland Trust Inc.                             Robert G. Alley                     225 Franklin Street
                                                Vice President                      Boston, MA 02110
Albert R. Dowden
Chairman of the Board of Directors,             Stuart W. Coco                      COUNSEL TO THE FUNDS
The Cortland Trust and                          Vice President
DHJ Media, Inc.; and Director,                                                      Foley & Lardner
Magellan Insurance Company                      Melville B. Cox                     3000 K N.W., Suite 500
                                                Vice President                      Washington, D.C. 20007
Edward K. Dunn, Jr.
Formerly Chairman, Mercantile                   Karen Dunn Kelley                   COUNSEL TO THE TRUSTEES
Mortgage Corp.;                                 Vice President
Formerly Vice Chairman, President                                                   Kramer, Levin, Naftalis & Frankel LLP
and Chief Operating Officer                     Edgar M. Larsen                     919 Third Avenue
Mercantile-Safe Deposit & Trust Co.;            Vice President                      New York, NY 10022
and President, Mercantile Bankshares
                                                Mary J. Benson                      DISTRIBUTOR
Jack Fields                                     Assistant Vice President and
Chief Executive Officer,                        Assistant Treasurer                 A I M Distributors, Inc.
Twenty First Century, Inc.;                                                         11 Greenway Plaza
Formerly Member of the U.S.                     Sheri Morris                        Suite 100
House of Representatives                        Assistant Vice President and        Houston, TX 77046
                                                Assistant Treasurer
Carl Frischling                                                                     AUDITORS
Partner                                         Jim A. Coppedge
Kramer, Levin, Naftalis & Frankel LLP           Assistant Secretary                 Tait, Weller & Baker
                                                                                    8 Penn Center Plaza
Prema Mathai-Davis                              Renee A. Friedli                    Suite 800
Formerly Chief Executive Officer,               Assistant Secretary                 Philadelphia, PA 19103
YWCA of the U.S.A.
                                                P. Michelle Grace
Lewis F. Pennock                                Assistant Secretary
Partner, Pennock & Cooper (law firm)
                                                Nancy L. Martin
Louis S. Sklar                                  Assistant Secretary
Executive Vice President, Development
and Operations,                                 Ofelia M. Mayo
Hines Interests                                 Assistant Secretary
Limited Partnership
                                                Lisa A. Moss
                                                Assistant Secretary

                                                Kathleen J. Pflueger
                                                Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2000, 0% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 12.79% was derived from U.S. Treasury
Obligations.

                      AIM V.I. GOVERNMENT SECURITIES FUND                   117


ANNUAL REPORT / MANAGERS' OVERVIEW

AIM V.I. GROWTH FUND

BROAD MARKET DECLINE HINDERS
FUND PERFORMANCE

HOW DID THE FUND PERFORM FOR THE YEAR?       such as the S&P 500 declined as a number    contributed to a general market malaise at
Due to the volatility of U.S. stock          of forces conspired against equity          a time when historically markets have
markets and shifting investor sentiment,     investors. A series of six short-term       rallied. During the fourth quarter in
the fund's total return was -20.49% for      interest-rate increases by the Federal      particular, markets declined sharply as a
the fiscal year ended December 31, 2000.     Reserve Board (the Fed) from June 1999 to   number of companies in a variety of
By comparison, the Russell 1000 and the      May 2000 was only one reason for volatile   industries announced disappointing
S&P 500 returned -7.79% and -9.10%,          and negative stock-market performance. The  earnings or warned that future earnings
respectively.                                Fed's rate hikes were intended to slow      might not meet expectations.
   Unlike in recent years, value stocks      economic growth and to forestall
(those perceived to be undervalued           inflation, and they succeeded in doing      HOW DID YOU MANAGE THE FUND'S PORTFOLIO
relative to the broader market)              so--perhaps more quickly and more           DURING THE YEAR?
outperformed growth stocks (those            significantly than intended. This string    At the close of the fiscal year, the
perceived to have above-average growth       of interest-rate hikes increased            fund's well-diversified portfolio included
potential) by a wide margin in 2000.         companies' borrowing costs and negatively   75 stocks, the overwhelming majority of
Indeed, the growth component of the          affected the markets throughout 2000.       which were large-cap U.S. companies. Our
Russell 1000 finished the year with a           A number of other factors pressured      bottom-up research caused us to increase
return of -22.42%, while the value           stocks. A weak euro made American goods     our financial, health-care and utility
component returned 7.01%. AIM V.I. Growth    more expensive overseas and depressed       holdings and to decrease our consumer-
Fund invests primarily in growth stocks.     earnings for many U.S.-based multinational  cyclical and consumer-staples holdings.
   While the fund provided positive          corporations. Higher energy prices reduced  During the year, financial stocks
returns for the first three quarters of      corporate earnings and consumer spending.   benefited from merger-and-acquisition
the year, it was not immune to the massive   Violence in the Middle East contributed to  activity as well as an end to Fed interest
sell-off in technology stocks and other      investor skittishness during much of the    -rate increases. Health-care stocks
market difficulties during the fourth        year. Finally, uncertainty about the        performed well because of their relatively
quarter. From January 1 through September    outcome of the 2000 presidential election   predictable earnings growth regard-
30, 2000, the fund returned 2.26%. But
the markets' reaction to the sharp  PORTFOLIO COMPOSITION
and sudden economic slowdown that   As of 12/31/00, based on total net assets
became apparent in the fourth
quarter erased those gains.          TOP 10 HOLDINGS                             TOP 10 INDUSTRIES
                                    ------------------------------------------- ---------------------------------------------------
HOW DID THE MARKETS PERFORM IN       1. Citigroup Inc.                    3.45%  1. Computers (Software & Services)          12.64%
2000?                               ------------------------------------------- ---------------------------------------------------
In a word, "badly." For the first    2. EMC Corp                          3.31   2. Financial (Diversified)                   8.45
time since 1990, major stock-market ------------------------------------------- ---------------------------------------------------
indexes                              3. Tyco International Ltd. (Bermuda) 3.08   3. Health Care (Drugs-Major Pharmaceuticals) 5.91
                                    ------------------------------------------- ---------------------------------------------------
GROWTH OF NET ASSETS                 4. American Express Co.              2.93   4. Computers (Networking)                    5.84
                                    ------------------------------------------- ---------------------------------------------------
12/31/99   $704.1 MILLION            5. General Electric Co.              2.86   5. Computers (Peripherals)                   5.38
12/31/00   $879.2 MILLION           ------------------------------------------- ---------------------------------------------------
                                     6. Oracle Corp.                      2.68   6. Communications Equipment                  4.71
                                    ------------------------------------------- ---------------------------------------------------
                                     7. Cisco Systems, Inc.               2.62   7. Manufacturing (Diversified)               4.36
                                    ------------------------------------------- ---------------------------------------------------
                                     8. Dynegy Inc. - Class A             2.47   8. Power Producers (Independent)             4.20
                                    ------------------------------------------- ---------------------------------------------------
                                     9. Calpine Corp.                     2.47   9. Natural Gas                               4.03
                                    ------------------------------------------- ---------------------------------------------------
                                    10. Comverse Technology, Inc.         2.47  10. Electrical Equipment                      3.75

                                    The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

118                             AIM V.I. GROWTH FUND

ANNUAL REPORT/MANAGERS' OVERVIEW

RESULTS OF A $10,000 INVESTMENT                                                           AVERAGE ANNUAL TOTAL RETURNS
(5/5/93-12/31/00)
                                                                                          As of 12/31/00
(in thousands)                                                                            ----------------------------
                                                                                          Inception (5/5/93)    16.13%
                                    [GRAPH APPEARS HERE]                                  ----------------------------
                                                                                          5 Years               16.66
                                                   AIM VI                                 ----------------------------
                            RUSSELL 1000         GROWTH FUND         S & P 500            1 Year               -20.49
                            ------------         -----------         ---------            ----------------------------
05/05/93                      $10,000              $10,000            $10,000
06/30/93                       10,342               10,460             10,297             The performance figures shown here,
09/30/93                       10,676               11,170             10,562             which represent AIM V.I. Growth Fund,
12/31/93                       10,862               11,068             10,807             are not intended to reflect actual
03/31/94                       10,432               10,688             10,398             annuity values, and they do not reflect
06/30/94                       10,412               10,158             10,441             charges at the separate-account level
09/30/94                       10,945               10,878             10,950             which (if applied) would lower them. AIM
12/31/94                       10,903               10,794             10,949             V.I. Growth Fund's performance figures
03/31/95                       11,940               11,772             12,013             are historical, and they reflect the
06/30/95                       13,064               13,212             13,159             reinvestment of distributions and
09/30/95                       14,228               14,763             14,204             changes in net asset value. The fund's
12/31/95                       15,021               14,549             15,058             investment return and principal value
03/31/96                       15,849               15,344             15,866             will fluctuate, so an investor's shares
06/30/96                       16,495               15,748             16,577             (when redeemed) may be worth more or
09/30/96                       17,033               16,502             17,090             less than their original cost.
12/31/96                       18,392               17,178             18,513                The unmanaged Russell 1000 Index (the
03/31/97                       18,677               16,935             19,011             Russell 1000) represents the performance
06/30/97                       21,816               19,841             22,326             of the stocks of large-capitalization
09/30/97                       23,721               22,116             23,998             companies. The unmanaged Standard &
12/31/97                       24,434               21,794             24,687             Poor's Composite Index of 500 Stocks
03/31/98                       27,701               24,685             28,129             (the S&P 500) represents the performance
06/30/98                       28,394               25,904             29,063             of the U.S. stock market. Data for the
09/30/98                       25,466               22,872             26,178             indexes are for the period 4/30/93-
12/31/98                       31,037               29,231             31,748             12/31/00.
03/31/99                       32,317               31,340             33,329                Since the last reporting period, the
06/30/99                       34,619               32,906             35,674             fund has elected to use the S&P 500 as
09/30/99                       32,334               32,258             33,452             its benchmark because this index more
12/31/99                       37,527               39,529             38,425             closely resembles the securities in
03/31/00                       39,165               44,652             39,305             which the fund invests. The fund will no
06/30/00                       37,821               41,466             38,261             longer measure its performance against
09/30/00                       38,091               40,422             37,891             the Russell 1000. Because this is the
12/31/00                      $34,604              $31,427            $34,928             first reporting period since we adopted
-----------------                                                                         the new index, SEC guidelines require us
Source: Lipper, Inc.                                                                      to compare the fund's performance to
Past performance cannot guarantee comparable future results.                              both indexes in this report.
                                                                                             An investment cannot be made in an
MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN          index. Unless otherwise indicated, index
INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE            results include reinvested dividends.
SHOWN.
                                                                                          -----------------------------------------
less of economic conditions. Large          .  General Electric, a diversified
pharmaceutical stocks in particular            company that ranks first or second            On the other hand, toward the close
performed strongly during the year.            in a variety of industries. The            of the fiscal year, the Fed indicated
Sharply higher natural-gas prices and          company is a leading manufacturer of       that its bias had changed from warding
greater deregulation for electric              aircraft engines, transportation           off inflation to warding off recession--
companies boosted the prices of many           equipment, medical imaging equipment       signaling the possibility of rate cuts
utility stocks.                                and household appliances. Its GE           aimed at stimulating the economy.
   We sharply reduced our consumer-            Capital Services unit is one of the        Historically, declining interest rates
cyclical and consumer-staples holdings         largest U.S. financial-services            bode well for stocks. Though the economy
as signs mounted of an economic                companies.                                 had slowed from its previous strong
slowdown. Jittery markets and higher        .  Merck, a pharmaceutical company with       pace, unemployment remained at its
energy prices caused some consumers to         leading treatments for high                lowest level in decades and inflation
curtail discretionary spending, and we         cholesterol, hypertension and heart        continued to be quite low. Prices of
feared that many retailing stocks would        failure. Its prescription-benefits-        many stocks declined to much more
be hurt as a result.                           management subsidiary, Merck-Medco,        reasonable levels as a result of the
                                               accounts for almost half the company's     steep downturn in equity markets during
WHAT WERE SOME OF THE FUND'S CORE              sales.                                     the fourth quarter of 2000, presenting a
HOLDINGS?                                                                                 potential buying opportunity.
As stock valuations dropped sharply in      WHAT WERE CONDITIONS LIKE AS THE FISCAL          Given the uncertainty surrounding
the fourth quarter, the fund focused on     YEAR CLOSED ON DECEMBER 31?                   short-term economic trends, market
its core holdings--those stocks that we     At the end of the year, the economic          volatility is likely to continue. Thus,
believe have long-term outlooks for         picture was mixed. Late in 2000, markets      we consider this an environment in which
positive earnings growth. Such stocks       were roiled by a string of corporate          investors would be well advised to
included:                                   warnings about earnings and revenue           maintain a long-term investment
 .  Citigroup, which offers credit card,     expectations. As capital expenditures         perspective.
   banking, insurance and investment        and consumer spending showed signs of
   services in some 100 countries           slowing, many investors believed
   worldwide. Citigroup's e-Citi unit       earnings might continue to disappoint
   develops online financial-services       for the next six to eight months.
   products.

                          AIM V.I. GROWTH FUND                               119

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                 SHARES     MARKET VALUE

DOMESTIC COMMON STOCKS - 86.21%

BEVERAGES (NON-ALCOHOLIC) - 2.03%

PepsiCo, Inc.                                       360,000 $ 17,842,500
========================================================================

BROADCASTING (TELEVISION, RADIO & CABLE) - 0.55%

AT&T Corp - Liberty Media Corp. - Class A(a)        359,000    4,868,937
========================================================================

COMMUNICATIONS EQUIPMENT - 4.54%

Comverse Technology, Inc.(a)                        199,600   21,681,550
------------------------------------------------------------------------
Corning Inc.                                        345,000   18,220,312
========================================================================
                                                              39,901,862
========================================================================

COMPUTERS (HARDWARE) - 1.42%

Palm, Inc.(a)                                       201,000    5,690,812
------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                           244,000    6,801,500
========================================================================
                                                              12,492,312
========================================================================

COMPUTERS (NETWORKING) - 5.84%

Cisco Systems, Inc.(a)                              602,100   23,030,325
------------------------------------------------------------------------
Emulex Corp.(a)                                      99,500    7,953,781
------------------------------------------------------------------------
Extreme Networks, Inc.(a)                           171,000    6,690,375
------------------------------------------------------------------------
Juniper Networks, Inc.(a)                           108,200   13,639,962
========================================================================
                                                              51,314,443
========================================================================

COMPUTERS (PERIPHERALS) - 5.38%

Brocade Communications Systems, Inc.(a)             188,000   17,260,750
------------------------------------------------------------------------
EMC Corp.(a)                                        370,000   24,605,000
------------------------------------------------------------------------
QLogic Corp.(a)                                      70,100    5,397,700
========================================================================
                                                              47,263,450
========================================================================

COMPUTERS (SOFTWARE & SERVICES) - 10.53%

Adobe Systems Inc.                                   67,400    3,921,837
------------------------------------------------------------------------
Ariba, Inc.(a)                                       66,300    3,563,625
------------------------------------------------------------------------
BEA Systems, Inc.(a)                                160,000   10,770,000
------------------------------------------------------------------------
i2 Technologies, Inc.(a)                             87,000    4,730,625
------------------------------------------------------------------------
Intuit Inc.(a)                                       93,000    3,667,687
------------------------------------------------------------------------
Mercury Interactive Corp.(a)                        132,000   11,913,000
------------------------------------------------------------------------
Oracle Corp.(a)                                     810,000   23,540,625
------------------------------------------------------------------------
PeopleSoft, Inc.(a)                                 121,000    4,499,687
------------------------------------------------------------------------
Siebel Systems, Inc.(a)                             133,000    8,994,125
------------------------------------------------------------------------
VERITAS Software Corp.(a)                           194,500   17,018,750
========================================================================
                                                              92,619,961
========================================================================

CONSUMER FINANCE - 2.10%

Capital One Financial Corp.                         160,000   10,530,000
------------------------------------------------------------------------
MBNA Corp.                                          214,500    7,923,094
========================================================================
                                                              18,453,094
========================================================================

                                              SHARES     MARKET VALUE

ELECTRICAL EQUIPMENT - 3.75%

General Electric Co.                             524,000 $ 25,119,250
---------------------------------------------------------------------
Sanmina Corp.(a)                                 103,000    7,892,375
=====================================================================
                                                           33,011,625
=====================================================================

ELECTRONICS (INSTRUMENTATION) - 1.51%

Agilent Technologies, Inc.(a)                    242,000   13,249,500
=====================================================================

ELECTRONICS (SEMICONDUCTORS) - 2.43%

Analog Devices, Inc.(a)                           83,700    4,284,394
---------------------------------------------------------------------
Applied Micro Circuits Corp.(a)                  102,000    7,654,781
---------------------------------------------------------------------
Linear Technology Corp.                           90,800    4,199,500
---------------------------------------------------------------------
TranSwitch Corp.(a)                              133,200    5,211,450
=====================================================================
                                                           21,350,125
=====================================================================

FINANCIAL (DIVERSIFIED) - 8.45%

American Express Co.                             469,600   25,798,650
---------------------------------------------------------------------
Citigroup Inc.                                   593,800   30,320,913
---------------------------------------------------------------------
Fannie Mae                                       105,000    9,108,750
---------------------------------------------------------------------
Freddie Mac                                      131,600    9,063,950
=====================================================================
                                                           74,292,263
=====================================================================

HEALTH CARE (DIVERSIFIED) - 1.24%

IVAX Corp.(a)                                    284,600   10,900,180
=====================================================================

HEALTH CARE (DRUGS - GENERIC & OTHER) - 2.20%

Forest Laboratories, Inc.(a)                      54,900    7,294,838
---------------------------------------------------------------------
Genentech, Inc.(a)                               148,000   12,062,000
=====================================================================
                                                           19,356,838
=====================================================================

HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) - 5.90%

Allergan, Inc.                                   107,500   10,407,344
---------------------------------------------------------------------
Merck & Co., Inc.                                230,000   21,533,750
---------------------------------------------------------------------
Pfizer Inc.                                      434,300   19,977,800
=====================================================================
                                                           51,918,894
=====================================================================

HEALTH CARE (HOSPITAL MANAGEMENT) - 2.19%

HCA-Healthcare Co. (The)                         228,000   10,034,280
---------------------------------------------------------------------
Tenet Healthcare Corp.(a)                        207,000    9,198,563
=====================================================================
                                                           19,232,843
=====================================================================

HEALTH CARE (MANAGED CARE) - 2.45%

CIGNA Corp.                                       75,000    9,922,500
---------------------------------------------------------------------
UnitedHealth Group Inc.                          190,000   11,661,250
=====================================================================
                                                           21,583,750
=====================================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 0.97%

Applera Corp.-Applied Biosystems Group            91,000    8,559,688
=====================================================================

120                           AIM V.I. GROWTH FUND

                                                                    MARKET
                                                      SHARES        VALUE


HEALTH CARE (SPECIALIZED SERVICES) - 1.47%

Alza Corp.(a)                                            266,500 $ 11,326,250
-----------------------------------------------------------------------------
Quest Diagnostics Inc.(a)                                 11,100    1,576,200
=============================================================================
                                                                   12,902,450
=============================================================================

INSURANCE (LIFE/HEALTH) - 0.55%

AFLAC, Inc.                                               67,000    4,836,563
=============================================================================

INVESTMENT BANKING/BROKERAGE - 2.33%

Merrill Lynch & Co., Inc.                                300,300   20,476,706
=============================================================================

LEISURE TIME (PRODUCTS) - 0.60%

Harley-Davidson, Inc.                                    131,800    5,239,050
=============================================================================

MANUFACTURING (DIVERSIFIED) - 1.28%

United Technologies Corp.                                143,000   11,243,375
=============================================================================

NATURAL GAS - 4.03%

Dynegy Inc. - Class A                                    324,000   18,164,250
-----------------------------------------------------------------------------
Enron Corp.                                              130,000   10,806,250
-----------------------------------------------------------------------------
Williams Cos., Inc. (The)                                161,100    6,433,931
=============================================================================
                                                                   35,404,431
=============================================================================

OIL & GAS (DRILLING & EQUIPMENT) - 1.12%

Baker Hughes Inc.                                        237,900    9,887,719
=============================================================================

POWER PRODUCERS (INDEPENDENT) - 4.20%

AES Corp. (The)(a)                                       322,000   17,830,750
-----------------------------------------------------------------------------
Calpine Corp.(a)                                         423,000   19,061,438
=============================================================================
                                                                   36,892,188
=============================================================================

RETAIL (DEPARTMENT STORES) - 0.86%

Kohl's Corp.(a)                                          124,000    7,564,000
=============================================================================

RETAIL (FOOD CHAINS) - 1.42%

Safeway Inc.(a)                                          200,000   12,500,000
=============================================================================

RETAIL (SPECIALTY) - 0.78%

Bed Bath & Beyond Inc.(a)                                306,900    6,866,888
=============================================================================

SERVICES (ADVERTISING/MARKETING) - 0.50%

TMP Worldwide, Inc.(a)                                    80,200    4,411,000
=============================================================================

SERVICES (DATA PROCESSING) - 1.53%

DST Systems, Inc.(a)                                      60,900    4,080,300
-----------------------------------------------------------------------------
First Data Corp.                                         177,500    9,352,031
=============================================================================
                                                                   13,432,331
=============================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 2.06%

Openwave Systems Inc.(a)                                 205,000    9,827,188
-----------------------------------------------------------------------------
Powerwave Technologies, Inc.(a)                          141,000    8,248,500
=============================================================================
                                                                   18,075,688
=============================================================================
 Total Domestic Common Stocks
   (Cost $717,227,808)                                            757,944,654
=============================================================================

                                                                    MARKET
                                                      SHARES        VALUE


FOREIGN STOCKS & OTHER EQUITY INTERESTS - 9.61%

BERMUDA - 3.08%

Tyco International Ltd.
 (Manufacturing - Diversified)                           488,500 $ 27,111,750
=============================================================================

CANADA - 1.05%

Celestica Inc. (Electronics - Semiconductors)(a)         170,000    9,222,500
=============================================================================

FRANCE - 0.18%

Alcatel S.A. - ADR (Communications Equipment)             27,500    1,538,281
=============================================================================

HONG KONG - 1.18%

China Mobile Ltd.
 (Telecommunications - Cellular/Wireless)(a)           1,900,800   10,381,692
=============================================================================

ISRAEL - 2.81%

Check Point Software Technologies Ltd.
 (Computers - Software & Services)(a)                    138,500   18,498,406
------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd. - ADR (Health
 Care - Drugs - Generic & Other)                          84,700    6,204,275
=============================================================================
                                                                   24,702,681
=============================================================================

SINGAPORE - 0.50%

Flextronics International Ltd.
 (Manufacturing - Specialized)(a)                        155,000    4,417,500
=============================================================================

UNITED KINGDOM - 0.81%

Amdocs Ltd.
 (Telecommunications - Cellular/Wireless)(a)             107,000    7,088,750
=============================================================================
 Total Foreign Stocks & Other Equity Interests
  (Cost $78,539,380)                                               84,463,154
=============================================================================

MONEY MARKET FUNDS - 5.39%

STIC Liquid Assets Portfolio(b)                       23,720,685   23,720,685
-----------------------------------------------------------------------------
STIC Prime Portfolio(b)                               23,720,685   23,720,685
=============================================================================
 Total Money Market Funds (Cost $47,441,370)                       47,441,370
=============================================================================

TOTAL INVESTMENTS - 101.21%
 (Cost $843,208,558)                                              889,849,178
=============================================================================

LIABILITIES LESS OTHER ASSETS - (1.21%)                           (10,666,872)
=============================================================================

NET ASSETS - 100.00%                                             $879,182,306
_____________________________________________________________________________
=============================================================================

Investment Abbreviations:

ADR - American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                              AIM V.I. GROWTH FUND                           121

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $843,208,558)  $889,849,178
--------------------------------------------------------------
Receivables for:
 Investments sold                                    9,880,915
--------------------------------------------------------------
 Fund shares sold                                      806,933
--------------------------------------------------------------
 Dividends                                             601,716
--------------------------------------------------------------
Investment for deferred compensation plan               41,272
--------------------------------------------------------------
Other assets                                            34,735
==============================================================
  Total assets                                     901,214,749
==============================================================

LIABILITIES:

Payables for:
 Investments purchased                              20,283,906
--------------------------------------------------------------
 Fund shares reacquired                                194,949
--------------------------------------------------------------
 Deferred compensation plan                             41,272
--------------------------------------------------------------
Accrued advisory fees                                  446,096
--------------------------------------------------------------
Accrued administrative services fees                 1,033,668
--------------------------------------------------------------
Accrued operating expenses                              32,552
==============================================================
  Total liabilities                                 22,032,443
==============================================================
Net assets applicable to shares outstanding       $879,182,306
______________________________________________________________
==============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Outstanding                                         35,429,528
==============================================================
Net asset value                                   $      24.81
______________________________________________________________
==============================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $43,150)          $   1,924,976
----------------------------------------------------------------------------
Dividends from affiliated money market funds                       6,462,888
----------------------------------------------------------------------------
Interest                                                             129,890
============================================================================
  Total investment income                                          8,517,754
============================================================================

EXPENSES:

Advisory fees                                                      5,604,879
----------------------------------------------------------------------------
Administrative services fees                                       1,616,037
----------------------------------------------------------------------------
Custodian fees                                                       115,157
----------------------------------------------------------------------------
Trustees' fees                                                         8,818
----------------------------------------------------------------------------
Other                                                                207,315
============================================================================
  Total expenses                                                   7,552,206
============================================================================
Less: Expenses paid indirectly                                        (2,100)
============================================================================
  Net expenses                                                     7,550,106
============================================================================
Net investment income                                                967,648
============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES, FOREIGN CURRENCIES, FUTURES CONTRACTS AND OPTION
 CONTRACTS:

Net realized gain (loss) from:
 Investment securities                                           (21,063,863)
----------------------------------------------------------------------------
 Foreign currencies                                                  459,569
----------------------------------------------------------------------------
 Futures contracts                                                (1,817,097)
----------------------------------------------------------------------------
 Option contracts written                                             69,331
============================================================================
                                                                 (22,352,060)
============================================================================

Change in net unrealized appreciation (depreciation) of:
 Investment securities                                          (211,454,730)
----------------------------------------------------------------------------
 Foreign currencies                                                     (359)
----------------------------------------------------------------------------
 Futures contracts                                                  (714,213)
----------------------------------------------------------------------------
 Option contracts written                                          1,424,785
============================================================================
                                                                (210,744,517)
============================================================================
Net gain (loss) from investment securities, foreign
 currencies, futures contracts and option contracts             (233,096,577)
============================================================================
Net increase (decrease) in net assets resulting from
 operations                                                    $(232,128,929)
____________________________________________________________________________
============================================================================

See Notes to Financial Statements.

122                           AIM V.I. GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                       2000           1999
                                                   -------------  ------------
OPERATIONS:

 Net investment income                             $     967,648  $    184,029
------------------------------------------------------------------------------
 Net realized gain (loss) from investment
  securities, foreign currencies, futures
  contracts and option contracts                     (22,352,060)   26,426,223
------------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities,
  foreign currencies, futures contracts and
  option contracts                                  (210,744,517)  137,276,135
==============================================================================
  Net increase (decrease) in net assets resulting
   from operations                                  (232,128,929)  163,886,387
==============================================================================
Distributions to shareholders from net investment
 income                                                  (84,187)   (1,318,758)
------------------------------------------------------------------------------
Distributions to shareholders from net realized
 gains                                               (29,175,800)  (23,117,297)
------------------------------------------------------------------------------
Share transactions - net                             436,475,542   192,730,597
==============================================================================
  Net increase in net assets                         175,086,626   332,180,929
==============================================================================

NET ASSETS:

 Beginning of year                                   704,095,680   371,914,751
==============================================================================
 End of year                                       $ 879,182,306  $704,095,680
______________________________________________________________________________
==============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                     $ 858,004,800  $421,529,258
------------------------------------------------------------------------------
 Undistributed net investment income                   1,384,355        44,231
------------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities, foreign currencies, futures
  contracts and option contracts                     (26,845,915)   25,138,608
------------------------------------------------------------------------------
 Unrealized appreciation of investment
  securities, foreign currencies, futures
  contracts and option contracts                      46,639,066   257,383,583
==============================================================================
                                                   $ 879,182,306  $704,095,680
______________________________________________________________________________
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to seek growth of capital.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

                             AIM V.I. GROWTH FUND                           123

   Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
    On December 31, 2000, undistributed net investment income was increased and undistributed net realized gains decreased by $456,663 as a result of differing book/tax treatment of foreign currency transactions and distribution reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
    The Fund has a capital loss carryforward of $4,002,102 as of December 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Futures Contracts - The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
H. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting

124                          AIM V.I. GROWTH FUND
services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2000, the Fund paid AIM $1,616,037 of which AIM retained $112,857 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $5,817 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $2,100 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $2,100.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $1,766,272,668 and $1,307,567,358, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $ 90,454,128
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (66,657,321)
==========================================================================
Net unrealized appreciation of investment securities          $ 23,796,807
__________________________________________________________________________
==========================================================================

Cost of investments for tax purposes is $866,052,371.

NOTE 7 - CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2000 are summarized as follows:

                                                        CALL OPTION CONTRACTS
                                                        ---------------------
                                                        NUMBER OF  PREMIUMS
                                                        CONTRACTS  RECEIVED
                                                        --------- -----------
Beginning of year                                         1,546   $ 1,540,128
------------------------------------------------------------------------------
Closed                                                   (1,546)   (1,540,128)
==============================================================================
End of year                                                  --   $        --
______________________________________________________________________________
==============================================================================

                             AIM V.I. GROWTH FUND                           125

NOTE 8 - SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                    2000                      1999
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold                       15,512,849  $504,462,673   8,907,542  $247,736,478
------------------------------------------------------------------------------
Issued as reinvestment of
 dividends                  1,115,941    29,259,987     820,552    24,436,055
------------------------------------------------------------------------------
Reacquired                 (3,030,650)  (97,247,118) (2,893,968)  (79,441,936)
==============================================================================
                           13,598,140  $436,475,542   6,834,126  $192,730,597
______________________________________________________________________________
==============================================================================

NOTE 9 - FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                      YEAR ENDED DECEMBER 31,
                            ---------------------------------------------------
                              2000       1999(a)     1998      1997      1996
                            --------     --------  --------  --------  --------
Net asset value, beginning
 of period                  $  32.25     $  24.80  $  19.83  $  16.25  $  14.44
--------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income          0.03         0.01      0.08      0.08      0.07
--------------------------------------------------------------------------------
 Net gains (losses) on
  securities (both realized
  and unrealized)              (6.60)        8.63      6.57      4.27      2.52
================================================================================
  Total from investment
   operations                  (6.57)        8.64      6.65      4.35      2.59
================================================================================
Less distributions:
 Dividends from net
  investment income             0.00        (0.06)    (0.09)    (0.09)    (0.06)
--------------------------------------------------------------------------------
 Distributions from net
  realized gains               (0.87)       (1.13)    (1.59)    (0.68)    (0.72)
================================================================================
  Total distributions          (0.87)       (1.19)    (1.68)    (0.77)    (0.78)
================================================================================
Net asset value, end of
 period                     $  24.81     $  32.25  $  24.80  $  19.83  $  16.25
________________________________________________________________________________
================================================================================
Total return                  (20.49)%      35.24%    34.12%    26.87%    18.09%
________________________________________________________________________________
================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000s omitted)             $879,182     $704,096  $371,915  $258,852  $178,638
________________________________________________________________________________
================================================================================
Ratio of expenses to
 average net assets             0.83%(b)     0.73%     0.72%     0.73%     0.78%
________________________________________________________________________________
================================================================================
Ratio of net investment
 income to average net
 assets                         0.11%(b)     0.04%     0.41%     0.54%     0.79%
________________________________________________________________________________
================================================================================
Portfolio turnover rate          162%         101%      133%      132%      143%
________________________________________________________________________________
================================================================================

(a) Calculated using average shares outstanding.
(b) Ratios are based on average daily net assets of $913,313,151.

126                           AIM V.I. GROWTH FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Growth Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Growth Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

                              AIM V.I. GROWTH FUND                           127

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Growth Fund (the "Fund"), a portfolio of AIM Variable Insurance Funds, Inc. (the "Company"), reorganized as AIM Variable Insurance Funds, a Delaware business trust (the "Trust"), was held on April 10, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the Company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund and making it non-fundamental.

(6) To ratify the selection of Tait, Weller & Baker as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the voting on the above matters were as follows:

                                                                      WITHHELD/
       DIRECTORS/MATTER                                   VOTES FOR  ABSTENTIONS
       ----------------                                  ----------- -----------
 (1)* Charles T. Bauer.................................  336,558,177  9,129,703
      Bruce L. Crockett................................  337,513,648  8,174,232
      Owen Daly II.....................................  336,754,219  8,933,661
      Edward K. Dunn, Jr...............................  337,481,093  8,206,787
      Jack M. Fields...................................  337,574,973  8,112,907
      Carl Frischling..................................  337,177,860  8,510,020
      Robert H. Graham.................................  337,319,248  8,368,632
      Prema Mathai-Davis...............................  337,262,043  8,425,837
      Lewis F. Pennock.................................  337,440,897  8,246,983
      Louis S. Sklar...................................  337,447,894  8,239,986

                                                            VOTES    WITHHELD/
       MATTER                                  VOTES FOR   AGAINST  ABSTENTIONS
       ------                                 ----------- --------- -----------
 (2)*   Approval of an Agreement and Plan
        of Reorganization which provides
        for the reorganization of
        AIM Variable Insurance Funds, Inc.
        as a Delaware business trust.......   318,213,444 8,412,798 19,061,638
 (3)    Approval of a new Master Investment
        Advisory Agreement with A I M
        Advisors, Inc......................    20,952,520   451,774  1,276,198
 (4)(a) Approval of changing the
        Fundamental Restriction on Issuer
        Diversification....................    20,582,168   617,510  1,480,814
 (4)(b) Approval of changing the
        Fundamental Restriction on
        Borrowing Money and Issuing Senior
        Securities.........................    20,378,773   783,207  1,518,512
 (4)(c) Approval of changing the
        Fundamental Restriction on
        Underwriting Securities............    20,685,318   563,489  1,431,685
 (4)(d) Approval of changing the
        Fundamental Restriction on Industry
        Concentration......................    20,712,926   563,212  1,404,354
 (4)(e) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Real Estate .    20,510,260   749,969  1,420,263
 (4)(f) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Commodities..    20,416,655   824,758  1,439,079
 (4)(g) Approval of changing the
        Fundamental Restriction on Making
        Loans..............................    20,394,845   858,946  1,426,701
 (4)(h) Approval of the Elimination of
        Fundamental Restriction on
        Investing for the Purpose of
        Control............................    20,262,847   830,689  1,586,956
 (5)    Approval of Changing the Investment
        Objective and Making it Non-
        Fundamental........................    20,030,821 1,002,649  1,647,022
 (6)    Ratification of the selection of
        Tait, Weller & Baker as Independent
        Accountants of the Fund............    21,164,071   274,434  1,241,987

--------
* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds, Inc.

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

128                          AIM V.I. GROWTH FUND

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include approving the investment advisor's trustees fee; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

 Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

 Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                           OFFICERS                           OFFICE OF THE FUND

Robert H. Graham                            Robert H. Graham                   11 Greenway Plaza
Chairman, President and Chief Executive     Chairman and President             Suite 100
Officer                                                                        Houston, TX 77046
A I M Management Group Inc.                 Carol F. Relihan
                                            Senior Vice President and          INVESTMENT ADVISOR
Bruce L. Crockett                           Secretary
Director                                                                       A I M Advisors, Inc.
ACE Limited;                                Gary T. Crum                       11 Greenway Plaza
Formerly Director, President, and           Senior Vice President              Suite 100
Chief Executive Officer                                                        Houston, TX 77046
COMSAT Corporation                          Dana R. Sutton
                                            Vice President and                 TRANSFER AGENT AND CUSTODIAN
Owen Daly II                                Treasurer
Formerly Director                                                              State Street Bank and Trust Company
Cortland Trust Inc.                         Robert G. Alley                    225 Franklin Street
                                            Vice President                     Boston, MA 02110
Albert R. Dowden
Chairman of the Board of Directors,         Stuart W. Coco                     COUNSEL TO THE FUNDS
The Cortland Trust and                      Vice President
DHJ Media, Inc.; and Director,                                                 Foley & Lardner
Magellan Insurance Company                  Melville B. Cox                    3000 K N.W., Suite 500
                                            Vice President                     Washington, D.C. 20007
Edward K. Dunn, Jr.
Formerly Chairman, Mercantile Mortgage      Karen Dunn Kelley                  COUNSEL TO THE TRUSTEES
Corp.;                                      Vice President
Formerly Vice Chairman, President                                              Kramer, Levin, Naftalis & Frankel LLP
and Chief Operating Officer                 Edgar M. Larsen                    919 Third Avenue
Mercantile-Safe Deposit & Trust Co.; and    Vice President                     New York, NY 10022
President, Mercantile Bankshares
                                            Mary J. Benson                     DISTRIBUTOR
Jack Fields                                 Assistant Vice President and
Chief Executive Officer,                    Assistant Treasurer                A I M Distributors, Inc.
Twenty First Century, Inc.;                                                    11 Greenway Plaza
Formerly Member of the U.S. House of        Sheri Morris                       Suite 100
Representatives                             Assistant Vice President and       Houston, TX 77046
                                            Assistant Treasurer
Carl Frischling                                                                AUDITORS
Partner                                     Jim A. Coppedge
Kramer, Levin, Naftalis & Frankel LLP       Assistant Secretary                Tait, Weller & Baker
                                                                               8 Penn Center Plaza
Prema Mathai-Davis                          Renee A. Friedli                   Suite 800
Formerly Chief Executive Officer, YWCA      Assistant Secretary                Philadelphia, PA 19103
of the U.S.A.
                                            P. Michelle Grace
Lewis F. Pennock                            Assistant Secretary
Partner, Pennock & Cooper (law firm)
                                            Nancy L. Martin
Louis S. Sklar                              Assistant Secretary
Executive Vice President, Development
and Operations,                             Ofelia M. Mayo
Hines Interests                             Assistant Secretary
Limited Partnership
                                            Lisa A. Moss
                                            Assistant Secretary

                                            Kathleen J. Pflueger
                                            Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2000, 100% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $29,172,895 for the Fund's tax year ended December 31, 2000 of which 100% is 20% rate gain.

                              AIM V.I. GROWTH FUND                           129

                      ANNUAL REPORT / MANAGERS' OVERVIEW

AIM V.I. GROWTH AND INCOME FUND

MARKET VOLATILITY TESTS FUND'S METTLE


HOW DID AIM V.I. GROWTH AND INCOME FUND        WHAT WERE MARKET CONDITIONS LIKE DURING THE     and early fall, rising oil prices,
PERFORM DURING THE PAST YEAR?                  REPORTING PERIOD?                               unrest in the Middle East and
For 2000, the U.S. stock market endured a      Early in 2000, technology stocks led the        concern about corporate earnings
very challenging year. While many factors      surge as the Dow set a record in January,       combined to produce another steep
contributed, concerns about interest rates     with the tech-laden Nasdaq soaring to record    market decline.
and corporate earnings growth were probably    levels well into March. However, investor          Uncertainty about the outcome of
central to the market sell-off. The fund was   concern about possible overvaluations           the presidential election also
not impervious to the difficult market         sparked a sharp tech sell-off late that         roiled markets. By the time the
environment, and its performance suffered as   month. Investors were also concerned that       election controversy was resolved,
a result.                                      the Federal Reserve Board (the Fed) would       the Fed indicated that it might cut
   For the fiscal year ended December 31,      keep raising interest rates to slow torrid      interest rates in the wake of slower
2000, the fund had a total return of           economic growth and to contain inflation.       economic growth (gross domestic
-14.56%. Comparatively, the Russell 1000       The ensuing sell-off affected nearly every      product growth declined from an
Index had a total return of -7.79% for the     stock-market sector in April and caused         annual rate of 5.6% in the second
same period, while the S&P 500 returned        extreme market volatility.                      quarter to 2.2% in the third). But
-9.10%. In a reversal of recent trends,           In May, the Fed raised the federal funds     the Fed's bias shift was
value stocks (those perceived to be            rate (the rate banks charge one another for     insufficient to counteract
undervalued relative to the broader market)    overnight loans) from 6.0% to 6.5%. Markets     investors' concerns, and most key
outperformed growth stocks (those perceived    rallied in late May and June amid mounting      market indexes recorded losses for
to have above-average growth potential) by a   evidence of slower economic growth, reducing    the year.
wide margin in 2000. In fact, the growth       the likelihood of more Fed rate hikes.             For the year, mid-cap stocks were
portion of the Russell 1000 finished the       Indeed, the Fed left interest rates             the market leaders, as they
year with a return of -22.42%, while the       unchanged for the remainder of 2000.            benefited from their attractive
value portion had a return of 7.01%.           However, in late summer                         valuations relative to large-cap
                                                                                               stocks and their largely solid
PORTFOLIO COMPOSITION                                                                          earnings-growth prospects. Tech
                                                                                               stocks, which led the market in
As of 12/31/00, based on total net assets                                                      1999, were laggards in 2000. Among
                                                                                               the better-performing market sectors
TOP 10 EQUITY HOLDINGS                          TOP 10 INDUSTRIES                              were health care, financials, energy
---------------------------------------------   ---------------------------------------------  and utilities.
 1. Tyco International Ltd. (Bermuda)   5.19%    1. Investment Banking/Brokerage        7.29%
---------------------------------------------   ---------------------------------------------  HOW DID YOU MANAGE THE FUND IN THIS
 2. J.P. Morgan Chase & Co.             5.19     2. Computers (Software & Services)     7.03   ENVIRONMENT?
---------------------------------------------   ---------------------------------------------  The fund's strategy of investing in
 3. Pfizer Inc.                         4.53     3. Financial (Diversified)             6.46   companies that have experienced long-
---------------------------------------------   ---------------------------------------------  term growth and growing dividends
 4. General Electric Co.                4.39     4. Health Care (Diversified)           6.30   proved beneficial in the uncertain
---------------------------------------------   ---------------------------------------------  market environment, as did its
 5. Morgan Stanley Dean Witter & Co.    3.86     5. Communications Equipment            5.94   diversification across many market
---------------------------------------------   ---------------------------------------------  sectors, which offered some
 6. American International Group, Inc.  3.63     6. Manufacturing (Diversified)         5.75   protection during extreme
---------------------------------------------   ---------------------------------------------  volatility. Our process of focusing
 7. Citigroup Inc.                      3.45     7. Banks (Money Center)                5.19   on large, market-leading companies
---------------------------------------------   ---------------------------------------------  with above-average growth prospects
 8. Cisco Systems, Inc.                 3.23     8. Computers (Networking)              4.61   led us to quality names that we
---------------------------------------------   ---------------------------------------------  think will perform well for the fund
 9. Target Corp.                        3.14     9. Electronics (Semiconductors)        4.56   over the long term, regardless of
---------------------------------------------   ---------------------------------------------  short-term volatility.
10. American Express Co.                3.00    10. Electrical Equipment                4.39
                                                                                               WHAT WERE THE FUND'S TOP SECTORS?
The fund's portfolio is subject to change, and there is no assurance that the fund will        Technology stocks accounted for
continue to hold any particular security.                                                      about 25% of the portfolio at the
                                                                                               end of the fiscal year. Even though
                                                                                               tech stocks took a beating in 2000,
                                                                                               which was a drag on fund
                                                                                               performance, we

130                     AIM V.I. GROWTH AND INCOME FUND


ANNUAL REPORT / MANAGERS' OVERVIEW

RESULTS OF A $10,000 INVESTMENT                                           FUND PERFORMANCE
5/2/94-12/31/00
                                                                          AVERAGE ANNUAL TOTAL RETURNS
in thousands                      [GRAPH APPEARS HERE]
                                                                          As of 12/31/00
                   AIM V.I. GROWTH                                        ------------------------------
                   AND INCOME FUND   RUSSELL 1000 INDEX  S&P 500 INDEX    Inception (5/2/94)  17.66%
                   ---------------   ------------------  -------------    ------------------------------
05/02/94               10,000             10,000            10,000        5 years             17.17
06/30/94                9,770              9,862             9,915        ------------------------------
09/30/94               10,194             10,367            10,399        1 year             -14.56
12/31/94                9,999             10,327            10,397        ------------------------------
03/31/95               10,867             11,309            11,408
06/30/95               12,014             12,374            12,495        Past performance cannot guarantee comparable future
09/30/95               13,301             13,476            13,488        results. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT
12/31/95               13,388             14,227            14,299        SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE
03/31/96               14,052             15,011            15,066        TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
06/30/96               14,644             15,624            15,742        PERFORMANCE SHOWN.
09/30/96               15,161             16,133            16,228
12/31/96               16,057             17,421            17,580        The performance figures in this report, which represent
03/31/97               15,930             17,690            18,052        AIM V.I. Growth and Income Fund, are not intended to
06/30/97               18,739             20,664            21,201        reflect actual annuity values, and they do not reflect
09/30/97               20,641             22,468            22,789        charges at the separate-account level which (if
12/31/97               20,187             23,143            23,443        applied) would lower them. AIM V.I. Growth and Income
03/31/98               22,615             26,238            26,711        Fund's performance figures are historical, and they
06/30/98               23,097             26,894            27,598        reflect the reinvestment of distributions and changes
09/30/98               20,379             24,121            24,859        in net asset value. The fund's investment return and
12/31/98               25,774             29,397            30,148        principal value will fluctuate, so an investor's shares
03/31/99               27,902             30,610            31,649        (when redeemed) may be worth more or less than their
06/30/99               29,528             32,790            33,876        original cost.
09/30/99               28,060             30,625            31,766           The unmanaged Dow Jones Industrial Average (the Dow)
12/31/99               34,597             35,545            36,489        is a price-weighted average of 30 actively traded blue-
03/31/00               37,467             37,096            37,324        chip stocks.
06/30/00               34,980             35,823            36,333           The unmanaged National Association of Securities
09/30/00               35,330             36,079            35,981        Dealers Automated Quotation System Composite Index (the
12/31/00              $29,561            $32,776           $33,167        Nasdaq) is a market-value-weighted index comprising all
--------------------                                                      domestic and non-U.S.-based common stocks listed on the
Source: Lipper, Inc.                                                      Nasdaq system.
Past performance does not guarantee comparable future results.               The unmanaged Russell 1000 Index is generally
                                                                          considered representative of the performance of the
continued to find good long-term       Among our technology holdings,     stocks of large-capitalization companies. The unmanaged
growth prospects in this sector,    Celestica was a standout.             Standard & Poor's 500 Index (S&P 500) is an unmanaged
focusing on companies involved in   Celestica, a Toronto-based            index of common stocks frequently used as a general
data storage and the build-out of   electronics manufacturer whose        measure of U.S. stock market performance. Data for
the Internet infrastructure.        products are used in computer         these indexes are for the period 4/30/94-12/31/00.
   Overweightings in financials,    servers, workstations,                   The fund will no longer measure its performance
health care and capital goods       peripherals and communications        against the Russell 1000, the index published in
helped the fund. Financial and      devices, reported a whopping 186%     previous shareholder reports, but will instead use the
health-care stocks particularly     increase in third-quarter             S&P 500 because it more closely resembles the
benefited when tech stocks fell     profits.                              securities in which the fund invests. Because this is
out of favor because these                                                the first reporting period since we have adopted the
sectors were perceived as more      WHAT WERE CONDITIONS LIKE AS          new index, SEC guidelines require us to compare the
fundamentally sound than            THE FISCAL YEAR CLOSED ON             fund's performance to that of both the old and the new
technology. The fund's energy       DECEMBER 31?                          index. An investment cannot be made in an index. Unless
weighting, while fairly small,      The situation was mixed. Late in      otherwise indicated, index results include reinvested
was also beneficial.                2000, markets were roiled by a        dividends.
                                    string of corporate warnings
WHAT STOCKS PERFORMED WELL FOR      about earnings and revenue            ----------------------------------------------------
THE FUND?                           expectations. Many believe
In health care, pharmaceutical      earnings may continue to
giant Pfizer continued to be a      disappoint for the next six to        steep downturn in equity markets during the last
standout performer for the fund     eight months, as capital              quarter of 2000, a potential buying opportunity.
as sales of its top drugs posted    expenditures and consumer                Given the level of uncertainty surrounding short-
strong gains. Among our top         spending may slow or decline.         term economic trends, we can expect market volatility
financial holdings was American        On the other hand, toward the      to continue and thus regard this as an environment in
International Group (AIG). The      close of the fiscal year, the Fed     which investors would be well advised to maintain a
world's largest insurer by market   indicated that its bias had           long-term investment perspective.
value, AIG reported especially      changed from warding off
good results in its financial-      inflation to warding off
services and asset-management       recession, signaling the
businesses.                         possibility of rate cuts aimed at
   In capital goods, Tyco           stimulating the economy.
International (our largest          Historically, declining interest
holding), a diversified             rates bode well for stocks.
manufacturing and services          Though the economy had slowed
company, saw its fiscal fourth-     from its previous strong pace,
quarter earnings rise 40% over      unemployment remained at its
the previous year on double-digit   lowest level in decades and
internal growth, surging            inflation continued to be quite
electronics sales and the           low. Prices of many stocks had
integration of major                been brought to much more
acquisitions.                       reasonable levels by the

                       AIM V.I. GROWTH AND INCOME FUND                      131

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                                   MARKET
                                                     SHARES        VALUE
DOMESTIC COMMON STOCKS & OTHER EQUITY
 INTERESTS -  85.57%

BANKS (MONEY CENTER) - 5.19%

J.P. Morgan Chase & Co.                              2,869,200 $  130,369,275
=============================================================================

BIOTECHNOLOGY - 1.14%

Amgen Inc.(a)                                          450,000     28,771,875
=============================================================================

BROADCASTING (TELEVISION, RADIO & CABLE) - 0.90%

AT&T Corp. - Liberty Media Corp. - Class A(a)          900,000     12,206,250
-----------------------------------------------------------------------------
Comcast Corp. - Class A(a)                             250,000     10,437,500
=============================================================================
                                                                   22,643,750
=============================================================================

COMMUNICATIONS EQUIPMENT - 4.66%

Comverse Technology, Inc.(a)                           300,000     32,587,500
-----------------------------------------------------------------------------
Corning Inc.                                           900,000     47,531,250
-----------------------------------------------------------------------------
JDS Uniphase Corp.(a)                                  584,700     24,374,681
-----------------------------------------------------------------------------
Redback Networks Inc.(a)                               310,000     12,710,000
=============================================================================
                                                                  117,203,431
=============================================================================

COMPUTERS (HARDWARE) - 1.29%

Compaq Computer Corp.                                  600,000      9,030,000
-----------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                              836,000     23,303,500
=============================================================================
                                                                   32,333,500
=============================================================================

COMPUTERS (NETWORKING) - 4.61%

Cisco Systems, Inc.(a)                               2,125,000     81,281,250
-----------------------------------------------------------------------------
Juniper Networks, Inc.(a)                              275,000     34,667,187
=============================================================================
                                                                  115,948,437
=============================================================================

COMPUTERS (PERIPHERALS) - 1.59%

EMC Corp.(a)                                           600,000     39,900,000
=============================================================================

COMPUTERS (SOFTWARE & SERVICES) - 5.65%

America Online, Inc.(a)                                325,000     11,310,000
-----------------------------------------------------------------------------
Ariba, Inc.(a)                                         250,000     13,437,500
-----------------------------------------------------------------------------
Microsoft Corp.(a)                                     450,000     19,518,750
-----------------------------------------------------------------------------
Oracle Corp.(a)                                      1,850,000     53,765,625
-----------------------------------------------------------------------------
VERITAS Software Corp.(a)                              475,000     41,562,500
-----------------------------------------------------------------------------
Vitria Technology, Inc.(a)                             325,000      2,518,750
=============================================================================
                                                                  142,113,125
=============================================================================

ELECTRIC COMPANIES - 1.37%

Edison International                                   800,000     12,500,000
-----------------------------------------------------------------------------
PG&E Corp.                                           1,100,000     22,000,000
=============================================================================
                                                                   34,500,000
=============================================================================

ELECTRICAL EQUIPMENT - 4.39%

General Electric Co.                                 2,300,000    110,256,250
=============================================================================

                                                                     MARKET
                                                       SHARES        VALUE
ELECTRONICS (SEMICONDUCTORS) - 2.56%

Analog Devices, Inc.(a)                                  450,000 $   23,034,375
-------------------------------------------------------------------------------
Linear Technology Corp.                                  215,000      9,943,750
-------------------------------------------------------------------------------
PMC-Sierra, Inc.(a)                                      125,000      9,828,125
-------------------------------------------------------------------------------
SDL, Inc.(a)                                              50,000      7,409,375
-------------------------------------------------------------------------------
Texas Instruments Inc.                                   300,000     14,212,500
===============================================================================
                                                                     64,428,125
===============================================================================

ENTERTAINMENT - 2.08%

Time Warner Inc.                                       1,000,000     52,240,000
===============================================================================

EQUIPMENT (SEMICONDUCTOR) - 0.49%

Applied Materials, Inc.(a)                               325,000     12,410,937
===============================================================================

FINANCIAL (DIVERSIFIED) - 6.46%

American Express Co.                                   1,375,000     75,539,062
-------------------------------------------------------------------------------
Citigroup Inc.                                         1,700,000     86,806,250
===============================================================================
                                                                    162,345,312
===============================================================================

FOODS - 0.27%

Quaker Oats Co. (The)                                     69,200      6,738,350
===============================================================================

HEALTH CARE (DIVERSIFIED) - 6.30%

American Home Products Corp.                             700,000     44,485,000
-------------------------------------------------------------------------------
Pfizer Inc.                                            2,475,000    113,850,000
===============================================================================
                                                                    158,335,000
===============================================================================

HEALTH CARE (DRUGS - GENERIC & OTHER) - 1.25%

Genentech, Inc.(a)                                       386,000     31,459,000
===============================================================================

HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) - 3.93%

Allergan, Inc.                                           375,000     36,304,687
-------------------------------------------------------------------------------
Pharmacia Corp.                                          750,000     45,750,000
-------------------------------------------------------------------------------
Pharmacia Corp. - $2.60 Conv. Pfd. ACES                  325,000     16,839,063
===============================================================================
                                                                     98,893,750
===============================================================================

HEALTH CARE (HOSPITAL MANAGEMENT) - 0.93%

Health Management Associates, Inc. - Class A(a)        1,123,400     23,310,550
===============================================================================

HEALTH CARE (MANAGED CARE) - 1.46%

UnitedHealth Group Inc.                                  600,000     36,825,000
===============================================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 1.28%

Applera Corp. - Applied Biosystems Group                 150,000     14,109,375
-------------------------------------------------------------------------------
Medtronic, Inc.                                          300,000     18,112,500
===============================================================================
                                                                     32,221,875
===============================================================================

INSURANCE (MULTI-LINE) - 3.63%

American International Group, Inc.                       925,000     91,170,313
===============================================================================

INSURANCE BROKERS - 1.16%

Marsh & McLennan Cos., Inc.                              250,000     29,250,000
===============================================================================

132                     AIM V.I. GROWTH AND INCOME FUND

                                                             MARKET
                                               SHARES        VALUE
INVESTMENT BANKING/BROKERAGE - 7.29%

Goldman Sachs Group, Inc. (The)                  304,000 $   32,509,000
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                        600,000     40,912,500
-----------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.               1,225,000     97,081,250
-----------------------------------------------------------------------
Schwab (Charles) Corp. (The)                     450,000     12,768,750
=======================================================================
                                                            183,271,500
=======================================================================

INVESTMENT MANAGEMENT - 0.71%

Stilwell Financial, Inc.                         450,000     17,746,875
=======================================================================

MANUFACTURING (DIVERSIFIED) - 0.56%

Honeywell International Inc.                     300,000     14,193,750
=======================================================================

NATURAL GAS - 1.92%

Dynegy Inc. - Class A                            600,000     33,637,500
-----------------------------------------------------------------------
Enron Corp.                                      175,000     14,546,875
=======================================================================
                                                             48,184,375
=======================================================================

OIL (INTERNATIONAL INTEGRATED) - 1.85%

Exxon Mobil Corp.                                535,000     46,511,563
=======================================================================

OIL & GAS (DRILLING & EQUIPMENT) - 3.12%

R&B Falcon Corp.(a)                              900,000     20,643,750
-----------------------------------------------------------------------
Schlumberger Ltd.                                550,000     43,965,625
-----------------------------------------------------------------------
Transocean Sedco Forex Inc.                      300,000     13,800,000
=======================================================================
                                                             78,409,375
=======================================================================

POWER PRODUCERS (INDEPENDENT) - 0.67%

Calpine Corp.(a)                                 375,000     16,898,438
=======================================================================

RETAIL (BUILDING SUPPLIES) - 0.54%

Home Depot, Inc. (The)                           300,000     13,706,250
=======================================================================

RETAIL (DEPARTMENT STORES) - 0.85%

Kohl's Corp.(a)                                  350,000     21,350,000
=======================================================================

RETAIL (DRUG STORES) - 0.75%

Walgreen Co.                                     450,000     18,815,625
=======================================================================

RETAIL (GENERAL MERCHANDISE) - 3.14%

Target Corp.                                   2,450,000     79,012,500
=======================================================================

RETAIL (SPECIALTY - APPAREL) - 0.53%

Gap, Inc. (The)                                  525,000     13,387,500
=======================================================================

SERVICES (DATA PROCESSING) - 0.48%

Ceridian Corp.(a)                                600,000     11,962,500
=======================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.57%

Openwave Systems Inc.(a)                         300,000     14,381,250
=======================================================================
Total Domestic Common Stocks & Other Equity
 Interests (Cost $1,792,137,733)                          2,151,499,356
=======================================================================

                                                                     MARKET
                                                       SHARES        VALUE
FOREIGN STOCKS & OTHER EQUITY INTERESTS - 8.92%

BERMUDA - 5.19%

Tyco International Ltd. (Manufacturing -
  Diversified)                                         2,350,000 $  130,425,000
===============================================================================

CANADA - 3.45%

BioChem Pharma, Inc. (Biotechnology)(a)                  138,400      4,428,800
-------------------------------------------------------------------------------
Celestica Inc. (Electronics - Semiconductors)(a)         925,000     50,181,250
-------------------------------------------------------------------------------
Nortel Networks Corp. (Communications Equipment)       1,000,000     32,062,500
===============================================================================
                                                                     86,672,550
===============================================================================

UNITED KINGDOM - 0.28%

Shire Pharmaceuticals Group PLC - ADR
 (Health Care - Drugs - Generic & Other)(a)              155,700      7,171,931
===============================================================================
Total Foreign Stocks & Other Equity Interests (Cost
 $184,472,750)                                                      224,269,481
===============================================================================
                                                      PRINCIPAL
                                                       AMOUNT
CONVERTIBLE BONDS & NOTES - 1.88%

COMPUTERS (HARDWARE) - 0.50%

Candescent Technologies Corp., Sr. Conv. Unsec.
 Gtd. Sub. Deb., 8.00%, 05/01/03 (Acquired
 04/17/98-08/31/00; Cost $14,094,365)(b)(c)          $17,000,000     12,410,000
===============================================================================

COMPUTERS (SOFTWARE & SERVICES) - 1.38%

VERITAS Software Corp., Conv. Unsec. Notes, 5.25%,
 11/01/04                                              3,750,000     34,701,563
===============================================================================
Total Convertible Bonds & Notes (Cost $19,369,184)                   47,111,563
===============================================================================

MONEY MARKET FUNDS - 2.92%

STIC Liquid Assets Portfolio(d)                       36,715,695     36,715,695
-------------------------------------------------------------------------------
STIC Prime Portfolio(d)                               36,715,695     36,715,695
===============================================================================
Total Money Market Funds (Cost $73,431,390)                          73,431,390
===============================================================================
TOTAL INVESTMENTS - 99.29%
 (COST $2,069,411,057)                                            2,496,311,790
===============================================================================
OTHER ASSETS LESS LIABILITIES - 0.71%                                17,950,231
===============================================================================
NET ASSETS - 100.00%                                             $2,514,262,021
===============================================================================

Investment Abbreviations:

ADR     -  American Depositary Receipt
ACES    -  Automatically Convertible Securities
Conv.   -  Convertible
Deb.    -  Debentures
Gtd.    -  Guaranteed
Pfd.    -  Preferred
Sr.     -  Senior
Sub.    -  Subordinated
Unsec.  -  Unsecured

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value of this security at 12/31/00 represented 0.50% of the Fund's net assets.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                        AIM V.I. GROWTH AND INCOME FUND                   133

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $2,069,411,057)  $2,496,311,790
------------------------------------------------------------------
Receivables for:
 Investments sold                                       27,665,800
------------------------------------------------------------------
 Fund shares sold                                        1,908,080
------------------------------------------------------------------
 Dividends and interest                                  1,477,491
------------------------------------------------------------------
Investment for deferred compensation plan                   50,628
------------------------------------------------------------------
Other assets                                                86,386
==================================================================
  Total assets                                       2,527,500,175
==================================================================

LIABILITIES:

Payables for:
 Investments purchased                                   8,794,233
------------------------------------------------------------------
 Fund shares reacquired                                  1,481,147
------------------------------------------------------------------
 Deferred compensation plan                                 50,628
------------------------------------------------------------------
Accrued advisory fees                                    1,265,461
------------------------------------------------------------------
Accrued administrative services fees                     1,458,088
------------------------------------------------------------------
Accrued operating expenses                                 188,597
==================================================================
  Total liabilities                                     13,238,154
==================================================================
Net assets applicable to shares outstanding         $2,514,262,021
__________________________________________________________________
==================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Outstanding                                             95,998,107
==================================================================
Net asset value                                     $        26.19
__________________________________________________________________
==================================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $77,123)           $  13,954,627
------------------------------------------------------------------------------
Dividends from affiliated money market funds                        5,448,306
------------------------------------------------------------------------------
Interest                                                            4,172,802
==============================================================================
  Total investment income                                          23,575,735
==============================================================================

EXPENSES:

Advisory fees                                                      16,262,897
------------------------------------------------------------------------------
Administrative services fees                                        5,367,488
------------------------------------------------------------------------------
Custodian fees                                                        229,114
------------------------------------------------------------------------------
Trustees' fees                                                         13,593
------------------------------------------------------------------------------
Other                                                                 730,434
==============================================================================
  Total expenses                                                   22,603,526
==============================================================================
Less: Expenses paid indirectly                                         (4,206)
==============================================================================
  Net expenses                                                     22,599,320
==============================================================================
Net investment income                                                 976,415
==============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS

Net realized gain (loss) from:
 Investment securities                                            (55,195,964)
------------------------------------------------------------------------------
 Foreign currencies                                                   (39,882)
------------------------------------------------------------------------------
 Option contracts written                                           1,435,100
==============================================================================
                                                                  (53,800,746)
==============================================================================
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                           (374,579,685)
------------------------------------------------------------------------------
 Foreign currencies                                                    (2,787)
==============================================================================
                                                                 (374,582,472)
==============================================================================
Net gain (loss) from investment securities, foreign currencies
 and option contracts                                            (428,383,218)
==============================================================================
Net increase (decrease) in net assets resulting from
 operations                                                     $(427,406,803)
______________________________________________________________________________
==============================================================================

See Notes to Financial Statements.

134                     AIM V.I. GROWTH AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                  2000            1999
                                             --------------  --------------
OPERATIONS:

 Net investment income                       $      976,415  $    3,782,645
----------------------------------------------------------------------------
 Net realized gain (loss) from investment
  securities, foreign currencies and option
  contracts                                     (53,800,746)     71,650,427
----------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities,
  foreign currencies and option contracts      (374,582,472)    487,767,671
============================================================================
  Net increase (decrease) in net assets
   resulting from operations                   (427,406,803)    563,200,743
============================================================================
 Distributions to shareholders from net
  investment income                              (3,471,426)    (11,988,578)
----------------------------------------------------------------------------
 Distributions to shareholders from net
  realized gains                                (74,797,641)     (8,277,648)
----------------------------------------------------------------------------
 Share transactions - net                       576,673,911     638,270,694
============================================================================
  Net increase in net assets                     70,998,041   1,181,205,211
============================================================================

NET ASSETS:

 Beginning of year                            2,443,263,980   1,262,058,769
============================================================================
 End of year                                 $2,514,262,021  $2,443,263,980
____________________________________________________________________________
============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest               $2,148,697,394  $1,574,186,117
----------------------------------------------------------------------------
 Undistributed net investment income                860,530       3,411,046
----------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and option contracts                          (62,189,938)     66,361,018
----------------------------------------------------------------------------
 Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                     426,894,035     799,305,799
============================================================================
                                             $2,514,262,021  $2,443,263,980
____________________________________________________________________________
============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Growth and Income Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is is growth of capital with a secondary objective of current income.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts

                        AIM V.I. GROWTH AND INCOME FUND                     135
   generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
    On December 31, 2000, undistributed net investment income was decreased by $55,505, undistributed net realized gains increased by $47,431, and paid in capital increased by $8,074 as a result of differing book/tax treatment of foreign currency transactions, merger transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $10,413,052 as of December 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put Options - The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting

136                     AIM V.I. GROWTH AND INCOME FUND
services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2000, the Fund paid AIM $5,367,488 of which AIM retained $169,439 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $8,815 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $4,206 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $4,206.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - CALL OPTION CONTRACTS
Transactions in call options written during the year ended December 31, 2000 are summarized as follows:

                                                        CALL OPTION CONTRACTS
                                                        ---------------------
                                                        NUMBER OF  PREMIUMS
                                                        CONTRACTS  RECEIVED
                                                        --------- -----------
Beginning of year                                            --   $        --
------------------------------------------------------------------------------
Written                                                   9,250     4,730,666
------------------------------------------------------------------------------
Closed                                                   (3,869)   (1,980,916)
------------------------------------------------------------------------------
Exercised                                                (2,131)     (749,192)
------------------------------------------------------------------------------
Expired                                                  (3,250)   (2,000,558)
==============================================================================
End of year                                                  --   $        --
______________________________________________________________________________
==============================================================================

NOTE 7 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $2,458,752,504 and $1,932,355,261, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities      $ 584,998,287
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (169,323,935)
==============================================================================
Net unrealized appreciation of investment securities            $ 415,674,352
______________________________________________________________________________
==============================================================================

Cost of investments for tax purposes is $2,080,637,438.

                        AIM V.I. GROWTH AND INCOME FUND                     137

NOTE 8 - SHARE INFORMATION
Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                    2000                      1999
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold                       17,898,904  $561,469,804  27,157,175  $712,881,530
------------------------------------------------------------------------------
Issued as reinvestment of
 dividends                  2,833,782    78,269,067     704,177    20,266,226
------------------------------------------------------------------------------
Issued in connection with
 acquisition*                 786,467    26,024,265          --            --
------------------------------------------------------------------------------
Reacquired                 (2,859,510)  (89,089,225) (3,653,912)  (94,877,062)
==============================================================================
                           18,659,643  $576,673,911  24,207,440  $638,270,694
______________________________________________________________________________
==============================================================================

* As of the close of business on September 15, 2000, the Fund acquired all the net assets of AIM V.I. Global Growth and Income Fund pursuant to a plan of reorganization approved by the Fund's shareholders on May 31, 2000. The acquisition was accomplished by a tax-free exchange of 786,467 shares of the Fund for 2,294,201 shares of AIM V.I. Global Growth and Income Fund outstanding as of the close of business on September 15, 2000. AIM V.I. Global Growth and Income Fund's net assets at that date were $26,024,265 including $2,170,708 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,932,661,113.

NOTE 9 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                         YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------------------------
                                               2000(a)        1999(a)           1998(a)          1997          1996
                                             ----------      ----------        ----------      --------      --------
Net asset value, beginning of period         $    31.59      $    23.75        $    18.87      $  15.03      $  12.68
=====================================================================================================================
Income from investment  operations:
 Net investment income                             0.01            0.06              0.26          0.13          0.16
---------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both
  realized and unrealized)                        (4.56)           8.05              4.95          3.74          2.36
=====================================================================================================================
  Total from investment operations                (4.55)           8.11              5.21          3.87          2.52
=====================================================================================================================
Less distributions:
 Dividends from net investment income             (0.04)          (0.16)            (0.09)        (0.01)        (0.14)
---------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains            (0.81)          (0.11)            (0.24)        (0.02)        (0.03)
=====================================================================================================================
  Total distributions                             (0.85)          (0.27)            (0.33)        (0.03)        (0.17)
=====================================================================================================================
Net asset value, end of period               $    26.19      $    31.59        $    23.75      $  18.87      $  15.03
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return                                     (14.56)%         34.25%            27.68%        25.72%        19.95%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $2,514,262      $2,443,264        $1,262,059      $639,113      $209,332
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets            0.84%(b)        0.77%             0.65%         0.69%         0.78%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of net investment income to average
 net assets                                        0.04%(b)        0.22%             1.34%         1.15%         2.05%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                              75%             93%              140%          135%          148%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a) Calculated using average shares outstanding.
(b) Ratios are based on average daily net assets of $2,688,675,129

138                     AIM V.I. GROWTH AND INCOME FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Growth and Income Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Growth and Income Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

                        AIM V.I. GROWTH AND INCOME FUND                     139

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Growth and Income Fund (the "Fund"), a portfolio of AIM Variable Insurance Funds, Inc. (the "Company"), reorganized as AIM Variable Insurance Funds, a Delaware business trust (the "Trust"), was held on April 10, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the Company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund so that it is non-fundamental.

(6) To ratify the selection of Tait, Weller & Baker as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the voting on the above matters were as follows:

                                                                      WITHHELD/
     DIRECTORS/MATTER                                     VOTES FOR  ABSTENTIONS
     --------------------------------------------------- ----------- -----------
 (1)* Charles T. Bauer.................................  336,558,177  9,129,703
      Bruce L. Crockett................................  337,513,648  8,174,232
      Owen Daly II.....................................  336,754,219  8,933,661
      Edward K. Dunn, Jr...............................  337,481,093  8,206,787
      Jack M. Fields...................................  337,574,973  8,112,907
      Carl Frischling..................................  337,177,860  8,510,020
      Robert H. Graham.................................  337,319,248  8,368,632
      Prema Mathai-Davis...............................  337,262,043  8,425,837
      Lewis F. Pennock.................................  337,440,897  8,246,983
      Louis S. Sklar...................................  337,447,894  8,239,986

                                                            VOTES    WITHHELD/
       MATTER                                  VOTES FOR   AGAINST  ABSTENTIONS
       -------------------------------------  ----------- --------- -----------
 (2)*   Approval of an Agreement and Plan
        of Reorganization which provides
        for the reorganization of
        AIM Variable Insurance Funds, Inc.
        as a Delaware business trust.......   318,213,444 8,412,798 19,061,638
 (3)    Approval of a new Master Investment
        Advisory Agreement with A I M
        Advisors, Inc......................    71,570,581 1,924,160  5,027,462
 (4)(a) Approval of changing the
        Fundamental Restriction on Issuer
        Diversification....................    69,168,631 2,869,760  6,483,812
 (4)(b) Approval of changing the
        Fundamental Restriction on
        Borrowing Money and Issuing Senior
        Securities.........................    68,609,341 3,358,060  6,554,802
 (4)(c) Approval of changing or adding the
        Fundamental Restriction on
        Underwriting Securities............    69,643,515 2,827,728  6,050,960
 (4)(d) Approval of changing or adding the
        Fundamental Restriction on Industry
        Concentration......................    69,607,197 2,745,331  6,169,675
 (4)(e) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Real Estate .    68,993,727 3,421,142  6,107,334
 (4)(f) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Commodities..    68,919,694 3,520,901  6,081,608
 (4)(g) Approval of changing the
        Fundamental Restriction on Making
        Loans..............................    68,539,395 3,819,587  6,163,221
 (4)(h) Approval of the Elimination of
        Fundamental Restriction on
        Investing for the Purpose of
        Control............................    68,289,716 3,771,235  6,461,252
 (5)    Approval of Changing the Investment
        Objective so that it is Non-
        Fundamental........................    67,976,340 3,792,344  6,753,519
 (6)    Ratification of the selection of
        Tait, Weller & Baker as Independent
        Accountants of the Fund............    72,850,056 1,017,822  4,654,325

--------
* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds, Inc.

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

140                     AIM V.I. GROWTH AND INCOME FUND

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include approving the investment advisor's trustees fee; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

 Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

 Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                               OFFICERS                            OFFICE OF THE FUND

Robert H. Graham                                Robert H. Graham                    11 Greenway Plaza
Chairman, President and                         Chairman and President              Suite 100
Chief Executive Officer                                                             Houston, TX 77046
A I M Management Group Inc.                     Carol F. Relihan
                                                Senior Vice President and           INVESTMENT ADVISOR
Bruce L. Crockett                               Secretary
Director                                                                            A I M Advisors, Inc.
ACE Limited;                                    Gary T. Crum                        11 Greenway Plaza
Formerly Director, President, and               Senior Vice President               Suite 100
Chief Executive Officer                                                             Houston, TX 77046
COMSAT Corporation                              Dana R. Sutton
                                                Vice President and                  TRANSFER AGENT AND CUSTODIAN
Owen Daly II                                    Treasurer
Formerly Director                                                                   State Street Bank and Trust Company
Cortland Trust Inc.                             Robert G. Alley                     225 Franklin Street
                                                Vice President                      Boston, MA 02110
Albert R. Dowden
Chairman of the Board of Directors,             Stuart W. Coco                      COUNSEL TO THE FUNDS
The Cortland Trust and                          Vice President
DHJ Media, Inc.; and Director,                                                      Foley & Lardner
Magellan Insurance Company                      Melville B. Cox                     3000 K N.W., Suite 500
                                                Vice President                      Washington, D.C. 20007
Edward K. Dunn, Jr.
Formerly Chairman, Mercantile                   Karen Dunn Kelley                   COUNSEL TO THE TRUSTEES
Mortgage Corp.;                                 Vice President
Formerly Vice Chairman, President                                                   Kramer, Levin, Naftalis & Frankel LLP
and Chief Operating Officer                     Edgar M. Larsen                     919 Third Avenue
Mercantile-Safe Deposit & Trust Co.;            Vice President                      New York, NY 10022
and President, Mercantile Bankshares
                                                Mary J. Benson                      DISTRIBUTOR
Jack Fields                                     Assistant Vice President and
Chief Executive Officer,                        Assistant Treasurer                 A I M Distributors, Inc.
Twenty First Century, Inc.;                                                         11 Greenway Plaza
Formerly Member of the U.S.                     Sheri Morris                        Suite 100
House of Representatives                        Assistant Vice President and        Houston, TX 77046
                                                Assistant Treasurer
Carl Frischling                                                                     AUDITORS
Partner                                         Jim A. Coppedge
Kramer, Levin, Naftalis & Frankel LLP           Assistant Secretary                 Tait, Weller & Baker
                                                                                    8 Penn Center Plaza
Prema Mathai-Davis                              Renee A. Friedli                    Suite 800
Formerly Chief Executive Officer,               Assistant Secretary                 Philadelphia, PA 19103
YWCA of the U.S.A.
                                                P. Michelle Grace
Lewis F. Pennock                                Assistant Secretary
Partner, Pennock & Cooper (law firm)
                                                Nancy L. Martin
Louis S. Sklar                                  Assistant Secretary
Executive Vice President, Development
and Operations,                                 Ofelia M. Mayo
Hines Interests                                 Assistant Secretary
Limited Partnership
                                                Lisa A. Moss
                                                Assistant Secretary

                                                Kathleen J. Pflueger
                                                Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2000, 61.01% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $59,588,992 for the Fund's tax year ended December 31, 2000 of which 100% is 20% rate gain.

                        AIM V.I. GROWTH AND INCOME FUND                     141


ANNUAL REPORT / MANAGERS' OVERVIEW

AIM V.I. HIGH YIELD FUND

FUND FACES TECHNICAL CHALLENGES OF
HIGH-YIELD MARKET

Y2K WAS A DIFFICULT YEAR FOR HIGH-YIELD      belies what just might be an improving            HOW DID FIXED-INCOME MARKETS REACT
BOND MARKETS. HOW DID AIM V.I. HIGH          high-yield picture as the fund posted             TO THESE INTEREST-RATE CONDITIONS?
YIELD FUND PERFORM IN THIS ENVIRONMENT?      a return of 1.61% for the month of                Longer-maturity Treasuries were the
A myriad of technical factors--cash          December.                                         star performers of the bond market
outflows, lack of liquidity and rising                                                         this year, outperforming virtually
default rates--plagued the high-yield        WHAT INTEREST-RATE TRENDS INFLUENCED              all other asset classes on a total-
market for much of the year. In December,    FIXED-INCOME SECURITIES DURING THE                return basis. The government market
however, cash started coming back into       REPORTING PERIOD?                                 was aided by the Treasury's buyback
the market, so perhaps a recovery is on      In the first two quarters of the year,            of its own securities. This event
the horizon.                                 a tight labor market, signs of rising             helped turn the Treasury market
   Beyond technical factors, rising          inflation and persistently robust growth          upside down, or in bond parlance,
interest rates, weakening corporate          led the Federal Reserve Board (the Fed)           invert the Treasury yield curve.
profitability and stock-market volatility    to raise the fed funds rate three times           With an inverted curve, short-term
weighed heavily on the high-yield bond       to 6.5%. During the second half of the            Treasuries actually yield more
sector. AIM V.I. High Yield Fund was not     year, the Fed saw sufficient signs that           than longer-term ones. The series
immune to these trends. For the fiscal       the economy was slowing and left rates            of rate hikes through May
year ended December 31, 2000, the fund       unchanged. By December, however, the Fed          combined with the government
posted a return of -19.01%. While the        changed its bias from tightening to               buyback program kept the yield
high-yield market struggled through much     easing, which paved the way for the               curve inverted much of the year.
of the reporting period, the one-year        possibility of interest-rate cuts in the             Investment-grade credit yields
return                                       future.                                           generally followed Treasury yields
                                                                                               lower, but at a slower pace. In
  PORTFOLIO COMPOSITION                                                                        the latter part of the year, the
                                                                                               slowing economy hurt corporate
  As of 12/31/00, based on total net assets                                                    earnings, fostering a flight to
                                                                                               quality. In this environment,
 TOP 10 BOND HOLDINGS                           TOP 10 INDUSTRIES                              even investment-grade corporate
---------------------------------------------   --------------------------------------------   bond spreads (the difference
  1. Tele1 Europe B.V. (Netherlands)    3.46%     1. Telephone                        11.06%   between yields on investment-
---------------------------------------------   --------------------------------------------   grade bonds and comparable
  2. Spectrasite Holdings, Inc.         2.52      2. Telecommunications               10.53    maturity Treasuries) increased.
---------------------------------------------        (Cellular/Wireless)
  3. Adelphia Communications Corp.      2.39    --------------------------------------------   HOW DID HIGH-YIELD BONDS FARE?
---------------------------------------------     3. Broadcasting                      8.88    Unlike government bonds, high-
  4. PTC International Finance II S.A.  2.19         (Television, Radio & Cable)               yield bonds did not have a stellar
---------------------------------------------   --------------------------------------------   year. For most of the year, the
  5. Warner Chilcott, Inc.              1.96      4. Telecommunications                8.34    high-yield market suffered from
---------------------------------------------        (Long Distance)                           a cash-flow problem--cash was
  6. XO Communications, Inc.            1.95    --------------------------------------------   flowing out, not in. More outflows
---------------------------------------------     5. Oil & Gas (Exploration &          5.10    than inflows simply means you have
  7. Exodus Communications, Inc.        1.86         Production)                               more sellers than buyers, and
---------------------------------------------   --------------------------------------------   ultimately that drives security
  8. Charter Communications             1.84      6. Gaming, Lottery & Parimutuel      4.89    prices down. In the high-yield
     Holdings, LLC                              --------------------------------------------   market, for instance, to get new
---------------------------------------------     7. Manufacturing (Specialized)       3.65    issues into the market, they must
  9. United Pan-Europe                  1.74    --------------------------------------------   be priced attractively. This
     Communications N.V.                          8. Railroads                         2.57    effectively reprices the rest of
     (Netherlands)                              --------------------------------------------   the market, sending existing bond
---------------------------------------------     9. Financial (Diversified)           2.51    prices down and pushing their
 10. Equinix, Inc.                      1.69    --------------------------------------------   yields up.
                                                  10. Computers (Networking)           2.18

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.


142                        AIM V.I. HIGH YIELD FUND

ANNUAL REPORT / MANAGERS' OVERVIEW



   And yields on high-yield bonds                                       [GRAPH APPEARS HERE]
were at some of their highest
levels in years. In December,           RESULTS OF A $10,000 INVESTMENT
yields stood at over 14%.               5/1/98--12/31/00
Spreads (the difference between
yields on high-yield bonds and          AVERAGE ANNUAL TOTAL RETURNS
comparable-maturity Treasuries)         As of 12/31/00
were also wide at well over 900         Inception (5/1/98)     -6.87%
basis points.                           1 year                -19.01
   But there was great disparity
in high-yield bond sector                                            AIM V.I.      LEHMAN        LIPPER HIGH
performance. Like the rest of                                       HIGH YIELD   HIGH YIELD     CURRENT YIELD
the bond market, the higher the         in thousands                  FUND       BOND INDEX      FUND INDEX
quality, the better the return.         05/01/98                     10,000        10,000           10,000
BB-rated bonds, the highest-            05/31/98                     10,080        10,035            9,989
rated high-yield bond category,         06/98                        10,050        10,071           10,007
for instance, actually had a            07/98                        10,090        10,129           10,075
positive return for the year,           08/98                         9,410         9,569            9,307
whereas B, CCC and non-rated            09/98                         9,129         9,612            9,251
bonds produced negative returns.        10/98                         8,790         9,415            9,041
   As the economy slowed and            11/98                         9,279         9,806            9,572
earnings warnings proliferated,         12/98                         9,239         9,817            9,543
the high-yield bond market              01/99                         9,374         9,963            9,715
default rate rose. At first             02/99                         9,479         9,904            9,676
glance this would seem negative,        03/99                         9,584         9,999            9,847
but there is a positive aspect          04/99                         9,929        10,193           10,102
to this trend. Yields tend to           05/99                         9,772        10,055            9,910
peak before default rates peak.         06/99                         9,803        10,034            9,911
That is, the market prices in           07/99                         9,939        10,074            9,914
the increased default rate              08/99                         9,835         9,963            9,814
before it actually happens.             09/99                         9,720         9,891            9,737
So it's possible that we are            10/99                         9,667         9,826            9,709
witnessing the start of a               11/99                         9,918         9,941            9,880
high-yield market recovery.             12/99                        10,211        10,053            9,998
                                        01/00                        10,336        10,010            9,949
HOW DID YOU MANAGE THE FUND?            02/00                        10,506        10,029           10,020
Stock-market volatility, rising         03/00                        10,211         9,819            9,847
default rates and weakening             04/00                         9,928         9,834            9,803
corporate profitability hurt            05/00                         9,646         9,733            9,629
the high-yield market in                06/00                         9,883         9,932            9,807
general, though the upper-tier          07/00                         9,826        10,007            9,825
or highest-quality bonds did            08/00                         9,769        10,075            9,876
register positive returns.              09/00                         9,622         9,987            9,730
Our exposure, therefore, to             10/00                         8,750         9,668            9,398
some of the lower-quality sectors       11/00                         8,139         9,285            8,873
negatively affected returns.            12/00                       $ 8,271       $ 9,464          $ 9,027
   Over the course of the year,        ----------------------
we increased the credit quality        Source: Lipper, Inc.
and liquidity of the fund. We          Past performance cannot guarantee comparable future results.
have added more BB bonds to the
fund, thus increasing our              MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT
liquidity. We have also somewhat       MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.
decreased our exposure to CCC
and non-rated bonds. Although          The performance figures shown here,        performance monitor. Data for the
our strategy has been to               which represent AIM V.I. High Yield        indexes are for the period
increase our credit quality,           Fund, are not intended to reflect          4/30/98-12/31/00.
the fund's average credit              actual annuity values, and they do            Government securities (such as
quality will remain B.                 not reflect changes at the                 U.S. Treasury bills, notes and
   We have also increased the          separate-account level which (if           bonds) offer a high degree of
diversification and number of          applied) would lower them. AIM V.I.        safety, and they guarantee the
holdings in the fund. The              High Yield Fund's performance              timely payment of principal and
average issue held in the fund         figures are historical, and they           interest if held to maturity.
is now smaller. By limiting the        reflect the reinvestment of                Fund shares are not insured, and
size of the issue, bonds are           distributions and changes in net           their value will vary with market
easier to sell.                        asset value. The fund's investment         conditions. The fund invests in
                                       return and principal value will            higher-yielding, lower-rated
                                       fluctuate, so an investor's shares,        corporate bonds, commonly known
                                       when redeemed, may be worth more or        as junk bonds. These bonds have a
                                       less than their original cost.             greater risk of price fluctuation
                                          The unmanaged Lehman High Yield         and loss of principal than do U.S.
                                       Bond Index, which represents the           government securities (such as
                                       performance of investment-grade debt       U.S. Treasury bills, notes and
                                       securities, is compiled by Lehman          bonds) for which the government
                                       Brothers, a well-known global invest-      guarantees the repayment of
                                       ment firm. The unmanaged Lipper High       principal and interest if held to
                                       Current Yield Fund Index represents        maturity.
                                       an average of the performance of              An investment cannot be made
                                       the 30 largest high-yield funds            in an index. Unless otherwise
                                       tracked by Lipper, Inc., an                indicated, index results include
                                       independent mutual fund                    reinvested dividends.
                                       ----------------------------------------------------------------------------
                                       WHAT WERE CONDITIONS LIKE AS THE FISCAL
                                       YEAR CLOSED ON DECEMBER 31, 2000?
                                       In December, the Fed changed its bias     For the high-yield investor, the end
                                       from tightening to easing. This could     of December provided a reversal of sorts.
                                       pave the way for the possibility of       After months of negative returns,
                                       interest rate cuts in the future.         cash returned to the market.

                           AIM V.I. HIGH YIELD FUND                        143

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                         PRINCIPAL   MARKET
                                                          AMOUNT      VALUE


BONDS & NOTES - 86.03%

AEROSPACE/DEFENSE - 0.95%

Precision Partners, Inc., Sr. Unsec. Sub. Notes,
 12.00%, 03/15/09                                        $ 500,000 $   247,500
==============================================================================

AIR FREIGHT - 0.73%

Atlas Air, Inc., Sr. Unsec. Notes, 10.75%, 08/01/05        185,000     191,475
==============================================================================

AIRLINES - 0.77%

Dunlop Standard Aerospace Holdings PLC (United
 Kingdom), Sr. Unsec. Sub. Yankee Notes,
 11.88%, 05/15/09                                          200,000     200,500
==============================================================================

BROADCASTING (TELEVISION, RADIO & CABLE) - 8.88%

Adelphia Communications Corp., Sr. Unsec. Notes,
 10.88%, 10/01/10                                          165,000     158,400
------------------------------------------------------------------------------
Adelphia Communications Corp. - Series B, Sr. Unsec.
 Notes, 9.88%, 03/01/07                                    500,000     467,500
------------------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
 Communications Holding Capital Corp., Sr. Unsec. Disc.
 Notes,
 9.92%, 04/01/11(a)                                        150,000      88,875
------------------------------------------------------------------------------
 10.25%, 01/15/10                                          400,000     393,000
------------------------------------------------------------------------------
Diamond Cable Communications PLC (United Kingdom),
 Sr. Disc. Notes, 13.25%, 09/30/04                         100,000      93,000
------------------------------------------------------------------------------
 Sr. Disc. Yankee Notes, 10.75%, 02/15/07(a)               255,000     172,125
------------------------------------------------------------------------------
EchoStar Broadband Corp., Sr. Unsec. Notes, 10.38%,
 10/01/07 (Acquired 11/27/00-11/30/00;
 Cost $89,825)(b)                                           95,000      94,050
------------------------------------------------------------------------------
Fox Family Worldwide, Inc., Sr. Unsec. Disc. Notes,
 10.25%, 11/01/07(a)                                       250,000     193,125
------------------------------------------------------------------------------
Insight Midwest LP/Insight Capital Inc., Sr. Unsec.
 Notes, 10.50%, 11/01/10(c)                                150,000     155,250
------------------------------------------------------------------------------
Knology Holdings, Inc., Sr. Unsub. Disc. Notes, 11.88%,
 10/15/07(a)                                               250,000      50,625
------------------------------------------------------------------------------
United Pan-Europe Communications N.V. (Netherlands) -
  Series B,
 Sr. Unsec. Yankee Notes, 11.25%, 02/01/10                  65,000      42,575
------------------------------------------------------------------------------
 Sr. Unsec. Yankee Notes, 11.50%, 02/01/10                 150,000      98,250
------------------------------------------------------------------------------
 Sr. Unsec. Disc. Yankee Notes, 13.75%, 02/01/10(a)      1,000,000     315,000
==============================================================================
                                                                     2,321,775
==============================================================================

BUILDING MATERIALS - 1.33%

Blount Inc., Sr. Unsec. Gtd. Sub. Notes, 13.00%,
 08/01/09                                                  190,000     148,200
------------------------------------------------------------------------------
Dayton Superior Corp., Sr. Unsec. Gtd. Sub. Notes,
 13.00%, 06/15/09                                          220,000     199,100
==============================================================================
                                                                       347,300
==============================================================================

                                                         PRINCIPAL   MARKET
                                                          AMOUNT      VALUE

COMPUTERS (NETWORKING) - 2.18%

Convergent Communications - Series B, Sr. Unsec. Notes,
 13.00%, 04/01/08                                        $ 210,000 $    84,525
------------------------------------------------------------------------------
Exodus Communications, Inc., Sr. Unsec. Notes, 11.25%,
 07/01/08                                                  550,000     486,750
==============================================================================
                                                                       571,275
==============================================================================

COMPUTERS (PERIPHERALS) - 1.69%

Equinix, Inc., Sr. Unsec. Notes, 13.00%, 12/01/07          630,000     442,575
==============================================================================

COMPUTERS (SOFTWARE & SERVICES) - 1.55%

Globix Corp., Sr. Unsec. Notes, 12.50%, 02/01/10           580,000     233,450
------------------------------------------------------------------------------
GT Group Telecom Inc. (Canada), Sr. Unsec. Disc. Yankee
 Notes, 13.25%, 02/01/10(a)                                500,000     172,500
==============================================================================
                                                                       405,950
==============================================================================

ELECTRONICS (COMPONENT DISTRIBUTORS) - 1.00%

Cherokee International LCC - Series B, Sr. Unsec. Sub.
 Notes, 10.50%, 05/01/09                                   300,000     262,500
==============================================================================

ENGINEERING & CONSTRUCTION - 0.71%

Washington Group International, Inc., Sr. Unsec. Gtd.
 Notes, 11.00%, 07/01/10(c)                                250,000     186,875
==============================================================================

ENTERTAINMENT - 0.55%

Callahan Nordrhein Westfalen (Germany), Sr. Unsec.
 Yankee Notes, 14.00%, 07/15/10 (Acquired 06/29/00-
 08/11/00; Cost $159,750)(b)                               160,000     144,800
==============================================================================


FINANCIAL (DIVERSIFIED) - 2.38%
Madison River Capital LLC/Madison River Finance Corp.,
 Sr. Unsec. Notes, 13.25%, 03/01/10                        300,000     196,500
------------------------------------------------------------------------------
ONO Finance PLC (United Kingdom), Sr. Unsec. Gtd. Sub.
 Euro Notes, 13.00%, 05/01/09                              550,000     426,250
==============================================================================
                                                                       622,750
==============================================================================

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 4.89%

Hollywood Casino Corp., Sr. Sec. Gtd. Notes,
 11.25%, 05/01/07                                          200,000     206,500
------------------------------------------------------------------------------
Isle of Capri Casinos, Inc., Unsec. Gtd. Sub. Notes,
 8.75%, 04/15/09                                           225,000     200,250
------------------------------------------------------------------------------
MGM Grand, Inc., Sr. Unsec. Gtd. Sub. Notes,
 9.75%, 06/01/07                                           250,000     263,125
------------------------------------------------------------------------------
Park Place Entertainment Corp., Sr. Unsec. Sub. Notes,
 8.88%, 09/15/08(c)                                        300,000     304,500
------------------------------------------------------------------------------
Resort at Summerlin LP - Series B, Sr. Sub. Notes,
 13.00%, 12/15/07(d)                                       608,000      63,840
------------------------------------------------------------------------------
Venetian Casino Resort LLC, Sec. Gtd. Mortgage Notes,
 12.25%, 11/15/04                                          240,000     240,000
==============================================================================
                                                                     1,278,215
==============================================================================

144                         AIM V.I. HIGH YIELD FUND

                                                          PRINCIPAL   MARKET
                                                           AMOUNT      VALUE

HEALTH CARE (DRUGS - GENERIC & OTHER) - 1.96%

Warner Chilcott, Inc., Sr. Unsec. Gtd. Sub. Notes,
 12.63%, 02/15/08(c)                                      $ 500,000 $   512,500
===============================================================================

HEALTH CARE (HOSPITAL MANAGEMENT) - 0.81%

HCA-Healthcare Co. (The), Notes, 8.75%, 09/01/10            200,000     211,500
===============================================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 1.07%

DJ Orthopedics, LLC, Sr. Unsec. Gtd. Sub. Notes, 12.63%,
 06/15/09                                                   300,000     280,500
===============================================================================

HOMEBUILDING - 0.93%

K. Hovanian Enterprises Inc., Sr. Unsec. Gtd. Notes,
 10.50%, 10/01/07(c)                                        150,000     138,750
-------------------------------------------------------------------------------
Lennar Corp. - Series B, Sr. Unsec. Gtd. Notes,
 9.95%, 05/01/10                                            100,000     103,250
===============================================================================
                                                                        242,000
===============================================================================

HOUSEHOLD FURNISHING & APPLIANCES - 1.04%

Falcon Products, Inc. - Series B, Sr. Gtd. Sub. Notes,
 11.38%, 06/15/09                                           150,000     138,000
-------------------------------------------------------------------------------
Winsloew Furniture, Inc. - Series B, Sr. Unsec. Gtd.
 Sub. Notes, 12.75%, 08/15/07                               150,000     134,250
===============================================================================
                                                                        272,250
===============================================================================

LEISURE TIME (PRODUCTS) - 0.57%

Marvel Enterprises, Inc., Sr. Unsec. Gtd. Notes, 12.00%,
 06/15/09                                                   350,000     147,875
===============================================================================

MACHINERY (DIVERSIFIED) - 0.54%

Actuant Corp., Sr. Unsec. Gtd. Sub. Bonds, 13.00%,
 05/01/09                                                   150,000     140,250
===============================================================================

MANUFACTURING (SPECIALIZED) - 3.65%

Brand Scaffold Services, Inc., Sr. Unsec. Notes, 10.25%,
 02/15/08                                                   135,000     122,850
-------------------------------------------------------------------------------
Flextronics International Ltd. (Singapore), Sr. Sub
 Yankee Notes, 9.88%, 07/01/10                              140,000     137,900
-------------------------------------------------------------------------------
Knowles Electronics Inc., Sr. Unsec. Gtd. Sub. Notes,
 13.13%, 10/15/09                                           140,000     130,900
-------------------------------------------------------------------------------
MMI Products, Inc. - Series B, Sr. Unsec. Sub. Notes,
 11.25%, 04/15/07                                           275,000     269,500
-------------------------------------------------------------------------------
Omega Cabinets Ltd., Sr. Sub. Notes, 10.50%, 06/15/07       100,000      91,500
-------------------------------------------------------------------------------
Tekni-Plex, Inc. - Series B, Sr. Unsec. Gtd. Sub. Notes,
 12.75%, 06/15/10                                           250,000     201,250
===============================================================================
                                                                        953,900
===============================================================================

METALS MINING - 0.94%

Bulong Operations PTV Ltd. (Australia), Sr. Sec. Yankee
 Notes, 12.50%, 12/15/08(d)                                 700,000     246,750
-------------------------------------------------------------------------------

                                                          PRINCIPAL   MARKET
                                                           AMOUNT      VALUE
OIL & GAS (DRILLING & EQUIPMENT) - 0.88%

Grant Prideco, Inc., Sr. Notes, 9.63%, 12/01/07
 (Acquired 11/29/00; Cost $69,565)(b)                     $  70,000 $    72,625
-------------------------------------------------------------------------------
R & B Falcon Corp. - Series B, Sr. Unsec. Notes, 6.95%,
 04/15/08                                                   170,000     157,250
===============================================================================
                                                                        229,875
===============================================================================

OIL & GAS (EXPLORATION & PRODUCTION) - 5.10%

Abraxas Petroleum Corp. - Series B, Sr. Sec. Gtd. Notes,
 12.88%, 03/15/03                                           250,000     256,250
-------------------------------------------------------------------------------
Canadian Forest Oil Ltd. (Canada), Sr. Unsec. Gtd.
 Yankee Sub. Notes, 8.75%, 09/15/07                         250,000     245,000
-------------------------------------------------------------------------------
Chesapeake Energy Corp. - Series B, Sr. Unsec. Gtd. Sub.
 Notes, 9.63%, 05/01/05                                     300,000     310,500
-------------------------------------------------------------------------------
Comstock Resources, Inc., Sr. Unsec. Gtd. Sub. Notes,
 11.25%, 05/01/07                                           250,000     261,875
-------------------------------------------------------------------------------
Pioneer Natural Resources Co., Sr. Unsec. Gtd. Notes,
 9.63%, 04/01/10                                            135,000     144,112
-------------------------------------------------------------------------------
Triton Energy Ltd. (Cayman Islands), Sr. Unsec. Yankee
 Notes, 8.88%, 10/01/07                                     115,000     116,725
===============================================================================
                                                                      1,334,462
===============================================================================

OIL & GAS (REFINING & MARKETING) - 1.27%

Frontier Oil Corp., Sr. Unsec. Sub. Notes,
 11.75%, 11/15/09                                           250,000     248,750
-------------------------------------------------------------------------------
Texas Petrochemical Corp., Sr. Unsec. Sub. Notes,
 11.13%, 07/01/06                                           110,000      83,050
===============================================================================
                                                                        331,800
===============================================================================

PHOTOGRAPHY/IMAGING - 0.47%

Polaroid Corp., Sr. Unsec. Notes, 11.50%, 02/15/06          210,000     122,850
===============================================================================

POWER PRODUCERS (INDEPENDENT) - 1.95%

AES Corp. (The), Sr. Unsec. Notes,
 9.38%, 09/15/10                                            150,000     155,250
-------------------------------------------------------------------------------
 9.50%, 06/01/09                                            150,000     156,000
-------------------------------------------------------------------------------
Calpine Corp., Sr. Unsec. Notes, 8.63%, 08/15/10            200,000     197,946
===============================================================================
                                                                        509,196
===============================================================================

RAILROADS - 2.56%

Kansas City Southern Railway, Sr. Notes, 9.50%,
 10/01/08(c)                                                300,000     309,000
-------------------------------------------------------------------------------
Railamerica Transportation Corp., Sr. Unsec. Gtd. Sub.
 Notes, 12.88%, 08/15/10                                    175,000     158,375
-------------------------------------------------------------------------------
TFM S.A. de C.V. (Mexico), Sr. Yankee Gtd. Disc. Notes,
 11.75%, 06/15/09(a)                                        275,000     202,812
===============================================================================
                                                                        670,187
===============================================================================

REAL ESTATE INVESTMENT TRUSTS - 0.91%

Host Marriott LP, Sr. Notes, 9.25%, 10/01/07 (Acquired
 09/29/00; Cost $172,797)(b)                                175,000     174,563
-------------------------------------------------------------------------------
Pinnacle Holdings Inc., Sr. Unsec. Disc. Notes, 10.00%,
 03/15/08(a)                                                115,000      63,825
===============================================================================
                                                                        238,388
===============================================================================

                            AIM V.I. HIGH YIELD FUND                        145

                                                          PRINCIPAL   MARKET
                                                           AMOUNT      VALUE

RETAIL (GENERAL MERCHANDISE) - 0.91%

Pantry, Inc. (The), Sr. Unsec. Gtd. Sub. Notes,
 10.25%, 10/15/07                                         $ 150,000 $   141,000
-------------------------------------------------------------------------------
Travelcenters of America Inc., Sr. Gtd. Sub. Notes,
 12.75%, 05/01/09 (Acquired 11/09/00; Cost
 $96,296)(b)(e)                                             100,000      97,500
===============================================================================
                                                                        238,500
===============================================================================

RETAIL (SPECIALTY) - 0.27%

CSK Auto Inc. - Series A, Sr. Gtd. Sub. Deb,
 11.00%, 11/01/06                                           140,000      69,300
===============================================================================

RETAIL (SPECIALTY - APPAREL) - 0.51%

Big 5 Corp. - Series B, Sr. Unsec. Notes,
 10.88%, 11/15/07                                           150,000     133,500
===============================================================================

SERVICES (COMMERCIAL & CONSUMER) - 0.62%

Avis Group Holdings, Inc., Sr. Unsec. Gtd. Sub. Notes,
 11.00%, 05/01/09                                           150,000     162,375
===============================================================================

SERVICES (EMPLOYMENT) - 0.76%

MSX International, Inc., Sr. Unsec. Gtd. Sub. Notes,
 11.38%, 01/15/08                                           225,000     199,125
===============================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 10.04%

AirGate PCS, Inc., Sr. Disc. Sub. Notes,
 13.50%, 10/01/09(a)(e)                                     250,000     145,000
-------------------------------------------------------------------------------
Alamosa PCS Holdings, Inc., Sr. Unsec. Gtd. Disc. Notes,
 12.88%, 02/15/10(a)                                        550,000     266,750
-------------------------------------------------------------------------------
Crown Castle International Corp.,
 Sr. Unsec. Disc. Notes, 10.63%, 11/15/07(a)                200,000     161,000
-------------------------------------------------------------------------------
 Sr. Unsec. Notes, 10.75%, 08/01/11                         200,000     208,500
-------------------------------------------------------------------------------
Horizon PCS, Inc., Sr. Disc. Notes,
 14.00%, 10/01/10(a)(c)(e)                                  500,000     207,500
-------------------------------------------------------------------------------
IPCS, Inc., Sr. Disc. Notes, 14.00%, 07/15/10(a)(c)(e)      100,000      40,500
-------------------------------------------------------------------------------
KMC Telecom Holdings, Inc., Sr. Unsec. Notes, 13.50%,
 05/15/09                                                 1,000,000     295,000
-------------------------------------------------------------------------------
Nextel International, Inc., Sr. Notes,
 12.75%, 08/01/10(c)                                        250,000     206,250
-------------------------------------------------------------------------------
Spectrasite Holdings, Inc.,
 Sr. Unsec. Disc. Notes, 11.25%, 11/15/09(a)                270,000     141,750
-------------------------------------------------------------------------------
 Sr. Unsec. Disc. Notes, 12.00%, 07/15/08(a)                400,000     242,000
-------------------------------------------------------------------------------
 Sr. Notes, 12.50%, 04/15/10(c)                             275,000     274,313
-------------------------------------------------------------------------------
Telecorp PCS, Inc., Sr. Unsec. Gtd. Sub. Notes, 10.63%,
 07/15/10                                                   300,000     306,000
-------------------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Unsec. Gtd. Disc. Sub.
 Notes, 14.00%, 04/15/10(a)                                 300,000     132,000
===============================================================================
                                                                      2,626,563
===============================================================================

                                                        PRINCIPAL   MARKET
                                                         AMOUNT      VALUE
TELECOMMUNICATIONS (LONG DISTANCE) - 8.01%

360networks Inc. (Canada), Sr. Unsec. Sub. Yankee
 Notes, 12.00%, 08/01/09                                $ 500,000 $   382,500
-----------------------------------------------------------------------------
Destia Communications, Inc., Sr. Unsec. Notes, 13.50%,
 07/15/07                                                 650,000     230,750
-----------------------------------------------------------------------------
Primus Telecommunications Group, Inc., Sr. Unsec.
 Notes, 12.75%, 10/15/09                                1,000,000     285,000
-----------------------------------------------------------------------------
ProNet Inc., Sr. Sub. Notes, 11.88%, 06/15/05             350,000      89,250
-----------------------------------------------------------------------------
Tele1 Europe B.V. (Netherlands), Sr. Unsec. Yankee
 Notes, 13.00%, 05/15/09(e)                             1,000,000     905,000
-----------------------------------------------------------------------------
Versatel Telecom International N.V. (Netherlands),
 Sr. Unsec. Yankee Notes, 13.25%, 05/15/08                200,000     127,000
-----------------------------------------------------------------------------
 Sr. Yankee Notes, 13.25%, 05/15/08                       100,000      63,500
-----------------------------------------------------------------------------
Viatel, Inc., Sr. Unsec. Notes, 11.50%, 03/15/09           34,000      10,710
=============================================================================
                                                                    2,093,710
=============================================================================

TELEPHONE - 10.64%

ICG Services, Inc., Sr. Unsec. Disc. Notes,
 10.00%, 02/15/08(a)(d)                                   600,000      33,000
-----------------------------------------------------------------------------
Impsat Fiber Networks Inc., Sr. Unsec. Notes,
 13.75%, 02/15/05                                         275,000     180,125
-----------------------------------------------------------------------------
Intermedia Communications Inc. - Series B, Sr. Disc.
 Notes, 11.25%, 07/15/07(a)                               375,000     226,875
-----------------------------------------------------------------------------
Jazztel PLC (United Kingdom), Sr. Unsec. Yankee Notes,
 14.00%, 04/01/09                                         500,000     327,500
-----------------------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes, 13.00%, 08/15/10           300,000     211,500
-----------------------------------------------------------------------------
NTL Communications Corp. - Series B, Sr. Unsec. Notes,
 12.38%, 10/01/08(a)                                      750,000     423,750
-----------------------------------------------------------------------------
NTL Inc. - Series B, Sr. Notes, 11.50%, 02/01/06(a)       150,000     131,250
-----------------------------------------------------------------------------
PF.Net Communications, Inc., Sr. Unsec. Notes, 13.75%,
 05/15/10                                                 300,000     165,000
-----------------------------------------------------------------------------
PTC International Finance II S.A. (Luxembourg), Sr.
 Unsec. Gtd. Yankee Sub. Notes, 11.25%, 12/01/09          600,000     573,000
-----------------------------------------------------------------------------
XO Communications, Inc.,
 Sr. Unsec. Notes, 10.75%, 11/15/08                       500,000     415,000
-----------------------------------------------------------------------------
 Sr. Unsec. Disc. Notes, 12.25%, 06/01/09(a)              190,000      95,950
=============================================================================
                                                                    2,782,950
=============================================================================

TRUCKERS - 0.76%

North American Van Lines Inc., Sr. Sub. Notes, 13.38%,
 12/01/09(c)                                              250,000     198,750
=============================================================================

WASTE MANAGEMENT - 1.25%

Allied Waste North America Inc. - Series B, Sr. Unsec.
 Gtd. Sub. Notes, 10.00%, 08/01/09                        345,000     326,025
=============================================================================
Total Bonds & Notes (Cost $29,124,091)                             22,498,571
=============================================================================

146                         AIM V.I. HIGH YIELD FUND

                                                                      MARKET
                                                           SHARES      VALUE
STOCKS & OTHER EQUITY INTERESTS - 0.81%

COMPUTERS (SOFTWARE & SERVICES) - 0.01%

FirstWorld Communications Inc. - Class B(f)                   2,765 $     1,815
===============================================================================

METAL FABRICATORS - 0.00%

Gulf States Steel, Inc.(f)                                       60           1
===============================================================================

SERVICES (COMPUTER SYSTEMS) - 0.00%

Convergent Communications, Inc.(f)                            1,350         802
===============================================================================

SHIPPING - 0.00%

Millenium Seacarriers(f)                                        100         125
===============================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.47%

AirGate PCS, Inc.(f)                                            365      12,957
-------------------------------------------------------------------------------
Crown Castle International Corp.(f)                              70       1,894
-------------------------------------------------------------------------------
Crown Castle International Corp. - $3.13 Conv. Pfd.           2,000      89,468
-------------------------------------------------------------------------------
World Access, Inc. - Series D, Conv. Pfd.
 (Acquired 03/03/00; Cost $97,271)(b)(f)                        100      18,025
===============================================================================
                                                                        122,344
===============================================================================

TELECOMMUNICATIONS (LONG DISTANCE) - 0.33%

Tele1 Europe B.V. - ADR (Netherlands)(f)                     11,448      52,947
-------------------------------------------------------------------------------
Versatel Telecom International N.V. - ADR
 (Netherlands)(f)                                             3,868      33,361
===============================================================================
                                                                         86,308
===============================================================================
Total Stocks & Other Equity Interests (Cost $484,489)                   211,395
===============================================================================

WARRANTS - 0.94%

BUILDING MATERIALS - 0.02%

Dayton Superior - Wts, expiring 06/15/09(c)(g)                  220       4,510
===============================================================================

COMPUTERS (PERIPHERALS) - 0.25%

Equinix, Inc. - Wts., expiring 12/01/07(c)(g)                   630      66,307
===============================================================================

COMPUTERS (SOFTWARE & SERVICES) - 0.08%

GT Group Telecom Inc. (Canada) - Wts., expiring
 02/01/10(c)(g)                                                 500      22,000
===============================================================================

FINANCIAL (DIVERSIFIED) - 0.13%

ONO Finance PLC (United Kingdom) - Wts., expiring
 05/31/09(g)                                                    550      33,000
===============================================================================

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 0.00%

Resort At Summerlin LP - Wts., expiring 12/15/07(g)             467           5
===============================================================================

HOUSEHOLD FURNISHING & APPLIANCES - 0.01%

Winsloew Furniture, Inc. - Wts., expiring 08/15/07(c)(g)        150       1,519
===============================================================================

RAILROADS - 0.01%

Railamerica Transportation Corp. - Wts., expiring
 08/15/10(b)(g)                                                 175       1,794
===============================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.02%

Ubiquitel Operating Co. - Wts., expiring 04/15/10(b)(g)         300       6,075
-------------------------------------------------------------------------------

                                                                MARKET
                                                     SHARES      VALUE
TELECOMMUNICATIONS (LONG DISTANCE) - 0.00%

Long Distance International, Inc. - Wts., expiring
 04/13/08(g)                                              140 $         1
=========================================================================

TELEPHONE - 0.42%

Jazztel PLC (United Kingdom) - Wts., expiring
 04/01/09(c)(g)(h)                                      2,250      92,469
-------------------------------------------------------------------------
NTELOS Inc. - Wts., expiring 08/15/10(c)(g)               300       2,250
-------------------------------------------------------------------------
PF.Net Communications, Inc. - Wts., expiring
 05/15/10(c)(g)                                           300      15,000
=========================================================================
                                                                  109,719
=========================================================================
Total Warrants (Cost $52,406)                                     244,930
=========================================================================

MONEY MARKET FUNDS - 9.48%

STIC Liquid Assets Portfolio(i)                     1,239,441   1,239,441
-------------------------------------------------------------------------
STIC Prime Portfolio(i)                             1,239,441   1,239,441
=========================================================================
Total Money Market Funds (Cost $2,478,882)                      2,478,882
=========================================================================
TOTAL INVESTMENTS - 97.26%
 (Cost $32,139,868)                                            25,433,778
=========================================================================
OTHER ASSETS LESS LIABILITIES - 2.74%                             717,449
=========================================================================
NET ASSETS - 100.00%                                          $26,151,227
=========================================================================

Investment Abbreviations:
ADR    - American Depositary Receipt
Conv.  - Convertible
Deb.   - Debentures
Disc.  - Discounted
Gtd.   - Guaranteed
Pfd.   - Preferred
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Wts.   - Warrants

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 12/31/00 was $609,432, which represented 2.33% of the Fund's net assets.
(c) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.
(d) Defaulted security. Currently, the issuer is partially in default with respect to interest payments.
(e) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes common or preferred shares of the issuer.
(f) Non-income producing security.
(g) Acquired as part of a unit with or in exchange for other securities.
(h) Security fair valued in accordance with the procedures established by the Board of Trustees.
(i) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                           AIM V.I. HIGH YIELD FUND                         147

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $32,139,868)  $25,433,778
------------------------------------------------------------
Receivables for:
 Fund shares sold                                     79,064
------------------------------------------------------------
 Dividends and interest                              699,566
------------------------------------------------------------
Investment for deferred compensation plan             14,810
------------------------------------------------------------
Other assets                                             490
============================================================
  Total assets                                    26,227,708
============================================================

LIABILITIES:

Payables for:
 Fund shares reacquired                                1,375
------------------------------------------------------------
 Deferred compensation plan                           14,810
------------------------------------------------------------
Accrued advisory fees                                 13,086
------------------------------------------------------------
Accrued administrative services fees                  34,240
------------------------------------------------------------
Accrued operating expenses                            12,970
------------------------------------------------------------
  Total liabilities                                   76,481
============================================================
Net assets applicable to shares outstanding      $26,151,227
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Outstanding                                        4,117,454
============================================================
Net asset value                                  $      6.35
____________________________________________________________
============================================================



STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends                                                        $     1,563
-----------------------------------------------------------------------------
Dividends from affiliated money market funds                         127,227
-----------------------------------------------------------------------------
Interest                                                           3,339,231
=============================================================================
  Total investment income                                          3,468,021
=============================================================================

EXPENSES:

Advisory fees                                                        172,669
-----------------------------------------------------------------------------
Administrative services fees                                          93,298
-----------------------------------------------------------------------------
Custodian fees                                                        17,773
-----------------------------------------------------------------------------
Trustees' fees                                                         5,995
-----------------------------------------------------------------------------
Professional fees                                                     23,563
-----------------------------------------------------------------------------
Other                                                                 15,062
=============================================================================
  Total expenses                                                     328,360
=============================================================================
Less: Fees waived                                                    (16,986)
-----------------------------------------------------------------------------
 Expenses paid indirectly                                             (3,521)
=============================================================================
 Net expenses                                                        307,853
=============================================================================
Net investment income                                              3,160,168
=============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES:

Net realized gain (loss) from investment securities               (2,368,962)
-----------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
 investment securities                                            (6,676,412)
-----------------------------------------------------------------------------
Net gain (loss) from investment securities                        (9,045,374)
=============================================================================
Net increase (decrease) in net assets resulting from operations  $(5,885,206)
_____________________________________________________________________________
=============================================================================

See Notes to Financial Statements.

148                         AIM V.I. HIGH YIELD FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                        2000         1999
                                                     -----------  -----------
OPERATIONS:

 Net investment income                               $ 3,160,168  $ 1,834,622
------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities  (2,368,962)    (517,194)
------------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities             (6,676,412)     296,072
==============================================================================
  Net increase (decrease) in net assets resulting
   from operations                                    (5,885,206)   1,613,500
==============================================================================
Distributions to shareholders from net investment
 income                                               (3,302,036)  (1,900,359)
------------------------------------------------------------------------------
Share transactions - net                              10,070,283   17,588,744
==============================================================================
  Net increase in net assets                             883,041   17,301,885
==============================================================================

NET ASSETS:

 Beginning of year                                    25,268,186    7,966,301
==============================================================================
 End of year                                         $26,151,227  $25,268,186
______________________________________________________________________________
==============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                       $36,258,159  $26,250,824
------------------------------------------------------------------------------
 Undistributed net investment income                    (141,556)     (62,636)
------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities                               (3,259,286)    (890,324)
------------------------------------------------------------------------------
 Unrealized appreciation (depreciation) of
  investment securities                               (6,706,090)     (29,678)
==============================================================================
                                                     $26,151,227  $25,268,186
______________________________________________________________________________
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. High Yield Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve a high level of current income. Debt securities of less than investment grade are considered "high-risk" securities (commonly referred to as junk bonds). These bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are

                           AIM V.I. HIGH YIELD FUND                         149
    valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On December 31, 2000, undistributed net investment income was increased by $62,948 and paid-in capital decreased by $62,948 as a result of excess distributions for federal income tax purposes. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $2,803,331 as of December 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.
E. Bond Premiums - It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. During the year ended December 31, 2000, AIM waived fees of $16,986.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2000, the Fund paid AIM $93,298 of which AIM retained $50,137 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $4,331 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $3,521 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $3,521.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $26,222,632 and $17,914,450, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $   584,693
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (7,290,783)
==========================================================================
Net unrealized appreciation (depreciation) of investment
 securities                                                   $(6,706,090)
__________________________________________________________________________
==========================================================================

Investments have the same cost for tax and financial statement purposes.

150                        AIM V.I. HIGH YIELD FUND

NOTE 7 - SHARE INFORMATION
Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                   2000                    1999
                           ----------------------  ----------------------
                            SHARES      AMOUNT      SHARES      AMOUNT
                           ---------  -----------  ---------  -----------
Sold                       1,470,878  $12,585,955  2,064,369  $19,155,692
--------------------------------------------------------------------------
Issued as reinvestment of
 dividends                   521,649    3,302,036    211,621    1,900,359
--------------------------------------------------------------------------
Reacquired                  (675,118)  (5,817,708)  (377,620)  (3,467,307)
==========================================================================
                           1,317,409  $10,070,283  1,898,370  $17,588,744
__________________________________________________________________________
==========================================================================

NOTE 8 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                  MAY 1, 1998
                                                YEAR ENDED      (DATE OPERATIONS
                                               DECEMBER 31,      COMMENCED) TO
                                           -------------------    DECEMBER 31,
                                            2000       1999(a)        1998
                                           -------     -------  ----------------
Net asset value, beginning of period       $  9.02     $  8.84       $10.00
--------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                        0.91        1.03         0.39
--------------------------------------------------------------------------------
 Net gains (losses) on securities (both
  realized and unrealized)                   (2.64)      (0.10)       (1.15)
================================================================================
  Total from investment operations           (1.73)       0.93        (0.76)
================================================================================
Less distributions from net investment
 income                                      (0.94)      (0.75)       (0.40)
================================================================================
Net asset value, end of period             $  6.35     $  9.02       $ 8.84
________________________________________________________________________________
================================================================================
Total return(b)                             (19.14)%     10.52%       (7.61)%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $26,151     $25,268       $7,966
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
 With fee waivers                             1.13%(c)    1.14%        1.13%(d)
--------------------------------------------------------------------------------
 Without fee waivers                          1.19%(c)    1.42%        2.50%(d)
________________________________________________________________________________
================================================================================
Ratio of net investment income to average
 net assets                                  11.44%(c)   11.07%        9.75%(d)
________________________________________________________________________________
================================================================================
Portfolio turnover rate                         72%        127%          39%
________________________________________________________________________________
================================================================================

(a) Calculated using average shares outstanding.
(b) Total return is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $27,626,986.
(d) Annualized.

                            AIM V.I. HIGH YIELD FUND                         151

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. High Yield Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. High Yield Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with accounting principles generally accepted in the United States of America.


                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

152                         AIM V.I. HIGH YIELD FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. High Yield Fund (the "Fund"), a portfolio of AIM Variable Insurance Funds, Inc. (the "Company"), reorganized as AIM Variable Insurance Funds, a Delaware business trust (the "Trust"), was held on April 10, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the Company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To ratify the selection of Tait, Weller & Baker as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the voting on the above matters were as follows:

                                                                      WITHHELD/
      DIRECTORS/MATTER                                    VOTES FOR  ABSTENTIONS
      -------------------------------------------------- ----------- -----------
 (1)* Charles T. Bauer.................................  336,558,177  9,129,703
      Bruce L. Crockett................................  337,513,648  8,174,232
      Owen Daly II.....................................  336,754,219  8,933,661
      Edward K. Dunn, Jr...............................  337,481,093  8,206,787
      Jack M. Fields...................................  337,574,973  8,112,907
      Carl Frischling..................................  337,177,860  8,510,020
      Robert H. Graham.................................  337,319,248  8,368,632
      Prema Mathai-Davis...............................  337,262,043  8,425,837
      Lewis F. Pennock.................................  337,440,897  8,246,983
      Louis S. Sklar...................................  337,447,894  8,239,986

                                                            VOTES    WITHHELD/
       MATTER                                  VOTES FOR   AGAINST  ABSTENTIONS
       -------------------------------------  ----------- --------- -----------
 (2)*   Approval of an Agreement and Plan
        of Reorganization which provides
        for the reorganization of
        AIM Variable Insurance Funds, Inc.
        as a Delaware business trust.......   318,213,444 8,412,798 19,061,638
 (3)    Approval of a new Master Investment
        Advisory Agreement with A I M
        Advisors, Inc......................     2,367,341    31,701    221,664
 (4)(a) Approval of changing the
        Fundamental Restriction on Issuer
        Diversification....................     2,177,795    70,631    372,280
 (4)(b) Approval of changing the
        Fundamental Restriction on
        Borrowing Money and Issuing Senior
        Securities.........................     2,244,360    81,853    294,493
 (4)(c) Approval of changing the
        Fundamental Restriction on
        Underwriting Securities............     2,293,606    54,236    272,864
 (4)(d) Approval of changing the
        Fundamental Restriction on Industry
        Concentration......................     2,262,427    92,811    265,468
 (4)(e) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Real Estate..     2,254,266   100,855    265,585
 (4)(f) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Commodities..     2,242,258    93,069    285,379
 (4)(g) Approval of changing the
        Fundamental Restriction on Making
        Loans..............................     2,248,167   106,411    266,128
 (4)(h) Approval of the Elimination of
        Fundamental Restriction on
        Investing for the Purpose of
        Control............................     2,215,992   132,393    272,321
 (5)    Ratification of the selection of
        Tait, Weller & Baker as Independent
        Accountants of the Fund............     2,371,454    16,938    232,314

--------
* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds, Inc.

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

                           AIM V.I. HIGH YIELD FUND                         153

1ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include approving the investment advisor's trustees fee; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

 Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

 Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                               OFFICERS                            OFFICE OF THE FUND

Robert H. Graham                                Robert H. Graham                    11 Greenway Plaza
Chairman, President and                         Chairman and President              Suite 100
Chief Executive Officer                                                             Houston, TX 77046
A I M Management Group Inc.                     Carol F. Relihan
                                                Senior Vice President and           INVESTMENT ADVISOR
Bruce L. Crockett                               Secretary
Director                                                                            A I M Advisors, Inc.
ACE Limited;                                    Gary T. Crum                        11 Greenway Plaza
Formerly Director, President, and               Senior Vice President               Suite 100
Chief Executive Officer                                                             Houston, TX 77046
COMSAT Corporation                              Dana R. Sutton
                                                Vice President and                  TRANSFER AGENT AND CUSTODIAN
Owen Daly II                                    Treasurer
Formerly Director                                                                   State Street Bank and Trust Company
Cortland Trust Inc.                             Robert G. Alley                     225 Franklin Street
                                                Vice President                      Boston, MA 02110
Albert R. Dowden
Chairman of the Board of Directors,             Stuart W. Coco                      COUNSEL TO THE FUNDS
The Cortland Trust and                          Vice President
DHJ Media, Inc.; and Director,                                                      Foley & Lardner
Magellan Insurance Company                      Melville B. Cox                     3000 K N.W., Suite 500
                                                Vice President                      Washington, D.C. 20007
Edward K. Dunn, Jr.
Formerly Chairman, Mercantile                   Karen Dunn Kelley                   COUNSEL TO THE TRUSTEES
Mortgage Corp.;                                 Vice President
Formerly Vice Chairman, President                                                   Kramer, Levin, Naftalis & Frankel LLP
and Chief Operating Officer                     Edgar M. Larsen                     919 Third Avenue
Mercantile-Safe Deposit & Trust Co.;            Vice President                      New York, NY 10022
and President, Mercantile Bankshares
                                                Mary J. Benson                      DISTRIBUTOR
Jack Fields                                     Assistant Vice President and
Chief Executive Officer,                        Assistant Treasurer                 A I M Distributors, Inc.
Twenty First Century, Inc.;                                                         11 Greenway Plaza
Formerly Member of the U.S.                     Sheri Morris                        Suite 100
House of Representatives                        Assistant Vice President and        Houston, TX 77046
                                                Assistant Treasurer
Carl Frischling                                                                     AUDITORS
Partner                                         Jim A. Coppedge
Kramer, Levin, Naftalis & Frankel LLP           Assistant Secretary                 Tait, Weller & Baker
                                                                                    8 Penn Center Plaza
Prema Mathai-Davis                              Renee A. Friedli                    Suite 800
Formerly Chief Executive Officer,               Assistant Secretary                 Philadelphia, PA 19103
YWCA of the U.S.A.
                                                P. Michelle Grace
Lewis F. Pennock                                Assistant Secretary
Partner, Pennock & Cooper (law firm)
                                                Nancy L. Martin
Louis S. Sklar                                  Assistant Secretary
Executive Vice President, Development
and Operations,                                 Ofelia M. Mayo
Hines Interests                                 Assistant Secretary
Limited Partnership
                                                Lisa A. Moss
                                                Assistant Secretary

                                                Kathleen J. Pflueger
                                                Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2000, 0.05% is eligible for the dividends received deduction for corporations.

154                         AIM V.I. HIGH YIELD FUND


ANNUAL REPORT / MANAGERS' OVERVIEW

AIM V.I. INTERNATIONAL EQUITY FUND

FUND FACES GLOBAL TURBULENCE

HOW DID AIM V.I. INTERNATIONAL EQUITY FUND      Europe faced problems of its own with    WHAT WERE THE MAJOR MARKET DEVELOPMENTS IN
PERFORM OVER THE FISCAL YEAR?                declining currencies and rising interest    ASIA?
The fund faced a difficult market during     rates. During the year, the U.S. dollar     The Japanese stock market has mirrored its
the fiscal year ended December 31, 2000,     rallied against the euro and the pound      U.S. counterpart in terms of volatility
returning -26.40% for the reporting          sterling as investors favored U.S.          following the spring technology sell-off.
period.                                      investments over European. Basically,       While Japan saw a rise in the growth of
                                             European investors bought dollar-           its gross domestic product, that growth
WHAT WERE THE MAJOR TRENDS IN                denominated assets, and U.S. investors      was driven by overseas demand. The
INTERNATIONAL MARKETS?                       tended to keep their money in U.S.          Japanese economy remained weak with
Stock markets worldwide entered 2000 with    markets. The euro hit a record low in       slowing consumption, an increase in
a roar, led by technology, media and         October but rallied sharply near the end    bankruptcies and a decline in global
telecommunications stocks. This rally        of the year.                                corporate activity.
lasted until March, when inflation fears,       In addition, rising oil prices, higher-     Outside Japan, investment in Asia
rising interest rates and high stock         than-expected increases in producer prices  weakened because of political turmoil in
prices sparked a worldwide tech sell-off.    and a tight labor market in Germany and     many countries and interest-rate concerns.
   Since spring, volatility has been the     France prompted the European Central Bank   Even Hong Kong, one of the best-performing
watchword. In May and June, global markets   to raise interest rates several times       Asian countries, showed signs of slowing.
improved amid mounting evidence that the     throughout the year.
U.S. economy was slowing, reducing the          At the end of the fiscal year, all       HOW DID YOU MANAGE THE FUND IN THIS
chance that the U.S. Federal Reserve Board   major indexes were in negative territory,   ENVIRONMENT?
(the Fed) would continue to raise interest   with the MSCI EAFE--Registered Trademark--  Despite market volatility, we maintained
rates. But the market upturn was short-      reporting a -14.17% return for the year.    our earnings-driven investment strategy,
lived. In late summer and early fall, the    In fact, only a few country indexes,        focusing on the stocks of industry leaders
markets plunged again as investors worried   including Israel, Switzerland and Canada,   with accelerating earnings growth. This
about rising oil prices, unrest in the       posted positive returns for 2000.           strategy led us to invest in technology,
Middle East and lower corporate earnings.                                                media and telecommunications stocks.

PORTFOLIO COMPOSITION
As of 12/31/00, based on total net assets

TOP 10 EQUITY HOLDINGS                          TOP 10 INDUSTRIES                                   TOP 10 COUNTRIES
---------------------------------------------   -------------------------------------------------   -----------------------------
 1. RAS S.p.A (Italy)                   2.42%    1. Communications Equipment                8.42%    1. France             19.84%
---------------------------------------------   -------------------------------------------------   -----------------------------
 2. Aventis S.A. (France)               2.21     2. Health Care (Drugs-Generic & Other)     8.25     2. United Kingdom     14.70
---------------------------------------------   -------------------------------------------------   -----------------------------
 3. TotalFinaElf S.A. (France)          2.05     3. Banks (Major Regional)                  6.49     3. Japan              11.22
---------------------------------------------   -------------------------------------------------   -----------------------------
 4. Nokia Oyj (Finland)                 2.04     4. Oil (International Integrated)          4.76     4. Canada              8.60
---------------------------------------------   -------------------------------------------------   -----------------------------
 5. Altana A.G. (Germany)               1.96     5. Electronics (Component Distributors)    4.59     5. Switzerland         5.91
---------------------------------------------   -------------------------------------------------   -----------------------------
 6. Altran Technologies S.A. (France)   1.87     6. Services (Commercial & Consumer)        4.19     6. Germany             4.65
---------------------------------------------   -------------------------------------------------   -----------------------------
 7. Royal Bank of Scotland Group PLC             7. Telecommunications (Cellular/Wireless)  3.88     7. Netherlands         3.55
    (The) (U.K.)                        1.79    -------------------------------------------------   -----------------------------
---------------------------------------------    8. Electronics (Semiconductors)            3.53     8. Hong Kong           3.45
 8. Bombardier Inc.-Class B (Canada)    1.76    -------------------------------------------------   -----------------------------
---------------------------------------------    9. Telephone                               3.12     9. Italy               3.02
 9. Sanyo Electric Co., Ltd. (Japan)    1.73    -------------------------------------------------   -----------------------------
---------------------------------------------   10. Automobiles                             3.11    10. Mexico              2.90
10. Spirent PLC (U.K.)                  1.72

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

                      AIM V.I. INTERNATIONAL EQUITY FUND                     155

While these stocks suffered a bear market       AVERAGE ANNUAL TOTAL RETURNS
for much of the fiscal year, we still
believe that they show the best prospects       As of 12/31/00
for growth and capital appreciation over
the long term. The fund also held stocks        ---------------------------
in the health-care and financial                Inception (5/5/93)   11.62%
industries, among the best-performing           ---------------------------
areas of the stock market.                      5 years              11.09
                                                ---------------------------
WHAT STEPS ARE BEING TAKEN TO IMPROVE           1 year              -26.40
PERFORMANCE?
We reduced the fund's holdings in Japan         RESULTS OF A $10,000 INVESTMENT
and Asia because we did not find many
stocks in these countries that produced         5/5/93--12/31/00
accelerated earnings growth. We continue        in thousands
to believe in growth stocks and our                                                       MSCI EAFE
investment discipline; therefore, we are                               AIM VI           --Registered   LIPPER INTERNATIONAL
not making any changes in the portfolio                          INTERNATIONAL EQUITY    Trademark--       FUND INDEX
that would alter this strategy.                                  --------------------   ------------   --------------------

IN WHAT COUNTRIES DID THE FUND HAVE             05/05/93                10,000              10,000            10,000
INVESTMENTS?                                    06/30/93                 9,880              10,052            10,029
The fund's country allocation is dictated       09/30/93                10,661              10,719            10,992
by our stock-selection process, and we          12/31/93                11,890              10,811            12,188
found good opportunities in France, the         03/31/94                11,561              11,188            12,056
United Kingdom, Canada and Switzerland.         06/30/94                11,620              11,759            12,162
   As of December 31, 2000, European holdings   09/30/94                12,070              11,771            12,636
made up about 59% of the fund, Asian            12/31/94                11,698              11,651            12,098
holdings about 18%, Canadian 9% and Latin       03/31/95                11,739              11,868            11,797
American 5%.                                    06/30/95                12,671              11,954            12,398
                                                09/30/95                13,334              12,454            13,073
WHAT WERE SOME OF THE FUND'S TOP HOLDINGS       12/31/95                13,716              12,957            13,310
AS OF DECEMBER 31, 2000?                        03/31/96                14,630              13,332            13,896
The fund's top holdings represent a fairly      06/30/96                15,504              13,543            14,463
diversified portfolio:                          09/30/96                15,534              13,526            14,475
 . RAS S.p.A (Riunione Adriatica di              12/31/96                16,468              13,742            15,229
  Sicurta) sells insurance through about        03/31/97                16,508              13,527            15,607
  1,500 agencies in Italy. Founded in           06/30/97                18,391              15,282            17,355
  1838, RAS consists of a group of about        09/30/97                19,035              15,174            17,687
  100 insurance, financial and real estate      12/31/97                17,610              13,985            16,334
  companies.                                    03/31/98                20,139              16,042            18,758
 . Aventis, one of the world's largest drug      06/30/98                20,921              16,212            18,919
  companies, was formed from the merged         09/30/98                18,032              13,906            15,933
  pharmaceutical operations of Rhone-           12/31/98                20,340              16,778            18,402
  Poulenc and Hoechst. The French               03/31/99                20,050              17,010            18,639
  company's products include allergy            06/30/99                21,241              17,442            19,673
  medicine Allegra and drugs for treating       09/30/99                22,226              18,209            20,335
  cancer, thrombosis and diabetes.              12/31/99                31,535              21,302            25,363
 . TotalFinaElf, based in France, explores       03/31/00                31,274              21,281            25,522
  for, produces, refines, markets and           06/30/00                28,105              20,439            24,323
  trades petroleum. One of the world's          09/30/00                26,146              18,791            22,537
  largest integrated oil companies, it has      12/31/00               $23,202             $18,286           $21,630
  operations in more than 100 countries.        ----------------------------
                                                PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.
DO YOU HAVE ANY FINAL COMMENTS ABOUT 2000?
While the euro faced a difficult year, it       MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS
is changing European businesses and             OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
financial markets. Basically the currency       PERFORMANCE SHOWN.
is doing what many intended it to do-break
down country barriers. The creation of the      The performance figures shown here,      arrangements made for the fund's
euro has spawned bigger and more liquid         which represent AIM V.I. International   foreign holdings, accounting
European stock and bond markets. The euro       Equity Fund, are not intended to         differences, political risks and the
fosters mergers and acquisitions and            reflect actual annuity values, and       lesser degree of public information
prompts European governments to harmonize       they do not reflect charges at the       required to be provided by non-U.S.
their economic policies.                        separate-account level which (if         companies.
   As for the markets, prices of many           applied) would lower them. AIM V.I.         The unmanaged MSCI EAFE--Registered
stocks had been brought to more reasonable      International Equity Fund's              Trademark-- (Europe, Australia and the
levels by the steep downturn during the         performance figures are historical,      Far East) Index is a group of foreign
last quarter of 2000, a potential buying        and they reflect the reinvestment of     securities tracked by Morgan Stanley
opportunity. Given the level of                 distributions and changes in net asset   Capital International.
uncertainty surrounding short-term              value. The fund's investment return         The unmanaged Lipper International
economic trends, we can expect volatility       and principal value will fluctuate, so   Fund Index represents an average of
to continue. We regard this as an               an investor's shares, when redeemed,     the 30 largest international funds
environment in which investors would be         may be worth more or less than their     tracked by Lipper, Inc., an
well advised to maintain a long-term            original cost.                           independent mutual fund performance
investment perspective.                            International investing presents      monitor.
                                                certain risks not associated with           An investment cannot be made in an
                                                investing solely in the United States.   index. Unless otherwise indicated,
                                                These include risks relating to          index results include reinvested
                                                fluctuations in the value of the U.S.    dividends.
                                                dollar relative to other currencies,
                                                the custodial
                                                -------------------------------------------------------------------------

156                   AIM V.I. INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                                      MARKET
                                                          SHARES      VALUE
FOREIGN STOCKS & OTHER EQUITY INTERESTS - 91.34%

AUSTRALIA - 0.99%

AMP Ltd. (Insurance - Life/Health)                         162,800 $  1,831,492
-------------------------------------------------------------------------------
Brambles Industries Ltd. (Air Freight)                      73,300    1,712,779
-------------------------------------------------------------------------------
Cable & Wireless Optus Ltd. (Telephone)(a)                 381,000      788,526
===============================================================================
                                                                      4,332,797
===============================================================================

BRAZIL - 1.60%

Brasil Telecom Participacoes S.A. - ADR (Telephone)         13,970      824,230
-------------------------------------------------------------------------------
Companhia de Bebidas das Americas - ADR (Beverages -
  Alcoholic)                                               108,400    2,791,300
-------------------------------------------------------------------------------
Companhia Paulista de Forca e Luz (Electric Companies)           2           42
-------------------------------------------------------------------------------
Embratel Participacoes S.A. - ADR (Telephone)               60,600      950,662
-------------------------------------------------------------------------------
Paulista de Forca e Luz (Electric Companies)                     1           49
-------------------------------------------------------------------------------
Petroleo Brasileiro S.A. - Petrobras-Pfd. (Oil &
 Gas - Exploration & Production)                           103,239    2,423,729
-------------------------------------------------------------------------------
Tele Centro Oeste Celular Participacoes S.A. - ADR
 (Telecommunication - Cellular/Wireless)                         1           10
===============================================================================
                                                                      6,990,022
===============================================================================

CANADA - 8.60%

360networks Inc. (Telecommunications - Long
 Distance)(a)                                              196,200    2,501,550
-------------------------------------------------------------------------------
Biovail Corp. (Health Care - Drugs - Generic
 & Other)(a)                                                82,100    3,188,764
-------------------------------------------------------------------------------
Bombardier Inc. - Class B (Aerospace/Defense)              497,700    7,680,658
-------------------------------------------------------------------------------
C-MAC Industries, Inc. (Electronics - Component
 Distributors)(a)                                          113,600    5,073,795
-------------------------------------------------------------------------------
Celestica Inc. (Electronics - Semiconductors)(a)           123,900    6,690,154
-------------------------------------------------------------------------------
Cognos, Inc. (Computers - Software & Services)(a)           63,300    1,190,831
-------------------------------------------------------------------------------
Loblaw Co. Ltd. (Retail - Specialty)                        68,800    2,316,112
-------------------------------------------------------------------------------
Nortel Networks Corp. (Communications Equipment)           143,168    4,590,324
-------------------------------------------------------------------------------
Rogers Communications, Inc. - Class B
 (Telecommunications - Cellular/Wireless)                  117,700    1,985,074
-------------------------------------------------------------------------------
Shaw Communications Inc. - Class B
 (Broadcasting - Television, Radio & Cable)                102,700    2,396,174
===============================================================================
                                                                     37,613,436
===============================================================================

DENMARK - 2.62%

Novo Nordisk A.S. - Class B (Health Care -
 Drugs - Generic & Other)                                   32,675    5,862,481
-------------------------------------------------------------------------------
Vestas Wind Systems A.S.
 (Manufacturing - Specialized)                             103,100    5,581,849
===============================================================================
                                                                     11,444,330
===============================================================================

                                                                    MARKET
                                                        SHARES      VALUE
FINLAND - 2.04%

Nokia Oyj (Communications Equipment)                     200,200 $  8,929,896
=============================================================================

FRANCE - 19.84%

Alcatel S.A. (Communications Equipment)                  113,600    6,453,903
-----------------------------------------------------------------------------
Altran Technologies S.A. (Services - Commercial
 & Consumer)                                              36,113    8,172,771
-----------------------------------------------------------------------------
Assurances Generales de France
 (Insurance - Multi-Line)                                 88,300    6,135,941
-----------------------------------------------------------------------------
Aventis S.A. (Chemicals - Diversified)                   110,200    9,675,689
-----------------------------------------------------------------------------
BNP Paribas (Banks - Major Regional)                      81,300    7,138,236
-----------------------------------------------------------------------------
Havas Advertising S.A. (Services -
 Advertising/Marketing)                                  234,500    3,391,191
-----------------------------------------------------------------------------
M6 Metropole Television (Broadcasting - Television,
 Radio & Cable)                                           22,100      829,083
-----------------------------------------------------------------------------
Pinault - Printemps - Redoute S.A. (Retail - General
 Merchandise)                                             28,600    6,147,528
-----------------------------------------------------------------------------
PSA Peugeot Citroen (Automobiles)                         19,500    4,436,870
-----------------------------------------------------------------------------
Publicis Groupe (Services -
 Advertising/Marketing)                                  146,700    4,957,933
-----------------------------------------------------------------------------
Renault S.A. (Automobiles)                                46,300    2,413,030
-----------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Health Care - Drugs -
 Generic & Other)                                         74,600    4,973,772
-----------------------------------------------------------------------------
Schneider Electric S.A. (Housewares)                      31,000    2,261,890
-----------------------------------------------------------------------------
Societe Generale - Class A (Banks -
 Major Regional)                                         104,900    6,521,120
-----------------------------------------------------------------------------
Societe Television Francaise 1 (Broadcasting -
 Television, Radio & Cable)                               79,750    4,306,131
-----------------------------------------------------------------------------
TotalFinaElf S.A. (Oil - International Integrated)        60,225    8,958,199
=============================================================================
                                                                   86,773,287
=============================================================================

GERMANY - 4.65%

ADVA A.G. Optical Networking (Communications
 Equipment)(a)                                            13,400      773,871
-----------------------------------------------------------------------------
Altana A.G. (Health Care - Drugs - Generic & Other)       54,300    8,571,489
-----------------------------------------------------------------------------
MLP A.G. - Pfd. (Services - Commercial & Consumer)        39,100    4,277,514
-----------------------------------------------------------------------------
Porsche A.G. - Pfd. (Automobiles)                          2,065    6,728,810
=============================================================================
                                                                   20,351,684
=============================================================================

HONG KONG - 3.45%

China Mobile Ltd. (Telecommunications -
 Cellular/Wireless)(a)                                 1,171,000    6,395,708
-----------------------------------------------------------------------------
Dao Heng Bank Group Ltd. (Banks - Regional)              512,000    2,921,138
-----------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Retail - Food Chains)            461,900    5,759,167
=============================================================================
                                                                   15,076,013
=============================================================================

                       AIM V.I. INTERNATIONAL EQUITY FUND                    157

                                                                     MARKET
                                                         SHARES      VALUE
INDIA - 0.31%

Infosys Technologies Ltd. (Computers - Software &
 Services)(b)                                              11,200 $  1,368,941
==============================================================================

IRELAND - 0.99%

Bank of Ireland (Banks - Major Regional)                  432,000    4,332,551
==============================================================================

ISRAEL - 0.57%

Teva Pharmaceutical Industries Ltd. - ADR (Health
 Care - Drugs - Generic & Other)                           34,100    2,497,825
==============================================================================

ITALY - 3.02%

Bulgari S.p.A. (Consumer - Jewelry, Novelties
 & Gifts)                                                 195,000    2,398,803
------------------------------------------------------------------------------
Gruppo Editoriale L'Espresso (Publishing)                  24,200      209,525
------------------------------------------------------------------------------
Riunione Adriatica di Sicurta S.p.A (Insurance
 Brokers)                                                 679,000   10,590,784
==============================================================================
                                                                    13,199,112
==============================================================================

JAPAN - 11.22%

Advantest Corp. (Electronics - Instrumentation)            22,500    2,105,562
------------------------------------------------------------------------------
Crayfish Co. Ltd. - ADR (Computers - Software
 & Services)(a)                                             9,800       85,750
------------------------------------------------------------------------------
Hirose Electric Co. Ltd. (Electronics - Component
 Distributors)                                             18,800    1,808,641
------------------------------------------------------------------------------
Hoya Corp. (Manufacturing - Specialized)                   36,000    2,644,744
------------------------------------------------------------------------------
Matsushita Communication Industrial Co., Ltd.
 (Telephone)                                               27,000    3,388,578
------------------------------------------------------------------------------
Murata Manufacturing Co., Ltd. (Electronics -
 Component Distributors)                                   18,000    2,109,498
------------------------------------------------------------------------------
NEC Corp. (Computers - Hardware)                          187,000    3,418,139
------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
 (Telecommunications - Long Distance)                         340    2,447,263
------------------------------------------------------------------------------
NTT Data Corp. (Computers - Software & Services)              268    1,781,354
------------------------------------------------------------------------------
NTT DoCoMo, Inc. (Telecommunications -
 Cellular/Wireless)                                           120    2,067,518
------------------------------------------------------------------------------
Ricoh Co., Ltd. (Office Equipment & Supplies)             156,000    2,878,783
------------------------------------------------------------------------------
Rohm Co. Ltd. (Electronics - Component Distributors)        8,200    1,556,236
------------------------------------------------------------------------------
Sanix Inc. (Services - Commercial & Consumer)              30,450    1,179,758
------------------------------------------------------------------------------
Sanyo Electric Co., Ltd. (Electronics - Component
 Distributors)                                            912,000    7,577,401
------------------------------------------------------------------------------
Sharp Corp. (Electrical Equipment)                        124,000    1,494,420
------------------------------------------------------------------------------
Sony Corp. (Electrical Equipment)                          45,200    3,122,967
------------------------------------------------------------------------------
Takeda Chemical Industries Ltd. (Health Care -
 Drugs - Generic & Other)                                  85,000    5,025,363
------------------------------------------------------------------------------
Tokyo Electron Ltd. (Electronics - Semiconductors)         36,000    1,977,261
------------------------------------------------------------------------------
Trend Micro Inc. (Computers - Software & Services)(a)      33,400    2,415,760
==============================================================================
                                                                    49,084,996
==============================================================================

                                                                  MARKET
                                                      SHARES      VALUE
MEXICO - 2.90%

Coca-Cola Femsa S.A. - ADR (Beverages -
 Non-Alcoholic)                                        105,200 $  2,353,850
---------------------------------------------------------------------------
Fomento Economico Mexicano, S.A. de C.V. - ADR
 (Beverages - Alcoholic)                                51,109    1,526,881
---------------------------------------------------------------------------
Grupo Modelo S.A. de C.V. - Series C (Beverages -
 Alcoholic)                                            564,000    1,496,021
---------------------------------------------------------------------------
Grupo Televisa S.A. - GDR (Entertainment)(a)            71,360    3,206,740
---------------------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de C.V. - Class A
 (Paper & Forest Products)                             226,000      625,329
---------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V. - Class L - ADR
 (Telephone)                                            35,036    1,580,999
---------------------------------------------------------------------------
Wal-Mart de Mexico S.A. de C.V. - Series C
 (Retail -  General Merchandise)(a)                  1,014,000    1,866,937
===========================================================================
                                                                 12,656,757
===========================================================================

NETHERLANDS - 3.55%

Koninklijke (Royal) Philips Electronics N.V.
 (Electrical Equipment)                                 86,299    3,162,145
---------------------------------------------------------------------------
Koninklijke Numico N.V. (Foods)                        122,500    6,165,802
---------------------------------------------------------------------------
VNU N.V. (Publishing)                                  126,400    6,213,731
===========================================================================
                                                                 15,541,678
===========================================================================

NORWAY - 0.58%

Tomra Systems A.S.A. (Manufacturing - Specialized)     131,700    2,551,256
===========================================================================

SINGAPORE - 1.12%

Datacraft Asia Ltd. (Communications Equipment)         253,360    1,195,859
---------------------------------------------------------------------------
DBS Group Holdings Ltd. (Banks - Money Center)         181,979    2,059,347
---------------------------------------------------------------------------
Keppel Corp. Ltd. (Engineering & Construction)         479,000      934,769
---------------------------------------------------------------------------
Singapore Press Holdings Ltd. (Publishing -
 Newspapers)                                            47,562      702,995
---------------------------------------------------------------------------
United Overseas Bank Ltd. (Banks - Major Regional)           1            8
===========================================================================
                                                                  4,892,978
===========================================================================

SOUTH KOREA - 0.84%

Korea Telecom Corp. - ADR (Telephone)                   57,330    1,777,230
---------------------------------------------------------------------------
Pohang Iron & Steel Co. Ltd. - ADR (Iron & Steel)       46,515      723,890
---------------------------------------------------------------------------
Samsung Electronics N.V. (Electronics - Component
 Distributors)                                           9,500    1,186,561
===========================================================================
                                                                  3,687,681
===========================================================================

SPAIN - 1.00%

Telefonica S.A. (Telephone)(a)                         263,043    4,347,385
===========================================================================

SWEDEN - 0.29%

Assa Abloy A.B. - Class B (Metal Fabricators)           65,000    1,271,604
===========================================================================

158                    AIM V.I. INTERNATIONAL EQUITY FUND

                                                                     MARKET
                                                         SHARES      VALUE
SWITZERLAND - 5.91%

Compagnie Financiere Richemont A.G. - Units
 (Tobacco)(c)                                               2,595 $  6,941,885
------------------------------------------------------------------------------
Julius Baer Holding A.G. - Class B (Banks - Major
 Regional)                                                    465    2,545,233
------------------------------------------------------------------------------
Kudelski S.A. (Electronics - Component
 Distributors)(a)                                             700      777,538
------------------------------------------------------------------------------
Nestle S.A. (Foods)                                         2,300    5,365,011
------------------------------------------------------------------------------
Serono S.A. - Class B (Health Care - Drugs - Generic
 & Other)                                                   6,180    5,949,275
------------------------------------------------------------------------------
Swatch Group A.G. (The) - Class B (Consumer -
  Jewelry, Novelties & Gifts)                               3,400    4,248,689
==============================================================================
                                                                    25,827,631
==============================================================================

TAIWAN - 0.55%

Far Eastern Textile Ltd. - GDR (Textiles - Apparel)        29,483      206,381
------------------------------------------------------------------------------
Far Eastern Textile Ltd. - GDR (Textiles - Apparel)
 (Acquired 11/12/99-11/15/99; Cost $230,565)(d)            17,709      123,963
------------------------------------------------------------------------------
GT Taiwan Fund (Investment Management)(a)(b)(e)            15,291       62,082
------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd. -
 ADR (Electronics - Semiconductors)(a)                    115,760    1,996,860
==============================================================================
                                                                     2,389,286
==============================================================================

THAILAND - 0.00%

Siam Commercial Bank Public Co. Ltd. (Banks -
 Major Regional)(a)                                        32,800       14,737
==============================================================================

UNITED KINGDOM - 14.70%

ARM Holdings PLC (Electronics -
 Semiconductors)(a)                                       632,900    4,788,659
------------------------------------------------------------------------------
BP Amoco PLC (Oil - International Integrated)             734,400    5,930,001
------------------------------------------------------------------------------
Capita Group PLC (Services - Commercial & Consumer)       630,000    4,710,195
------------------------------------------------------------------------------
CMG PLC (Computers - Software & Services)                 123,900    1,727,772
------------------------------------------------------------------------------
Logica PLC (Computers - Software & Services)               90,100    2,357,714
------------------------------------------------------------------------------
Marconi PLC (Communications Equipment)                    553,240    5,947,998
------------------------------------------------------------------------------
Matalan PLC (Retail - Discounters)                        213,100    2,230,539
------------------------------------------------------------------------------
Next PLC (Retail - General Merchandise)                   202,600    2,438,730
------------------------------------------------------------------------------
Pace Micro Technology PLC (Communications Equipment)      209,000    1,421,956
------------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (The) (Banks - Major
 Regional)                                                331,700    7,846,578
------------------------------------------------------------------------------
Shell Transport & Trading Co. PLC (Oil -
 International Integrated)                                723,100    5,936,070
------------------------------------------------------------------------------
Spirent PLC (Communications Equipment)                    822,600    7,503,206
------------------------------------------------------------------------------
Vodafone AirTouch PLC - ADR (Telecommunications -
  Cellular/Wireless)                                        1,750       62,672
------------------------------------------------------------------------------
Vodafone Group PLC (Telecommunications -
 Cellular/Wireless)                                     1,763,155    6,472,474
------------------------------------------------------------------------------
WPP Group PLC (Services - Advertising/Marketing)          376,400    4,907,886
==============================================================================
                                                                    64,282,450
==============================================================================
  Total Foreign Stocks & Other Equity Interests
   (Cost $344,680,848)                                             399,458,333
==============================================================================

                                                       MARKET
                                           SHARES      VALUE
MONEY MARKET FUNDS - 12.91%

STIC Liquid Assets Portfolio(f)          28,230,486 $ 28,230,486
-----------------------------------------------------------------
STIC Prime Portfolio(f)                  28,230,486   28,230,486
=================================================================
  Total Money Market Funds
   (Cost $56,460,972)                                 56,460,972
=================================================================
TOTAL INVESTMENTS - 104.25%
 (Cost $401,141,820)                                 455,919,305
=================================================================
LIABILITIES LESS OTHER ASSETS - (4.25%)              (18,583,053)
=================================================================
NET ASSETS - 100.00%                                $437,336,252
_________________________________________________________________
=================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
GDR  - Global Depositary Receipt
Pfd. - Preferred

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Trustees.
(c) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes common or preferred shares of the issuer.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value of this security at 12/31/00 represented 0.03% of the Fund's net assets.
(e) The security is managed by an affiliate of the advisor. The security is in the process of being liquidated to its shareholders at a price of $16.25 a share.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                      AIM V.I. INTERNATIONAL EQUITY FUND                   159

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $401,141,820)  $455,919,305
--------------------------------------------------------------
Foreign currencies, at value (cost $432,453)           438,272
--------------------------------------------------------------
Receivables for:
 Fund shares sold                                      257,289
--------------------------------------------------------------
 Dividends                                             901,120
--------------------------------------------------------------
Investment for deferred compensation plan               39,427
--------------------------------------------------------------
Other assets                                            14,954
==============================================================
  Total assets                                     457,570,367
==============================================================

LIABILITIES:

Payables for:
 Fund shares reacquired                             19,365,496
--------------------------------------------------------------
 Deferred compensation plan                             39,427
--------------------------------------------------------------
Accrued advisory fees                                  260,486
--------------------------------------------------------------
Accrued administrative services fees                   504,693
--------------------------------------------------------------
Accrued operating expenses                              64,013
==============================================================
  Total liabilities                                 20,234,115
==============================================================
Net assets applicable to shares outstanding       $437,336,252
==============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

 Outstanding                                        21,737,067
==============================================================
 Net asset value                                  $      20.12
______________________________________________________________
==============================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $372,881)          $   6,159,963
------------------------------------------------------------------------------
Dividends from affiliated money market funds                        2,396,887
------------------------------------------------------------------------------
Interest                                                               44,828
==============================================================================
  Total investment income                                           8,601,678
==============================================================================

EXPENSES:

Advisory fees                                                       3,372,955
------------------------------------------------------------------------------
Administrative services fees                                          795,897
------------------------------------------------------------------------------
Custodian fees                                                        384,900
------------------------------------------------------------------------------
Trustees' fees                                                          7,107
------------------------------------------------------------------------------
Other                                                                 171,830
==============================================================================
  Total expenses                                                    4,732,689
==============================================================================
Less: Expenses paid indirectly                                           (739)
==============================================================================
  Net expenses                                                      4,731,950
==============================================================================
Net investment income                                               3,869,728
==============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES
 AND FOREIGN CURRENCIES

Net realized gain (loss) from:
 Investment securities                                             (3,124,437)
------------------------------------------------------------------------------
 Foreign currencies                                                (2,461,382)
==============================================================================
                                                                  (5,585,819)
==============================================================================
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                           (132,113,764)
------------------------------------------------------------------------------
 Foreign currencies                                                    76,329
==============================================================================
                                                                (132,037,435)
==============================================================================
Net gain (loss) from investment securities and foreign
 currencies                                                      (137,623,254)
==============================================================================
Net increase (decrease) in net assets resulting from
 operations                                                     $(133,753,526)
______________________________________________________________________________
==============================================================================

See Notes to Financial Statements.

160                    AIM V.I. INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2000 and 1999

                                                       2000          1999
                                                   ------------  ------------
OPERATIONS:

 Net investment income                             $  3,869,728  $  1,052,906
------------------------------------------------------------------------------
 Net realized gain (loss) from investment
  securities and foreign currencies                  (5,585,819)   28,410,687
------------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities and
  foreign currencies                               (132,037,435)  127,549,239
==============================================================================
  Net increase (decrease) in net assets resulting
   from operations                                 (133,753,526)  157,012,832
==============================================================================
Distributions to shareholders from net investment
 income                                              (1,118,337)   (2,918,487)
------------------------------------------------------------------------------
Distributions to shareholders from net realized
 gains                                              (28,627,379)  (12,247,382)
------------------------------------------------------------------------------
Share transactions - net                            146,775,943    71,898,276
==============================================================================
  Net increase (decrease) in net assets             (16,723,299)  213,745,239
==============================================================================

NET ASSETS:

 Beginning of year                                  454,059,551   240,314,312
==============================================================================
 End of year                                       $437,336,252  $454,059,551
______________________________________________________________________________
==============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                     $393,269,659  $256,736,054
------------------------------------------------------------------------------
 Undistributed net investment income (loss)           1,149,800       (84,098)
------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities and foreign currencies      (11,846,727)   10,606,640
------------------------------------------------------------------------------
 Unrealized appreciation of investment securities
  and foreign currencies                             54,763,520   186,800,955
==============================================================================
                                                   $437,336,252  $454,059,551
______________________________________________________________________________
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. International Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to provide long-term growth of capital.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts

                      AIM V.I. INTERNATIONAL EQUITY FUND                     161
   generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
    On December 31, 2000, undistributed net investment income was decreased by $1,517,493, undistributed net realized gains increased by $11,759,831 and paid in capital decreased by $10,242,338 as a result of differing book/tax treatment of foreign currency transactions, passive foreign investment companies, capital losses and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
    The Fund has a capital loss carryforward of $6,458,675 as of December 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, through the year 2007.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $250 million. Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2000, the Fund paid AIM $795,897 of which AIM retained $92,799 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $5,098 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $739 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $739.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $474,319,512 and $368,029,679, respectively.
The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $ 77,678,229
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (26,041,366)
===========================================================================
Net unrealized appreciation of investment securities          $ 51,636,863
___________________________________________________________________________
===========================================================================

Cost of investments for tax purposes is $404,282,442.

162                   AIM V.I. INTERNATIONAL EQUITY FUND

NOTE 7 - SHARE INFORMATION
Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                  2000                        1999
                        --------------------------  -------------------------
                          SHARES        AMOUNT        SHARES       AMOUNT
                        -----------  -------------  ----------  -------------
Sold                     31,116,291  $ 774,633,497   6,613,497  $ 145,638,150
------------------------------------------------------------------------------
Issued as reinvestment
 of dividends             1,451,718     29,745,716     582,183     15,165,869
------------------------------------------------------------------------------
Issued in connection
 with acquisitions*              --             --   2,243,929     49,699,501
------------------------------------------------------------------------------
Reacquired              (26,334,375)  (657,603,270) (6,185,749)  (138,605,244)
==============================================================================
                          6,233,634  $ 146,775,943   3,253,860  $  71,898,276
______________________________________________________________________________
==============================================================================

* As of the close of business on October 22, 1999, the Fund acquired all the net assets of the following funds: GT Global Variable International Fund, GT Global Variable Europe Fund, GT Global Variable Natural Resources Fund, GT Global Variable Infrastructure Fund, GT Global Variable New Pacific Fund, GT Global Variable Latin America Fund and GT Global Variable Emerging Markets Fund, collectively (the "Variable Funds"), pursuant to a plan of reorganization approved by the Variable Funds shareholders on August 25, 1999. The acquisitions were accomplished by a tax-free exchange of 2,243,929 shares of the Fund for the respective shares of each of the Variable Funds outstanding as of the close of business October 22, 1999 (see following table) and by combining the net assets of the Fund as of that date with those of the respective Variable Funds outlined in the following table:

                                                 NET ASSETS      APPRECIATION/
                                    SHARES       IMMEDIATELY     (DEPRECIATION)
         VARIABLE FUNDS:           EXCHANGED BEFORE ACQUISITIONS    INCLUDED
---------------------------------  --------- ------------------- --------------
GT Global Variable International
 Fund                                398,165    $ 4,159,686       $   591,925
-------------------------------------------------------------------------------
GT Global Variable Europe Fund     2,101,240     16,722,795         1,876,631
-------------------------------------------------------------------------------
GT Global Variable Natural
 Resources Fund                      426,574      5,000,655           167,642
-------------------------------------------------------------------------------
GT Global Variable Infrastructure
 Fund                                253,110      3,837,109           609,331
-------------------------------------------------------------------------------
GT Global Variable New Pacific
 Fund                                857,885      7,747,489         1,306,187
-------------------------------------------------------------------------------
GT Global Variable Latin America
 Fund                                731,544      7,915,791        (1,572,891)
===============================================================================
GT Global Variable Emerging
 Markets Fund                        544,479      4,315,976           117,775
_______________________________________________________________________________
===============================================================================

The net assets of the Fund immediately before the acquisitions were $285,111,544.

NOTE 8 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                      YEAR ENDED DECEMBER 31,
                            ---------------------------------------------------
                              2000       1999(a)     1998      1997      1996
                            --------     --------  --------  --------  --------
Net asset value, beginning
 of period                  $  29.29     $  19.62  $  17.13  $  16.36  $  13.66
--------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income          0.18         0.08      0.15      0.10      0.07
--------------------------------------------------------------------------------
 Net gains (losses) on
  securities (both realized
  and unrealized)              (7.88)       10.59      2.50      1.03      2.67
================================================================================
  Total from investment
   operations                  (7.70)       10.67      2.65      1.13      2.74
================================================================================
Less distributions:
 Dividends from net
  investment income            (0.06)       (0.19)    (0.16)    (0.08)    (0.04)
--------------------------------------------------------------------------------
 Distributions from net
  realized gains               (1.41)       (0.81)       --     (0.28)       --
================================================================================
  Total distributions          (1.47)       (1.00)    (0.16)    (0.36)    (0.04)
================================================================================
Net asset value, end of
 period                     $  20.12     $  29.29  $  19.62  $  17.13  $  16.36
________________________________________________________________________________
================================================================================
Total return                  (26.40)%      55.04%    15.49%     6.94%    20.05%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)             $437,336     $454,060  $240,314  $211,023  $165,738
________________________________________________________________________________
================================================================================
Ratio of expenses to
 average net assets             1.02%(b)     0.97%     0.91%     0.93%     0.96%
________________________________________________________________________________
================================================================================
Ratio of net investment
 income to average net
 assets                         0.83%(b)     0.38%     0.80%     0.68%     0.78%
________________________________________________________________________________
================================================================================
Portfolio turnover rate           88%          97%       76%       57%       59%
________________________________________________________________________________
================================================================================

(a) Calculated using average shares outstanding.
(b) Ratios are based on average daily net assets of $463,993,620.

                      AIM V.I. INTERNATIONAL EQUITY FUND                   163

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. International Equity Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. International Equity Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

164                    AIM V.I. INTERNATIONAL EQUITY FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. International Equity Fund (the "Fund"), a portfolio of AIM Variable Insurance Funds, Inc. (the "Company"), reorganized as AIM Variable Insurance Funds, a Delaware business trust (the "Trust"), was held on April 10, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the Company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund and making it non-fundamental.

(6) To ratify the selection of Tait, Weller & Baker as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the voting on the above matters were as follows:

                                                                      WITHHELD/
       DIRECTORS/MATTER                                   VOTES FOR  ABSTENTIONS
       ------------------------------------------------- ----------- -----------
 (1)* Charles T. Bauer.................................  336,558,177  9,129,703
      Bruce L. Crockett................................  337,513,648  8,174,232
      Owen Daly II.....................................  336,754,219  8,933,661
      Edward K. Dunn, Jr...............................  337,481,093  8,206,787
      Jack M. Fields...................................  337,574,973  8,112,907
      Carl Frischling..................................  337,177,860  8,510,020
      Robert H. Graham.................................  337,319,248  8,368,632
      Prema Mathai-Davis...............................  337,262,043  8,425,837
      Lewis F. Pennock.................................  337,440,897  8,246,983
      Louis S. Sklar...................................  337,447,894  8,239,986

                                                            VOTES    WITHHELD/
       MATTER                                  VOTES FOR   AGAINST  ABSTENTIONS
       -------------------------------------  ----------- --------- -----------
 (2)*   Approval of an Agreement and Plan
        of Reorganization which provides
        for the reorganization of
        AIM Variable Insurance Funds, Inc.
        as a Delaware business trust.......   318,213,444 8,412,798 19,061,638
 (3)    Approval of a new Master Investment
        Advisory Agreement with A I M
        Advisors, Inc......................    13,967,686   350,596  1,070,735
 (4)(a) Approval of changing the
        Fundamental Restriction on Issuer
        Diversification....................    13,625,093   475,137  1,288,787
 (4)(b) Approval of changing the
        Fundamental Restriction on
        Borrowing Money and Issuing Senior
        Securities.........................    13,476,309   582,138  1,330,570
 (4)(c) Approval of changing the
        Fundamental Restriction on
        Underwriting Securities............    13,715,114   491,764  1,182,139
 (4)(d) Approval of changing the
        Fundamental Restriction on Industry
        Concentration......................    13,762,202   451,275  1,175,540
 (4)(e) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Real Estate .    13,647,715   543,142  1,198,160
 (4)(f) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Commodities..    13,618,516   550,377  1,220,124
 (4)(g) Approval of changing the
        Fundamental Restriction on Making
        Loans..............................    13,508,317   612,651  1,268,049
 (4)(h) Approval of the Elimination of
        Fundamental Restriction on
        Investing for the Purpose of
        Control............................    13,480,994   619,196  1,288,827
 (5)    Approval of Changing the Investment
        Objective and Making it Non-
        Fundamental........................    13,314,762   688,330  1,385,925
 (6)    Ratification of the selection of
        Tait, Weller & Baker as Independent
        Accountants of the Fund............    14,268,912   197,956    922,149

--------
* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds, Inc.

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

                      AIM V.I. INTERNATIONAL EQUITY FUND                    165

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include approving the investment advisor's trustees fee; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

 Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

 Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                               OFFICERS                            OFFICE OF THE FUND

Robert H. Graham                                Robert H. Graham                    11 Greenway Plaza
Chairman, President and                         Chairman and President              Suite 100
Chief Executive Officer                                                             Houston, TX 77046
A I M Management Group Inc.                     Carol F. Relihan
                                                Senior Vice President and           INVESTMENT ADVISOR
Bruce L. Crockett                               Secretary
Director                                                                            A I M Advisors, Inc.
ACE Limited;                                    Gary T. Crum                        11 Greenway Plaza
Formerly Director, President, and               Senior Vice President               Suite 100
Chief Executive Officer                                                             Houston, TX 77046
COMSAT Corporation                              Dana R. Sutton
                                                Vice President and                  TRANSFER AGENT AND CUSTODIAN
Owen Daly II                                    Treasurer
Formerly Director                                                                   State Street Bank and Trust Company
Cortland Trust Inc.                             Robert G. Alley                     225 Franklin Street
                                                Vice President                      Boston, MA 02110
Albert R. Dowden
Chairman of the Board of Directors,             Stuart W. Coco                      COUNSEL TO THE FUNDS
The Cortland Trust and                          Vice President
DHJ Media, Inc.; and Director,                                                      Foley & Lardner
Magellan Insurance Company                      Melville B. Cox                     3000 K N.W., Suite 500
                                                Vice President                      Washington, D.C. 20007
Edward K. Dunn, Jr.
Formerly Chairman, Mercantile                   Karen Dunn Kelley                   COUNSEL TO THE TRUSTEES
Mortgage Corp.;                                 Vice President
Formerly Vice Chairman, President                                                   Kramer, Levin, Naftalis & Frankel LLP
and Chief Operating Officer                     Edgar M. Larsen                     919 Third Avenue
Mercantile-Safe Deposit & Trust Co.;            Vice President                      New York, NY 10022
and President, Mercantile Bankshares
                                                Mary J. Benson                      DISTRIBUTOR
Jack Fields                                     Assistant Vice President and
Chief Executive Officer,                        Assistant Treasurer                 A I M Distributors, Inc.
Twenty First Century, Inc.;                                                         11 Greenway Plaza
Formerly Member of the U.S.                     Sheri Morris                        Suite 100
House of Representatives                        Assistant Vice President and        Houston, TX 77046
                                                Assistant Treasurer
Carl Frischling                                                                     AUDITORS
Partner                                         Jim A. Coppedge
Kramer, Levin, Naftalis & Frankel LLP           Assistant Secretary                 Tait, Weller & Baker
                                                                                    8 Penn Center Plaza
Prema Mathai-Davis                              Renee A. Friedli                    Suite 800
Formerly Chief Executive Officer,               Assistant Secretary                 Philadelphia, PA 19103
YWCA of the U.S.A.
                                                P. Michelle Grace
Lewis F. Pennock                                Assistant Secretary
Partner, Pennock & Cooper (law firm)
                                                Nancy L. Martin
Louis S. Sklar                                  Assistant Secretary
Executive Vice President, Development
and Operations,                                 Ofelia M. Mayo
Hines Interests                                 Assistant Secretary
Limited Partnership
                                                Lisa A. Moss
                                                Assistant Secretary

                                                Kathleen J. Pflueger
                                                Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2000, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $25,607,871 for the Fund's tax year ended December 31, 2000, of which 100% is 20% rate gain.

166                    AIM V.I. INTERNATIONAL EQUITY FUND

For the fiscal year ended December 31, 2000, the amount of income received by the fund from sources within foreign countries and possessions of the United States was $.3024 per share (representing a total of $6,572,441). The amount of taxes paid by the fund to such countries for the fiscal year ended December 31, 2000 was $.0164 per share (representing a total of $355,641). The following table provides a breakdown by country of ordinary dividends and foreign taxes paid by the Fund during the fiscal year ended December 31, 2000:

                                             GROSS                      FOREIGN
            COUNTRY                         INCOME %                   TAX PAID %
            -------                         --------                   ----------
            Australia                         0.91%                       1.96%
            Brazil (BRL)                      1.50%                       0.90%
            Canada                           41.52%                       3.63%
            Denmark                           0.03%                       0.13%
            Finland                           0.64%                       2.41%
            France                            7.94%                      31.10%
            Germany                           0.53%                       1.45%
            Hong Kong                         1.66%                       0.00%
            Ireland                           0.49%                       1.16%
            Italy                             0.89%                       3.36%
            Japan                             2.30%                       8.70%
            Mexico                            1.57%                       2.08%
            The Netherlands                   1.17%                       4.27%
            Singapore                         0.93%                       5.95%
            South Korea                       0.86%                       3.59%
            Spain                             0.14%                       0.52%
            Sweden                            0.45%                       1.69%
            Switzerland                       3.26%                       9.68%
            Taiwan                            0.16%                       0.83%
            United Kingdom                    5.54%                      13.43%
            Various                           0.75%                       3.16%
            -------------------------------------------------------------------
            Subtotal                         73.24%                     100.00%
            United States                    26.76%                       0.00%
            ===================================================================
            TOTAL                           100.00%                     100.00%
            ___________________________________________________________________
            ===================================================================

                       AIM V.I. INTERNATIONAL EQUITY FUND                    167


ANNUAL REPORT / MANAGERS' OVERVIEW

AIM V.I. MONEY MARKET FUND

FUND OFFERS STABILITY AMIDST ERRATIC MARKETS

HOW DID AIM V.I. MONEY MARKET FUND PERFORM   AMIDST A VERY UNCERTAIN AND VOLATILE  |      An investment in the fund is not a deposit
DURING THE REPORTING PERIOD?                 MARKET ENVIRONMENT, THE FUND          |      of a bank and is not insured or guaranteed
Amidst a very uncertain and volatile         CONTINUED TO PROVIDE ATTRACTIVE       |      by the Federal Deposit Insurance
market environment, the fund continued to    INCOME AND SAFETY OF PRINCIPAL.       |      Corporation or any other government
provide attractive income and safety of      ---------------------------------------      agency. Although a money market fund seeks
principal. The fund's weighted average                                                    to preserve the value of your investment
maturity (WAM) remained in the 16- to 27-    an annual rate of 5.6% in the second         at $1.00 per share, it is possible to lose
day range during the fiscal year ended       quarter of 2000 to 2.2% in the third).       money by investing in the fund. The
December 31, 2000. As of the end of the      However, the Fed's bias shift was            performance figures in this report which
fiscal year, the WAM stood at 24 days, and   insufficient to counteract investors'        represent AIM V.I. Money Market Fund are
the seven-day yield for the fund was         concerns, and most key market                not intended to reflect actual annuity
5.96%.                                       indexes recorded losses for the year.        values, and they do not reflect charges at
   Although the fund doesn't traditionally                                                the separate-account level which (if
compare itself to such market indicators     HOW DID THIS ENVIRONMENT AFFECT YIELDS?      applied) would lower them. Past
as the Dow or the Nasdaq, it's worth         The Treasury yield curve has been inverted   performance cannot guarantee comparable
noting that the fund's 5.83% total return    since early 2000, with yields on shorter-    future results.
for 2000 outperformed both. For 2000, the    term issues rising above those for longer-      The unmanaged Dow Jones Industrial
stock market endured a very difficult        term issues. Several factors contributed     Average (the Dow) is a price-weighted
year, largely due to concerns about          to this inversion:                           average of 30 actively traded blue-chip
interest rates and corporate earnings        . perceived scarcity of longer-term          stocks.
growth. The Dow's return of -4.69% and the     Treasuries due to the U.S. government's       The unmanaged National Association of
Nasdaq's return of -39.29% for the fiscal      buyback program                            Securities Dealers Automated Quotation
year are quite a contrast to 1999, and       . market volatility that caused some         System Composite Index (the Nasdaq) is a
this contrast is a testament to the need       investors to seek the safety and           market-value-weighted index comprising all
for diversification of investments, as         liquidity of shorter-term issues           domestic and non-U.S.-based common stocks
well as the stability the fund can offer     . rising interest-rate environment, which    listed on the Nasdaq system.
in times of market uncertainty.                makes longer-term issues less attractive      An investment cannot be made in an
                                             Even so, yields across the Treasury curve    index. Unless otherwise indicated, index
WHAT WAS THE INTEREST-RATE ENVIRONMENT       finished 2000 below where they started,      results include reinvested dividends.
LIKE DURING THE FISCAL YEAR?                 except for cash in the form of three-month
Due to concerns about too-hot economic       Treasury bills (T-bills). The 30-year
growth and impending inflation, the          Treasury bond saw its yield fall from
Federal Reserve Board (the Fed) raised       6.48% to 5.46% during the reporting
interest rates three times during 2000,      period, while the yield on three-month T-
with the federal funds rate--the rate        bills rose from 5.33% to 5.90%. Six-month
banks charge one another for overnight       T-bills finished the year almost exactly
loans--ending up at 6.5% in May. Amid        where they started.
mounting evidence of slower economic
growth, the Fed left interest rates
unchanged for the remainder of 2000.
   In fact, by the time the presidential
election controversy was resolved in
December, the Fed indicated that it might
consider cutting interest rates in the
wake of slower economic growth (gross
domestic product growth declined from

168                       AIM V.I. MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                             PAR
                                                            (000)     VALUE
COMMERCIAL PAPER--56.45%(a)

ASSET-BACKED SECURITIES - COMMERCIAL LOANS/LEASES - 4.05%

Fleet Funding Corp.
 6.60%, 01/11/01                                           $ 3,000 $ 2,994,500
==============================================================================

ASSET-BACKED SECURITIES - FULLY BACKED - 16.81%

Aquinas Funding LLC
 6.62%, 01/26/01                                             3,500   3,483,910
------------------------------------------------------------------------------
Blue Ridge Asset Funding Corp.
 6.65%, 01/16/01                                             2,500   2,493,073
------------------------------------------------------------------------------
Forrestal Funding Master Trust
 6.51%, 03/16/01                                             3,000   2,959,855
------------------------------------------------------------------------------
Three Rivers Funding Corp.
 6.54%, 02/05/01                                             3,500   3,477,746
==============================================================================
                                                                    12,414,584
==============================================================================

ASSET-BACKED SECURITIES - MULTI PURPOSE - 15.41%

Edison Asset Securitization, LLC
 6.50%, 02/28/01                                             3,000   2,968,583
------------------------------------------------------------------------------
Falcon Asset Securitization Corp.
 6.32%, 03/29/01                                             3,500   3,446,544
------------------------------------------------------------------------------
Monte Rosa Capital Corp.
 6.55%, 02/01/01                                             3,000   2,983,079
------------------------------------------------------------------------------
Preferred Receivables Funding Corp.
 6.52%, 02/23/01                                             2,000   1,980,802
==============================================================================
                                                                    11,379,008
==============================================================================

ASSET-BACKED SECURITIES - TRADE RECEIVABLES - 2.70%

Asset Securitization Cooperative Corp.
 6.62%, 01/10/01                                             2,000   1,996,690
==============================================================================

BANKS (MAJOR REGIONAL) - 4.06%

Corporate Asset Funding Co.
 6.60%, 01/04/01                                             3,000   2,998,350
==============================================================================


                                                              PAR
                                                             (000)    VALUE
FINANCIAL (DIVERSIFIED) - 9.38%

Deutsche Bank Financial Inc.
 6.54%, 01/11/01                                            $ 3,000 $2,994,550
------------------------------------------------------------------------------
General Electric Capital Corp.
 6.42%, 03/14/01                                              2,000  1,974,320
------------------------------------------------------------------------------
UBS Finance Delaware Inc.
 6.20%, 05/08/01                                              2,000  1,956,256
==============================================================================
                                                                     6,925,126
==============================================================================

INVESTMENTS (BANKING/BROKERAGE) - 4.04%

Salomon Smith Barney Holdings, Inc.
 6.47%, 02/05/01                                              3,000  2,981,129
==============================================================================
  Total Commercial Paper (Cost $41,689,387)                         41,689,387
==============================================================================

SHORT-TERM OBLIGATIONS - 1.35%

FINANCIAL (DIVERSIFIED) - 1.35%

General Motors Acceptance Corp., Floating Rate
 Notes, Daily VRD Series,(b)(c)
 6.85%, 04/30/01                                              1,000  1,000,327
==============================================================================
  Total Short-Term Obligations (Cost $1,000,327)                     1,000,327
==============================================================================

MASTER NOTE AGREEMENTS - 9.34%(d)

Merrill Lynch Mortgage Capital, Inc.
 6.94%, 08/20/01(e)                                           3,500  3,500,000
------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.
 6.85%, 03/01/01(f)                                           3,400  3,400,000
==============================================================================
  Total Master Note Agreements (Cost $6,900,000)                     6,900,000
==============================================================================
  Total Investments (excluding repurchase agreements) (Cost
   $49,589,714)                                                     49,589,714
==============================================================================

See Notes to Financial Statements.

                           AIM V.I. MONEY MARKET FUND                       169

REPURCHASE AGREEMENTS - 31.79%(g)

Bear Stearns & Co., Inc.
 6.25%(h)                                         3,000   3,000,000
----------------------------------------------------------------------
Dean Witter Reynolds, Inc.
 6.45%, 01/02/01(i)                               2,483   2,482,839
----------------------------------------------------------------------
Paribas Corporation
 6.45%, 01/02/01(j)                              18,000  18,000,000
======================================================================
  Total Repurchase Agreements (Cost $23,482,839)         23,482,839
======================================================================
TOTAL INVESTMENTS - 98.93% (COST $73,072,553)            73,072,553(k)
======================================================================
OTHER ASSETS LESS LIABILITIES - 1.07%                       791,158
======================================================================
NET ASSETS - 100.00%                                    $73,863,711
======================================================================

Investment Abbreviations:

VRD - Variable Rate Demand

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Some commercial paper is traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(b) The coupon rate shown on floating rate notes represents the rate at period end.
(c) Demand security; payable upon demand by the fund with usually no more than seven calender days notice. Interest rates are redetermined daily. Rates shown are rates in effect on 12/31/00.
(d) The investments in master note agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) The portfolio may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one business day notice to the issuer. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 12/31/00.
(f) The portfolio may demand prepayment of notes purchased under the Master Note Purchase Agreement upon three business days notice to the issuer. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 12/31/00.
(g) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(h) Joint open repurchase agreement entered into 10/05/98. Either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by $354,433,000 U.S. Government obligations, 0% to 8.60% due 01/02/01 to 06/11/18 with an aggregate market value at 12/31/00 of $358,448,039.
(i) Joint repurchase agreement entered into 12/29/00 with a maturing value of $1,000,716,667. Collateralized by $1,052,992,000 U.S. Government and Treasury obligations, 0% to 8.19% due 01/04/01 to 05/15/30 with an aggregate market value at 12/31/00 of $1,020,000,476.
(j) Joint repurchase agreement entered into 12/29/00 with a maturing value of $150,107,500. Collateralized by $194,775,383 U.S. Government and Treasury obligations, 0% to 11.75% due 01/02/01 to 07/15/43 with an aggregate market value at 12/31/00 of $153,000,330.
(k) Also represents cost for federal income tax purposes.

See Notes to Financial Statements.

170                        AIM V.I. MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, excluding repurchase agreements, at value (amortized
 cost)                                                             $49,589,714
------------------------------------------------------------------------------
Repurchase agreements                                               23,482,839
------------------------------------------------------------------------------
Receivables for:
 Fund shares sold                                                      965,881
------------------------------------------------------------------------------
 Interest                                                               64,245
------------------------------------------------------------------------------
Investment for deferred compensation plan                               37,057
------------------------------------------------------------------------------
Other assets                                                             1,396
==============================================================================
  Total assets                                                      74,141,132
==============================================================================

LIABILITIES:

Payables for:
 Fund shares reacquired                                                 89,776
------------------------------------------------------------------------------
 Deferred compensation plan                                             37,057
------------------------------------------------------------------------------
Accrued advisory fees                                                   23,991
------------------------------------------------------------------------------
Accrued administrative services fees                                   101,869
------------------------------------------------------------------------------
Accrued operating expenses                                              24,728
==============================================================================
  Total liabilities                                                    277,421
==============================================================================
Net assets applicable to shares outstanding                        $73,863,711
______________________________________________________________________________
==============================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Outstanding                                                         73,863,654
==============================================================================
Net asset value                                                    $      1.00
______________________________________________________________________________
==============================================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Interest                                          $4,825,158
------------------------------------------------------------

EXPENSES:

Advisory fees                                        303,297
------------------------------------------------------------
Administrative services fees                         137,982
------------------------------------------------------------
Custodian fees                                        24,141
------------------------------------------------------------
Trustees' fees                                         5,140
------------------------------------------------------------
Other                                                 66,682
============================================================
  Total expenses                                     537,242
============================================================
Net investment income                              4,287,916
============================================================
Increase in net assets resulting from operations  $4,287,916
____________________________________________________________
============================================================

See Notes to Financial Statements.

                           AIM V.I. MONEY MARKET FUND                      171

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                       2000         1999
                                                   ------------  -----------
OPERATIONS:

 Net investment income                             $  4,287,916  $ 3,640,927
=============================================================================
Distributions to shareholders from net investment
 income                                              (4,287,916)  (3,640,927)
-----------------------------------------------------------------------------
Share transactions - net                            (21,288,458)  31,061,846
=============================================================================
  Net increase (decrease) in net assets             (21,288,458)  31,061,846
=============================================================================

NET ASSETS:

 Beginning of year                                   95,152,169   64,090,323
=============================================================================
 End of year                                       $ 73,863,711  $95,152,169
_____________________________________________________________________________
=============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                     $ 73,863,654  $95,152,112
-----------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities                                                 57           57
=============================================================================
                                                   $ 73,863,711  $95,152,169
_____________________________________________________________________________
=============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Money Market Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital and liquidity.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - The Fund's securities are valued on the basis of amortized cost which approximates market value as permitted under Rule 2a-7 of the 1940 Act. This method values a security at its cost on the date of purchase and thereafter, assumes a constant amortization to maturity of any discount or premiums.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and discounts on investments, is recorded on the accrual basis from settlement date.
C. Distributions - It is the policy of the Fund to declare and pay daily dividends from net investment income. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.40% on the first $200 million of the Fund's average daily net assets, plus 0.35% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2000, the Fund paid AIM $137,982 of which AIM retained $50,000 for accounting services provided.

172                       AIM V.I. MONEY MARKET FUND

 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $4,391 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5 - SHARE INFORMATION
Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                   2000                         1999
                        ---------------------------  ---------------------------
                           SHARES        AMOUNT         SHARES        AMOUNT
                        ------------  -------------  ------------  -------------
Sold                      97,361,086  $  97,361,086   113,630,564  $ 113,630,564
---------------------------------------------------------------------------------
Issued as reinvestment
 of dividends              4,287,916      4,287,916     3,640,927      3,640,927
---------------------------------------------------------------------------------
Issued in connection
 with acquisitions*               --             --    29,800,869     29,800,869
---------------------------------------------------------------------------------
Reacquired              (122,937,460)  (122,937,460) (116,010,514)  (116,010,514)
=================================================================================
                        (21,288,458)  $ (21,288,458)   31,061,846  $  31,061,846
_________________________________________________________________________________
=================================================================================

* As of the close of business on October 15, 1999, the Fund acquired all the net assets GT Global Variable Money Market Fund ("Variable Money Market Fund") pursuant to a plan of reorganization approved by Variable Money Market Fund's shareholders on August 25, 1999. The acquisition was accomplished by a tax-free exchange of 29,800,869 shares of the Fund for 29,800,869 shares of Variable Money Market Fund outstanding as of the close of business on October 15, 1999. Variable Money Market Fund net assets at that date of $29,800,869 were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $80,730,864.

NOTE 6 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                        YEAR ENDED DECEMBER 31,
                                ----------------------------------------------
                                 2000        1999     1998     1997     1996
                                -------     -------  -------  -------  -------
Net asset value, beginning of
 period                         $  1.00     $  1.00  $  1.00  $  1.00  $  1.00
===============================================================================
Income from investment
 operations:
 Net investment income             0.06        0.05     0.05     0.05     0.05
===============================================================================
Less distributions from net
 investment income                (0.06)      (0.05)   (0.05)   (0.05)   (0.05)
===============================================================================
Net asset value, end of period  $  1.00     $  1.00  $  1.00  $  1.00  $  1.00
_______________________________________________________________________________
===============================================================================
Total return                       5.83%       4.66%    5.06%    5.14%    4.97%
_______________________________________________________________________________
===============================================================================
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)                 $73,864     $95,152  $64,090  $58,635  $63,529
_______________________________________________________________________________
===============================================================================
Ratio of expenses to average
 net assets                        0.71%(a)    0.60%    0.58%    0.59%    0.55%
_______________________________________________________________________________
===============================================================================
Ratio of net investment income
 to average net assets             5.66%(a)    4.59%    4.94%    5.01%    4.84%
_______________________________________________________________________________
===============================================================================

(a) Ratios are based on average daily net assets of $75,824,258.

                          AIM V.I. MONEY MARKET FUND                        173

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Money Market Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Money Market Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

174                        AIM V.I. MONEY MARKET FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Money Market Fund (the "Fund"), a portfolio of AIM Variable Insurance Funds, Inc. (the "Company"), reorganized as AIM Variable Insurance Funds, a Delaware business trust (the "Trust"), was held on April 10, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the Company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund so that it is non-fundamental.

(6) To ratify the selection of Tait, Weller & Baker as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the voting on the above matters were as follows:

                                                                      WITHHELD/
       DIRECTORS/MATTER                                   VOTES FOR  ABSTENTIONS
       ------------------------------------------------- ----------- -----------
 (1)* Charles T. Bauer.................................  336,558,177  9,129,703
      Bruce L. Crockett................................  337,513,648  8,174,232
      Owen Daly II.....................................  336,754,219  8,933,661
      Edward K. Dunn, Jr...............................  337,481,093  8,206,787
      Jack M. Fields...................................  337,574,973  8,112,907
      Carl Frischling..................................  337,177,860  8,510,020
      Robert H. Graham.................................  337,319,248  8,368,632
      Prema Mathai-Davis...............................  337,262,043  8,425,837
      Lewis F. Pennock.................................  337,440,897  8,246,983
      Louis S. Sklar...................................  337,447,894  8,239,986

                                                            VOTES    WITHHELD/
       MATTER                                  VOTES FOR   AGAINST  ABSTENTIONS
       -------------------------------------  ----------- --------- -----------
 (2)*   Approval of an Agreement and Plan
        of Reorganization which provides
        for the reorganization of
        AIM Variable Insurance Funds, Inc.
        as a Delaware business trust.......   318,213,444 8,412,798 19,061,638
 (3)    Approval of a new Master Investment
        Advisory Agreement with A I M
        Advisors, Inc......................    82,407,076   765,331  8,898,575
 (4)(a) Approval of changing the
        Fundamental Restriction on Issuer
        Diversification....................    77,944,551 3,697,133 10,429,298
 (4)(b) Approval of changing the
        Fundamental Restriction on
        Borrowing Money and Issuing Senior
        Securities.........................    74,951,345 6,425,362 10,694,275
 (4)(c) Approval of changing the
        Fundamental Restriction on
        Underwriting Securities............    74,006,451 6,558,990 11,505,541
 (4)(d) Approval of changing the
        Fundamental Restriction on Industry
        Concentration......................    77,160,135 3,498,461 11,412,386
 (4)(e) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Real Estate..    75,439,544 5,079,344 11,552,094
 (4)(f) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Commodities .    73,475,397 7,985,788 10,609,797
 (4)(g) Approval of changing the
        Fundamental Restriction on Making
        Loans..............................    74,140,229 7,161,336 10,769,417
 (4)(h) Approval of the Elimination of
        Fundamental Restriction on
        Investing for the Purpose of
        Control............................    72,995,172 7,461,236 11,614,574
 (5)    Approval of Changing the Investment
        Objective so that it is Non-
        Fundamental........................    74,678,430 6,311,105 11,081,447
 (6)    Ratification of the selection of
        Tait, Weller & Baker as Independent
        Accountants of the Fund............    83,381,955   567,088  8,121,939

--------
* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds, Inc.

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

                          AIM V.I. MONEY MARKET FUND                        175

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include approving the investment advisor's trustees fee; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

 Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

 Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                               OFFICERS                            OFFICE OF THE FUND

Robert H. Graham                                Robert H. Graham                    11 Greenway Plaza
Chairman, President and                         Chairman and President              Suite 100
Chief Executive Officer                                                             Houston, TX 77046
A I M Management Group Inc.                     Carol F. Relihan
                                                Senior Vice President and           INVESTMENT ADVISOR
Bruce L. Crockett                               Secretary
Director                                                                            A I M Advisors, Inc.
ACE Limited;                                    Gary T. Crum                        11 Greenway Plaza
Formerly Director, President, and               Senior Vice President               Suite 100
Chief Executive Officer                                                             Houston, TX 77046
COMSAT Corporation                              Dana R. Sutton
                                                Vice President and                  TRANSFER AGENT
Owen Daly II                                    Treasurer
Formerly Director                                                                   State Street Bank and Trust Company
Cortland Trust Inc.                             Robert G. Alley                     225 Franklin Street
                                                Vice President                      Boston, MA 02110
Albert R. Dowden
Chairman of the Board of Directors,             Stuart W. Coco                      CUSTODIAN
The Cortland Trust and                          Vice President
DHJ Media, Inc.; and Director,                                                      Bank of New York
Magellan Insurance Company                      Melville B. Cox                     90 Washington Street
                                                Vice President                      11th Floor
Edward K. Dunn, Jr.                                                                 New York, NY 10286
Formerly Chairman, Mercantile                   Karen Dunn Kelley
Mortgage Corp.;                                 Vice President                      COUNSEL TO THE FUNDS
Formerly Vice Chairman, President
and Chief Operating Officer                     Edgar M. Larsen                     Foley & Lardner
Mercantile-Safe Deposit & Trust Co.;            Vice President                      3000 K N.W., Suite 500
and President, Mercantile Bankshares                                                Washington, D.C. 20007
                                                Mary J. Benson
Jack Fields                                     Assistant Vice President and        COUNSEL TO THE TRUSTEES
Chief Executive Officer,                        Assistant Treasurer
Twenty First Century, Inc.;                                                         Kramer, Levin, Naftalis & Frankel LLP
Formerly Member of the U.S.                     Sheri Morris                        919 Third Avenue
House of Representatives                        Assistant Vice President and        New York, NY 10022
                                                Assistant Treasurer
Carl Frischling                                                                     DISTRIBUTOR
Partner                                         Jim A. Coppedge
Kramer, Levin, Naftalis & Frankel LLP           Assistant Secretary                 A I M Distributors, Inc.
                                                                                    11 Greenway Plaza
Prema Mathai-Davis                              Renee A. Friedli                    Suite 100
Formerly Chief Executive Officer,               Assistant Secretary                 Houston, TX 77046
YWCA of the U.S.A.
                                                P. Michelle Grace                   AUDITORS
Lewis F. Pennock                                Assistant Secretary
Partner, Pennock & Cooper (law firm)                                                Tait, Weller & Baker
                                                Nancy L. Martin                     8 Penn Center Plaza
Louis S. Sklar                                  Assistant Secretary                 Suite 800
Executive Vice President, Development                                               Philadelphia, PA 19103
and Operations,                                 Ofelia M. Mayo
Hines Interests                                 Assistant Secretary
Limited Partnership
                                                Lisa A. Moss
                                                Assistant Secretary

                                                Kathleen J. Pflueger
                                                Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2000, 0% is eligible for the dividends received deduction for corporations.

176                        AIM V.I. MONEY MARKET FUND


ANNUAL REPORT / MANAGERS' OVERVIEW

AIM V.I. TELECOMMUNICATIONS AND
TECHNOLOGY FUND

TECH STOCKS SUFFER AS KEY
INDUSTRIES SLOW

HOW DID AIM V.I. TELECOMMUNICATIONS        to lower demand for personal computers,     industry segments. According to The
AND TECHNOLOGY FUND PERFORM DURING         networking gear and Internet servers.       Wall Street Journal, at the end of
THE REPORTING PERIOD?                         During the period of optimism and        March 2000, Microsoft, Cisco Systems
Technology stocks suffered a bear          growth, the Federal Reserve Board (the      and Intel were the first, second and
market in the latter half of 2000,         Fed) tried to slow the economy with a       fourth most valuable U.S. companies,
which hurt fund performance                series of interest-rate increases from      respectively. By the end of 2000,
especially in the fourth quarter.          June 1999 to May 2000. These rate hikes     General Electric, Exxon Mobil and
The fund reported an annual return of      succeeded in braking the economy, with      Pfizer became the most valuable
-36.29% for the year ended December 31,    the gross domestic product dropping         companies, while Cisco, Microsoft
2000.                                      from an 8% annualized growth rate at        and Intel fell to fourth, sixth and
                                           the end of 1999 to 2.5% at the end          tenth, respectively. (Cisco is a fund
WHAT WERE THE MAJOR TRENDS IN EQUITY       of 2000.                                    holding.)
MARKETS OVER THE REPORTING PERIOD?            This resulted in a squeeze on
In 2000, the U.S. stock market faced one   corporate profit margins caused by the      HOW DID THIS ENVIRONMENT AFFECT
of its worst years in two decades, with    slowing U.S. economy, rising oil prices     THE FUND?
technology stocks leading the downward     and a weak euro. Manufacturing              The fund had significant holdings in
slide. The S&P 500 declined by 9.10%, and  companies faced additional pressures        optical, software and biotechnology
the Nasdaq ended the year down 39.29%,     as demand slowed and inventories built      stocks early in the year. During the
its worst performance since 1971. The      up. For technology companies, this          market turmoil, these areas were among
origins of this weakness began with        issue is particularly important due to      the hardest hit, and they did not
interest-rate hikes, but were              the advancement of technology and the       recover as quickly as other technology
subsequently aggravated by rising          potential of inventory obsolescence.        areas. In addition, the fund was
oil prices, a slowing economy and             By mid-2000, investors were rotating     underweight in semiconductors, one
the failure of new business models         out of technology stocks as sales and       of the better-performing areas.
to execute overly optimistic business      earnings began to reflect the effects          As a global fund, a portion of the
plans.                                     of a decline in economic growth. A          fund's assets must be invested in
   Many would argue that technology        major shift in market capitalization        foreign stocks. Poor performance by
stocks were due for a correction. In       occurred, reflecting the changing           international technology companies and
1998 and 1999, technology spending         fortunes of various                         unfavorable exchange rates hurt the
soared as corporations prepared for                                                    fund during the fiscal year.
the Y2K transition and the Internet.
Overall spending by corporations           PORTFOLIO COMPOSITION
slowed in 2000 as the Y2K problem
faded and the urgency to put               As of 12/31/00, based on total net assets
businesses online eased.
   In addition, investor euphoria          TOP 10 HOLDINGS                             TOP 10 INDUSTRIES
over the Internet pushed technology         1. Applied Micro Circuits Corp.     7.14%   1. Computers (Software & Services) 16.51%
stocks to extremely high price levels      ------------------------------------------  ------------------------------------------
in 1999, reaching their peak by 2000.       2. Brocade Communications           6.73    2. Computers (Networking)          14.43
Anticipated growth drove the market            Systems, Inc.                           ------------------------------------------
as investors and management expected       ------------------------------------------   3. Computers (Peripherals)         13.54
the Internet to generate billions           3. BEA Systems, Inc.                5.11   ------------------------------------------
in new revenues by providing access,       ------------------------------------------   4. Electronics (Semiconductors)    13.39
service and shopping opportunities          4. Emulex Corp.                     4.98   ------------------------------------------
to millions of new customers.              ------------------------------------------   5. Communications Equipment        11.83
   Problems in executing these new          5. Juniper Networks, Inc.           4.75   ------------------------------------------
strategies began cropping up in early      ------------------------------------------   6. Biotechnology                    8.75
2000, as slowdowns appeared in the          6. Corning Inc.                     4.34   ------------------------------------------
wireless, broadband access and             ------------------------------------------   7. Telecommunications               5.99
Internet backbone markets. The decline      7. EMC Corp.                        3.84       (Cellular/Wireless)
in growth led                              ------------------------------------------  ------------------------------------------
                                            8. Cisco Systems, Inc.              3.64    8. Computers (Hardware)             2.76
                                           ------------------------------------------  ------------------------------------------
                                            9. SDL, Inc.                        3.63    9. Health Care
                                           ------------------------------------------      (Drugs-Generic & Other)          2.21
                                           10. Siebel Systems, Inc.             3.22   ------------------------------------------
                                                                                       10. Electronics (Instrumentation)    1.60

                                           The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

              A.I.M. V.I. TELECOMMUNICATIONS AND TECHNOLOGY FUND             177

ANNUAL REPORT / MANAGERS' OVERVIEW

RESULTS OF A $10,000 INVESTMENT                                                        AVERAGE ANNUAL TOTAL RETURNS
10/18/93-12/31/00
(in thousands)                                                                         As of 12/31/00

                AIM VI TELECOMMUNICATIONS     S & P 500            LIPPER
                  AND TECHNOLOGY FUND           INDEX       SCIENCE AND TECHNOLOGY     Inception (10/18/93)       17.37%
  DATE                                                           FUND INDEX            ---------------------------------
                                                                                       5 years                    17.04
 10/18/93                10,000                10,000              10,000              ---------------------------------
12/31/1993               10,891                10,025              10,043              1 year                    -36.29
03/31/1994               10,167                 9,646               9,780              ---------------------------------
06/30/1994               10,226                 9,686               9,074
09/30/1994               11,561                10,158              10,432              The performance figures shown here, which
12/31/1994               11,669                10,156              10,982              represent AIM V.I. Telecommunications
03/31/1995               11,342                11,144              11,715              and Technology Fund, are not intended to
06/30/1995               13,418                12,206              13,936              reflect actual annuity values, and they
09/30/1995               15,395                13,175              16,114              do not reflect charges at the
12/31/1995               14,427                13,967              15,217              separate-account level which (if applied)
03/31/1996               15,471                14,716              15,072              would lower them. AIM V.I.
06/30/1996               17,740                15,374              15,798              Telecommunications and Technology
09/30/1996               17,018                15,848              16,826              Fund's performance figures are
12/31/1996               17,216                17,168              17,794              historical, and they reflect the
03/31/1997               16,665                17,630              16,104              reinvestment of distributions and
06/30/1997               19,234                20,704              18,982              changes in net asset value. The fund's
09/30/1997               21,887                22,252              22,701              investment return and principal value
12/31/1997               19,724                22,892              19,187              will fluctuate, so an investor's
03/31/1998               23,765                26,083              22,030              shares, when redeemed, may be worth
06/30/1998               24,004                26,947              22,538              more or less than their original cost.
09/30/1998               18,409                24,271              20,276                 The fund participates in the initial
12/31/1998               24,086                29,435              28,196              public offering (IPO) market, and a
03/31/1999               27,138                30,900              31,429              significant portion of its return is
06/30/1999               30,099                33,071              35,905              attributable to its investment in IPOs,
09/30/1999               30,495                31,009              38,383              which have a magnified impact due to
12/31/1999               49,736                35,619              60,312              the fund's relatively small asset
03/31/2000               56,965                36,438              73,453              base. There is no guarantee that as
06/30/2000               50,083                35,468              65,698              the fund's assets grow, it will
09/30/2000               51,810                35,125              64,317              continue to experience substantially
12/31/2000             $ 31,700              $ 32,379            $ 42,053              similar performance by investing in IPOs.
                                                                                       Investing in a single-sector mutual
Source: Lipper, Inc.                                                                   fund may involve greater risk and
Past performance cannot guarantee comparable future results.                           potential reward than investing in
                                                                                       a more diversified fund.
MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN          International investing presents
INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE         certain risks not associated with
SHOWN.                                                                                 investing solely in the United States.
                                                                                       These include risks relating to
WHAT STEPS ARE BEING TAKEN TO IMPROVE      explosive demand for data storage and       fluctuations in the value of the U.S.
FUND PERFORMANCE?                          software to connect suppliers and users.    dollar relative to other currencies,
We have reduced the fund's foreign         In software, the focus in on products       the custodial arrangements made for
exposure to 10% of the portfolio as of     that provide supply-chain management,       the fund's foreign holdings, accounting
December 31, 2000, from 24% as of          e-commerce and database solutions.          differences, political risks and the
June 30, 2000, the date of our last                                                    lesser degree of public information
report to you.                             DO YOU HAVE ANY FINAL COMMENTS ABOUT        required to be provided by non-U.S.
   While short-term fund performance       THE FISCAL YEAR?                            companies.
was disappointing, we are investing in     Late in 2000, markets were roiled              The unmanaged Lipper Science and
technology companies that show the         by a string of corporate warnings about     Technology Fund Index represents an
most potential for earnings growth over    earnings and revenue expectations.          average of the 30 largest science
the long term. Our research indicates      Many believe earnings may continue to       and technology funds tracked by Lipper,
that corporate IT spending will be         disappoint for the next six to nine         Inc., an independent mutual fund
strongest in the following areas:          months, as capital expenditures and         performance monitor.
optics, storage, enterprise security       consumer spending may slow or decline.         The National Association of
and software.                                 On the other hand, toward the close      Securities Dealers Automated Quotation
   The optical sector is seeing solid      of the fiscal year, the Fed indicated       System Composite Index (the Nasdaq) is
growth because of consumer and             that its bias had changed from warding      a market-value-weighted index
corporate demand for increased Internet    off inflation to warding off recession,     comprising all domestic and
bandwidth. This in turn drives the need    signaling the possibility of rate cuts      non-U.S.-based common stocks listed
for optical networking gear and            aimed at stimulating the economy.           on the Nasdaq system.
fiber-optic cable. Communications and      Historically, declining interest rates         The unmanaged Standard & Poor's
networking companies continue to           bode well for stocks. Though the economy    500 Index (S&P 500) is an index of
benefit from the ongoing build-out of      had slowed from its previous strong         common stocks frequently used as a
computer networks and the Internet.        pace, unemployment remained at              general measure of U.S. stock market
Communication-integrated circuit           its lowest level in decades and             performance.
makers, which are crucial to               inflation continued to be quite low.           An investment cannot be made in an
this build-out, have been a key               While tech-sector performance in 2000    index. Unless otherwise indicated, index
focus for the fund.                                                                    results include reinvested dividends.
   The move by many corporations to put
their businesses on the Web has created an                                             -------------------------------------------

                                                                                       was disappointing, the future for
                                                                                       technology continues to look promising.
                                                                                       The recent harsh environment has forced
                                                                                       a shakeout, making firms with solid
                                                                                       earnings appear even more attractive. In
                                                                                       fact, we consider the current
                                                                                       environment to be an excellent buying
                                                                                       opportunity.
                                                                                          Given the level of uncertainty
                                                                                       surrounding short-term economic trends,
                                                                                       we can expect market volatility to
                                                                                       continue and thus regard this as an
                                                                                       environment in which investors would be
                                                                                       well advised to maintain a long-term
                                                                                       investment perspective.

178             AIM V.I. TELECOMMUNICATIONS AND TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                      MARKET
                                           SHARES      VALUE
DOMESTIC COMMON STOCKS - 85.30%

BIOTECHNOLOGY - 8.75%

Amgen Inc.(a)                                10,500 $   671,344
---------------------------------------------------------------
Applera Corp. - Celera Genomics Group(a)      3,000     107,812
---------------------------------------------------------------
Celgene Corp.(a)                              4,000     130,000
---------------------------------------------------------------
Cephalon, Inc.(a)                            12,200     772,412
---------------------------------------------------------------
Ciphergen Biosystems, Inc.(a)                 3,300      43,725
---------------------------------------------------------------
Genzyme Corp.(a)                              3,300     296,794
---------------------------------------------------------------
Human Genome Sciences, Inc.(a)                8,200     568,362
---------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                 8,600   1,630,237
---------------------------------------------------------------
Incyte Genomics, Inc.(a)                     34,200     850,725
---------------------------------------------------------------
Millennium Pharmaceuticals, Inc.(a)          16,000     990,000
===============================================================
                                                      6,061,411
===============================================================

COMMUNICATIONS EQUIPMENT - 10.26%

CIENA Corp.(a)                                9,000     732,375
---------------------------------------------------------------
Comverse Technology, Inc.(a)                  4,200     456,225
---------------------------------------------------------------
Corning Inc.                                 57,000   3,010,312
---------------------------------------------------------------
Finisar Corp.(a)                             45,000   1,305,000
---------------------------------------------------------------
JDS Uniphase Corp.(a)                        38,600   1,609,138
===============================================================
                                                      7,113,050
===============================================================

COMPUTERS (HARDWARE) - 2.76%

Handspring, Inc.(a)                          15,600     607,425
---------------------------------------------------------------
Palm, Inc.(a)                                46,100   1,305,206
===============================================================
                                                      1,912,631
===============================================================

COMPUTERS (NETWORKING) - 14.43%

Cisco Systems, Inc.(a)                       65,900   2,520,675
---------------------------------------------------------------
Emulex Corp.(a)                              43,200   3,453,300
---------------------------------------------------------------
Juniper Networks, Inc.(a)                    26,100   3,290,231
---------------------------------------------------------------
VeriSign, Inc.(a)                             9,900     734,456
===============================================================
                                                      9,998,662
===============================================================

COMPUTERS (PERIPHERALS) - 13.54%

Brocade Communications Systems, Inc.(a)      50,800   4,664,075
---------------------------------------------------------------
EMC Corp.(a)                                 40,000   2,660,000
---------------------------------------------------------------
Network Appliance, Inc.(a)                   32,100   2,061,923
===============================================================
                                                      9,385,998
===============================================================

COMPUTERS (SOFTWARE & SERVICES) - 14.78%

Ariba, Inc.(a)                                9,900     532,125
---------------------------------------------------------------
BEA Systems, Inc.(a)                         52,600   3,540,638
---------------------------------------------------------------
i2 Technologies, Inc.(a)                      8,400     456,750
---------------------------------------------------------------
Oracle Corp.(a)                              32,000     930,000
---------------------------------------------------------------
Siebel Systems, Inc.(a)                      33,000   2,231,625
---------------------------------------------------------------
VERITAS Software Corp.(a)                    23,200   2,030,000
---------------------------------------------------------------
WatchGuard Technologies, Inc.(a)             16,500     521,813
===============================================================
                                                     10,242,951
===============================================================

                                                                      MARKET
                                                           SHARES      VALUE
ELECTRONICS (INSTRUMENTATION) - 1.60%

Alpha Industries, Inc.(a)                                    14,700 $   543,900
-------------------------------------------------------------------------------
Waters Corp.(a)                                               6,800     567,800
===============================================================================
                                                                      1,111,700
===============================================================================

ELECTRONICS (SEMICONDUCTORS) - 13.29%

Applied Micro Circuits Corp.(a)                              65,900   4,945,589
-------------------------------------------------------------------------------
SDL, Inc.(a)                                                 17,000   2,519,188
-------------------------------------------------------------------------------
TranSwitch Corp.(a)                                           5,500     215,188
-------------------------------------------------------------------------------
Triquint Semiconductor, Inc.(a)                              35,000   1,529,063
===============================================================================
                                                                      9,209,028
===============================================================================

HEALTH CARE (DRUGS - GENERIC & OTHER) - 2.21%

Genentech, Inc.(a)                                            7,000     570,500
-------------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                                     11,600     962,075
===============================================================================
                                                                      1,532,575
===============================================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 1.26%

Applera Corp.-Applied Biosystems Group                        9,300     874,781
===============================================================================

SERVICES (DATA PROCESSING) - 0.46%

Paychex, Inc.                                                 6,600     320,925
===============================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 1.96%

Openwave Systems Inc.(a)                                     16,500     790,969
-------------------------------------------------------------------------------
Powerwave Technologies, Inc.(a)                               9,700     567,450
===============================================================================
                                                                      1,358,419
===============================================================================
  Total Domestic Common Stocks
   (Cost $59,894,856)                                                59,122,131
===============================================================================

FOREIGN STOCKS & OTHER EQUITY INTERESTS - 9.50%

CANADA - 0.56%

Nortel Networks Corp. (Communications Equipment)             12,033     387,036
===============================================================================

FINLAND - 1.00%

Nokia Oyj - ADR (Communications Equipment)                   16,000     696,000
===============================================================================

HONG KONG - 1.37%

China Mobile Ltd. (Telecommunications -
 Cellular/Wireless)(a)                                      174,000     950,344
===============================================================================

ISRAEL - 1.73%

Check Point Software Technologies Ltd. (Computers -
 Software & Services)(a)                                      9,000   1,202,062
===============================================================================

JAPAN - 3.15%

Nippon Telegraph & Telephone Corp. (Telecommunications -
  Long Distance)                                                 97     698,190
-------------------------------------------------------------------------------
NTT DoCoMo, Inc. (Telecommunications -
  Cellular/Wireless)                                             70   1,206,052
-------------------------------------------------------------------------------
Sony Corp. (Electrical Equipment)                             4,000     276,369
===============================================================================
                                                                      2,180,611
===============================================================================

SPAIN - 0.77%

Telefonica S.A. (Telephone)(a)                               32,251     533,021
===============================================================================

                 AIM V.I. TELECOMMUNICATIONS & TECHNOLOGY FUND               179

                                                                  MARKET
                                                       SHARES      VALUE
UNITED KINGDOM - 0.92%

Vodafone Group PLC (Telecommunications -
 Cellular/Wireless)                                     173,764 $   637,881
===========================================================================
  Total Foreign Stocks & Other Equity Interests (Cost
   $5,294,388)                                                    6,586,955
===========================================================================

MONEY MARKET FUNDS - 4.67%

STIC Liquid Assets Portfolio(b)                       1,617,737   1,617,737
---------------------------------------------------------------------------
STIC Prime Portfolio(b)                               1,617,737   1,617,737
===========================================================================
  Total Money Market Funds (Cost $3,235,474)                      3,235,474
===========================================================================
TOTAL INVESTMENTS - 99.47%
 (COST $68,424,718)                                              68,944,560
===========================================================================
OTHER ASSETS LESS LIABILITIES - 0.53%                               365,509
===========================================================================
NET ASSETS - 100.00%                                            $69,310,069
===========================================================================

Investment Abbreviations:

ADR - American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

180              AIM V.I. TELECOMMUNICATIONS & TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $68,424,718)  $68,944,560
------------------------------------------------------------
Foreign currencies, at value (cost $1,849)             1,803
------------------------------------------------------------
Receivables for:
 Investments sold                                    696,839
------------------------------------------------------------
 Fund shares sold                                     98,612
------------------------------------------------------------
 Dividends                                            32,682
------------------------------------------------------------
Investment for deferred compensation plan              7,095
------------------------------------------------------------
Other assets                                           2,567
============================================================
  Total assets                                    69,784,158
============================================================

LIABILITIES:

Payables for:
 Investments purchased                               296,346
------------------------------------------------------------
 Fund shares reacquired                               43,459
------------------------------------------------------------
 Deferred compensation plan                            7,095
------------------------------------------------------------
Accrued advisory fees                                 59,579
------------------------------------------------------------
Accrued administrative services fees                  39,516
------------------------------------------------------------
Accrued operating expenses                            28,094
============================================================
  Total liabilities                                  474,089
============================================================
Net assets applicable to shares outstanding      $69,310,069
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:
 Outstanding                                       3,739,712
============================================================
Net asset value                                  $     18.53
____________________________________________________________
============================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $7,804)             $  1,850,218
------------------------------------------------------------------------------
Dividends from affiliated money market funds                          249,899
------------------------------------------------------------------------------
Interest                                                                1,555
==============================================================================
  Total investment income                                           2,101,672
==============================================================================

EXPENSES:

Advisory fees                                                       1,024,453
------------------------------------------------------------------------------
Administrative services fees                                          194,159
------------------------------------------------------------------------------
Custodian fees                                                         51,399
------------------------------------------------------------------------------
Trustees' fees                                                          5,546
------------------------------------------------------------------------------
Other                                                                  67,964
==============================================================================
  Total expenses                                                    1,343,521
==============================================================================
Less: Expenses paid indirectly                                           (672)
==============================================================================
  Net expenses                                                      1,342,849
==============================================================================
Net investment income                                                 758,823
==============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES
 AND FOREIGN CURRENCIES

Net realized gain (loss) from:
 Investment securities                                             11,310,520
------------------------------------------------------------------------------
 Foreign currencies                                                    (6,257)
==============================================================================
                                                                   11,304,263
==============================================================================
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                            (52,361,813)
------------------------------------------------------------------------------
 Foreign currencies                                                      (734)
==============================================================================
                                                                  (52,362,547)
==============================================================================
Net gain (loss) from investment securities and foreign
 currencies                                                       (41,058,284)
==============================================================================
Net increase (decrease) in net assets resulting from operations  $(40,299,461)
______________________________________________________________________________
==============================================================================

See Notes to Financial Statements.

                AIM V.I. TELECOMMUNICATIONS AND TECHNOLOGY FUND             181

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                      2000          1999
                                                  ------------  ------------
OPERATIONS:

 Net investment income (loss)                     $    758,823  $   (468,914)
-----------------------------------------------------------------------------
 Net realized gain from investment securities and
  foreign currencies                                11,304,263    21,064,128
-----------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities and
  foreign currencies                               (52,362,547)   36,865,952
=============================================================================
  Net increase (decrease) in net assets resulting
   from operations                                 (40,299,461)   57,461,166
=============================================================================
Distributions to shareholders from net realized
 gains                                             (11,671,573)  (15,618,065)
-----------------------------------------------------------------------------
Share transactions - net                            12,853,339    (2,874,672)
=============================================================================
  Net increase (decrease) in net assets            (39,117,695)   38,968,429
=============================================================================

NET ASSETS:

 Beginning of year                                 108,427,764    69,459,335
=============================================================================
 End of year                                      $ 69,310,069  $108,427,764
_____________________________________________________________________________
=============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                    $ 56,936,139  $ 44,082,800
-----------------------------------------------------------------------------
 Undistributed net investment income                   751,243            --
-----------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities and foreign currencies                 11,103,561    11,463,291
-----------------------------------------------------------------------------
 Unrealized appreciation of investment securities
  and foreign currencies                               519,126    52,881,673
=============================================================================
                                                  $ 69,310,069  $108,427,764
_____________________________________________________________________________
=============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Telecommunications and Technology Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is long-term growth of capital.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

182             AIM V.I. TELECOMMUNICATIONS AND TECHNOLOGY FUND

    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
    On December 31, 2000, undistributed net investment income was decreased by $7,580 and undistributed net realized gains increased by $7,580 as a result of differing book/tax treatment of foreign currency transactions. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2000, the Fund paid AIM $194,159 of which AIM retained $50,000 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $4,423 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $672 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $672.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $132,034,144 and $126,632,957, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $ 1,735,021
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (1,761,465)
==========================================================================
Net unrealized appreciation (depreciation) of investment
 securities                                                   $   (26,444)
__________________________________________________________________________
==========================================================================

Cost of investments for tax purposes is $68,971,004.

                AIM V.I. TELECOMMUNICATIONS AND TECHNOLOGY FUND            183

NOTE 7 - SHARE INFORMATION
Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                    2000                       1999
                           ------------------------  -------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  -------------
Sold                        1,092,078  $ 34,096,743   6,650,710  $ 148,837,352
-------------------------------------------------------------------------------
Issued as reinvestment of
 dividends                    433,888    11,671,573     763,720     15,618,065
-------------------------------------------------------------------------------
Reacquired                 (1,076,274)  (32,914,977) (7,487,234)  (167,330,089)
===============================================================================
                              449,692  $ 12,853,339     (72,804) $  (2,874,672)
_______________________________________________________________________________
===============================================================================

NOTE 8 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                    YEAR ENDED DECEMBER 31,
                            --------------------------------------------------
                             2000         1999      1998      1997      1996
                            -------     --------   -------   -------   -------
Net asset value, beginning
 of period                  $ 32.96     $  20.66   $ 18.40   $ 18.14   $ 16.87
================================================================================
Income from investment
 operations:
 Net investment income
  (loss)                       0.20        (0.14)    (0.01)    (0.02)    (0.05)
--------------------------------------------------------------------------------
 Net gains (losses) on
  securities (both realized
  and unrealized)            (11.05)       18.46      3.99      2.59      3.31
================================================================================
  Total from investment
   operations                (10.85)       18.32      3.98      2.57      3.26
================================================================================
Less distributions:
 Dividends from net
  investment income              --           --        --        --     (0.02)
--------------------------------------------------------------------------------
 Distributions from net
  realized gains              (3.58)       (6.02)    (1.72)    (2.31)    (1.97)
================================================================================
  Total distributions         (3.58)       (6.02)    (1.72)    (2.31)    (1.99)
================================================================================
Net asset value, end of
 period                     $ 18.53     $  32.96   $ 20.66   $ 18.40   $ 18.14
________________________________________________________________________________
================================================================================
Total return                 (36.29)%     106.52%    22.11%    14.56%    19.34%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)             $69,310     $108,428   $69,459   $68,186   $63,258
________________________________________________________________________________
================================================================================
Ratio of expenses to
 average net assets
 With fee waivers              1.31%(a)     1.27%     1.17%     1.11%     1.12%
================================================================================
 Without fee waivers           1.31%(a)     1.27%     1.18%     1.16%     1.17%
________________________________________________________________________________
================================================================================
Ratio of net investment
 income (loss) to average
 net assets                    0.74%(a)    (0.62)%   (0.04)%   (0.10)%   (0.26)%
________________________________________________________________________________
================================================================================
Ratio of interest expense
 to average net assets           --         0.01%     0.01%       --        --
________________________________________________________________________________
================================================================================
Portfolio turnover rate         131%         124%       73%       91%       77%
________________________________________________________________________________
================================================================================

(a) Ratios are based on average daily net assets of 102,445,227.

184             AIM V.I. TELECOMMUNICATIONS AND TECHNOLOGY FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Telecommunications and Technology Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1998 were audited by other auditors whose report dated February 19, 1999, expressed an unqualified opinion thereon.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Telecommunications and Technology Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

                 AIM V.I. TELECOMMUNICATIONS & TECHNOLOGY FUND               185

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Telecommunications Fund (the "Fund"), now known as AIM V.I. Telecommunications and Technology Fund, a portfolio of AIM Variable Insurance Funds, Inc. (the "Company"), reorganized as AIM Variable Insurance Funds, a Delaware business trust (the "Trust"), was held on April 10, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the Company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund so that it is non-fundamental.

(6) To ratify the selection of Tait, Weller & Baker as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the voting on the above matters were as follows:

                                                                      WITHHELD/
       DIRECTORS/MATTER                                   VOTES FOR  ABSTENTIONS
       ------------------------------------------------- ----------- -----------
 (1)* Charles T. Bauer.................................  336,558,177  9,129,703
      Bruce L. Crockett................................  337,513,648  8,174,232
      Owen Daly II.....................................  336,754,219  8,933,661
      Edward K. Dunn, Jr...............................  337,481,093  8,206,787
      Jack M. Fields...................................  337,574,973  8,112,907
      Carl Frischling..................................  337,177,860  8,510,020
      Robert H. Graham.................................  337,319,248  8,368,632
      Prema Mathai-Davis...............................  337,262,043  8,425,837
      Lewis F. Pennock.................................  337,440,897  8,246,983
      Louis S. Sklar...................................  337,447,894  8,239,986

                                                            VOTES    WITHHELD/
       MATTER                                  VOTES FOR   AGAINST  ABSTENTIONS
       -------------------------------------  ----------- --------- -----------
 (2)*   Approval of an Agreement and Plan
        of Reorganization which provides
        for the reorganization of
        AIM Variable Insurance Funds, Inc.
        as a Delaware business trust.......   318,213,444 8,412,798 19,061,638
 (3)    Approval of a new Master Investment
        Advisory Agreement with A I M
        Advisors, Inc......................     2,692,442    86,309    320,685
 (4)(a) Approval of changing the
        Fundamental Restriction on Issuer
        Diversification....................     2,598,639   142,777    358,020
 (4)(b) Approval of changing the
        Fundamental Restriction on
        Borrowing Money and Issuing Senior
        Securities.........................     2,585,923   183,324    330,189
 (4)(c) Approval of changing the
        Fundamental Restriction on
        Underwriting Securities............     2,579,593   122,016    397,827
 (4)(d) Approval of changing the
        Fundamental Restriction on Industry
        Concentration......................     2,529,339   168,336    401,761
 (4)(e) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Real Estate..     2,580,424   124,721    394,291
 (4)(f) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Commodities .     2,479,229   211,303    408,904
 (4)(g) Approval of changing the
        Fundamental Restriction on Making
        Loans..............................     2,505,624   189,803    404,009
 (4)(h) Approval of the Elimination of
        Fundamental Restriction on
        Investing for the Purpose of
        Control............................     2,506,633   184,979    407,824
 (5)    Approval of Changing the Investment
        Objective so that it is Non-
        Fundamental........................     2,503,307   191,474    404,655
 (6)    Ratification of the selection of
        Tait, Weller & Baker as Independent
        Accountants of the Fund............     2,787,379    40,460    271,597

--------
* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds, Inc.

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

186              AIM V.I. TELECOMMUNICATIONS & TECHNOLOGY FUND

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include approving the investment advisor's trustees fee; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

 Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

 Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                               OFFICERS                            OFFICE OF THE FUND

Robert H. Graham                                Robert H. Graham                    11 Greenway Plaza
Chairman, President and                         Chairman and President              Suite 100
Chief Executive Officer                                                             Houston, TX 77046
A I M Management Group Inc.                     Carol F. Relihan
                                                Senior Vice President and           INVESTMENT ADVISOR
Bruce L. Crockett                               Secretary
Director                                                                            A I M Advisors, Inc.
ACE Limited;                                    Gary T. Crum                        11 Greenway Plaza
Formerly Director, President, and               Senior Vice President               Suite 100
Chief Executive Officer                                                             Houston, TX 77046
COMSAT Corporation                              Dana R. Sutton
                                                Vice President and                  TRANSFER AGENT AND CUSTODIAN
Owen Daly II                                    Treasurer
Formerly Director                                                                   State Street Bank and Trust Company
Cortland Trust Inc.                             Robert G. Alley                     225 Franklin Street
                                                Vice President                      Boston, MA 02110
Albert R. Dowden
Chairman of the Board of Directors,             Stuart W. Coco                      COUNSEL TO THE FUNDS
The Cortland Trust and                          Vice President
DHJ Media, Inc.; and Director,                                                      Foley & Lardner
Magellan Insurance Company                      Melville B. Cox                     3000 K N.W., Suite 500
                                                Vice President                      Washington, D.C. 20007
Edward K. Dunn, Jr.
Formerly Chairman, Mercantile                   Karen Dunn Kelley                   COUNSEL TO THE TRUSTEES
Mortgage Corp.;                                 Vice President
Formerly Vice Chairman, President                                                   Kramer, Levin, Naftalis & Frankel LLP
and Chief Operating Officer                     Edgar M. Larsen                     919 Third Avenue
Mercantile-Safe Deposit & Trust Co.;            Vice President                      New York, NY 10022
and President, Mercantile Bankshares
                                                Mary J. Benson                      DISTRIBUTOR
Jack Fields                                     Assistant Vice President and
Chief Executive Officer,                        Assistant Treasurer                 A I M Distributors, Inc.
Twenty First Century, Inc.;                                                         11 Greenway Plaza
Formerly Member of the U.S.                     Sheri Morris                        Suite 100
House of Representatives                        Assistant Vice President and        Houston, TX 77046
                                                Assistant Treasurer
Carl Frischling                                                                     AUDITORS
Partner                                         Jim A. Coppedge
Kramer, Levin, Naftalis & Frankel LLP           Assistant Secretary                 Tait, Weller & Baker
                                                                                    8 Penn Center Plaza
Prema Mathai-Davis                              Renee A. Friedli                    Suite 800
Formerly Chief Executive Officer,               Assistant Secretary                 Philadelphia, PA 19103
YWCA of the U.S.A.
                                                P. Michelle Grace
Lewis F. Pennock                                Assistant Secretary
Partner, Pennock & Cooper (law firm)
                                                Nancy L. Martin
Louis S. Sklar                                  Assistant Secretary
Executive Vice President, Development
and Operations,                                 Ofelia M. Mayo
Hines Interests                                 Assistant Secretary
Limited Partnership
                                                Lisa A. Moss
                                                Assistant Secretary

                                                Kathleen J. Pflueger
                                                Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2000, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $5,765,276 for the Fund's tax year ended December 31, 2000 of which 100% is 20% rate gain.

                 AIM V.I. TELECOMMUNICATIONS & TECHNOLOGY FUND              187


ANNUAL REPORT / MANAGERS' OVERVIEW

AIM V.I. VALUE FUND

FUND ENDURES ROUGH MARKET CONDITIONS

HOW DID AIM V.I. VALUE FUND PERFORM        WE MAINTAINED OUR HEAVY WEIGHTING  |            the Fed left interest rates
OVER THE FISCAL YEAR?                          IN THE CABLE INDUSTRY BECAUSE  |            unchanged for the remainder
AIM V.I. Value Fund faced a difficult         WE BELIEVE THAT THE INDUSTRY'S  |            of 2000.
period for its investment strategy,        OUTLOOK FOR GROWTH IS STRONG, AND  |               In late summer and early fall,
reporting an annual return of -14.65%           VALUATION REMAINS ATTRACTIVE. |            rising oil prices, unrest in the
for the year ended December 31, 2000.      ------------------------------------            Middle East and, perhaps most
                                                                                           importantly, weak corporate
WHAT WERE MARKET CONDITIONS LIKE OVER      well into March. Toward                         earnings growth combined to
THE FISCAL YEAR?                           the end of that month, however,                 produce another steep market
In 2000, the U.S. stock market suffered    investors became concerned that tech            decline.
one of its worst years in nearly two       stocks might be overvalued, sparking               Uncertainty about the outcome
decades, with the S&P 500 down 9.1%.       a sharp sell-off in this sector.                of the presidential election
While several factors were responsible     Investors were also concerned that              also roiled markets. Quite
for the market sell-off, concerns          the Federal Reserve Board (the Fed)             unexpectedly, this uncertainty
about interest rates and corporate         might continue to raise interest                extended several weeks beyond the
earnings growth were probably the          rates to slow torrid economic growth            November 7 election. The ongoing
most prevalent.                            and to contain inflation.                       legal battle for the presidency
   A strong market rally during the           In May, the Fed raised the federal           contributed to a steep market
initial months of 2000 gave way to a       funds rate--the rate banks charge one           decline in November, but the
volatile, downward-trending market         another for overnight loans--from               resolution of the election
for the remainder of the year. Early       6.0% to 6.5%. However, markets rallied          controversy on December 12
in 2000, technology stocks led the         in late May and June amid mounting              failed to produce a sustained
market surge as the Dow set a record       evidence that economic growth was               stock-market rally as investors
in January. The tech-laden Nasdaq          slowing, reducing the probability of            continued to be concerned about
continued to soar to record levels         additional Fed rate hikes. Indeed,              corporate earnings growth. By
                                                                                           then, the Fed was indicating
PORTFOLIO COMPOSITION                                                                      that it might consider cutting
                                                                                           interest rates. However, the
As of 12/31/00, based on total net assets                                                  shift in the Fed's bias did
                                                                                           little to counteract concerns
TOP 10 HOLDINGS                               TOP 10 INDUSTRIES                            about declining corporate
-------------------------------------------   -----------------------------------------    earnings growth, and most key
  1. Comcast Corp.-Class A            6.31%    1. Broadcasting (Television,      10.55%    market indexes recorded losses
-------------------------------------------       Radio & Cable)                           for the year.
  2. Tyco International Ltd.          4.80    -----------------------------------------
-------------------------------------------    2. Manufacturing (Diversified)     7.27     HOW DID THIS MARKET ENVIRONMENT
  3. Cox Communications, Inc.-                -----------------------------------------    AFFECT THE FUND?
     Class A                          4.24     3. Financial (Diversified)         5.89     AIM V.I. Value Fund faced a
-------------------------------------------   -----------------------------------------    difficult period for its
  4. American International                    4. Services (Data Processing)      4.71     investment strategy, called
     Group, Inc.                      4.01    -----------------------------------------    growth at a reasonable price,
-------------------------------------------    5. Insurance (Multi-Line)          4.69     or GARP. Basically, we look for
  5. Morgan Stanley Dean Witter & Co. 3.89    -----------------------------------------    growth stocks selling at a
-------------------------------------------    6. Investment Banking/Brokerage    4.69     discount. We believe that stocks
  6. Pfizer Inc.                      3.77    -----------------------------------------    purchased at a discount relative
-------------------------------------------    7. Health Care (Drugs-Major        4.68     to their potential for growth
  7. First Data Corp.                 3.52        Pharmaceuticals)                         and the underlying value of the
-------------------------------------------   -----------------------------------------    company may realize greater
  8. Omnicom Group, Inc.              3.10     8. Retail (General Merchandise)    4.00     rewards once earnings start to
-------------------------------------------   -----------------------------------------    rise.
  9. Target Corp.                     2.89     9. Electronics (Semiconductors)    3.81        The second and third quarters
-------------------------------------------   -----------------------------------------    of the year were a tough time
 10. Citigroup Inc.                   2.88    10. Oil (International Integrated)  3.25     for the GARP investment style
-------------------------------------------   -----------------------------------------    because few companies with above-
                                                                                           average growth sold at discount
The fund's holdings are subject to change, and there is no assurance that the fund         prices. Growth stocks sold at
will continue to hold any particular security.                                             extremely high prices, and "bargain"
                                                                                           stocks often did not demonstrate
                                                                                           the earnings growth we require.
                                                                                           It was difficult for us to find
                                                                                           stocks that met our investment
                                                                                           criteria, and at mid-year the number
                                                                                           of stocks in the portfolio declined
                                                                                           to approximately 50.

188                           AIM V.I VALUE FUND

ANNUAL REPORT / MANAGERS' OVERVIEW



RESULTS OF A $10,000 INVESTMENT                                                        AVERAGE ANNUAL TOTAL RETURNS
5/5/93-12/31/00
in thousands                                                                           As of 12/31/00
              [GRAPH APPEARS HERE]                                                     ----------------------------
                                   AIM IV      S & P 500                               Inception (5/5/93)  17.33%
DATE                             VALUE FUND      INDEX                                 ----------------------------
---                              ----------    ---------                               5 years             15.87
05/05/93                           $10,000      $10,000                                ----------------------------
06/30/93                           $10,690      $10,297                                1 year             -14.65
09/30/93                            11,230       10,562                                ----------------------------
12/31/93                            11,482       10,808
03/31/94                            11,804       10,399                                The performance figures shown represent
06/30/94                            11,313       10,442                                AIM V.I. Value Fund; they are not
09/30/94                            12,043       10,952                                intended to reflect actual annuity
12/31/94                            11,946       10,949                                values, and they do not reflect charges
03/31/95                            13,127       12,014                                at the separate-account level which
06/30/95                            14,805       13,159                                (if applied) would lower the
09/30/95                            16,522       14,204                                performance results. The fund's
12/31/95                            16,278       15,057                                performance figures are historical,
03/31/96                            16,387       15,865                                and they reflect the reinvestment
06/30/96                            17,196       16,575                                of distributions and changes in net
09/30/96                            17,448       17,085                                asset value. The fund's
12/31/96                            18,722       18,509                                investment return and principal value
03/31/97                            18,508       19,006                                will fluctuate, so fund shares, when
06/30/97                            21,711       22,321                                redeemed, may be worth more or less
09/30/97                            23,521       23,990                                than their original cost.
12/31/97                            23,157       24,680                                   The unmanaged Dow Jones Industrial
03/31/98                            25,979       28,120                                Average (the Dow) is a price-weighted
06/30/98                            27,426       29,051                                average of 30 actively traded
09/30/98                            24,136       26,166                                blue-chip stocks.
12/31/98                            30,661       31,734                                   The National Association of
03/31/99                            33,360       33,313                                Securities Dealers Automated Quotation
06/30/99                            35,089       35,654                                System Composite Index (the Nasdaq)
09/30/99                            33,832       33,431                                is a market-value-weighted index
12/31/99                            39,835       38,401                                comprising all domestic and
03/31/00                            43,389       39,284                                non-U.S.-based common stocks listed
06/30/00                            39,724       38,238                                on the Nasdaq system.
09/30/00                            37,229       37,868                                   The unmanaged Standard & Poor's
12/31/00                           $33,991      $34,908                                500 Index (S&P 500) is an index of
Source: Lipper, Inc.                                                                   common stocks frequently used as a
Past performance cannot guarantee comparable future results.                           general measure of the U.S. stock
                                                                                       market. An investment cannot be made
MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN       in an index. Index results include
INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE         reinvested dividends.
SHOWN.
                                                                                       ------------------------------------
WHAT STEPS ARE BEING TAKEN TO IMPROVE         Lastly, we maintained our heavy
FUND PERFORMANCE?                          weighting in the cable industry             WHAT WERE CONDITIONS LIKE AS THE
Throughout this difficult environment,     because we believe that the industry's      FISCAL YEAR CLOSED ON DECEMBER 31?
we have stayed true to our GARP            outlook for growth is strong, and           The situation was mixed. Late in 2000,
investment discipline because we           valuation remains attractive.               markets were roiled by a string of
believe it works well over time.                                                       corporate warnings about earnings
While past performance cannot              WHAT WERE SOME OF THE FUND'S                and revenue expectations. Many believe
guarantee comparable future results,       TOP HOLDINGS?                               earnings may continue to disappoint
the fund's long-term results remain        .  Comcast, based in Philadelphia, is       for the next six to nine months, as
strong, as seen on the chart above.           the third-largest U.S. cable             capital expenditures and consumer
We intend to maintain a portfolio of          operator (behind AT&T Broadband          spending may slow or decline.
companies with strong earnings growth,        and Time Warner). With about 8.2            On the other hand, toward the
positive earnings momentum and                million subscribers, Comcast has         close of the fiscal year, the Fed
attractive valuations.                        been upgrading its cable networks        indicated that its bias had changed
   In the later portion of the year,          to offer high-speed Internet             from warding off inflation to warding
we were increasingly successful in            services and digital video.              off recession, signaling the
identifying portfolio candidates that      .  Tyco has grown through acquisitions      possibility of rate cuts aimed at
met both our growth and our                   into a highly diversified company        stimulating the economy.
reasonable-price disciplines. As a            with more than 40 operations. The        Historically, declining interest
result, we increased the number of            company's four divisions make            rates bode well for stocks. Though
our holdings from 50 to 57 stocks.            everything from undersea fiber-optic     the economy had slowed from its previous
We believe that holding about 60              cable to disposable health-care          strong pace, unemployment remained at
stocks offers the optimum balance:            supplies.                                its lowest level in decades and
it allows the fund to be fully             .  Cox Communications provides cable        inflation continued to be quite low.
diversified and gives us the                  TV service to six million U.S.           Prices of many stocks had been brought
opportunity to be fully informed              customers. The company leads the         to much more reasonable levels by the
about each stock.                             industry in its ability to provide       steep downturn in equity markets during
   In addition, we reduced the fund's         multiple services--like high-speed       the last quarter of 2000, a potential
technology weighting and allocated            Internet access and telephone            buying opportunity.
more assets into health care and              service--over its cable                     Given the level of uncertainty
financials, among the best-performing         infrastructure.                          surrounding short-term economic trends,
areas of the market.                                                                   we can expect market volatility to
                                                                                       continue and thus regard this as an
                                                                                       environment in which investors would
                                                                                       be well advised to maintain a long-term
                                                                                       investment perspective.

                              AIM V.I VALUE FUND                             189

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                         MARKET
                                           SHARES        VALUE
DOMESTIC COMMON STOCKS - 79.98%

BANKS (MAJOR REGIONAL) - 0.55%

Bank of New York Co., Inc. (The)             275,000 $   15,176,562
===================================================================

BANKS (MONEY CENTER) - 1.87%

J.P. Morgan Chase & Co.                    1,127,000     51,208,062
===================================================================

BROADCASTING (TELEVISION, RADIO & CABLE) - 10.55%

Comcast Corp. - Class A(a)(b)              4,150,000    173,262,500
-------------------------------------------------------------------
Cox Communications, Inc. - Class A(a)      2,500,000    116,406,250
===================================================================
                                                        289,668,750
===================================================================

COMPUTERS (HARDWARE) - 2.64%

Apple Computer, Inc.(a)                    1,900,000     28,262,500
-------------------------------------------------------------------
Compaq Computer Corp.                      2,125,000     31,981,250
-------------------------------------------------------------------
Sun Microsystems, Inc.(a)                    440,000     12,265,000
===================================================================
                                                         72,508,750
===================================================================

COMPUTERS (NETWORKING) - 1.84%

Cisco Systems, Inc.(a)                     1,321,600     50,551,200
===================================================================

COMPUTERS (PERIPHERALS) - 1.00%

EMC Corp.(a)                                 414,700     27,577,550
===================================================================

COMPUTERS (SOFTWARE & SERVICES) - 2.37%

America Online, Inc.(a)                      490,000     17,052,000
-------------------------------------------------------------------
At Home Corp. - Series A(a)                  480,400      2,657,212
-------------------------------------------------------------------
Microsoft Corp.(a)                           235,000     10,193,125
-------------------------------------------------------------------
Oracle Corp.(a)                            1,212,600     35,241,187
===================================================================
                                                         65,143,524
===================================================================

ELECTRICAL EQUIPMENT - 0.20%

Solectron Corp.(a)                           165,000      5,593,500
===================================================================

ELECTRONICS (SEMICONDUCTORS) - 2.16%

Analog Devices, Inc.(a)                    1,157,400     59,244,412
===================================================================

EQUIPMENT (SEMICONDUCTOR) - 0.88%

Applied Materials, Inc.(a)                   220,000      8,401,250
-------------------------------------------------------------------
Teradyne, Inc.(a)                            420,000     15,645,000
===================================================================
                                                         24,046,250
===================================================================

FINANCIAL (DIVERSIFIED) - 5.89%

American Express Co.                       1,071,500     58,865,531
-------------------------------------------------------------------
Citigroup Inc.                             1,547,100     78,998,794
-------------------------------------------------------------------
Freddie Mac                                  300,000     20,662,500
-------------------------------------------------------------------
J.P. Morgan & Co., Inc.                       20,000      3,310,000
===================================================================
                                                        161,836,825
===================================================================

HEALTH CARE (DIVERSIFIED) - 2.25%

Johnson & Johnson                            587,000     61,671,688
===================================================================

                                                                    MARKET
                                                       SHARES       VALUE
HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) - 4.68%

Pfizer Inc.                                            2,248,300 $103,421,800
-----------------------------------------------------------------------------
Schering-Plough Corp.                                    440,900   25,021,075
=============================================================================
                                                                  128,442,875
=============================================================================

HEALTH CARE (MANAGED CARE) - 1.23%

UnitedHealth Group Inc.                                  550,000   33,756,250
=============================================================================

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 1.28%

Baxter International, Inc.                               165,000   14,571,563
-----------------------------------------------------------------------------
Guidant Corp.(a)                                         383,900   20,706,606
=============================================================================
                                                                   35,278,169
=============================================================================

HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.28%

Kimberly-Clark Corp.                                     496,100   35,069,309
=============================================================================

INSURANCE (MULTI-LINE) - 4.69%

American International Group, Inc.                     1,116,400  110,035,175
-----------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)            267,400   18,885,125
=============================================================================
                                                                  128,920,300
=============================================================================

INVESTMENT BANKING/BROKERAGE - 4.69%

Merrill Lynch & Co., Inc.                                320,000   21,820,000
-----------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                       1,348,700  106,884,475
=============================================================================
                                                                  128,704,475
=============================================================================

MANUFACTURING (DIVERSIFIED) - 2.47%

Honeywell International Inc.                           1,433,400   67,817,738
=============================================================================

NATURAL GAS -.52%

Williams Cos., Inc. (The)                              1,047,200   41,822,550
=============================================================================

OIL & GAS (DRILLING & EQUIPMENT) - 2.17%

R&B Falcon Corp.(a)                                      418,300    9,594,756
-----------------------------------------------------------------------------
Schlumberger Ltd.                                        399,600   31,943,025
-----------------------------------------------------------------------------
Transocean Sedco Forex Inc.                              394,000   18,124,000
=============================================================================
                                                                   59,661,781
=============================================================================

OIL (INTERNATIONAL INTEGRATED) - 1.76%

Chevron Corp.                                            175,000   14,776,563
-----------------------------------------------------------------------------
Exxon Mobil Corp.                                        385,800   33,540,488
=============================================================================
                                                                   48,317,051
=============================================================================

RETAIL (COMPUTERS & ELECTRONICS) - 0.90%

Best Buy Co., Inc.(a)                                    832,100   24,598,956
=============================================================================

RETAIL (DRUG STORES) - 2.70%

Walgreen Co.                                           1,774,500   74,196,281
=============================================================================

RETAIL (FOOD CHAINS) - 3.27%

Kroger Co. (The)(a)                                      924,400   25,016,575
-----------------------------------------------------------------------------
Safeway Inc.(a)                                        1,036,900   64,806,250
=============================================================================
                                                                   89,822,825
=============================================================================

190                           AIM V.I. VALUE FUND

                                                                     MARKET
                                                       SHARES        VALUE
RETAIL (GENERAL MERCHANDISE) - 4.00%

Costco Wholesale Corp.(a)                                760,000 $   30,352,500
-------------------------------------------------------------------------------
Target Corp.                                           2,465,000     79,496,250
===============================================================================
                                                                    109,848,750
===============================================================================

RETAIL (SPECIALTY-APPAREL) - 0.49%

Gap, Inc. (The)                                          525,000     13,387,500
===============================================================================

SERVICES (ADVERTISING/MARKETING) - 3.10%

Omnicom Group Inc.                                     1,026,200     85,046,325
===============================================================================

SERVICES (DATA PROCESSING) - 4.71%

Automatic Data Processing, Inc.                          518,200     32,808,538
-------------------------------------------------------------------------------
First Data Corp.                                       1,832,900     96,570,919
===============================================================================
                                                                    129,379,457
===============================================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 2.84%

Nextel Communications, Inc. - Class A(a)               3,155,600     78,101,100
===============================================================================
  Total Domestic Common Stocks
   (Cost $2,053,737,076)                                          2,196,398,765
===============================================================================

FOREIGN STOCKS & OTHER EQUITY INTERESTS - 10.17%

BERMUDA - 4.80%

Tyco International Ltd. (Manufacturing -
  Diversified)                                         2,376,000    131,868,000
===============================================================================

CANADA - 2.28%

Celestica Inc. (Electronics - Semiconductors)(a)         837,800     45,450,650
-------------------------------------------------------------------------------
Nortel Networks Corp. (Communications Equipment)         537,300     17,227,181
===============================================================================
                                                                     62,677,831
===============================================================================

FINLAND - 1.11%

Nokia Oyj - ADR (Communications Equipment)               700,000     30,450,000
===============================================================================

FRANCE - 0.45%

Alcatel S.A. - ADR (Communications Equipment)            220,400     12,328,625
===============================================================================

UNITED KINGDOM - 1.53%

Amdocs Ltd. (Telecommunications -
  Cellular/Wireless)(a)                                   13,400        887,750
-------------------------------------------------------------------------------
BP Amoco PLC - ADR (Oil - International Integrated)      857,400     41,048,025
===============================================================================
                                                                     41,935,775
===============================================================================
Total Foreign Stocks & Other Equity Interests (Cost
 $221,824,343)                                                      279,260,231
===============================================================================

                                                PRINCIPAL      MARKET
                                                 AMOUNT        VALUE
U.S. TREASURY BILLS - 0.23%

5.77%, 03/22/01 (Cost $6,422,267)(d)(e)        $ 6,500,000 $    6,423,294
==========================================================================
                                                 SHARES
MONEY MARKET FUNDS - 11.07%

STIC Liquid Assets Portfolio(f)                152,009,934    152,009,934
--------------------------------------------------------------------------
STIC Prime Portfolio(f)                        152,009,934    152,009,934
==========================================================================
  Total Money Market Funds (Cost $304,019,868)                304,019,868
==========================================================================
TOTAL INVESTMENTS - 101.45%
 (Cost $2,586,003,554)                                      2,786,102,158
==========================================================================
LIABILITIES LESS OTHER ASSETS - (1.45%)                       (39,941,577)
==========================================================================
NET ASSETS - 100.00%                                       $2,746,160,581
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR - American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 12/31/00 was $173,262,500, which represented 6.31% of the Fund's net assets.
(c) A portion of this security is subject to call options written. See Note 8.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(e) The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                              AIM V.I. VALUE FUND                           191

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost $2,586,003,554)  $2,786,102,158
------------------------------------------------------------------
Receivables for:
 Investments sold                                        1,959,206
------------------------------------------------------------------
 Fund shares sold                                        1,178,637
------------------------------------------------------------------
 Dividends                                               2,458,443
------------------------------------------------------------------
Investment for deferred compensation plan                   52,121
------------------------------------------------------------------
Other assets                                                68,343
==================================================================
  Total assets                                       2,791,818,908
==================================================================

LIABILITIES:

Payables for:
 Investments purchased                                  32,933,914
------------------------------------------------------------------
 Fund shares reacquired                                  1,516,824
------------------------------------------------------------------
 Foreign currency contracts closed                         125,701
------------------------------------------------------------------
 Foreign currency contracts outstanding                  3,275,712
------------------------------------------------------------------
 Options written (premiums received $7,644,639)          2,689,981
------------------------------------------------------------------
 Deferred compensation plan                                 52,121
------------------------------------------------------------------
 Variation margin                                        1,147,614
------------------------------------------------------------------
Accrued advisory fees                                    1,340,633
------------------------------------------------------------------
Accrued administrative services fees                     2,459,958
------------------------------------------------------------------
Accrued operating expenses                                 115,869
==================================================================
  Total liabilities                                     45,658,327
==================================================================
Net assets applicable to shares outstanding         $2,746,160,581
__________________________________________________________________
==================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Outstanding                                            100,588,942
==================================================================
Net asset value                                     $        27.30
__________________________________________________________________
==================================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $135,244)          $  10,060,477
------------------------------------------------------------------------------
Dividends from affiliated money market funds                       16,146,563
------------------------------------------------------------------------------
Interest                                                               33,510
==============================================================================
  Total investment income                                          26,240,550
==============================================================================

EXPENSES:

Advisory fees                                                      16,526,917
------------------------------------------------------------------------------
Administrative services fees                                        5,547,173
------------------------------------------------------------------------------
Custodian fees                                                        225,179
------------------------------------------------------------------------------
Transfer agent fees                                                    38,953
------------------------------------------------------------------------------
Trustees' fees                                                         10,556
------------------------------------------------------------------------------
Other                                                                 571,809
==============================================================================
  Total expenses                                                   22,920,587
==============================================================================
Less: Expenses paid indirectly                                         (5,712)
==============================================================================
  Net expenses                                                     22,914,875
==============================================================================
Net investment income                                               3,325,675
==============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES, FOREIGN CURRENCIES, FOREIGN CURRENCY CONTRACTS,
 FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
 Investment securities                                              9,012,704
------------------------------------------------------------------------------
 Foreign currency contracts                                        24,909,086
------------------------------------------------------------------------------
 Futures contracts                                                   (830,433)
==============================================================================
                                                                   33,091,357
==============================================================================
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                           (486,185,487)
------------------------------------------------------------------------------
 Foreign currencies                                                       (87)
------------------------------------------------------------------------------
 Foreign currency contracts                                        (8,954,850)
------------------------------------------------------------------------------
 Futures contracts                                                 (1,168,028)
------------------------------------------------------------------------------
 Option contracts written                                           4,954,658
==============================================================================
                                                                 (491,353,794)
==============================================================================
Net gain (loss) from investment securities, foreign
 currencies, foreign currency contracts, futures contracts and
 option contracts                                                (458,262,437)
==============================================================================
Net increase (decrease) in net assets resulting from
 operations                                                     $(454,936,762)
______________________________________________________________________________
==============================================================================

See Notes to Financial Statements.

192                           AIM V.I. VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                    2000            1999
                                               --------------  --------------
OPERATIONS:

 Net investment income                         $    3,325,675  $    3,440,737
------------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies, foreign currency
  contracts, futures contracts and option
  contracts                                        33,091,357     111,811,218
------------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities,
  foreign currencies, foreign currency
  contracts, futures contracts and option
  contracts                                      (491,353,794)    360,547,238
==============================================================================
  Net increase (decrease) in net assets
   resulting from operations                     (454,936,762)    475,799,193
==============================================================================
Distributions to shareholders from net
 investment income                                 (3,445,134)     (6,235,364)
------------------------------------------------------------------------------
Distributions to shareholders from net
 realized gains                                  (120,019,734)    (32,606,763)
------------------------------------------------------------------------------
Share transactions - net                          941,195,640     725,025,960
==============================================================================
  Net increase in net assets                      362,794,010   1,161,983,026
==============================================================================

NET ASSETS:

 Beginning of year                              2,383,366,571   1,221,383,545
==============================================================================
 End of year                                   $2,746,160,581  $2,383,366,571
______________________________________________________________________________
==============================================================================

NET ASSETS CONSIST OF:

 Shares of beneficial interest                 $2,521,723,981  $1,579,989,967
------------------------------------------------------------------------------
 Undistributed net investment income                3,258,277       3,383,602
------------------------------------------------------------------------------
 Undistributed net realized gain from
  investment securities, foreign currencies,
  foreign currency contracts, futures
  contracts and option contracts                   20,569,224     108,030,109
------------------------------------------------------------------------------
 Unrealized appreciation of investment
  securities, foreign currencies, foreign
  currency contracts, futures contracts and
  option contracts                                200,609,099     691,962,893
==============================================================================
                                               $2,746,160,581  $2,383,366,571
______________________________________________________________________________
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Value Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of sixteen separate portfolios. At a meeting held on February 3, 2000, the Board of Directors of AIM Variable Insurance Funds, Inc. approved an Agreement and Plan of Reorganization which was approved by shareholders of the Fund on April 10, 2000. Effective May 1, 2000, pursuant to an Agreement and Plan of Reorganization, AIM Variable Insurance Funds, Inc. was reorganized from a Maryland Corporation to a Delaware business trust. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective.
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of

                              AIM V.I. VALUE FUND                           193
   determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
    On December 31, 2000, undistributed net investment income was decreased by $5,866, undistributed net realized gains decreased by $532,508, and paid-in capital increased by $538,374 as a result of book/tax differences and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

  Outstanding foreign currency contracts at December 31, 2000 were as follows:

                         CONTRACT TO                 UNREALIZED
SETTLEMENT  --------------------------------------  APPRECIATION
   DATE        CURRENCY      RECEIVE      VALUE    (DEPRECIATION)
----------  -------------- ----------- ----------- --------------
02/28/01    CAD 70,800,000 $46,165,349 $47,252,818  $(1,087,469)
02/28/01    EUR 21,450,000  18,305,266  20,195,840   (1,890,574)
03/02/01    EUR  9,600,000   8,741,720   9,039,389     (297,669)
                ---------- ----------- -----------  -----------
                           $73,212,335 $76,488,047  $(3,275,712)
                           =========== ===========  ===========

G. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Futures Contracts - The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred.
   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

194                           AIM V.I. VALUE FUND

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM a fee for costs incurred in providing accounting services and certain administrative services to the Fund and to reimburse AIM for administrative services paid to insurance companies that have agreed to provide administrative services to the Fund. For the year ended December 31, 2000, the Fund paid AIM $5,547,173 of which AIM retained $167,010 for such services.
 The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and trustees of the Trust are officers of AIM and AIM Distributors.
 During the year ended December 31, 2000, the Fund paid legal fees of $8,877 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES
For the year ended December 31, 2000, the Fund received reductions in custodian fees of $5,712 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $5,712.

NOTE 4 - TRUSTEES' FEES
Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $2,364,882,407 and $1,537,133,471, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $ 396,337,293
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (220,261,782)
============================================================================
Net unrealized appreciation of investment securities          $ 176,075,511
____________________________________________________________________________
============================================================================
Cost of investments for tax purposes is $2,610,026,647.

NOTE 7 - FUTURES CONTRACTS
On December 31, 2000, $4,935,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                                        UNREALIZED
              NO. OF                                  MARKET           APPRECIATION
CONTRACT     CONTRACTS       MONTH/COMMITMENT          VALUE          (DEPRECIATION)
--------     ---------       ----------------       -----------       --------------
S&P 500         255            Mar. 01/Buy          $85,106,250        $(1,168,028)
====================================================================================

NOTE 8 - CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2000 are summarized as follows:

                       CALL OPTION
                        CONTRACTS
                   --------------------
                   NUMBER OF  PREMIUMS
                   CONTRACTS  RECEIVED
                   --------- ----------
Beginning of year       --   $       --
----------------------------------------
Written             10,659    8,360,035
----------------------------------------
Exercised           (1,100)    (530,479)
----------------------------------------
Expired               (900)    (184,917)
========================================
End of year          8,659   $7,644,639
________________________________________
========================================

                              AIM V.I. VALUE FUND                           195

Open call option contracts written as of December 31, 2000 were as follows:

                                                          DECEMBER 31,
                     CONTRACT STRIKE NUMBER OF  PREMIUMS      2000      UNREALIZED
ISSUE                 MONTH   PRICE  CONTRACTS  RECEIVED  MARKET VALUE APPRECIATION
-----                -------- ------ --------- ---------- ------------ ------------
Guidant Corp.          Jan.   $50.00   2,600   $2,756,401  $1,283,750   $1,472,651
-----------------------------------------------------------------------------------
Guidant Corp.          Jan.    65.00   1,239    1,230,645      23,231    1,207,414
-----------------------------------------------------------------------------------
Merrill Lynch & Co.    Jan.    70.00   3,120    2,600,636     809,250    1,791,386
-----------------------------------------------------------------------------------
Nokia Corp. ADR        Jan.    42.50   1,700    1,056,957     573,750      483,207
===================================================================================
                                       8,659   $7,644,639  $2,689,981   $4,954,658
___________________________________________________________________________________
===================================================================================

NOTE 9 - SHARE INFORMATION
Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                  2000                       1999
                        --------------------------  ------------------------
                          SHARES        AMOUNT        SHARES       AMOUNT
                        ----------  --------------  ----------  ------------
Sold                    34,419,619  $1,119,217,487  30,095,501  $884,324,432
-----------------------------------------------------------------------------
Issued as reinvestment
 of dividends            4,458,825     123,464,868   1,227,239    38,842,126
-----------------------------------------------------------------------------
Reacquired              (9,435,305)   (301,486,715) (6,712,560) (198,140,598)
=============================================================================
                        29,443,139  $  941,195,640  24,610,180  $725,025,960
_____________________________________________________________________________
=============================================================================

NOTE 10 - FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                      YEAR ENDED DECEMBER 31,
                         ---------------------------------------------------------
                          2000(a)        1999(a)       1998       1997      1996
                         ----------     ----------  ----------  --------  --------
Net asset value,
 beginning of period     $    33.50     $    26.25  $    20.83  $  17.48  $  16.11
-----------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income         0.04           0.06        0.09      0.08      0.30
-----------------------------------------------------------------------------------
 Net gains (losses) on
  securities (both
  realized and
  unrealized)                 (4.94)          7.76        6.59      4.05      2.09
===================================================================================
  Total from investment
   operations                 (4.90)          7.82        6.68      4.13      2.39
===================================================================================
Less distributions:
 Dividends from net
  investment income           (0.04)         (0.09)      (0.13)    (0.19)    (0.10)
-----------------------------------------------------------------------------------
 Distributions from net
  realized gains              (1.26)         (0.48)      (1.13)    (0.59)    (0.92)
===================================================================================
  Total distributions         (1.30)         (0.57)      (1.26)    (0.78)    (1.02)
===================================================================================
Net asset value, end of
 period                  $    27.30     $    33.50  $    26.25  $  20.83  $  17.48
___________________________________________________________________________________
===================================================================================
Total return                 (14.68)%        29.90%      32.41%    23.69%    15.02%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)   $2,746,161     $2,383,367  $1,221,384  $690,841  $369,735
___________________________________________________________________________________
===================================================================================
Ratio of expenses to
 average net assets            0.84%(b)       0.76%       0.66%     0.70%     0.73%
___________________________________________________________________________________
===================================================================================
Ratio of net investment
 income to average net
 assets                        0.12%(b)       0.20%       0.68%     1.05%     2.00%
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate          62%            62%        100%      127%      129%
___________________________________________________________________________________
===================================================================================

(a) Calculated using average shares outstanding.
(b) Ratios are based on average daily net assets of $2,733,652,844.

196                           AIM V.I. VALUE FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
AIM Variable Insurance Funds

We have audited the accompanying statement of assets and liabilities of AIM V.I. Value Fund, a series of shares of beneficial interest of AIM Variable Insurance Funds including the schedule of investments as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Value Fund, as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 1, 2001

                              AIM V.I. VALUE FUND                           197

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM V.I. Value Fund (the "Fund"), a portfolio of AIM Variable Insurance Funds, Inc. (the "Company"), reorganized as AIM Variable Insurance Funds, a Delaware business trust (the "Trust"), was held on April 10, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the Company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund and making it non-fundamental.

(6) To ratify the selection of Tait, Weller & Baker as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the voting on the above matters were as follows:

                                                                      WITHHELD/
     DIRECTORS/MATTER                                     VOTES FOR  ABSTENTIONS
     --------------------------------------------------- ----------- -----------
 (1)* Charles T. Bauer.................................  336,558,177  9,129,703
      Bruce L. Crockett................................  337,513,648  8,174,232
      Owen Daly II.....................................  336,754,219  8,933,661
      Edward K. Dunn, Jr...............................  337,481,093  8,206,787
      Jack M. Fields...................................  337,574,973  8,112,907
      Carl Frischling..................................  337,177,860  8,510,020
      Robert H. Graham.................................  337,319,248  8,368,632
      Prema Mathai-Davis...............................  337,262,043  8,425,837
      Lewis F. Pennock.................................  337,440,897  8,246,983
      Louis S. Sklar...................................  337,447,894  8,239,986

                                                            VOTES    WITHHELD/
      MATTER                                   VOTES FOR   AGAINST  ABSTENTIONS
      --------------------------------------  ----------- --------- -----------
 (2)*   Approval of an Agreement and Plan
        of Reorganization which provides
        for the reorganization of
        AIM Variable Insurance Funds, Inc.
        as a Delaware business trust.......   318,213,444 8,412,798 19,061,638
 (3)    Approval of a new Master Investment
        Advisory Agreement with A I M
        Advisors, Inc......................    64,733,758 2,205,729  5,113,810
 (4)(a) Approval of changing the
        Fundamental Restriction on Issuer
        Diversification....................    62,782,614 2,813,455  6,457,228
 (4)(b) Approval of changing the
        Fundamental Restriction on
        Borrowing Money and Issuing Senior
        Securities.........................    62,191,461 3,539,461  6,322,375
 (4)(c) Approval of changing the
        Fundamental Restriction on
        Underwriting Securities............    63,471,362 2,702,293  5,879,642
 (4)(d) Approval of changing the
        Fundamental Restriction on Industry
        Concentration......................    63,583,770 2,670,769  5,798,758
 (4)(e) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Real Estate .    62,652,287 3,322,826  6,078,184
 (4)(f) Approval of changing the
        Fundamental Restriction on
        Purchasing or Selling Commodities..    62,555,004 3,535,659  5,962,634
 (4)(g) Approval of changing the
        Fundamental Restriction on Making
        Loans..............................    62,377,925 3,654,650  6,020,722
 (4)(h) Approval of the Elimination of
        Fundamental Restriction on
        Investing for the Purpose of
        Control............................    62,190,684 3,602,146  6,260,467
 (5)    Approval of Changing the Investment
        Objective and Making it Non-
        Fundamental........................    61,885,484 3,747,177  6,420,636
 (6)    Ratification of the selection of
        Tait, Weller & Baker as Independent
        Accountants of the Fund............    66,486,391   986,590  4,580,316

--------
* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Variable Insurance Funds, Inc.

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

198                           AIM V.I. VALUE FUND

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include approving the investment advisor's trustees fee; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

 Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

 Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                               OFFICERS                            OFFICE OF THE FUND

Robert H. Graham                                Robert H. Graham                    11 Greenway Plaza
Chairman, President and                         Chairman and President              Suite 100
Chief Executive Officer                                                             Houston, TX 77046
A I M Management Group Inc.                     Carol F. Relihan
                                                Senior Vice President and           INVESTMENT ADVISOR
Bruce L. Crockett                               Secretary
Director                                                                            A I M Advisors, Inc.
ACE Limited;                                    Gary T. Crum                        11 Greenway Plaza
Formerly Director, President, and               Senior Vice President               Suite 100
Chief Executive Officer                                                             Houston, TX 77046
COMSAT Corporation                              Dana R. Sutton
                                                Vice President and                  TRANSFER AGENT AND CUSTODIAN
Owen Daly II                                    Treasurer
Formerly Director                                                                   State Street Bank and Trust Company
Cortland Trust Inc.                             Robert G. Alley                     225 Franklin Street
                                                Vice President                      Boston, MA 02110
Albert R. Dowden
Chairman of the Board of Directors,             Stuart W. Coco                      COUNSEL TO THE FUNDS
The Cortland Trust and                          Vice President
DHJ Media, Inc.; and Director,                                                      Foley & Lardner
Magellan Insurance Company                      Melville B. Cox                     3000 K N.W., Suite 500
                                                Vice President                      Washington, D.C. 20007
Edward K. Dunn, Jr.
Formerly Chairman, Mercantile                   Karen Dunn Kelley                   COUNSEL TO THE TRUSTEES
Mortgage Corp.;                                 Vice President
Formerly Vice Chairman, President                                                   Kramer, Levin, Naftalis & Frankel LLP
and Chief Operating Officer                     Edgar M. Larsen                     919 Third Avenue
Mercantile-Safe Deposit & Trust Co.;            Vice President                      New York, NY 10022
and President, Mercantile Bankshares
                                                Mary J. Benson                      DISTRIBUTOR
Jack Fields                                     Assistant Vice President and
Chief Executive Officer,                        Assistant Treasurer                 A I M Distributors, Inc.
Twenty First Century, Inc.;                                                         11 Greenway Plaza
Formerly Member of the U.S.                     Sheri Morris                        Suite 100
House of Representatives                        Assistant Vice President and        Houston, TX 77046
                                                Assistant Treasurer
Carl Frischling                                                                     AUDITORS
Partner                                         Jim A. Coppedge
Kramer, Levin, Naftalis & Frankel LLP           Assistant Secretary                 Tait, Weller & Baker
                                                                                    8 Penn Center Plaza
Prema Mathai-Davis                              Renee A. Friedli                    Suite 800
Formerly Chief Executive Officer,               Assistant Secretary                 Philadelphia, PA 19103
YWCA of the U.S.A.
                                                P. Michelle Grace
Lewis F. Pennock                                Assistant Secretary
Partner, Pennock & Cooper (law firm)
                                                Nancy L. Martin
Louis S. Sklar                                  Assistant Secretary
Executive Vice President, Development
and Operations,                                 Ofelia M. Mayo
Hines Interests                                 Assistant Secretary
Limited Partnership
                                                Lisa A. Moss
                                                Assistant Secretary

                                                Kathleen J. Pflueger
                                                Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2000, 26.16% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $88,035,984 for the Fund's tax year ended December 31, 2000, of which 100% is 20% rate gain.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 0.10% was derived from U.S. Treasury
Obligations.

                              AIM V.I. VALUE FUND                           199

A.F.A.S.C.
P.O. Box 94039
Palatine, IL 60094-4039

A I M Distributors, Inc.                                                LIF-AR-1